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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMERICAN SCIENCE AND ENGINEERING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.66 2/3 per share, of American Science and Engineering, Inc.
(2)	Aggregate number of securities to which transaction applies:
As of June 28, 2016, 7,138,104 shares of common stock outstanding, no shares of common stock underlying options to purchase shares of common stock outstanding with an exercise price below $37.00, and 134,120 shares of common stock outstanding and unvested that are subject to restricted stock units.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001007 by the underlying value of the transaction of $269,072,288.00, which has been calculated as the sum of: (A) the product of 7,138,104 shares of common stock issued and outstanding as of June 28, 2016 and the merger consideration of $37.00 per share; plus (B) the product of 134,120 shares of common stock outstanding and unvested as of June 28, 2016 that are subject to restricted stock units and the merger consideration of $37.00 per share.
	(4)	Proposed maximum aggregate value of transaction: $269,072,288.00
	(5)	Total fee paid: $27,095.58
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED JULY 1, 2016

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, MA 01821

[                    ], 2016

To our shareholders:

        We cordially invite you to attend a special meeting of the shareholders of American Science and Engineering, Inc., a Massachusetts corporation, which we refer to as "we," "us," "AS&E" or the "Company," to be held on [                    ], 2016 at [                ], local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

        On June 20, 2016, the Company entered into an Agreement and Plan of Merger, which we refer to as the merger agreement, with OSI Systems, Inc., a Delaware corporation, which we refer to as Buyer, and Apple Merger Sub, Inc., a Massachusetts corporation and a wholly-owned subsidiary of Buyer, which we refer to as Transitory Subsidiary, providing for the merger of Transitory Subsidiary with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Buyer.

        At the special meeting, you will be asked to consider and vote on the following matters:

  (1)
  a proposal to approve the merger agreement;

  (2)
  a proposal to approve, on a nonbinding advisory basis, the "golden parachute" compensation that may be payable to our named executive officers in connection with the merger as reported on the Golden Parachute Compensation table on page 64 of the accompanying proxy statement; and

  (3)
  a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate in the view of the board of directors of the Company, which we refer to as the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        Shareholders will also act on any other business that may properly come before the special meeting.

        If the merger is consummated, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger will, other than as provided below, be converted into the right to receive $37.00 in cash, without interest and subject to deduction for any required tax withholding. We refer to this per share consideration to be paid in the merger as the merger consideration. The following shares of Company common stock will not be converted into the right to receive the merger consideration in connection with the merger: (a) shares held by any of our shareholders who have not voted in favor of the merger agreement or the merger or consented thereto in writing, and have perfected and not withdrawn a demand for appraisal of such shares in accordance with the Massachusetts Business Corporation Act, which we refer to as the MBCA, and (b) shares owned by Buyer, Transitory Subsidiary or any subsidiary of Buyer or the Company. The merger consideration of $37.00 per share of Company common stock represents a premium of approximately 14.4% over the closing price per share of the Company's common stock on The Nasdaq Global Select Market, or Nasdaq, on June 20, 2016, the last full trading day before the public announcement of the execution of the merger agreement, and a premium of approximately 24.9% over the volume-weighted average closing price per share of the Company's common stock on Nasdaq for the 90 days up to and including June 20, 2016.

        The board of directors has unanimously approved the merger agreement and recommends that all Company shareholders vote in favor of approval of the merger agreement. The board of directors made its determination after consultation with its legal and financial advisors and consideration of a number of factors. The board of directors unanimously recommends that you vote "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" approval of the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        Approval of the merger agreement requires the affirmative vote of holders of two-thirds of the shares of Company common stock that are issued and outstanding as of the record date.

        Your vote is very important.    Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or the Internet. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" approval of the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement. You may revoke your proxy at any time before it is exercised at the special meeting by delivering a properly executed proxy card bearing a later date or a written revocation of your proxy to the Company's Secretary before the start of the special meeting, submitting a later-dated proxy electronically via the Internet or telephonically, or by attending the special meeting and voting in person. Attending the special meeting will not, in itself, revoke a previously submitted proxy. To revoke a proxy in person at the special meeting, you must obtain a ballot and vote in person at the special meeting. The failure to vote your shares of Company common stock will have the same effect as a vote "AGAINST" approval of the merger agreement.

        If your shares of Company common stock are held in "street name" by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of Company common stock without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock in accordance with the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock "FOR" approval of the merger agreement will have the same effect as voting "AGAINST" approval of the merger agreement.

        For the reasons described in the accompanying proxy statement, the Company has concluded that its shareholders may be entitled to appraisal rights. The Company and Buyer reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger. Any shareholder seeking to assert appraisal rights should carefully review the procedures described in the accompanying proxy statement. A copy of the applicable provisions of the MBCA is attached as Annex C to the accompanying proxy statement.

        The accompanying proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the merger agreement. You also may obtain additional information about the Company from documents we have filed with the Securities and Exchange Commission by following the instructions listed in the section of the accompanying proxy statement entitled "Where You Can Find More Information."

        If you have any questions or need assistance voting your shares of Company common stock, please call Georgeson LLC, the Company's proxy solicitor, toll-free at (800) 509-1078.

        Thank you in advance for your cooperation and continued support.

Sincerely,

Charles P. Dougherty
President and Chief Executive Officer

        The accompanying proxy statement is dated [                    ], 2016 and is first being mailed to our shareholders on or about [                    ], 2016.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE PROPOSED MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET OR TELEPHONICALLY OR BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES OF COMPANY COMMON STOCK AT THIS TIME. IF THE MERGER AGREEMENT IS APPROVED AND THE MERGER IS COMPLETED, YOU WILL RECEIVE A LETTER OF TRANSMITTAL AND RELATED INSTRUCTIONS TO SURRENDER YOUR STOCK CERTIFICATES.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED JULY 1, 2016

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, Massachusetts 01821

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

        This is a notice that a special meeting of shareholders of American Science and Engineering, Inc., which we refer to as "we," "us," "AS&E" or the "Company," will be held on [                ], 2016 at [        ], local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, unless postponed to a later date. At the special meeting, you will be asked to consider and vote on the following matters:

  (1)
  a proposal to approve the Agreement and Plan of Merger, dated as of June 20, 2016, which we refer to as the merger agreement, by and among the Company, OSI Systems, Inc., a Delaware corporation, which we refer to as Buyer, and Apple Merger Sub, Inc., a Massachusetts corporation and a wholly-owned subsidiary of Buyer, which we refer to as Transitory Subsidiary, providing for the merger of Transitory Subsidiary with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Buyer;

  (2)
  a proposal to approve, on a nonbinding advisory basis, the "golden parachute" compensation that may be payable to our named executive officers in connection with the merger as reported on the Golden Parachute Compensation table on page 64 of the accompanying proxy statement; and

  (3)
  a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate in the view of the board of directors of the Company, which we refer to as the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        Shareholders will also act on any other business that may properly come before the special meeting.

        For more information about the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the Agreement and Plan of Merger attached thereto as Annex A.

        The board of directors has unanimously approved the merger agreement and recommends that all Company shareholders vote to approve the merger agreement. The board of directors made its determination after consultation with its legal and financial advisors and consideration of a number of factors. The board of directors unanimously recommends that you vote "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" approval of the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        Only shareholders of record at the close of business on [                ], 2016, which we refer to as the record date, are entitled to notice of and to vote at the special meeting and at any and all adjournments or postponements thereof.

        Your vote is very important, regardless of the number of shares of Company common stock you own. The merger and other transactions contemplated by the merger agreement cannot be consummated unless the merger agreement is approved by the affirmative vote of holders of two-thirds of the shares of Company common stock that are issued and outstanding as of the record date. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your shares of Company common stock will be represented at the special meeting if you are unable to attend. If you do not attend the special meeting and fail to return your proxy card or fail to submit your proxy by phone or the Internet, your shares of Company common stock will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote "AGAINST" approval of the merger agreement.

        If you are a shareholder of record, voting in person at the special meeting will revoke any proxy previously submitted. Shareholders of record or their duly authorized proxies have the right to attend the special meeting. If you hold your shares of Company common stock through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee in order to vote. As a beneficial owner of shares of Company common stock held in "street name," you have the right to direct your bank, brokerage firm or other nominee on how to vote the shares in your account. You are also invited to attend the special meeting. However, because you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your bank, brokerage firm or other nominee. If your shares of Company common stock are held through a bank, brokerage firm or other nominee and you wish to attend, please bring to the special meeting a copy of your brokerage statement evidencing your beneficial ownership of Company common stock. If you are the representative of a corporate or institutional shareholder, you must present proof that you are the representative of such shareholder.

        For the reasons described in the accompanying proxy statement, the Company has concluded that its shareholders may be entitled to appraisal rights. The Company and Buyer reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger. Any shareholder seeking to assert appraisal rights should carefully review the procedures described in the accompanying proxy statement. See "Appraisal Rights" beginning on page 100 and Annex C of the accompanying proxy statement.

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.

By order of the Board of Directors,
Diane J. Basile Senior Vice President, Chief Financial Officer and Treasurer
[ ], 2016 Billerica, Massachusetts

PROXY STATEMENT

        We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by the Company's board of directors for use at the special meeting of shareholders described herein. This proxy statement and the enclosed proxy card or voting instruction form are first being mailed on or about [              ], 2016 to our shareholders who owned shares of Company common stock as of the close of business on [              ], 2016.

SUMMARY

        The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents we refer to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under "Where You Can Find More Information" beginning on page 106.

Parties to the Merger (Page 28)

        In this proxy statement, we refer to the Agreement and Plan of Merger, dated as of June 20, 2016, by and among Buyer, Transitory Subsidiary and the Company, as the merger agreement, and the merger of Transitory Subsidiary with and into the Company as the merger. The parties to the merger agreement and the merger are:

  •
  American Science and Engineering, Inc., which we refer to as "we," "us," "AS&E" or the "Company," is a Massachusetts corporation headquartered in Billerica, Massachusetts. AS&E develops, manufactures, markets, and sells X-ray inspection and other detection products for homeland security, force protection, public safety, and other critical defense and security applications. AS&E provides maintenance, warranty, engineering, training and operator services related to these products.

  •
  OSI Systems, Inc., which we refer to as Buyer, is a Delaware corporation headquartered in Hawthorne, California. Buyer, together with its subsidiaries, is a vertically integrated designer and manufacturer of specialized electronic systems and components for critical applications. Buyer sells its products and provides related services in diversified markets, including homeland security, healthcare, defense and aerospace.

  •
  Apple Merger Sub, Inc., which we refer to as Transitory Subsidiary, is a Massachusetts corporation that was formed solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Transitory Subsidiary is a wholly-owned subsidiary of Buyer and has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement. Upon the completion of the merger, Transitory Subsidiary will cease to exist and the Company will continue as the surviving corporation of the merger, which we refer to as the surviving corporation.

The Special Meeting (Page 23)

Time, Place and Purpose of the Special Meeting (Page 23)

        The special meeting of the shareholders of the Company, which we refer to as the special meeting, will be held on [              ], 2016, starting at [              ], local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

        At the special meeting, holders, which we refer to as shareholders, of common stock of the Company, $0.66 2/3 par value per share, which we refer to as Company common stock, will be asked to consider and vote on the following matters:

  •
  a proposal to approve the merger agreement;

  •
  a proposal to approve, on a nonbinding advisory basis, the "golden parachute" compensation that may be payable to our named executive officers in connection with the merger as reported on the Golden Parachute Compensation table on page 64; and

  •
  a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate in the view of the board of directors of the Company, which we refer to as the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        Shareholders will also act on any other business that may properly come before the special meeting.

Record Date and Quorum (Page 23)

        You are entitled to receive notice of, and to vote at, the special meeting if you owned shares of Company common stock as of the close of business on [              ], 2016, which is the date we have set as the record date for the special meeting, and which we refer to as the record date. You will have one vote for each share of Company common stock that you owned on the record date. As of the record date, there were [              ] shares of Company common stock outstanding and entitled to vote at the special meeting. A quorum is necessary to approve the merger agreement and to approve the nonbinding advisory proposal regarding "golden parachute" compensation at the special meeting. A majority of the shares of Company common stock that are issued and outstanding at the close of business on the record date, present in person or represented by proxy, at the special meeting constitutes a quorum for the purposes of the special meeting. The special meeting may be adjourned whether or not a quorum is present.

Vote Required (Page 24)

        Approval of the merger agreement requires the affirmative vote of the holders of two-thirds of the shares of Company common stock that are issued and outstanding as of the record date, which we sometimes refer to as the required shareholder approval.

        Under our amended and restated by-laws, as amended, which we refer to as our by-laws, approval of the nonbinding advisory proposal regarding "golden parachute" compensation and approval of the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, require the affirmative vote of a majority of the votes properly cast at the special meeting on such matters.

Shares Owned by Our Directors and Executive Officers (Page 26)

        As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, [              ] shares of Company common stock, representing [      ]% of the outstanding shares of Company common stock on the record date. The directors and executive officers have informed the Company that they currently intend to vote all of their shares of Company common stock "FOR" approval of the merger agreement, "FOR" approval of the advisory proposal regarding "golden parachute" compensation and "FOR" the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Proxies and Revocation (Page 26)

        Any shareholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet, or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the special meeting. If your shares of Company common stock are held in "street name" through a bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your shares of Company common stock using the instructions provided by your bank, brokerage firm or other nominee. If you hold your shares of Company common stock in "street name," please contact your bank, brokerage firm or other nominee for their instructions on how to vote your shares. Please note that if you are a beneficial owner of shares of Company common stock held in "street name" and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting.

        If you fail to submit a proxy or to vote in person at the special meeting, or if you do not provide your bank, brokerage firm or other nominee with voting instructions, your shares of Company common stock will not be voted on the proposal to approve the merger agreement, which will have the same effect as a vote "AGAINST" approval of the merger agreement, and your shares of Company common stock will not have an effect on the advisory proposal regarding "golden parachute" compensation or the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later-dated proxy through any of the methods available to you, by giving written notice of revocation to our Secretary at 829 Middlesex Turnpike, Billerica, MA 01821, which must be received by the Secretary by the time the special meeting begins, or by attending the special meeting and voting in person.

The Merger (Page 30)

        The merger agreement provides that Transitory Subsidiary will merge with and into the Company. The Company will be the surviving corporation in the merger and will continue to do business following the merger. As a result of the merger, the Company will cease to be a publicly traded company. If the merger is consummated, you will not own any shares of the capital stock of the surviving corporation.

Payment of Merger Consideration and Surrender of Stock Certificates (Page 58)

        In the merger, each share of Company common stock, other than as provided below, will be converted into the right to receive $37.00 in cash, without interest and subject to deduction for any required tax withholding. We refer to this per share consideration as the merger consideration. The following shares of Company common stock will not be converted into the right to receive the merger consideration in connection with the merger: (a) shares held by any of our shareholders who have not voted in favor of the merger agreement or the merger or consented thereto in writing, and have perfected and not withdrawn a demand for appraisal of such shares in accordance with the Massachusetts Business Corporation Act, which we refer to as the MBCA, and (b) shares owned by Buyer, Transitory Subsidiary or any subsidiary of Buyer or the Company. We sometimes refer to the shares described in the foregoing sentence, collectively, as the excluded shares.

Reasons for the Merger (Page 41)

        After careful consideration of various factors described in the section entitled "The Merger—Reasons for the Merger," the board of directors unanimously agreed that the benefits of the merger outweighed the drawbacks and risks and determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its shareholders, adopted the merger agreement, and approved the merger upon the terms and conditions set forth in the merger agreement and recommended that shareholders approve the merger agreement and the merger.

        In considering the recommendation of the board of directors with respect to the proposal to approve the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, yours. The board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in its recommendations with respect to the merger agreement. See the section entitled "The Merger—Interests of Certain Persons in the Merger" beginning on page 59.

Recommendation of the Board of Directors (Page 44)

        The board of directors unanimously recommends that you vote "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" approval of the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Opinion of Evercore Group L.L.C. (Page 45)

        On June 20, 2016, at a meeting of the board of directors, Evercore Group L.L.C., which we refer to as Evercore, rendered its opinion to the board of directors to the effect that, as of that date and based upon and subject to the assumptions, qualifications and limitations set forth in its opinion, the merger consideration to be received by the holders of Company common stock was fair, from a financial point of view, to such holders.

        The full text of Evercore's written opinion, dated June 20, 2016, which sets forth, among other things, the procedures followed, assumptions made, matters considered and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement. The Company encourages you to read Evercore's opinion carefully and in its entirety. Evercore's opinion was directed to the board of directors and addresses only the fairness, from a financial point of view, of the merger consideration to be received by the holders of Company common stock in the merger. The opinion does not address any other aspect of the merger and does not constitute a recommendation to the board of directors or to any other persons in respect of the merger, including as to how any holder of shares of Company common stock should vote or act in respect of the merger. Evercore's opinion does not address the relative merits of the merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the merger.

Source of Funds for the Merger (Page 58)

        Buyer anticipates that the total funds needed to complete the merger will be funded through a combination of some or all of:

  •
  existing cash on hand of Buyer;

  •
  proceeds from Buyer's revolving credit facility; and/or

  •
  other sources available to Buyer.

Interests of Certain Persons in the Merger (Page 59)

        In considering the recommendation of the board of directors with respect to the merger agreement, you should be aware that the Company's directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally, as more fully described below. The board of directors was aware of these interests and considered them, among other matters, in reaching the determination that the merger agreement and the transactions contemplated thereby, including the merger, were fair to and in the best interests of the Company and its shareholders and in making its recommendations regarding approval of the merger and the merger agreement as described in "The Merger—Recommendation of the Board of Directors" beginning on page 44. These interests include:

  •
  accelerated vesting of Company restricted stock awards held by Company directors (as provided in the original grant agreements), and cash payments of the merger consideration of $37.00 with respect to each share of Company common stock subject to such restricted stock awards;

  •
  potential severance, acceleration of unvested equity compensation, and acceleration of unvested restricted cash awards upon a post-merger termination without cause or resignation for good reason for the executive officers;

  •
  the treatment of certain restricted stock units granted in 2015 as vesting for performance purposes at target level irrespective of the satisfaction of performance goals and, if the effective time of the merger is on or after November 16, 2016, the acceleration of a certain award for an executive officer who will then be retirement-eligible; and

  •
  continued indemnification and liability insurance for directors and officers following completion of the merger.

        See "The Merger—Interests of Certain Persons in the Merger" beginning on page 59 for additional information.

Golden Parachute Compensation (Page 64)

        In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and Rule 14a-21(c) under the Exchange Act, we are providing shareholders with the opportunity to cast a nonbinding advisory vote with respect to certain payments that may be made to our named executive officers in connection with the merger, or "golden parachute" compensation, as reported on the Golden Parachute Compensation table on page 64. The board of directors unanimously recommends that you vote "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation.

        Approval of the proposal regarding "golden parachute" compensation requires the approval of a majority of the votes properly cast on this proposal. Approval of this proposal is not a condition to completion of the merger. The vote with respect to "golden parachute" compensation is an advisory vote and will not be binding on us. Therefore, regardless of whether shareholders approve the "golden parachute" compensation, if the merger agreement is approved by the shareholders and the merger is completed, the "golden parachute" compensation will still be paid to our named executive officers to the extent payable in accordance with the terms of such compensation arrangements.

U.S. Federal Income Tax Consequences of the Merger (Page 65)

        The exchange of shares of Company common stock for cash pursuant to the merger will generally be a taxable transaction to U.S. holders and certain non-U.S. holders for U.S. federal income tax purposes. A U.S. holder (or a non-U.S. holder that is subject to U.S. federal income tax on its gain from the merger) who exchanges shares of Company common stock for cash in the merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) with respect to such shares and the shareholder's adjusted tax basis in such shares. This may also be a taxable transaction under applicable state, local and/or foreign income or other tax laws. You should read "The Merger—U.S. Federal Income Tax Consequences of the Merger" beginning on page 65 for the definition of "U.S. holder" and "non-U.S. holder" and a more detailed discussion of the U.S. federal income tax consequences of the merger. You should also consult your tax advisor for a complete analysis of the effect of the merger on your U.S. federal, state and local and/or foreign taxes.

Regulatory Matters (Page 68)

        The merger is subject to the reporting and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the HSR Act. Under the terms of the merger agreement, the merger cannot be consummated if any governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger.

The Merger Agreement (Page 69)

Merger Consideration (Page 70)

        If the merger is completed, each share of Company common stock, other than the excluded shares, will be converted into the right to receive $37.00 in cash, without interest and subject to deduction for any required tax withholding.

Treatment of Company Stock and Cash Awards (Page 72)

        Effective as of immediately prior to the effective time of the merger, each then-outstanding and unexercised option to purchase shares of Company common stock will vest in full and automatically be canceled and converted into the right to receive from the Buyer or the surviving corporation an amount of cash equal to the product of the total number of shares of Company common stock then underlying such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such Company stock option, without any interest thereon. No outstanding Company stock options have exercise prices that are less than or equal to the merger consideration. As such and as provided in the merger agreement, as of immediately prior to the effective time of the merger, each Company stock option will be canceled, without any consideration being payable in respect thereof, and have no further force or effect.

        Effective as of immediately prior to the effective time of the merger, each Company restricted stock award that is then outstanding and unvested will vest in full and each share of Company common stock then underlying such Company restricted stock award will be canceled and converted into the right to receive from the Buyer or the surviving corporation an amount of cash equal to the per share merger consideration.

        Effective as of immediately prior to the effective time of the merger, each award of Company restricted stock units, referred to as a Company RSU award, that is then outstanding and unvested will be assumed by Buyer and converted into a new award of restricted stock units of Buyer, referred to as an Assumed RSU award, covering a number of shares of common stock, $0.001 par value per share, of Buyer, referred to as Buyer common stock, equal to the product of (i) the total number of shares then underlying such Company RSU award multiplied by (ii) the quotient obtained by dividing (x) the per share merger consideration by (y) the average closing sales price for a share of Buyer common stock on The Nasdaq Global Select Market, or Nasdaq, for the ten consecutive trading days ending with, and including, the trading day that is two trading days prior to the date of the closing date for the merger, and each Assumed RSU award will continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger, subject to the treatment described below. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers, any performance conditions of the Assumed RSU awards granted before March 31, 2015 will continue according to their original terms. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers or with respect to a certain retirement-eligible individual, any performance conditions of the Assumed RSU awards granted on or after April 1, 2015 will be treated as satisfied based on actual performance through the fiscal year ended March 31, 2016 with respect to one-third of the Assumed RSU award, satisfied based on "target level" performance with respect to one-third of the Assumed RSU award, and satisfied based on "target level" performance or actual performance through the fiscal year ended March 31, 2017 with respect to one-third of the Assumed RSU award (depending upon the closing date for the merger). The awards described in the preceding sentence will, after adjustment as provided in the merger agreement for actual or target level performance, accelerate and be cashed out effective as of immediately prior to the effective time of the merger for one individual who is currently retirement-eligible (and is not a director or an executive officer), and the same treatment will apply to Lanning Levine if the effective time of the merger is on or after November 16, 2016, when he becomes retirement-eligible.

        Effective as of immediately prior to the effective time of the merger, each award of Company restricted cash granted pursuant to a Company FY2014 Long Term Incentives Cash Award Agreement or Company FY2015 Long Term Incentives Cash Award Agreement, referred to as a Restricted Cash Award, that is then outstanding and unvested shall be assumed by Buyer and shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger.

Restrictions on Solicitation of Other Offers (Page 79)

        Under the merger agreement, during the period beginning on the date of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, the Company and its subsidiaries shall not, the Company and its subsidiaries shall cause their respective directors, officers and employees not to, and the Company and its subsidiaries shall use reasonable best efforts to cause their respective investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives are collectively referred to as representatives) not to, directly or indirectly:

  •
  solicit, initiate or knowingly encourage or cooperate with respect to, the preparation or submission of any inquiries or the making of any proposal or offer from any person (other than Buyer) that constitutes, or could reasonably be expected to lead to, any acquisition proposal; or

  •
  enter into, continue or otherwise participate in any discussions, communications or negotiations with any person regarding an acquisition proposal, or furnish to any person that is seeking to make or has made an acquisition proposal any non-public information with respect to it or any of its subsidiaries' business, properties or assets.

        Notwithstanding the restrictions described above, prior to the time the required shareholder approval is obtained, the Company may:

  •
  furnish non-public information with respect to the Company and its subsidiaries to any person (and the representatives of such person) in response to a request therefor making a bona fide written acquisition proposal that did not result from a material breach of the restrictions described above, pursuant to a confidentiality agreement not less restrictive with respect to the confidentiality obligations of the other party than the confidentiality obligations of Buyer under the confidentiality agreement between Buyer and the Company, and to the extent non-public information that has not been made available to Buyer is made available to such person, furnish such non-public information to Buyer prior to or substantially concurrently with the time it is provided to such person; and

  •
  engage in discussions or negotiations (including solicitation of a revised acquisition proposal) with such person and its representatives regarding any such acquisition proposal,

provided that the board of directors shall be permitted to take any of the foregoing actions if and only if prior to taking such particular action the board of directors determines in good faith (after consultation with its outside legal counsel and financial advisors) that (a) the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors to the shareholders of the Company under applicable law and (b) such acquisition proposal is or would reasonably be expected to lead to a superior proposal.

        You should read "The Merger Agreement (Proposal One)—Restrictions on Solicitation of Other Offers" beginning on page 79 for the definition of "acquisition proposal" and "superior proposal."

Restrictions on Changes of Recommendation to Company Shareholders (Page 81).

        Prior to the earlier of the effective time of the merger or the termination of the merger agreement:

  •
  the board of directors may not (a) withhold, withdraw, qualify or modify (or publicly propose to withhold, withdraw, qualify or modify), in a manner adverse to Buyer, its recommendation to the Company's shareholders that the Company's shareholders approve the merger agreement at the special meeting, (b) approve, recommend or otherwise declare advisable, or publicly propose to approve, recommend or otherwise declare advisable, an acquisition proposal, (c) fail to include its recommendation that the Company's shareholders approve the merger agreement in this proxy statement, (d) fail to publicly recommend against any acquisition proposal that is a tender offer or exchange offer within ten business days after commencement of such offer (or such fewer number of days as remain prior to the special meeting, as it may be adjourned or postponed) (each of which we refer to as a board recommendation change); and

  •
  the board of directors may not approve, and the Company may not enter into, any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement or similar agreement providing for the consummation of a transaction contemplated by any acquisition proposal (other than entering into a confidentiality agreement in the circumstances described above under "—Restrictions on Solicitations of Other Offers").

        However, prior to the time the required shareholder approval is obtained, the board of directors may effect a board recommendation change:

  •
  in response to a Company intervening event; or

  •
  following receipt of a bona fide written acquisition proposal after the date of the merger agreement that did not result from a material breach of the merger agreement that the board of directors has determined in good faith, after consultation with outside legal counsel and its financial advisors, is a superior proposal, if, and only if, prior to effecting such board recommendation change, (a) the board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors to the Company's shareholders under applicable law and (b) the Company provides Buyer with four business days' notice of its intent to effect a board recommendation change and otherwise complies with the requirements of the merger agreement relating to a board recommendation change.

        In addition, prior to the time the required shareholder approval is obtained, the board of directors may, following receipt of a bona fide written acquisition proposal after the date of the merger agreement that did not result from a material breach of the merger agreement that the board of directors has determined in good faith, after consultation with outside legal counsel and its financial advisors, is a superior proposal, cause or permit the Company to terminate the merger agreement for the purpose of entering into a definitive acquisition agreement, merger agreement or similar definitive agreement (which we refer to as an alternative definitive acquisition agreement) with respect to such superior proposal, if, and only if, (a) prior to such termination, the board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors to the Company's shareholders under applicable law, (b) prior to such termination, the Company provides Buyer with four business days' notice of its intent to terminate the merger agreement to accept a superior proposal and otherwise complies with the requirements of the merger agreement relating to such a termination, and (c) concurrently with such termination, (1) the Company enters into such alternative definitive acquisition agreement with respect to such superior proposal and (2) the Company pays a cash termination fee of $11,000,000, which we refer to as the Company termination fee.

        You should read "The Merger Agreement (Proposal One)—Restrictions on Solicitation of Other Offers" beginning on page 79 for the definition of "Company intervening event."

Conditions to the Merger (Page 89)

        The obligation of the parties to consummate the merger is subject to the satisfaction or waiver of a number of conditions, including:

  •
  the required shareholder approval shall have been obtained at the special meeting;

  •
  the waiting period applicable to the consummation of the merger under the HSR Act shall have expired or been terminated;

  •
  no governmental entity of competent jurisdiction located in the United States shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger or the other transactions contemplated by the merger agreement;

  •
  the accuracy of the respective representations and warranties of the Company, Buyer and Transitory Subsidiary in the merger agreement, subject in some instances to materiality or "material adverse effect" qualifiers, at and as of the closing date of the merger;

  •
  the performance in all material respects by the Company, on the one hand, and Buyer and Transitory Subsidiary, on the other hand, of their respective obligations required to be performed by them under the merger agreement on or before the closing date of the merger; and

  •
  since the date of the merger agreement, there shall not have occurred any Company Material Adverse Effect (as defined below under "The Merger Agreement (Proposal One)—Definition of Company Material Adverse Effect").

Termination (Page 91)

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, by written notice by the terminating party to the other party, specifying the provision of the merger agreement pursuant to which such termination is made, whether before or, subject to the terms hereof, after the required shareholder approval is obtained:

  •
  by mutual written consent of Buyer, Transitory Subsidiary and the Company;

  •
  by either Buyer or the Company if the merger shall not have been consummated by December 20, 2016, which we refer to as the outside date (provided that this right to terminate the merger agreement will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been a principal cause of or resulted in the failure of the merger to occur on or before the outside date); provided, however, that, (i) if by December 20, 2016, the closing has not occurred due to the failure to obtain antitrust approval for the merger, the outside date may be extended by three months, upon the election of Buyer in its sole discretion, and (ii) if by the end of such extension period the closing has not occurred due to the failure to obtain antitrust approval, the outside date may be extended by an additional three months, upon the mutual consent of Buyer and the Company;

  •
  by either Buyer or the Company if a governmental entity of competent jurisdiction located in the United States shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger; provided, however, that Buyer and the Company will not have such right to terminate the merger agreement if the issuance of any such order, decree, ruling or other action, or the failure of such order, decree, ruling or other action to be resisted, resolved or lifted, is attributable to the failure of such party (or any affiliate of such party) to perform in any material respect any covenant in the merger agreement required to be performed by such party (or any affiliate of such party) at or prior to the effective time of the merger;

  •
  by Buyer or the Company, if the required shareholder approval is not obtained at the special meeting;

  •
  by Buyer if (a) there shall have been a board recommendation change or the board of directors shall have approved or publicly recommended a superior proposal (or the board of directors resolves to do any of the foregoing) or (b) the Company or any of its subsidiaries shall have entered into an alternative definitive acquisition agreement;

  •
  by the Company to enter into an alternative definitive acquisition agreement with respect to a superior proposal prior to the time the required shareholder approval is obtained; provided that such termination shall not be effective unless and until the Company has paid the Company termination fee;

  •
  by Buyer, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in the merger agreement, which breach or failure to perform (a) would result in the failure of a closing condition in favor of Buyer set forth in the merger agreement to be satisfied, and (b) if such breach is reasonably capable of being cured, shall not have been cured prior to the earlier of (i) 20 business days following receipt by the Company of written notice of such breach or failure to perform from Buyer and (ii) the outside date, provided that Buyer is not then in material breach of any representation, warranty or covenant under the merger agreement; or

  •
  by the Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Buyer or Transitory Subsidiary set forth in the merger agreement, which breach or failure to perform (a) would result in the failure of a closing condition in favor of the Company set forth in the merger agreement to be satisfied, and (b) if such breach is reasonably capable of being cured, shall not have been cured prior to the earlier of (i) 20 business days following receipt by Buyer of written notice of such breach or failure to perform from the Company and (ii) the outside date, provided that the Company is not then in material breach of any representation, warranty or covenant under the merger agreement.

Termination Fee (Page 92)

        Except as provided below, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby shall be paid by the party incurring such fees and expenses, whether or not the merger is consummated.

        The Company will pay Buyer a termination fee equal to $11,000,000, referred to as the Company termination fee, in the event that:

  •
  the merger agreement is terminated by Buyer if (a) there shall have been a board recommendation change or the board of directors shall have approved or publicly recommended a superior proposal (or the board of directors resolves to do any of the foregoing) or (b) the Company or any of its subsidiaries shall have entered into an alternative definitive acquisition agreement;

  •
  the merger agreement is terminated by the Company to enter into an alternative definitive acquisition agreement with respect to a superior proposal prior to the time the required shareholder approval is obtained; or

  •
  (a) an acquisition proposal or intention to make an acquisition proposal is publicly made, (b) the merger agreement is terminated (i) as a result of the failure of the merger to occur by the outside date, (ii) because the required shareholder approval is not obtained at the special meeting or (iii) as a result of a material breach by the Company of any covenant set forth in the merger agreement, and (c) within 12 months following the termination of the merger agreement the Company consummates an acquisition proposal or enters into a definitive agreement providing for such a transaction;

provided, however, that the Company shall not be required to pay any Company termination fee if, at the time of termination of the merger agreement, Buyer or Transitory Subsidiary is in material breach of the merger agreement. For the purposes of the third bullet point above, all of the percentages included in the definition of acquisition proposal will be deemed to be references to fifty percent (50%).

        Buyer will pay the Company a termination fee equal to $11,000,000, referred to as the Buyer termination fee, if the merger agreement is terminated by Buyer or the Company due to failure to close by the outside date (as it may be extended under the merger agreement) and at the time of such termination all closing conditions other than those relating to antitrust approval are satisfied.

        In no event will either the Company or Buyer be required to pay the Company termination fee or Buyer termination fee more than once.

Comparative Per Share Market Price and Dividend Information (Page 97)

        The closing price of Company common stock on Nasdaq on June 20, 2016, the last full trading day prior to the public announcement of the merger agreement, was $32.34 per share. On June 28, 2016, the closing price for Company common stock on Nasdaq was $36.85 per share. You are encouraged to obtain current market quotations for Company common stock in connection with voting your shares of Company common stock.

Appraisal Rights (Page 100)

        Under the MBCA, the Company is required to state whether it has concluded that Company shareholders are, are not or may be entitled to assert appraisal rights, which are generally available to shareholders of a merging Massachusetts corporation under Section 13.02(a)(1) of the MBCA, subject to certain exceptions. For the reasons described under "Appraisal Rights," the Company has concluded that Company shareholders may be entitled to appraisal rights. The Company and Buyer reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger.

        Under Part 13 of the MBCA, Company shareholders who believe they are or may be entitled to appraisal rights in connection with the merger must, in order to exercise those rights:

  •
  prior to the special meeting, deliver to the Company a written notice of intent to demand payment for such shareholders' shares of Company common stock if the merger is effectuated;

  •
  NOT vote for the proposal to approve the merger agreement; and

  •
  comply with other procedures under Part 13 of the MBCA.

        Your failure to follow exactly the procedures specified under the MBCA will result in the loss of any appraisal rights. If you hold your shares of Company common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or nominee. See the section entitled "Appraisal Rights" and the text of Part 13 of the MBCA reproduced in its entirety as Annex C to this proxy statement for further information.

Delisting and Deregistration of Company Common Stock (Page 104)

        If the merger is consummated, the Company common stock will be delisted from Nasdaq and deregistered under the Exchange Act. Accordingly, following the consummation of the merger, we would no longer file periodic reports with the Securities and Exchange Commission, or the SEC, on account of the Company common stock.

Conduct of Our Business if the Merger is Not Completed (Page 104)

        In the event that the required shareholder approval is not obtained or if the merger is not completed for any other reason, our shareholders will not receive any consideration from Buyer or Transitory Subsidiary for their shares of Company common stock. Instead, we would remain an independent public company, our common stock would continue to be listed and traded on Nasdaq and our shareholders would continue to be subject to the same risks and opportunities to which they currently are subject with respect to their ownership of Company common stock. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of our shares, including the risk that the market price of Company common stock may decline to the extent that the current market price of our stock reflects a market assumption that the merger will be completed. If the merger is not completed, our business could be disrupted, including our ability to retain and hire key personnel, potential adverse reactions or changes to our business relationships and uncertainty surrounding our future plans and prospects.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a Company shareholder. Please refer to the "Summary" and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under "Where You Can Find More Information" beginning on page 106.

Q.
What is the proposed transaction and what effects will it have on the Company?

A.
The proposed transaction is the acquisition of the Company by Buyer pursuant to the merger agreement. If the required shareholder approval is obtained and the other closing conditions under the merger agreement are satisfied or waived, Transitory Subsidiary will merge with and into the Company, with the Company being the surviving corporation. As a result of the merger, the Company will become a subsidiary of Buyer and will no longer be a publicly held corporation, and you will no longer have any interest in our future earnings or growth. In addition, the Company common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of Company common stock.

Q.
What will I receive if the merger is consummated?

A.
Upon completion of the merger, you will be entitled to receive the per share merger consideration of $37.00 in cash, without interest and subject to deduction for any required tax withholding, for each share of Company common stock that you own, unless you are entitled to and have properly demanded appraisal under Part 13 of the MBCA. For example, if you own 1,000 shares of Company common stock, you will receive $37,000 in cash in exchange for your shares of Company common stock, without interest and subject to deduction for any required tax withholding. You will not receive any shares of the capital stock in the surviving corporation.

Q.
How does the per share merger consideration compare to the market price of Company common stock prior to announcement of the merger?

A.
The merger consideration of $37.00 per share of Company common stock represents a premium of approximately 14.4% over the closing price per share of the Company's common stock on Nasdaq on June 20, 2016, the last full trading day before the public announcement of the execution of the merger agreement, and a premium of approximately 24.9% over the volume-weighted average closing price per share of the Company's common stock on Nasdaq for the 90 days up to and including June 20, 2016.

Q.
What will holders of Company stock and cash awards receive if the merger is consummated?

A.
Effective as of immediately prior to the effective time of the merger, each then-outstanding and unexercised option to purchase shares of Company common stock will vest in full and automatically be canceled and converted into the right to receive from Buyer or the surviving corporation an amount of cash equal to the product of the total number of shares of Company common stock then underlying such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such Company stock option, without any interest thereon. No outstanding Company stock options have exercise prices that are less than or equal to the merger consideration. As such and as provided in the merger agreement, as of immediately prior to the effective time of the merger, each Company stock option will be canceled, without any consideration being payable in respect thereof, and have no further force or effect.

  Effective as of immediately prior to the effective time of the merger, each Company restricted stock award that is then outstanding and unvested will vest in full and each share of Company common stock then underlying such Company restricted stock award will be canceled and converted into the right to receive from Buyer or the surviving corporation an amount of cash equal to the per share merger consideration.

  Effective as of immediately prior to the effective time of the merger, each Company RSU award that is then outstanding and unvested will be assumed by Buyer and converted into an Assumed RSU award covering a number of shares of Buyer common stock equal to the product of (i) the total number of shares then underlying such Company RSU award multiplied by (ii) the quotient obtained by dividing (x) the per share merger consideration by (y) the average closing sales price for a share of Buyer common stock on The Nasdaq Global Select Market, or Nasdaq, for the ten consecutive trading days ending with, and including, the trading day that is two trading days prior to the date of the closing date for the merger, and each Assumed RSU award will continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger, subject to the treatment described below. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers, any performance conditions of the Assumed RSU awards granted before March 31, 2015 will continue according to their original terms. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers or with respect to a certain retirement-eligible individual, any performance conditions of the Assumed RSU awards granted on or after April 1, 2015 will be treated as satisfied based on actual performance through the fiscal year ended March 31, 2016 with respect to one-third of the Assumed RSU award, satisfied based on "target level" performance with respect to one-third of the Assumed RSU award, and satisfied based on "target level" performance or actual performance through the fiscal year ended March 31, 2017 with respect to one-third of the Assumed RSU award (depending upon the closing date of the merger). The awards described in the preceding sentence will, after adjustment as provided in the merger agreement for actual or target level performance, accelerate and be cashed out effective as of immediately prior to the effective time of the merger for one individual who is currently retirement-eligible (and is not a director or an executive officer), and the same treatment will apply to Mr. Levine if the effective time of the merger is on or after November 16, 2016, when he becomes retirement-eligible.

  Effective as of immediately prior to the effective time of the merger, each Restricted Cash Award that is then outstanding and unvested shall be assumed by Buyer and shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger.

Q.
How does the board of directors recommend that I vote?

A.
The board of directors unanimously recommends that you vote "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" approval of the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Q.
Why is the board of directors recommending that I vote "FOR" approval of the merger agreement?

A.
After careful consideration of various factors described in the section entitled "The Merger—Reasons for the Merger," the board of directors unanimously agreed that the benefits of the merger outweighed the drawbacks and risks and determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its shareholders, adopted the merger agreement, and approved the merger upon the terms and conditions set forth in the merger agreement and recommended that shareholders approve the merger agreement and the merger.

Q.
When do you expect the merger to be consummated?

A.
We are working towards completing the merger as soon as possible. Assuming timely satisfaction of necessary closing conditions, including the approval by our shareholders of the merger agreement and the expiration or termination of applicable waiting periods under the HSR Act, we currently anticipate that the merger will be consummated by the end of 2016.

Q.
What happens if the merger is not consummated?

A.
If the required shareholder approval is not obtained or if the merger is not consummated for any other reason, the shareholders of the Company would not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company would remain an independent public company, and the Company common stock would continue to be listed and traded on Nasdaq. Under specified circumstances, the Company may be required to pay to Buyer a fee with respect to the termination of the merger agreement, as described under "The Merger Agreement (Proposal One)—Termination Fee" beginning on page 92.

Q.
Is the merger expected to be taxable to me?

A.
Yes. The exchange of shares of Company common stock for cash pursuant to the merger will generally be a taxable transaction to U.S. holders and certain non-U.S. holders for U.S. federal income tax purposes. A U.S. holder (or a non-U.S. holder that is subject to U.S. federal income tax on its gain from the merger) who exchanges shares of Company common stock for cash in the merger generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) with respect to such shares and the shareholder's adjusted tax basis in such shares. This may also be a taxable transaction under applicable state, local and/or foreign income or other tax laws. You should read "The Merger—U.S. Federal Income Tax Consequences of the Merger" beginning on page 65 for the definition of "U.S. holder" and "non-U.S. holder" and a more detailed discussion of the U.S. federal income tax consequences of the merger. Because individual circumstances may differ, you should also consult your tax advisor for a complete analysis of the effect of the merger on your U.S. federal, state and local and/or foreign taxes.

Q.
Do any of the Company's directors or officers have interests in the merger that may differ from, or be in addition to, my interests as a shareholder?

A.
Yes. In considering the recommendation of the board of directors with respect to the proposal to approve the merger agreement, you should be aware that our directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally. The board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be approved by the shareholders of the Company. See "The Merger—Interests of Certain Persons in the Merger" beginning on page 59.

Q.
Why am I receiving this proxy statement and proxy card or voting instruction form?

A.
You are receiving this proxy statement and proxy card or voting instruction form in connection with the solicitation of proxies by the board of directors for use at the special meeting because you owned shares of Company common stock as of the record date for the special meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Company common stock with respect to such matters.

Q.
When and where is the special meeting?

A.
The special meeting of shareholders of the Company will be held on [          ], 2016 at [        ], local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

Q.
What am I being asked to vote on at the special meeting?

A.
You are being asked to consider and vote on the following matters:

•
a proposal to approve the merger agreement that provides for the acquisition of the Company by Buyer;

•
a proposal to approve, on an advisory basis, the "golden parachute" compensation that may be payable to our named executive officers in connection with the merger as reported on the Golden Parachute Compensation table on page 64; and

•
a proposal to approve a proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Q.
What vote is required for the Company's shareholders to approve the merger agreement?

A.
Approval of the merger agreement requires the affirmative vote of the holders of two-thirds of the shares of Company common stock that are issued and outstanding as of the record date.

Because the affirmative vote required to approve the merger agreement is based upon the total number of outstanding shares of Company common stock, if you fail to submit a proxy or to vote in person at the special meeting, or if you vote "ABSTAIN," or if you do not provide your bank, brokerage firm or other nominee with voting instructions, it will have the same effect as a vote "AGAINST" approval of the merger agreement.

Q.
What vote is required for the Company's shareholders to approve the proposal regarding "golden parachute" compensation and the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies?

A.
Approval of the proposals regarding "golden parachute" compensation and adjournment of the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement requires the affirmative vote of a majority of the votes properly cast on each of these proposals.

If you vote "ABSTAIN" on the proposal regarding "golden parachute" compensation or the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, this will have no effect on these proposals. If you fail to submit a proxy or to vote in person at the special meeting, or if you do not provide your bank, brokerage firm or other nominee with voting instructions, your shares of Company common stock will not be voted on these proposals, and thus will have no effect on these proposals.

Q.
Why am I being asked to cast a nonbinding advisory vote to approve "golden parachute" compensation that the Company's named executive officers will receive in connection with the merger?

A.
The SEC's rules require us to seek a nonbinding advisory vote with respect to certain payments that will be made to our named executive officers in connection with the merger, or "golden parachute" compensation.

Q.
What will happen if shareholders do not approve the "golden parachute" compensation at the special meeting?

A.
Approval of "golden parachute" compensation payable under existing agreements with the Company that our named executive officers may receive in connection with the merger is not a condition to completion of the merger. The vote with respect to "golden parachute" compensation is an advisory vote and will not be binding on us. Therefore, regardless of whether shareholders approve the "golden parachute" compensation, if the required shareholder approval is obtained and the merger is completed, the "golden parachute" compensation will still be paid to our named executive officers to the extent payable in accordance with the terms of such compensation arrangements.

Q.
Who can vote at the special meeting?

A.
All of our holders of Company common stock of record as of the close of business on [          ], 2016, the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. Each holder of Company common stock is entitled to cast one vote on each matter properly brought before the special meeting for each share of Company common stock that such holder owned as of the record date.

Q.
What is a "broker non-vote"?

A.
Under applicable stock exchange rules, banks, brokerage firms or other nominees who hold shares in "street name" for customers have the authority to vote on "discretionary" proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-discretionary matters, such as the proposal to approve the merger agreement, the proposal to approve the nonbinding advisory proposal regarding "golden parachute" compensation and the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors of the Company, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-discretionary matters, which we refer to generally as "broker non-votes." Because none of the proposals to be voted on at the special meeting are routine matters for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting.

Q.
What constitutes a quorum for the special meeting?

A.
A quorum is necessary to approve the merger agreement and the proposal regarding "golden parachute" compensation at the special meeting. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of Company common stock that are issued and outstanding at the close of business on the record date constitutes a quorum for the purposes of the special meeting. Abstentions and "broker non-votes" will be counted as present for the purpose of determining whether a quorum is present. Because none of the proposals to be voted on at the special meeting are routine matters for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting. The special meeting may be adjourned whether or not a quorum is present.

Q.
How do I vote?

A.
If you are a shareholder of record, you may vote your shares of Company common stock on matters presented at the special meeting in any of the following ways:

•
in person—you may attend the special meeting and cast your vote there; or

•
by proxy—shareholders of record have a choice of voting by proxy:

•
over the Internet—the website for Internet proxy submission is on your proxy card;

•
by using a toll-free telephone number noted on your proxy card; or

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope.

  If you hold your shares of Company common stock in "street name," please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner of shares of Company common stock held in "street name" and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting.

  A control number, located on your proxy card, is designed to verify your identity and allow you to submit a proxy for your shares of Company common stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

  If you are an employee or former employee of the Company who has a right to vote shares acquired through your participation in the American Science and Engineering, Inc. 401(k) and Profit Sharing Plan, a tax-qualified 401(k) plan that we refer to as the 401(k) Plan, you are entitled to instruct the trustee, Great-West Trust Company, LLC how to vote the shares allocated to your account. The trustee will vote those shares as you instruct. Your proxy card covers any shares held in your 401(k) Plan account, as well as any other shares registered in your name as of the record date. To allow sufficient time for the trustee to vote, your voting instructions must be received by no later than 11:59 p.m. Eastern Daylight Time on [            ], 2016. If you do not provide instructions by that time, your shares held in the 401(k) Plan will be voted by the trustee in accordance with the rules of the 401(k) Plan and its accompanying trust.

Q.
What is the difference between holding shares as a shareholder of record and in "street name"?

A.
If your shares of Company common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Shareholder Services, you are considered, with respect to those shares of Company common stock, as the "shareholder of record." This proxy statement, and your proxy card, have been sent directly to you by the Company.

  If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares of Company common stock held in "street name." In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Company common stock, the shareholder of record. As the beneficial owner of shares of Company common stock held in "street name," you have the right to direct your bank, brokerage firm or other nominee how to vote your shares of Company common stock by following their instructions for voting.

Q.
If my shares of Company common stock are held in "street name" by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee vote my shares of Company common stock for me?

A.
Your bank, brokerage firm or other nominee will only be permitted to vote your shares of Company common stock if you instruct your bank, brokerage firm or other nominee how to vote. You should follow the procedures provided by your bank, brokerage firm or other nominee regarding the voting of your shares of Company common stock. If you do not instruct your bank, brokerage firm or other nominee to vote your shares of Company common stock, your shares of Company common stock will not be voted and the effect will be the same as a vote "AGAINST" approval of the merger agreement and your shares of Company common stock will not have an effect on approval of the advisory proposal regarding "golden parachute" compensation or the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Q.
How can I change or revoke my proxy?

A.
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later-dated proxy through any of the methods available to you, by giving written notice of revocation to our Secretary at 829 Middlesex Turnpike, Billerica, MA 01821, which must be received by the Secretary by the time the special meeting begins, or by attending the special meeting and voting in person.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of Company common stock. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of Company common stock is called a "proxy card." The board of directors has designated Charles P. Dougherty, President and Chief Executive Officer, Diane J. Basile, Senior Vice President, Chief Financial Officer and Treasurer, and Michael J. Muscatello, Vice President, General Counsel and Secretary, and each of them singly, with full power of substitution, as proxies for the special meeting.

Q.
If a shareholder gives a proxy, how will its shares of Company common stock be voted?

A.
Regardless of the method you choose to submit your proxy, the individuals named on the enclosed proxy card, as your proxies, will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone proxy processes or the enclosed proxy card, you may specify whether your shares of Company common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

  If you properly sign your proxy card but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares represented by your properly signed proxy will be voted "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Q.
How are votes counted?

A.
With respect to the proposal to approve the merger agreement, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal to approve the merger agreement.

With respect to the proposal regarding "golden parachute" compensation and the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors of the Company, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, you may vote "FOR", "AGAINST" or "ABSTAIN." Abstentions and broker non-votes will have no effect on these proposals.

Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you hold shares of Company common stock in more than one account, you may receive more than one proxy or set of voting instructions relating to the special meeting. These should each be voted or returned separately in accordance with the instructions provided in this proxy statement in order to ensure that all of your shares of Company common stock are voted.

Q.
What happens if I sell my shares of Company common stock before the special meeting?

A.
The record date for shareholders entitled to vote at the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your shares of Company common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares and each of you notifies the Company in writing of such special arrangements, you will retain your right to vote such shares at the special meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your shares. You will also lose the ability to exercise appraisal rights in connection with the merger.

Q.
Who will solicit and pay the cost of soliciting proxies?

A.
The Company has engaged Georgeson LLC to assist in the solicitation of proxies for the special meeting. The Company estimates that it will pay Georgeson LLC a fee of approximately $15,000. The Company will also reimburse Georgeson LLC for reasonable out-of-pocket expenses and will indemnify Georgeson LLC and its affiliates against certain claims, expenses, losses, damages, liabilities and judgments. The Company may also reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares of Company common stock for their expenses in forwarding soliciting materials to beneficial owners of Company common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. The Company will also bear the costs of printing, mailing and filing this proxy statement and any other notices or solitation materials prepared by the Company.

Q.
What do I need to do now?

A.
Even if you plan to attend the special meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your shares are represented at the special meeting. If you hold your shares of Company common stock in your own name as the shareholder of record, please submit a proxy for your shares of Company common stock by (a) completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope, (b) using the telephone number printed on your proxy card or (c) using the Internet proxy instructions printed on your proxy card. If you decide to attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If you are a beneficial owner of shares of Company common stock held in "street name," please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

Q.
Should I send in my stock certificates now?

A.
No. A letter of transmittal will be mailed to you promptly, and in any event within three business days, after the effective time of the merger, describing how you should surrender your shares of Company common stock for the per share merger consideration. If your shares of Company common stock are held in "street name" by your bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your "street name" shares of Company common stock in exchange for the per share merger consideration. Please do NOT return your stock certificate(s) with your proxy.

Q.
What should I do if I have lost my stock certificate?

A.
If you have lost your stock certificate, please contact our transfer agent, American Stock Transfer & Trust Shareholder Services, at 800-937-5449, to obtain replacement certificates.

Q.
May I exercise appraisal rights instead of receiving the per share merger consideration for my shares of Company common stock?

A.
For the reasons described under "Appraisal Rights," the Company has concluded that Company shareholders may be entitled to appraisal rights. The Company and Buyer reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger.

Under Part 13 of the MBCA, Company shareholders who believe they are or may be entitled to appraisal rights in connection with the merger must, in order to exercise those rights:

•
prior to the special meeting, deliver to the Company a written notice of intent to demand payment for such shareholders' shares of Company common stock if the merger is effectuated;

•
NOT vote for the proposal to approve the merger agreement; and

•
comply with other procedures under Part 13 of the MBCA.

See "Appraisal Rights" beginning on page 100. In addition, the text of Part 13 of the MBCA is reproduced in its entirety as Annex C to this proxy statement.

Q.
Are there any other risks to me from the merger that I should consider?

A.
Yes. There are risks associated with all business combinations, including the merger. See "Cautionary Statement Concerning Forward-Looking Information" beginning on page 22.

Q.
Who can help answer my other questions?

A.
If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of Company common stock, or need additional copies of this proxy statement or the enclosed proxy card, please call Georgeson LLC, our proxy solicitor, toll-free at (800) 509-1078.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contain a number of "forward-looking statements," including all statements relating directly or indirectly to the timing or likelihood of completing the merger to which this proxy statement relates, litigation and other information with respect to our plans and strategies. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "intends," "anticipates," "plans," "estimates," "expects" and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause actual events or our actual results to differ materially from those indicated by such forward-looking statements, including the occurrence of any event or proceeding that could give rise to the termination of the merger agreement; the inability to complete the merger due to the failure of the closing conditions to be satisfied; the outcome of any legal proceedings that may be instituted in connection with the merger; and the other factors described in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2016. In addition, any forward-looking statements represent our estimates only as of the date they were made and should not be relied upon as representing our estimates as of any subsequent date. Except to the extent otherwise required by law, while we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

 THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the board of directors for use at the special meeting to be held on [            ], 2016, starting at [            ], local time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, or at any adjournment thereof. At the special meeting, holders of Company common stock will be asked to approve the merger agreement, to approve the nonbinding advisory proposal regarding "golden parachute" compensation and to approve the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        Our shareholders must approve the merger agreement in order for the merger to be consummated. If our shareholders fail to approve the merger agreement, the merger will not be consummated. A copy of the merger agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully in its entirety.

Record Date and Quorum

        We have fixed the close of business on [            ], 2016 as the record date for the special meeting, and only holders of record of Company common stock on the record date are entitled to vote at the special meeting. You are entitled to receive notice of, and to vote at, the special meeting if you owned shares of Company common stock at the close of business on the record date. On the record date, there were [            ] shares of Company common stock outstanding and entitled to vote. Each share of Company common stock entitles its holder to one vote on all matters properly coming before the special meeting.

        A majority of the shares of Company common stock that are issued and outstanding at the close of business on the record date, present in person or represented by proxy, at the special meeting constitutes a quorum for the purposes of the special meeting. Shares of Company common stock represented at the special meeting but not voted, including shares of Company common stock for which a shareholder directs voting "ABSTAIN," as well as broker non-votes, will be counted for purposes of establishing a quorum. Because none of the proposals to be voted on at the special meeting are routine matters for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting. A quorum is necessary to approve the merger agreement and the proposal regarding "golden parachute" compensation at the special meeting. Once a share of Company common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any recess or adjournment of the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned or recessed.

Attendance

        Shareholders of record or their duly authorized proxies have the right to attend the special meeting. If your shares of Company common stock are held through a bank, brokerage firm or other nominee, please bring to the special meeting a copy of your brokerage statement evidencing your beneficial ownership of Company common stock. If you are the representative of a corporate or institutional shareholder, you must present proof that you are the representative of such shareholder.

Vote Required

        Approval of the merger agreement requires the affirmative vote of the holders of two-thirds of the shares of Company common stock that are issued and outstanding as of the record date. For the proposal to approve the merger agreement, you may vote "FOR," "AGAINST" or "ABSTAIN." Voting "ABSTAIN" will not be counted as a vote cast in favor of approval of the merger agreement but will count for the purpose of determining whether a quorum is present. If you fail to submit a proxy or to vote in person at the special meeting, or if you vote "ABSTAIN," it will have the same effect as a vote "AGAINST" approval of the merger agreement.

        If your shares of Company common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Shareholder Services, you are considered, with respect to those shares of Company common stock, the "shareholder of record." This proxy statement and proxy card have been sent directly to you by the Company.

        If your shares of Company common stock are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares of Company common stock held in "street name." In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Company common stock, the shareholder of record. As the beneficial owner of shares of Company common stock held in "street name," you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following their instructions for voting. If you hold your shares of Company common stock in "street name," please contact your bank, brokerage firm or other nominee for their instructions on how to vote your shares. Please note that if you are a beneficial owner of shares of Company common stock held in "street name" and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the special meeting.

        Under the applicable stock exchange rules, banks, brokerage firms or other nominees who hold shares in "street name" for customers have the authority to vote on "discretionary" proposals when they have not received instructions from beneficial owners. However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-discretionary matters, such as the proposal to approve the merger agreement, the proposal to approve the nonbinding advisory proposal regarding "golden parachute" compensation and the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, and, as a result, absent specific instructions from the beneficial owner of such shares of Company common stock, banks, brokerage firms or other nominees are not empowered to vote those shares of Company common stock on non-discretionary matters, which we refer to generally as "broker non-votes." These broker non-votes will be counted for purposes of determining a quorum, but will have the same effect as a vote "AGAINST" approval of the merger agreement. Because none of the proposals to be voted on at the special meeting are routine matters for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the special meeting.

        Approval of the advisory proposal regarding "golden parachute" compensation and approval of the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, require a majority of the votes properly cast on each of these proposals. For the nonbinding advisory proposal regarding "golden parachute" compensation and the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, you may vote "FOR," "AGAINST" or "ABSTAIN." For purposes of each of these proposals, if you fail to submit a proxy or to vote in person at the special meeting, or if you have given a proxy and vote "ABSTAIN," the shares of Company common stock will not be counted in respect of, and will not have any effect on, the proposal.

        If you are a shareholder of record, you may vote your shares of Company common stock on matters presented at the special meeting in any of the following ways:

  •
  in person—you may attend the special meeting and cast your vote there; or

  •
  by proxy—shareholders of record have a choice of voting by proxy:

  •
  over the Internet—the website for Internet proxy submission is on your proxy card;

  •
  by using a toll-free telephone number noted on your proxy card; or

  •
  by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope.

        If you are a beneficial owner of Company common stock held in "street name," you will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of Company common stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner of Company common stock held in "street name" and wish to vote in person at the special meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee.

        A control number, located on your proxy card, is designed to verify your identity and allow you to submit a proxy for your shares of Company common stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

        Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card in the postage paid pre-addressed envelope included with these materials, your proxy card must be received by Broadridge LLC at Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by the time the special meeting begins. Please do not send in your stock certificates with your proxy card. Following the consummation of the merger, a separate letter of transmittal will be mailed to you that will enable you to surrender your stock certificates and receive the per share merger consideration.

        If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named as your proxies on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of Company common stock in the way that you indicate. When completing the Internet or telephone proxy processes or the enclosed proxy card, you may specify whether your shares of Company common stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

        If you properly sign your proxy card but do not mark the boxes showing how your shares of Company common stock should be voted on a matter, the shares of Company common stock represented by your properly signed proxy will be voted "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        If you have any questions or need assistance voting your shares, please call Georgeson LLC, our proxy solicitor, toll-free at (800) 509-1078.

        IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES OF COMPANY COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES BY VOTING IN PERSON.

Shares Owned by Our Directors and Executive Officers

        As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, [            ] shares of Company common stock, representing [            ]% of the outstanding shares of Company common stock on the record date. The directors and executive officers have informed the Company that they currently intend to vote all of their shares of Company common stock "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Proxies and Revocation

        Any shareholder of record entitled to vote at the special meeting may submit a proxy by telephone, over the Internet, or by returning the enclosed proxy card in the accompanying prepaid reply envelope, or may vote in person at the special meeting. If your shares of Company common stock are held in "street name" by your bank, brokerage firm or other nominee, you should instruct your bank, brokerage firm or other nominee on how to vote your shares of Company common stock using the instructions provided by your bank, brokerage firm or other nominee. If you fail to submit a proxy or to vote in person at the special meeting, or if you vote "ABSTAIN", or if you do not provide your bank, brokerage firm or other nominee with voting instructions, your shares of Company common stock will not be voted on the proposal to approve the merger agreement, which will have the same effect as a vote "AGAINST" approval of the merger agreement, and your shares of Company common stock will not have an effect on the advisory proposal regarding "golden parachute" compensation or the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

        You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting a later-dated proxy through any of the methods available to you, by giving written notice of revocation to our Secretary at 829 Middlesex Turnpike, Billerica, MA 01821, which must be received by the Secretary by the time the special meeting begins, or by attending the special meeting and voting in person.

Adjournments and Recesses

        Although it is not currently expected, the special meeting may be adjourned or recessed, including for the purpose of soliciting additional proxies, if there are not sufficient votes at the time of the special meeting to approve the merger agreement or if a quorum is not present at the special meeting. Other than an announcement to be made at the special meeting of the time, date and place of an adjourned meeting, an adjournment generally may be made without notice. Any adjournment or recess of the special meeting for the purpose of soliciting additional proxies will allow the Company's shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or recessed.

Anticipated Date of Completion of the Merger

        We are working towards completing the merger as soon as possible. Assuming timely satisfaction of necessary closing conditions, including the approval by our shareholders of the merger agreement and the expiration or termination of applicable waiting periods under the HSR Act, we currently anticipate that the merger will be consummated by the end of 2016.

Appraisal Rights

        For the reasons described under "Appraisal Rights," the Company has concluded that Company shareholders may be entitled to appraisal rights. The Company and Buyer reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger.

        Under Part 13 of the MBCA, Company shareholders who believe they are or may be entitled to appraisal rights in connection with the merger must, in order to exercise those rights:

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  prior to the special meeting, deliver to the Company a written notice of intent to demand payment for such shareholders' shares of Company common stock if the merger is effectuated;

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  NOT vote for the proposal to approve the merger agreement; and

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  comply with other procedures under Part 13 of the MBCA.

        Your failure to follow exactly the procedures specified under the MBCA will result in the loss of any appraisal rights. If you hold your shares of Company common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or nominee. See the section entitled "Appraisal Rights" and the text of Part 13 of the MBCA reproduced in its entirety as Annex C to this proxy statement for further information.

Solicitation of Proxies; Payment of Solicitation Expenses

        This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors. The Company has engaged Georgeson LLC to assist in the solicitation of proxies for the special meeting. The Company estimates that it will pay Georgeson LLC a fee of approximately $15,000. The Company will also reimburse Georgeson LLC for reasonable out-of-pocket expenses and will indemnify Georgeson LLC and its affiliates against certain claims, expenses, losses, damages, liabilities and judgments. The Company may also reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares of Company common stock for their expenses in forwarding soliciting materials to beneficial owners of Company common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. The Company will also bear the costs of printing, mailing and filing this proxy statement and any other notices or solitation materials prepared by the Company.

Questions and Additional Information

        If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call Georgeson LLC, our proxy solicitor, toll-free at (800) 509-1078.

PARTIES TO THE MERGER

THE COMPANY

American Science and Engineering, Inc.
829 Middlesex Turnpike
Billerica, Massachusetts 01821
(978) 262-8700

        American Science and Engineering, Inc., a Massachusetts corporation formed in 1958, develops, manufactures, markets, and sells X-ray inspection and other detection products for homeland security, force protection, public safety, and other critical defense and security applications. AS&E provides maintenance, warranty, engineering, training and operator services related to these products.

        The Company manufactures sophisticated X-ray inspection products that can be used to inspect parcels, baggage, vehicles, pallets, cargo containers, and people. The Company sells its products throughout the world to a variety of end-users, including:

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  authorities responsible for port and border security;

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  customs agencies;

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  military organizations;

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  critical infrastructure and high-threat commercial and government facilities;

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  aviation security agencies; and

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  public safety and law enforcement agencies.

        AS&E's products are used by these customers to help combat terrorism, trade fraud, drug trafficking, weapons smuggling, and illegal immigration. The Company's products are also used for military force protection and general facility security.

        For more information about the Company, see "Where You Can Find More Information" beginning on page [      ]. The Company common stock is publicly traded on Nasdaq under the symbol "ASEI."

BUYER

OSI Systems, Inc.
12525 Chadron Avenue
Hawthorne, California 90250
(310) 978-0516

        OSI Systems, Inc., together with its subsidiaries, is a vertically integrated designer and manufacturer of specialized electronic systems and components for critical applications. Buyer sells its products and provides related services in diversified markets, including homeland security, healthcare, defense and aerospace. Buyer was originally incorporated in 1987 in California. In March 2010, it reincorporated in the State of Delaware. Buyer's principal office is located at 12525 Chadron Avenue, Hawthorne, California 90250.

        Buyer has three operating divisions: (a) Security, providing security and inspection systems, turnkey security screening solutions and related services; (b) Healthcare, providing patient monitoring, diagnostic cardiology, anesthesia delivery and ventilation systems and defibrillators; and (c) Optoelectronics and Manufacturing, providing specialized electronic components and electronic manufacturing services for the Security and Healthcare divisions, as well as to external original equipment manufacturer clients for applications in the defense, aerospace, medical and industrial markets, among others.

        Through its Security division, Buyer provides security screening products and services globally under the "Rapiscan Systems" trade name. Rapiscan Systems products fall into the following categories: baggage and parcel inspection; cargo and vehicle inspection; hold (checked) baggage screening; people screening; radiation detection; and explosive and narcotics trace detection. In addition to these products, Buyer provides site design, installation, training and technical support services to its customers. Buyer also provides turnkey security screening solutions under the "S2" trade name, which can include the construction, staffing and long-term operation of security screening checkpoints for its customers.

        Through its Healthcare division, Buyer designs, manufactures, markets and services patient monitoring, diagnostic cardiology, anesthesia delivery and ventilation systems and defibrillators globally to end users under the "Spacelabs" and "Primedic" trade names, and related supplies and accessories under the names "Spacelabs" and "Statcorp Medical." These products are used by care providers in critical care, emergency and perioperative areas within hospitals as well as physicians' offices, medical clinics and ambulatory surgery centers; the defibrillators are also used in public facilities.

        Through its Optoelectronics and Manufacturing division, Buyer designs, manufactures and markets optoelectronic devices and provide electronics manufacturing services globally for use in a broad range of applications, including aerospace and defense electronics, security and inspection systems, medical imaging and diagnostics, telecommunications, office automation, computer peripherals, industrial automation systems, automotive diagnostic systems, gaming systems and consumer products. Buyer sells its optoelectronic devices primarily under the "OSI Optoelectronics" trade name and performs its electronics manufacturing services primarily under the "OSI Electronics," "APlus Products" and "Briton" trade names. Buyer provides its optoelectronic devices and electronics manufacturing services to original equipment manufacturers, as well as to its own Security and Healthcare divisions.

TRANSITORY SUBSIDIARY

Apple Merger Sub, Inc.
c/o OSI Systems, Inc.
12525 Chadron Avenue
Hawthorne, California 90250
(310) 978-0516

        Apple Merger Sub, Inc. is a Massachusetts corporation that was formed solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Transitory Subsidiary is a wholly-owned subsidiary of Buyer and has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement. Upon the completion of the merger, Transitory Subsidiary will cease to exist and the Company will continue as the surviving corporation.

 THE MERGER

        This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

        The merger agreement provides that Transitory Subsidiary will merge with and into the Company. The Company will be the surviving corporation in the merger and will continue to do business following the merger. As a result of the merger, the Company will cease to be a publicly traded company. You will not own any shares of the capital stock of the surviving corporation.

Overview of the Merger

        The Company, Buyer and Transitory Subsidiary entered into the merger agreement on June 20, 2016. Under the terms of the merger agreement, Transitory Subsidiary will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Buyer. The following will occur in connection with the merger:

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  Effective as of immediately prior to the effective time of the merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than the excluded shares) will be automatically converted into the right to receive the per share merger consideration, without interest and subject to deduction for any required tax withholding.

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  Effective as of immediately prior to the effective time of the merger, each then-outstanding and unexercised option to purchase shares of Company common stock will vest in full and automatically be canceled and converted into the right to receive from the Buyer or the surviving corporation an amount of cash equal to the product of the total number of shares of Company common stock then underlying such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such Company stock option, without any interest thereon. No outstanding Company stock options have exercise prices that are less than or equal to the merger consideration. As such and as provided in the merger agreement, as of immediately prior to the effective time of the merger, each Company stock option will be canceled, without any consideration being payable in respect thereof, and have no further force or effect.

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  Effective as of immediately prior to the effective time of the merger, each Company restricted stock award that is then outstanding and unvested will vest in full and each share of Company common stock then underlying such Company restricted stock award will be canceled and converted into the right to receive from Buyer or the surviving corporation an amount of cash equal to the per share merger consideration.

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  Effective as of immediately prior to the effective time of the merger, each Company RSU award that is then outstanding and unvested will be assumed by Buyer and converted into an Assumed RSU award covering a number of shares of Buyer common stock equal to the product of (i) the total number of shares then underlying such Company RSU award multiplied by (ii) the quotient obtained by dividing (x) the per share merger consideration by (y) the average closing sales price for a share of Buyer common stock on The Nasdaq Global Select Market, or Nasdaq, for the ten consecutive trading days ending with, and including, the trading day that is two trading days prior to the date of the closing date for the merger, and each Assumed RSU award will continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger, subject to the treatment described below. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers, any performance conditions of the Assumed RSU awards granted before March 31, 2015 will continue according to their original terms. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers or with respect to a certain retirement-eligible individual, any performance conditions of the Assumed RSU awards granted on or after April 1, 2015 will be treated as satisfied based on actual performance through the fiscal year ended March 31, 2016 with respect to one-third of the Assumed RSU award, satisfied based on "target level" performance with respect to one-third of the Assumed RSU award, and satisfied based on "target level" performance or actual performance through the fiscal year ended March 31, 2017 with respect to one-third of the Assumed RSU award (depending upon the closing date of the merger). The awards described in the preceding sentence will, after adjustment as provided in the merger agreement for actual or target level performance, accelerate and be cashed out effective as of immediately prior to the effective time of the merger for one individual who is currently retirement-eligible (and is not a director or an executive officer), and the same treatment will apply to Mr. Levine if the effective time of the merger is on or after November 16, 2016, when he becomes retirement-eligible.

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  Effective as of immediately prior to the effective time of the merger, each Restricted Cash Award that is then outstanding and unvested shall be assumed by Buyer and shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger.

        Following and as a result of the merger:

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  Company shareholders will no longer have any interest in, and will no longer be shareholders of, the Company, and will not participate in any of the Company's future earnings or growth;

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  shares of Company common stock will no longer be listed on Nasdaq, and price quotations with respect to shares of Company common stock in the public market will no longer be available; and

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  the registration of shares of Company common stock under the Exchange Act will be terminated.

Directors and Officers of the Surviving Corporation

        The directors of Transitory Subsidiary immediately prior to the effective time of the merger will be the initial directors of the surviving corporation. The officers of the Company immediately prior to the effective time of the merger will be the initial officers of the surviving corporation.

Background of the Merger

        The board of directors, together with members of the Company's senior management, regularly reviews and assesses the Company's operations, financial condition, and industry developments in the context of the Company's strategic plans and, in connection with this review and assessment, periodically considers strategic acquisitions, strategic alliances, business combinations and other strategic alternatives. In addition, over the past two years, Buyer has provided services to certain customers of the Company under subcontracting arrangements, and communications regarding the provision of such services, as well as other potential commercial collaborations, have occurred between representatives of the Company and Buyer.

        At a meeting of the board of directors on November 5, 2015, the directors discussed the competitive environment, potential consolidation in the detection equipment industry and the effects that these factors may have on the Company. The directors also discussed strategic alternatives, including acquisitions or a sale of the Company, and authorized the Company's management to retain a financial advisor and to collectively report back to the directors on such potential alternatives at a subsequent meeting of the board of directors. Thereafter, following interviews of several investment banks, the Company's management retained Evercore as the Company's financial advisor, pursuant to an engagement letter dated January 8, 2016. The board of directors engaged Evercore to act as a financial advisor based on its qualifications, experience and reputation.

        At a meeting of the board of directors on February 4, 2016, representatives of Evercore reviewed with the board of directors certain strategic alternatives potentially available to the Company, including continued operation as a standalone company, potential acquisitions, a combination with a similarly sized business in the detection equipment industry, a sale of the Company, and cash and debt financed share repurchases of Company common stock. Representatives of Evercore also reviewed a preliminary financial analysis of the Company and noted the challenges presented by the Company's smaller scale in contrast to most competitors and the recent volatility of the Company's financial results. Representatives of Evercore further noted that the Company's smaller scale would not be addressed by the acquisition candidates available to the Company in light of its financial resources, by share repurchases or by a sale of the Company to a financial sponsor, and that the volatility in its financial results would also limit leverage levels that a financial sponsor might reasonably incur, and thus limit the price one would be willing to pay for the Company. Representatives of Evercore also noted the relatively high trading multiples for the Company common stock that would make a sale of the Company at a premium to then-prevailing trading prices difficult other than for a buyer that could realize significant operating synergies in a transaction. In response to a request as to how Evercore would structure a sale process if the board of directors elected to pursue a sale, the Evercore representatives recommended the board of directors consider a targeted outreach to potential partners, focusing primarily on companies in the detection equipment industry, including Buyer, that would be more likely to be able to realize such operating synergies. No further action was taken by the board of directors at the meeting.

        After the close of the U.S. stock markets on February 8, 2016, the Company announced the results of its fiscal quarter ended December 31, 2015, including a net loss and significantly lower year over year revenues. The closing price of the Company common stock decreased from $34.16 per share on February 8, 2016 to $24.83 per share on February 9, 2016.

        On February 9, 2016, Deepak Chopra, the President and Chief Executive Officer of Buyer, telephoned John Sanders, a member of the Company's board of directors, indicating an interest in making an acquisition proposal for the Company. Mr. Chopra had previous contact with Mr. Sanders when Mr. Sanders served as the assistant administrator and chief technology officer of the Transportation Security Administration. Mr. Sanders advised Mr. Chopra to contact Charles P. Dougherty, the Company's President and Chief Executive Officer, or Hamilton W. Helmer, the Chairman of the board of directors. On February 10, 2016, Mr. Chopra telephoned Mr. Dougherty and indicated an interest in acquiring the Company, and noted that Buyer would be sending a written proposal subject to completion of a diligence investigation. Mr. Chopra telephoned Mr. Dougherty again on February 12, 2016 and reaffirmed that a written proposal would be forthcoming. Mr. Chopra also provided an initial assessment of potential synergies that could be achieved by a combined company, noting that validation of such synergies through due diligence would be an important aspect of any proposal. On February 14, 2016, Messrs. Chopra and Dougherty again spoke by telephone and, in response to Mr. Chopra's request, Mr. Dougherty indicated certain elements that should be included in any written proposal in order for it to be considered credible by the board of directors. The parties did not discuss a potential price or any specific terms in their conversations.

        In a letter dated February 17, 2016 from Mr. Chopra to Messrs. Dougherty and Helmer, Buyer proposed an all-cash acquisition of the Company for a price between $32.00 and $37.00 per share of Company common stock, stating that such prices represented a 39% to 61% premium to the closing price of the Company common stock on February 16, 2016 of $23.04 per share. The letter also stated that this proposal and price range was based upon an assumption that the combined company could realize annualized synergies of approximately $20 million on a timely basis and that the proposal would expire on February 23, 2016 if not accepted, and requested a 30-day exclusivity period.

        On February 18, 2016, a subcommittee of the board of directors comprised of Messrs. Dougherty and Helmer and Donald Kania, Robert Shaddock and Jennifer Vogel, along with Diane Basile and Michael Muscatello, the Chief Financial Officer and General Counsel, respectively, of the Company, and representatives of Evercore and Wilmer Cutler Pickering Hale and Dorr LLP, or WilmerHale, the Company's regular outside legal counsel, met by telephone conference call to discuss the February 17, 2016 letter from Buyer.

        The board of directors met telephonically on February 22, 2016, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale and reviewed the February 17, 2016 letter from Buyer. Representatives of WilmerHale reviewed for the directors their fiduciary duties in considering and responding to an acquisition offer or pursuing strategic alternatives. Representatives of Evercore reviewed with the board of directors the Company's recent financial results, the market reaction to those results, and the current and recent trading prices of the Company common stock in comparison to Buyer's proposal. The directors expressed concerns regarding the risk that premature disclosure of negotiations may adversely affect the Company's ability to conduct business given long sales cycles and product life cycles. It was the consensus of the directors that the proposed price range in the February 17, 2016 letter was not sufficient to commence negotiations and that the Company should inform Buyer it was still considering the proposal. The board of directors concluded that a focused solicitation should be pursued to minimize risks of disclosure and that Evercore should reach out to the four other potential strategic bidders in the detection equipment industry previously discussed at the meeting on February 4, 2016 as most likely to be interested in and best able to realize synergies in a transaction, in order to determine potential interest in a transaction and the feasibility of pursuing a competitive process, which was viewed as most likely to generate the highest valuations for the Company.

        On February 23, 2016, Mr. Dougherty telephoned Mr. Chopra to indicate that, while the Company was still considering the proposal, the current valuation range was not sufficient to engage in diligence, but a higher range might cause the Company to entertain further discussions. Mr. Chopra verbally indicated that Buyer would be willing to increase the proposed purchase price range to between $37.00 and $42.00 per share of Company common stock, representing a 45% to 64% premium to the closing price of Company common stock on February 22, 2016 of $25.60 per share, based on the assumption that the combined company could realize annualized synergies of $20 million to $22 million on a timely basis and subject to due diligence.

        On February 24 and 25, 2016, representatives of Evercore contacted four other companies in the detection equipment industry, whom we refer to as Company A, Company B, Company C and Company D, to inquire about interest in a potential transaction involving the Company.

        The board of directors held a telephonic meeting on February 29, 2016, at which Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale were also in attendance. The directors discussed the revised, verbal proposed price range from Buyer. Representatives of Evercore reported on the initial reactions from the four other companies in the detection equipment industry that Evercore had contacted, noting that Company A and Company B had requested meetings to discuss a potential transaction and had received drafts of a confidentiality agreement, Company C had expressed interest in a potential transaction and had received a draft confidentiality agreement and Company D had not yet responded to the initial outreach. Representatives of Evercore also reviewed with the board of directors the verbal proposed price range from Buyer in comparison to the current and recent trading prices of the Company common stock, a preliminary financial analysis of the Company, and the potential benefits and risks to the Company's shareholders that may be presented if Buyer were to use stock as well as cash as consideration in a transaction with the Company. The board of directors determined that it would consider whatever form of consideration that achieved the greatest value for shareholders. Based upon the revised proposal, the board of directors instructed the Company's management to engage in discussions with Buyer and directed Evercore to pursue discussions with the other potentially interested companies in the detection equipment industry, subject to signing appropriate confidentiality agreements. In an effort to maximize the potential acquisition price any counterparty may consider paying for the Company, the board of directors determined that discussions with potential counterparties at that time should focus on identifying synergies that could be obtained in a transaction.

        Following the meeting of the board of directors on February 29, 2016, Buyer was provided with the same form of confidentiality agreement previously provided to three of the other companies in the detection equipment industry, Company A, Company B and Company C. The Company's management and representatives of WilmerHale negotiated the terms of such confidentiality agreements with each of Buyer, Company A and Company B. The Company entered into confidentiality agreements with Buyer on March 3, 2016, with Company A on March 7, 2016, and with Company B on March 8, 2016. The terms of each confidentiality agreement included customary standstill provisions pursuant to which the counterparty agreed not to acquire securities of the Company, initiate a proxy contest or to make a public proposal to acquire the Company, but such provisions would terminate automatically upon the Company entering into an agreement for the acquisition of the Company such as the merger agreement.

        On March 1, 2016, Mr. Chopra telephoned Mr. Dougherty to propose initial diligence meetings the week of March 7, 2016. On March 2, 2016, Mr. Chopra telephoned Mr. Dougherty to discuss logistics for the upcoming diligence meetings.

        The board of directors held a telephonic meeting on March 7, 2016, at which Ms. Basile, Mr. Muscatello, and representatives from Evercore, WilmerHale and Sheppard, Mullin, Richter & Hampton LLP, or Sheppard Mullin, outside counsel to the Company with respect to the ongoing investigation of the Company's compliance with discounting and pricing provisions of its U.S. General Services Administration contract, which we refer to as the General Services Administration investigation, were in attendance. Representatives of Sheppard Mullin reported on the status of the ongoing investigation, and the board of directors discussed with its advisors the potential impact of such investigation on negotiations related to a potential sale of the Company. Representatives of Evercore reported that Buyer had executed a confidentiality agreement with the Company and due diligence meetings were scheduled for March 9, 2016, and that confidentiality agreements were almost finalized with Company A and Company B. They also noted that Company C was still evaluating a potential transaction, and that Company D had expressed no interest in pursuing a transaction with the Company at that time.

        On March 9, 2016, representatives of the Company and Evercore met with representatives of Buyer in diligence meetings. Representatives of the Company provided an overview of the Company's business, strategy and operations, near-term three-year financial forecasts and the status of the ongoing General Services Administration investigation, and the participants thereafter discussed the potential synergies that might be achieved in a potential transaction. Following the meeting, representatives of the Company and Evercore responded to further diligence questions from representatives of Buyer focused on potential synergies.

        On March 14, 2016, the board of directors met telephonically, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale. Management and representatives of Evercore reported on the diligence meeting with and subsequent diligence requests by Buyer, the status of such requests and the scheduled due diligence sessions with Company A and Company B on March 16 and 17, 2016, respectively.

        On March 21, 2016, the board of directors met telephonically, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale. Management and representatives of Evercore reported on the recent due diligence meetings with Company A and Company B, and on the continued diligence interactions with Buyer that remained focused on identifying potential synergies in a transaction. They also reported that Buyer, Company A and Company B had each been asked to submit a written indication of interest by March 24, 2016, based upon the diligence information provided to date. After the meeting, Mr. Dougherty received a telephone call from Mr. Chopra in which Mr. Chopra outlined Buyer's assessment of potential synergies in a transaction.

        On March 23, 2016, Buyer delivered a letter proposing an all-cash acquisition of the Company at a price of $35.00 to $38.00 per share of Company common stock, to be funded by Buyer's cash on hand and borrowing under Buyer's existing credit facility, subject to further diligence. The letter stated that the offer would expire on March 30, 2016 and requested a 30-day exclusivity period. The letter also stated that the Company's near-term financial forecasts included various cost savings that Buyer had previously assumed could be achieved as post-closing synergies in a combined company, and that, based on preliminary analysis that had been done as of that time, Buyer's offer assumed the achievement of approximately $14 million in annual synergies to be phased in over the next two years. On March 23, 2016, the closing price for the Company common stock was $27.13 per share. On March 24, 2016, Mr. Chopra called Mr. Dougherty to outline the rationale for the latest proposal and indicated a likely price point of $37.00 per share of Company common stock, subject to satisfactory completion of due diligence.

        On March 24, 2016, Company A delivered a letter proposing an all-cash acquisition at a range of $140 million to $150 million in enterprise value, which implied a price of $31.29 to $32.65 per share of Company common stock. On March 24, 2016, the closing price for the Company common stock was $27.48 per share.

        The board of directors met telephonically on March 28, 2016, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale, and reviewed the written proposals from Buyer and Company A, as well as the prior proposals from Buyer and the assumptions regarding potential synergies that might be achieved in a transaction. Representatives of Evercore reviewed with the board of directors the proposals in light of current and recent trading prices of the Company common stock and various implied trading multiples, as well as the potential impact of the achievement of various levels of synergies on the operations of a combined company. They also reported that Company B did not submit a written proposal, but had indicated in a telephone call that any bid would be in the range of $30.00 per share of Company common stock, and further acknowledged that such proposal would unlikely be viewed by the Company as competitive with other alternatives in light of the then current trading price of the Company common stock. The directors discussed the status of the proposals, the diligence materials that had been provided and those that would be required to move forward with further negotiations, and the potential timetable for negotiating and documenting a transaction. The board of directors determined that negotiations with Buyer and Company A should continue with emphasis on quantifying synergies that would support higher purchase prices, and diligence materials beyond those designed to demonstrate potential synergies should be provided through an electronic data room, but such materials should not at the time include disaggregated customer or product information. The board of directors also determined that exclusivity would not be granted to Buyer and improved proposals should be sought from Buyer and Company A. Donald Kania, one of the directors, then reported he had recently received an email from the Chief Executive Officer of a diversified manufacturing company not in the detection equipment industry but having related technology, which we refer to as Company E, indicating an interest in exploring a transaction with the Company, and Mr. Dougherty was instructed by the board of directors to contact the Chief Executive Officer of Company E and offer to negotiate a confidentiality agreement and engage in discussions to explore a potential transaction. Thereafter, Company E was provided the same form of confidentiality agreement previously provided to Buyer and Company A, Company B and Company C, and the Company and Company E executed a confidentiality agreement on March 31, 2016, which also included the same type of standstill provision and automatic termination of such provision as did the Company's other confidentiality agreements.

        On April 1, 2016, the Company gave Buyer access to an electronic data room after negotiating a separate "clean team" agreement between the Company and Buyer, thereby limiting access to certain diligence materials to specified individuals. On April 8, 2016, the Company gave Company A access to an electronic data room. Representatives of the Company provided information in the electronic data room in response to requests from Buyer and Company A.

        On April 4, 2016, the board of directors met telephonically, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale. Mr. Dougherty reported that representatives of the Company and Evercore had been in contact with Company E and that an in-person diligence meeting had been scheduled with Company E for April 6, 2016. The Company's management and representatives of Evercore reported on the status of due diligence efforts by each of Buyer and Company A and discussed the proposed timetables for further due diligence and submission of revised proposals by Buyer and Company A. Mr. Chopra also telephoned Mr. Dougherty later that day to discuss Buyer's diligence efforts, including the status of the ongoing General Services Administration investigation.

        On April 11, 2016, the board of directors met telephonically, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale. The Company's management and representatives of Evercore reported on the diligence meetings with Company E on April 6 and 8, 2016, noting that the focus of the meetings had been on potential synergies and that Company E had been asked to supply an expression of interest by April 13, 2016. They also reported on the status of due diligence efforts with Buyer and Company A, and that Buyer had engaged Citigroup as its financial advisor. The directors then discussed the expected financial results for the fourth fiscal quarter and fiscal year 2016, as well as the proposed timetable for further diligence and the submission of revised proposals by Buyer and Company A. They also discussed whether, in light of the unsolicited interest expressed by Company E, they should reconsider reaching out to additional third parties outside the detection equipment industry. The board of directors determined that the rationale for the focus of the current process—that achievement of significant synergies by a combined company would be important to maximizing value and a broader outreach risked a leak that could damage the Company's business—remained valid and that the scope of the current process was appropriate.

        On April 13, 2016, Company E informed representatives of Evercore that it would not be submitting an acquisition proposal, noting that the respective businesses of the Company and Company E were more diverse than anticipated.

        On April 16, 2016, a draft merger agreement prepared by representatives of WilmerHale and the Company's management was distributed to Buyer and to Company A.

        On April 22, 2016, Buyer delivered a letter proposing an all-cash acquisition of the Company at a price of $35.50 per share of Company common stock, to be funded by cash on hand and borrowings under Buyer's existing credit facility, subject to satisfactory completion of further diligence. The letter stated that the offer would expire on April 27, 2016 and requested a 30-day exclusivity period. On April 22, 2016, the closing price of the Company common stock was $29.38 per share.

        On April 25, 2016, Company A delivered a letter proposing an all-cash acquisition at an enterprise value of $160 million, that implied a price of $34.11 per share of Company common stock. The letter requested a period of exclusivity to complete diligence and negotiate definitive documentation. On April 25, 2016, the closing price of the Company common stock was $29.51 per share.

        On April 25, 2016 the board of directors met telephonically, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale. Representatives of Evercore reported on a recently announced transaction in the detection equipment industry and the impact, if any, it could have on the transaction. They also reviewed the written proposals from Buyer and Company A, as well as the prior proposals from each, in light of current and recent trading prices of the Company's common stock and various trading multiples implied by such proposals, noting that such implied multiples compared favorably to comparable implied multiples in the recently announced transaction. Representatives of Evercore reported that Buyer had stated its proposal had been reduced to less than the price of $37.00 per share of Company common stock originally indicated by Mr. Chopra on March 24, 2016 as a result of weakness in the preliminary financial results for the Company's fourth quarter ended March 31, 2016 shared in the diligence investigation, as well as information provided to Buyer regarding the Company's backlog and sales pipeline. Representatives of Evercore also reported on inquiries they received from three financial sponsors following publication of a report that the Company had retained Evercore to explore strategic alternatives, noting that the valuation parameters discussed with such financial sponsors would not likely yield prices per share of Company common stock at levels equal to the current offers from Buyer or Company A. Together with representatives from Evercore and WilmerHale and members of the Company's management, the board of directors discussed a potential timetable for moving forward with one or both of Buyer and Company A as well as the announcement of the Company's fourth quarter and full fiscal year 2016 financial results. Following discussion, the board of directors determined not to grant exclusivity to either Buyer or Company A and that each counterparty should be encouraged to provide a markup of the draft merger agreement previously provided and continue their respective due diligence efforts.

        On May 4, 2016, in-person diligence meetings were held between representatives of the Company and representatives of Buyer to discuss, among other items, the status of the General Services Administration investigation.

        On May 5, 2016, the board of directors held a regularly scheduled meeting. Representatives of Evercore and WilmerHale attended a portion of the meeting. Mr. Dougherty reviewed recent market developments and projected market growth, the Company's three-year strategic plan, and the Company's plans for future product developments and enhanced service offerings. Ms. Basile noted that a detailed review of the Company's forecasting tools, including a more integrated review of sales pipeline, bookings and backlog conversion, coupled with a review of historical gross margin trending and expected competitive pricing, had recently been completed following her transition into the Company as Chief Financial Officer and the closing of fiscal year 2016, and also noted the effects of that review on the Company's financial projections. Representatives of Evercore reviewed with the board of directors the trading history of the Company common stock and actual performance versus budget, provided an update on the Company's current business position and an overview of a revised five-year forecast prepared by the Company's management. Evercore also reviewed a preliminary financial analysis of the Company, including an illustrative analysis of how a financial sponsor might value the Company, noting the lower implied valuation ranges, and provided an update on the status of discussions with Buyer and Company A and the proposed timetable for delivery of final revised proposals. Representatives of WilmerHale reported on the regulatory approvals that would be required in a transaction with Buyer or Company A, and the expected processes and timetables to obtain such approvals, as well as that Evercore had confirmed that it was not currently retained, and in the past three years had not been retained, by Buyer or Company A to provide financial advisory services.

        After the close of the U.S. stock markets on May 9, 2016, the Company reported a net loss for the fourth fiscal quarter and full fiscal year 2016, on lower revenues from the comparable prior periods, increased bookings and backlog and the declaration of a quarterly dividend of $0.50 per share of Company common stock, consistent with its past practice. The closing price of the Company common stock increased from $28.70 per share on May 9, 2016 to $31.69 per share on May 10, 2016.

        On May 13, 2016, the Company's management held in-person diligence meetings with representatives of Company A to discuss, among other items, the status of the General Services Administration investigation.

        Later that day, Latham & Watkins LLP, or Latham, outside counsel to Buyer, submitted a markup of the draft merger agreement to WilmerHale.

        On May 18, 2016, representatives of Buyer were given a tour of the Company's facility in Billerica, Massachusetts. On May 19, 2016, representatives of the Company and Evercore met with representatives of Buyer and Citigroup in diligence meetings focused on the Company's backlog and sales pipeline, sales organization and synergy opportunities.

        On May 23, 2016, representatives of the Company and Evercore met with representatives of Company A in diligence meetings focused on the Company's historical and forecasted financial results, as well as synergy opportunities. Later that day, representatives of Company A were given a tour of the Company's facility in Billerica, Massachusetts.

        On May 24, 2016, the board of directors met telephonically, along with representatives of Evercore and WilmerHale. The Company's management and representatives of Evercore reported on the diligence efforts underway by each of Buyer and Company A, and reported on the recent meetings with each. Representatives of Evercore reported on the expected timeframe for the substantial completion of diligence by each party. The directors then discussed the proposed timetable for further diligence and the submission of final revised proposals.

        On May 26, 2016, Company A submitted a markup of the draft merger agreement to WilmerHale.

        On June 1, 2016, Buyer delivered a letter proposing an all-cash acquisition of the Company at a price of $35.50 per share of Company common stock, to be funded by cash on hand and borrowings under Buyer's existing credit facility, subject to satisfactory completion of due diligence. The letter stated that the offer would expire on June 3, 2016, and that the valuation assumed that the Company would not declare or pay dividends after the execution of a definitive merger agreement. On June 1, 2016, the closing price of the Company common stock was $32.10 per share.

        On June 2, 2016, Company A delivered a letter proposing an all-cash acquisition of the Company at an enterprise value of $175 million, that implied a price of $35.50 per share of Company common stock. The letter requested a period of exclusivity to complete diligence and negotiate definitive documentation. On June 2, 2016, the closing price of the Company common stock was $32.38 per share.

        On June 2, 2016, the board of directors met telephonically, along with representatives of Evercore and WilmerHale. Representatives of Evercore reviewed with the board of directors the most recent written proposals from Buyer and Company A, as well as the prior proposals from each, in light of current and recent trading prices of the Company common stock and various implied trading multiples. Representatives of WilmerHale provided overviews of the markups of the draft merger agreement that had been received from Buyer and Company A and subsequent discussions with counsel for each. The board of directors directed representatives from Evercore to inform Buyer and Company A that the most recent proposals were insufficient and to seek higher bids, and requested that representatives from WilmerHale seek to negotiate more definitive merger documentation with each party for further consideration by the board of directors.

        On June 5, 2016, WilmerHale sent revised drafts of a merger agreement to Buyer and to Company A. Commencing on June 6, 2016 through June 20, 2016, representatives of WilmerHale and the Company's management and representatives of Latham and Buyer's management negotiated the terms of the merger agreement. The material terms negotiated included Buyer's obligation to divest assets if required to obtain regulatory approvals, Buyer's obligation to pay a termination fee if the merger was not consummated solely as a result of the failure to obtain regulatory approvals, Buyer's right to terminate the merger agreement if certain proceedings related to the General Services Administration investigation were undertaken, the termination fee the Company would be required to pay if the board of directors changed its recommendation as to the merger or the Company terminated the merger agreement to accept a superior proposal, the obligation of the Company to reimburse expenses incurred by Buyer if the merger agreement were terminated because the Company shareholders did not approve the merger, and the scope of various actions that the Company may not undertake between the execution of the merger agreement and the closing of the merger without obtaining Buyer's prior consent.

        On June 5, 2016, Mr. Chopra telephoned Mr. Dougherty and informed him that Buyer would be submitting a revised bid the following day to acquire the Company at a price of $37.00 per share of Company common stock, and that this represented the highest price Buyer was prepared to pay.

        On June 6, 2016, Buyer delivered a letter proposing an all-cash acquisition of the Company at a price of $37.00 per share of Company common stock, to be funded by cash on hand and borrowings under Buyer's existing credit facility, subject to satisfactory completion of due diligence and negotiation of definitive documentation. The letter provided that the offer would expire on June 8, 2016 and that the valuation assumed that the Company would not declare or pay dividends after the execution of a definitive merger agreement, in addition to requiring a 14-day period of exclusivity to complete due diligence and negotiate definitive documentation. On June 6, 2016, the closing price of the Company common stock was $32.79 per share.

        On June 7, 2016, Company A delivered a letter proposing an all-cash acquisition of the Company at a price of $35.75 per share of Company common stock, to be funded by cash on hand and borrowings under Company A's existing credit facility, subject to satisfactory completion of due diligence and negotiation of definitive documentation. The letter requested exclusivity to complete diligence and negotiate definitive documentation.

        On June 7, 2016, the board of directors met telephonically, along with representatives of Evercore and WilmerHale. Representatives of Evercore reviewed with the board of directors the most recent written proposals from Buyer and Company A, as well as the prior proposals from each, in light of current and recent trading prices of the Company's common stock and various implied trading multiples, as well as a preliminary financial analysis of the Company. Representatives of WilmerHale reported on the status of negotiations with Buyer and Company A with respect to definitive merger documentation. The directors discussed the revised bids and the prospects of continued operation as a standalone entity. It was the consensus of the directors that Evercore should request "best and final" bids from each of Buyer and Company A, including their proposed forms of definitive documentation.

        On June 8, 2016, Buyer delivered a revised draft of a merger agreement and on June 9, 2016, Buyer delivered a letter proposing an all-cash acquisition of the Company at a price of $37.00 per share of Company common stock, to be funded by cash on hand and borrowings under Buyer's existing credit facility, subject to satisfactory completion of due diligence and negotiation of definitive documentation. The letter stated that the offer would expire on June 10, 2016, included a seven business day period of exclusivity to complete due diligence and negotiate definitive documentation and assumed that the Company would not declare or pay dividends after the execution of a definitive merger agreement.

        On June 9, 2016, Company A confirmed telephonically to representatives of Evercore that its June 7, 2016 proposal represented its best and final proposal. Company A also delivered a revised draft of a merger agreement.

        On June 9, 2016, the board of directors met telephonically, along with representatives of Evercore and WilmerHale. Representatives of Evercore reviewed with the board of directors the most recent written proposals from Buyer and Company A, noting that they had remained unchanged from the most recent proposals and that each of Buyer and Company A had stated its proposal represented its best and highest price. Representatives of WilmerHale reported on the status of negotiations with Buyer and Company A and the revised drafts of the definitive merger documentation submitted by each. The directors discussed the current proposals and the prospects of continued operation as a standalone entity. The board of directors determined that the Company should enter into exclusive negotiations with Buyer and seek to negotiate definitive documentation. Thereafter, at the direction of the board of directors, the Company executed and delivered Buyer's offer letter, including the seven-business day exclusivity provision.

        From June 9, 2016 through June 20, 2016, the Company provided Buyer with additional diligence information, contacted one significant customer to confirm the customer's favorable reaction to a proposed transaction with Buyer, and, together with representatives from WilmerHale, negotiated definitive documentation with Buyer and Latham, including the addition to the merger agreement of an obligation of Buyer to pay a termination fee in the event the merger was not consummated solely as a result of a failure to obtain regulatory approvals.

        On June 14, 2016, the board of directors met telephonically, along with Mr. Muscatello and representatives of Evercore and WilmerHale. Mr. Dougherty reported on the status of Buyer's due diligence efforts and the positive reaction from the customer that was contacted as to a potential transaction between the Company and Buyer. Representatives of WilmerHale reported on the status of negotiations with Buyer as to the definitive merger documentation. The directors discussed the remaining negotiation points and the regulatory requirements relating to the proposed merger with Buyer, as well as the remaining diligence items to be provided, including specific customer information that had been withheld to this point. The board of directors determined that the final diligence materials could be supplied if Buyer agreed to pay a termination fee in the event the merger was not consummated solely as a result of a failure to obtain regulatory approvals.

        On June 16, 2016, the board of directors met telephonically, along with Mr. Muscatello and representatives of Evercore and WilmerHale. Mr. Dougherty reported on the status of Buyer's due diligence efforts and the communications planned in connection with the execution of a merger agreement. Representatives of WilmerHale reported on the status of negotiations with Buyer as to the definitive merger documentation, including with respect to the divestiture obligations of Buyer to obtain regulatory approval and Buyer's obligation to pay a termination fee in the event such approval was not obtained. Representatives of Evercore then reviewed an updated preliminary financial analysis of the Company reflecting the proposed merger consideration. The directors discussed the proposed transaction and the process followed to explore alternatives, the updated preliminary financial analysis of the Company and the prospects and risks of continued operation as a standalone entity. The board of directors determined that the Company's management should seek to finalize definitive documentation with Buyer.

        On June 20, 2016, the board of directors met telephonically, along with Ms. Basile, Mr. Muscatello and representatives of Evercore and WilmerHale. Representatives of WilmerHale reviewed the fiduciary duties of the board of directors regarding its consideration and approval of the merger agreement. Representatives of WilmerHale also reviewed the terms of the merger agreement. Representatives of Evercore reviewed with the board of directors Evercore's financial analysis of the $37.00 per share of Company common stock to be received by the holders of Company common stock. In addition, Evercore rendered its opinion to the board of directors to the effect that, as of June 20, 2016 and based upon and subject to the assumptions, qualifications and limitations set forth in its opinion, the merger consideration to be received by the holders of Company common stock was fair, from a financial point of view, to such holders. See "—Opinion of Evercore Group L.L.C." beginning on page 45. After discussing the final terms of the merger agreement and the proposed transaction with Buyer, the board of directors unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its shareholders, adopted the merger agreement, approved the performance by the Company of its obligations under, and the consummation of the transactions contemplated by, the merger agreement and recommended that the Company's shareholders approve the merger agreement and the transactions contemplated by the merger agreement.

        On June 20, 2016, the closing price of the Company common stock was $32.34 per share. On the evening of June 20, 2016, the Company, Buyer and Transitory Subsidiary executed and delivered the merger agreement. The Company and Buyer each issued a press release announcing the execution of the merger agreement before the U.S. stock markets opened on the morning of June 21, 2016.

Reasons for the Merger

        In evaluating the merger agreement and the transactions contemplated thereby, including the merger, and recommending that the Company shareholders approve the merger agreement and the merger, the board of directors engaged in detailed discussions with the Company's senior management and its legal and financial advisors and considered and analyzed a wide and complex range of factors, including the sales process described in the section captioned "—Background of the Merger." After careful consideration, the board of directors concluded that entering into the merger agreement with Buyer and Transitory Subsidiary would provide the Company shareholders with higher and more certain value than any other strategic alternatives available to the Company, including remaining independent.

        The board of directors considered a number of positive factors in its deliberation, including the following (which factors are not necessarily presented in order of relative importance):

  •
  Best Alternative for Maximizing Shareholder Value.  The board of directors believed that receipt of the merger consideration of $37.00 per share in cash was more favorable to the Company shareholders than the potential value that might result from other potential transactions or remaining independent. This decision was based on, among other things, the board of directors' assessment of:

  •
  the Company's historical operating and financial performance, including that the Company had experienced significant declines in revenues, profitability and share prices over the past three years;

  •
  the Company's competitive position, including that it offered a relatively limited range of products in a market where customers are increasingly looking for a broader range of products from a single supplier, and the unlikelihood that the Company could substantially expand its product portfolio in the near term given its relative size and limited financial resources;

  •
  the Company's future prospects, including risks related to achieving the revenue growth and profitability reflected in the Company's financial projections as a standalone company and the risks inherent in the Company's industry, including the reliance on a resurgence of orders from a relatively small number of government customers following a sustained period of decreased demand; risks associated with the development and market acceptance of its products under development, including handheld products; the risk of increased competitive pressure, including as the result of anticipated industry consolidation; the risk of costs associated with resolution of the ongoing investigation of the Company's compliance with discounting and pricing provisions of its U.S. General Services Administration contract; the economy and capital markets as a whole, and the various additional risks and uncertainties that are described in the Company's most recent annual report on Form 10-K filed with the SEC;

  •
  the advantages of entering into the merger agreement in comparison with the risks of remaining independent, including the expectation that the Company would significantly decrease or suspend its cash dividend if it remained independent in light of its reduced cash reserves and the expected negative effect this would have on the market price of the Company common stock; and

    •
    the board of directors' belief that that the process conducted by the Company and its negotiations had resulted in the highest price per share for the Company common stock that Buyer or any third party best positioned to realize value through an acquisition was willing to pay.

  •
  Attractive Value.  The board of directors concluded that the merger consideration of $37.00 per share represented an attractive valuation for the Company and an opportunity for the Company shareholders to receive a premium over recent market prices of the Company common stock. The board of directors reviewed the historical market prices, volatility and trading information with respect to the Company common stock, and the active sale process undertaken by the Company, including:

  •
  the fact that the Company's business plan reflected in financial projections prepared by management was viewed as fairly presenting the full achievement of the potential growth in revenue and profitability as a standalone company, and that the proposed merger consideration of $37.00 per share was viewed very favorably in comparison to the implied values per share of Company common stock resulting from the discounted cash flow analyses prepared by Evercore and that the board of directors viewed as representative of the values that the Company might be expected to generate on a standalone basis assuming it fully achieved this business plan;

  •
  the fact that the proposed merger consideration of $37.00 per share (a) represents a premium of (i) 17.6% compared to $31.45, the volume weighted average price of the Company common stock for the 30-day period ended June 17, 2016, the second to last trading date prior to the public announcement of the merger agreement, (ii) 24.9% compared to $29.62, the Company's volume weighted average price for the 90-day period ended June 17, 2016, (iii) 17.3% compared to the closing price of Company common stock of $31.53 per share on June 17, 2016 and (b) implies an enterprise value (defined as market value, less cash plus debt) 27.6% greater than that implied by the closing price of Company common stock of $31.53 on June 17, 2016;

  •
  the fact that Evercore, at the board of directors' instruction, contacted six prospective buyers regarding a potential acquisition, and of these six prospective buyers, only two parties (including Buyer) submitted a proposal to acquire the Company and $37.00 was the highest price offered after several attempts to seek increased amounts; and

  •
  the unlikelihood of a transaction proposal at a higher value than the cash price to be paid by Buyer, in light of the fact that the Company actively solicited increases in the initial and subsequent offers made by Buyer and the one other party that had submitted a proposal to acquire the Company.

  •
  Greater Certainty of Value.  The proposed consideration consists solely of cash, which provides immediate liquidity and certainty of value to our shareholders. The receipt of cash consideration also eliminates for our shareholders the risk of the continued execution of our business on a stand-alone basis. The board of directors also considered the likelihood that the closing of the merger can occur promptly, likely in 2016.

  •
  Likelihood of Completion.  The likelihood that the merger will be consummated, particularly in view of the terms of the merger agreement and the closing conditions. In that regard, the board of directors noted:

  •
  that Buyer's obligation to complete the merger is not subject to any financing-related condition;

  •
  the limited number of conditions to the merger; and

  •
  Buyer's obligation to use best efforts to obtain required regulatory approval and, if necessary, to divest assets other than assets of the Company's cargo and/or mobile cargo inspection system businesses, together with Buyer's obligation to pay to the Company the Buyer termination fee of $11,000,000 if the merger is not consummated solely because of a failure to obtain regulatory approval.

  •
  Receipt of Opinion from Evercore.  Evercore rendered its opinion dated June 20, 2016 to the board of directors to the effect that, as of that date and based upon and subject to the assumptions, qualifications and limitations set forth therein, the merger consideration to be received by the holders of Company common stock in the merger was fair, from a financial point of view, to such holders (as more fully described below under the heading "—Opinion of Evercore Group L.L.C."). The full text of Evercore's opinion, dated June 20, 2016, is attached to this proxy statement as Annex B.

  •
  Terms of Merger Agreement.  The terms and conditions of the merger agreement, including the Company's ability to consider and respond to, under certain circumstances specified in the merger agreement, an unsolicited written acquisition proposal (as more fully described under the heading "The Merger Agreement (Proposal One)—Restrictions on Solicitation of Other Offers"), and the board of directors' right, after complying with the terms of the merger agreement, to terminate the merger agreement in order to enter into an agreement with respect to a superior proposal (as more fully described under the heading "The Merger Agreement (Proposal One)—Termination," subject to certain match rights in favor of Buyer and upon payment to Buyer of the Company termination fee of $11,000,000.

  •
  Required Shareholder Approval.  The approval of the merger would be subject to the affirmative vote of holders of two-thirds of the outstanding shares of Company common stock.

        The board of directors also considered potential drawbacks and risks relating to the merger, including the following (which drawbacks and risks are not necessarily presented in order of relative importance):

  •
  No Shareholder Participation in Future Growth or Earnings.  The Company will no longer exist as an independent company, and accordingly, Company shareholders will no longer participate in any future growth the Company may have or any potential future increase in its value.

  •
  Effect of Failure to Complete Transactions.  While the Company expects that the merger will be consummated, there can be no assurance that all conditions to the parties' obligations to complete the merger will be satisfied, including as a result of not obtaining all regulatory approvals, and thus it is possible that the merger may not be completed. If the merger is not completed, (i) the Company will have incurred significant risk and transaction and opportunity costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on our business and customer relationships, (ii) the trading price of shares of Company common stock would likely be adversely affected and (iii) the market's perceptions of the Company's prospects could be adversely affected.

  •
  Interim Restrictions on Business.  The Company's management's focus and resources may become diverted from other important business opportunities and operational matters while working to implement the merger, and the merger agreement imposes restrictions on the conduct of the Company's business prior to the effective time of the merger, which could adversely affect the Company's business.

  •
  Risk of Litigation.  There is a risk of litigation arising in respect of the merger agreement or the transactions contemplated by the merger agreement.

  •
  Taxable Consideration.  The merger will be a taxable transaction to the Company's shareholders that are U.S. holders (as defined under the heading "—U.S. Federal Income Tax Consequences of the Merger" below) for U.S. federal income tax purposes and, therefore, such shareholders generally will be required to pay U.S. federal income tax on any gains they recognize as a result of the merger.

  •
  No Solicitation.  That the terms of the merger agreement prohibit the Company and its representatives from soliciting third party bids, which terms could reduce the likelihood that other potential acquirers would propose an alternative transaction that may be more advantageous to our shareholders.

  •
  Termination Fee.  The possibility that if the merger agreement is terminated under certain specified circumstances, the Company may be required to pay Buyer the Company termination fee of $11,000,000, as more fully described under the heading "The Merger Agreement (Proposal One)—Termination Fee."

        The board of directors also considered that certain of our directors and officers may have conflicts of interest in connection with the merger, as they may receive certain benefits that are different from, or in addition to, those of our other shareholders. See the section entitled "—Interests of Certain Persons in the Merger."

        The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by the board of directors in its consideration of the merger, but is merely a summary of the material positive factors and material drawbacks and risks considered by the board of directors in that regard. In view of the number and variety of factors and the amount of information considered, the board of directors did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, the board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, and individual members of the board of directors may have given different weights to different factors. The board of directors made its recommendation based on the totality of information presented to, and the investigation conducted by, the board of directors. In considering the factors discussed above, individual directors may have given different weights to different factors.

Recommendation of the Board of Directors

        After taking into account all of the factors set forth above, as well as others, the board of directors unanimously agreed that the benefits of the merger outweighed the drawbacks and risks and determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, the Company and its shareholders, adopted the merger agreement, and approved the merger upon the terms and conditions set forth in the merger agreement and recommended that shareholders approve the merger agreement and the merger.

        The board of directors unanimously recommends that you vote "FOR" approval of the merger agreement.

Opinion of Evercore Group L.L.C.

        In connection with the merger, the Company retained Evercore to act as its financial advisor. On June 20, 2016, at a meeting of the board of directors, Evercore rendered its opinion to the board of directors to the effect that, as of that date based upon and subject to the assumptions, qualifications and limitations set forth in its opinion, the merger consideration to be received by the holders of Company common stock was fair, from a financial point of view, to such holders.

        The full text of Evercore's written opinion, dated June 20, 2016, which sets forth, among other things, the procedures followed, assumptions made, matters considered and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this proxy statement. The Company encourages you to read Evercore's opinion carefully and in its entirety. Evercore's opinion was directed to the board of directors and addresses only the fairness, from a financial point of view, of the merger consideration to be received by the holders of Company common stock in the merger. The opinion does not address any other aspect of the merger and does not constitute a recommendation to the board of directors or to any other persons in respect of the merger, including as to how any holder of shares of Company common stock should vote or act in respect of the merger. Evercore's opinion does not address the relative merits of the merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the merger. The summary of the opinion of Evercore set forth below is qualified in its entirety by reference to the full text of the opinion.

        In connection with rendering its opinion, Evercore, among other things:

  •
  reviewed certain publicly available business and financial information relating to the Company that Evercore deemed to be relevant, including publicly available research analysts' estimates;

  •
  reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to the Company prepared and furnished to Evercore by management of the Company;

  •
  reviewed certain non-public projected financial data relating to the Company prepared and furnished to Evercore by management of the Company;

  •
  discussed the past and current operations, financial projections and current financial condition of the Company with management of the Company (including their views on the risks and uncertainties of achieving such projections);

  •
  reviewed the reported prices and the historical trading activity of Company common stock;

  •
  compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

  •
  compared the financial performance of the Company and the valuation multiples relating to the merger with those of certain other transactions that Evercore deemed relevant;

  •
  reviewed the merger agreement; and

  •
  performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

        For purposes of its analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, and Evercore assumed no liability therefor. With respect to the projected financial data relating to the Company referred to above, Evercore assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company under the business assumptions reflected therein. Evercore expressed no view as to any projected financial data relating to the Company or the assumptions on which they were based.

        For purposes of rendering its opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the merger would be satisfied without material waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the merger would be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the merger or materially reduce the benefits to the holders of Company common stock of the merger.

        Evercore did not make nor assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore's opinion was necessarily based upon information made available to it as of the date of its opinion and financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion. It should be understood that subsequent developments may affect Evercore's opinion and that it does not have any obligation to update, revise or reaffirm its opinion.

        Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to the holders of Company common stock, from a financial point of view, of the merger consideration. Evercore did not express any view on, and its opinion did not address, the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the merger consideration or otherwise. Evercore assumed that any modification to the structure of the merger would not vary in any respect material to its analysis. Evercore's opinion did not address the relative merits of the merger as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to engage in the merger. Evercore's opinion did not constitute a recommendation to the board of directors or to any other persons in respect of the merger, including as to how any holder of shares of Company common stock should vote or act in respect of the merger. Evercore expressed no opinion as to the price at which shares of the Company would trade at any time. Evercore is not a legal, regulatory, accounting or tax expert and has assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

Summary of Material Financial Analyses

        Set forth below is a summary of the material financial analyses performed by Evercore and reviewed with the board of directors on June 20, 2016 in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before June 17, 2016 (one trading day prior to the date of the board meeting to approve the merger agreement), and is not necessarily indicative of current market conditions.

        The following summary of financial analyses includes information presented in tabular format. These tables must be read together with the text of each summary in order to understand fully the financial analyses. The tables alone do not constitute a complete description of the financial analyses. Considering the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Evercore's financial analyses.

        In performing the financial analyses summarized below, Evercore utilized and relied upon the projected financial data relating to the Company prepared and furnished to Evercore by management of the Company as described below in additional detail in the section below entitled "—Financial Forecasts" beginning on page 56.

Selected Companies Analysis

        Evercore reviewed and compared certain financial and operating information relating to the Company to corresponding information of two groups of selected publicly traded companies in the security and defense industry and the diversified defense and aerospace industry, respectively, which are collectively referred to as the Selected Companies. Although none of the Selected Companies is identical or directly comparable to the Company, the companies were chosen because they have one or more business or operating characteristics, market valuations or trading valuations similar to what might be expected of the Company. The two groups of Selected Companies were as follows:

Security and Defense Companies	Diversified Defense and Aerospace Companies
• Flir Systems, Inc.	• Lockheed Martin Corporation
• Cubic Corporation	• General Dynamics Corporation
• Analogic Corporation	• Raytheon Company
• OSI Systems, Inc. (Buyer)	• Northrop Grumman Corporation
• Aerovironment, Inc.	• BAE Systems plc
• Avigilon Corporation	• L-3 Communications Holdings, Inc.
• Mobotix Ag	• Rockwell Collins, Inc.
• Harris Corporation
• Leidos Holdings Inc.
• Cobham plc

        Evercore calculated and analyzed various financial multiples of the Selected Companies as follows:

  •
  The multiple of total enterprise value, or TEV, calculated as fully diluted equity value plus debt and minority interest, less cash and cash equivalents, to estimated Adjusted EBITDA, which for purposes of the Selected Companies means earnings before interest, taxes, depreciation and amortization and stock based compensation expense, which is referred to below as TEV / Adjusted EBITDA, for each of calendar years 2016 and 2017, or CY2016E and CY2017E, respectively.

        The multiples for each of the Selected Companies were calculated using the closing prices of the Selected Companies' common stock on June 17, 2016, and were based on, and derived from, the Selected Companies' publicly available filings and financial data provided by Wall Street research.

        This analysis indicated the following:

Security and Defense Companies

Metric	High	75th Percentile	Mean	Median	25th Percentile	Low
TEV / Adjusted EBITDA CY2016E	34.1x	13.6x	14.1x	10.5x	9.7x	7.2x
TEV / Adjusted EBITDA CY2017E	22.2x	10.8x	10.8x	9.0x	8.0x	6.4x

Diversified Defense and Aerospace Companies

Metric	High	75th Percentile	Mean	Median	25th Percentile	Low
TEV / Adjusted EBITDA CY2016E	12.5x	11.9x	10.2x	10.2x	8.9x	7.4x
TEV / Adjusted EBITDA CY2017E	11.5x	11.0x	9.5x	9.5x	8.2x	7.0x

        Based upon the information presented in the tables above and the application of Evercore's professional judgment, Evercore selected reference multiple ranges and multiples of Buyer, which were then applied to the Company's CY2016E and CY2017E Adjusted EBITDA to arrive at the following implied per share values for Company common stock, compared in each case to the per share merger consideration of $37.00. For purposes of this analysis, the Company's Adjusted EBITDA for CY2016E and CY2017E means earnings before interest, taxes, depreciation and amortization, stock based compensation expense and non-recurring items.

Security and Defense Companies

Company Metric	Reference Multiple Range	Implied Value per Share of Company Common Stock
CY2016E Adjusted EBITDA	9.7x - 10.5x	$27.07 - $28.34
CY2017E Adjusted EBITDA	8.0x - 10.8x	$36.82 - $45.60

Buyer

Company Metric	Reference Multiple	Implied Value per Share of Company Common Stock
CY2016E Adjusted EBITDA	7.2x	$23.12
CY2017E Adjusted EBITDA	6.4x	$31.80

Diversified Defense and Aerospace Companies

Company Metric	Reference Multiple Range	Implied Value per Share of Company Common Stock
CY2016E Adjusted EBITDA	8.9x - 11.9x	$25.81 - $30.55
CY2017E Adjusted EBITDA	8.2x - 11.0x	$37.44 - $46.23

        Although the Selected Companies were used for comparison purposes, none of the Selected Companies is identical or directly comparable to the Company. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the Company and other factors that could affect the public trading value of the companies to which the Company is being compared. In evaluating the Selected Companies, Evercore made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company, such as the impact of competition on the Company and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of the Company, the industry or the financial markets in general. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using trading data of the Selected Companies.

Selected Transactions Analysis

        Evercore reviewed publicly available information relating to selected acquisition transactions in the detection equipment and defense electronics industries, or the Detection Equipment Transactions and Defense Electronics Transactions, and in the government services industry, or the Government Services Transactions, which are collectively referred to as the Selected Transactions. Evercore chose the Selected Transactions for purposes of this analysis because Evercore believed they represented relevant transactions in the detection equipment and defense electronics industries and in the government services industry for which information was publicly available and that involved target companies that have one or more business or operating characteristics similar to the Company.

        The Detection Equipment Transactions and Defense Electronics Transactions were:

Detection Equipment Transactions

Month and Year Announced	Acquiror	Target
April 2016	Smiths Group plc	Morpho Detection, LLC (Safran S.A.)
September 2010	Safran S.A.	L-1 Identity Solutions, Inc.
April 2009	Safran S.A.	81% of the Homeland Protection business of General Electric Company
March 2004	General Electric Company	InVision Technologies, Inc.
October 2002	Smiths Group plc	Heimann Systems GmbH
January 2002	L-3 Communications Holdings, Inc.	Detection Systems business of PerkinElmer, Inc.

Defense Electronics Transactions

Month and Year Announced	Acquiror	Target
March 2016	Mercury Systems, Inc.	Embedded security, RF, microwave, and custom microelectronics business of Microsemi Corporation
March 2016	KKR & Co. L.P.	Defence Electronics business of Airbus Group SE
February 2016	JF Lehman & Company	API Technologies Corp.
November 2015	Honeywell International, Inc.	COM DEV International Ltd.
September 2015	Veritas Capital Management, L.L.C.	Embedded Systems business of General Electric Company
June 2015	Ultra Electronics Holdings plc	Electronic Products division of Kratos Defense & Security Solutions, Inc.
April 2015	API Technologies Corp.	Aeroflex / Inmet, Inc. & Aeroflex / Weinschel, Inc. businesses of Cobham plc
February 2015	Harris Corporation	Exelis, Inc.
January 2015	L-3 Communications Holdings, Inc.	MITEQ, Inc.
May 2014	Cobham plc	Aeroflex Holding Corp.
November 2013	Veritas Capital Management, L.L.C.	Anaren, Inc.
August 2013	Wasserstein & Co.	Globecomm Systems Inc.
June 2012	Mercury Computer Systems, Inc.	Micronetics, Inc.
December 2011	Mercury Computer Systems, Inc.	KOR Electronics
December 2011	L-3 Communications Holdings, Inc.	Kollmorgen Electro-Optical business of Danaher Corporation
November 2011	General Dynamics Corporation	Force Protection, Inc.
June 2011	Honeywell International, Inc.	EMS Technologies, Inc.
May 2011	Kratos Defense & Security Solutions, Inc.	Integral Systems, Inc.
February 2011	Kratos Defense & Security Solutions, Inc.	Herley Industries, Inc.

        The Government Services Transactions were:

Month and Year Announced	Acquiror	Target
January 2016	Leidos Holdings Inc.	IS&GS business of Lockheed Martin Corporation
December 2015	CACI International, Inc.	L-3 National Security Solutions, Inc.
July 2015	Veritas Capital Management, L.L.C.	Alion Science and Technology Corporation
March 2015	Science Applications International Corporation	Scitor Holdings, Inc.
October 2014	Engility Holdings, Inc.	TASC, Inc.
July 2014	AECOM	URS Corporation
April 2014	The SI Organization, Inc.	QinetiQ North America Services and Solutions Group
March 2014	L-3 Communications Holdings, Inc.	Data Tactics Corporation
December 2013	Engility Holdings, Inc.	Dynamics Research Corporation
October 2013	CACI International, Inc.	Six3 Systems, Inc.
May 2013	PAE Group LLC	Applied Technology Division of Computer Sciences Corporation
May 2012	The Jordan Company	VT Services, Inc.
February 2012	Salient Federal Solutions, Inc.	ATS Corporation
October 2011	Parsons Corporation	Sparta, Inc.
April 2011	URS Corporation	Apptis Holdings, Inc.
April 2011	Providence Equity Partners LLC	SRA International, Inc.
March 2011	Berkshire Partners LLC	Engineering Solutions & Products LLC

        For each of the Selected Transactions, Evercore calculated the multiples of

  •
  the target company's enterprise value to last twelve months revenue, or EV / LTM Revenue, and

  •
  the target company's enterprise value to last twelve months earnings before interest, taxes, depreciation and amortization, or EV / LTM EBITDA.

        This analysis indicated the following:

Detection Equipment Transactions and Defense Electronics Transactions

Metric	High	75th Percentile	Mean	Median	25th Percentile	Low
EV / LTM Revenue	3.0x	2.2x	1.7x	1.6x	1.3x	0.4x
EV / LTM EBITDA	15.4x	10.9x	9.7x	9.3x	8.5x	7.0x

Government Services Transactions

Metric	High	75th Percentile	Mean	Median	25th Percentile	Low
EV / LTM Revenue	1.7x	1.1x	0.8x	0.8x	0.5x	0.2x
EV / LTM EBITDA	12.7x	10.4x	8.1x	8.0x	6.6x	3.7x

        Based upon the information presented in the tables above the application of Evercore's professional judgment, Evercore selected reference multiple ranges, which were then applied to the Company's LTM revenue as of March 31, 2016 and LTM Adjusted EBITDA as of March 31, 2016 to arrive at the following implied per share values for Company common stock, compared in each case to the per share merger consideration of $37.00. For purposes of this analysis, the Company's LTM

Adjusted EBITDA means earnings before interest, taxes, depreciation and amortization, stock based compensation expense and non-recurring items.

Detection Equipment Transactions and Defense Electronics Transactions

Company Metric	Reference Multiple Range	Implied Value per Share of Company Common Stock
EV / LTM Revenue	1.3x - 2.2x	$30.14 - $42.89
EV / LTM Adjusted EBITDA	8.5x - 10.9x	$19.21 - $21.33

Government Services Transactions

Company Metric	Reference Multiple Range	Implied Value per Share of Company Common Stock
EV / LTM Revenue	0.5x - 1.1x	$18.81 - $27.31
EV / LTM Adjusted EBITDA	6.6x - 10.4x	$17.54 - $20.89

        Although the Selected Transactions were used for comparison purposes, none of those transactions is identical or directly comparable to the merger, and none of the target companies in the Selected Transactions is identical or directly comparable to the Company. In evaluating the Selected Transactions, Evercore made judgments and assumptions with regard to general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company, such as the impact of competition on the business of the Company and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of the Company, the industry or in the financial markets in general. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using transaction data of the Selected Transactions.

Discounted Cash Flow Analysis

        Evercore calculated a range of values per share for Company common stock based on a discounted cash flow analysis to value the Company as a standalone entity. Evercore calculated the net present value of projected unlevered free cash flows for the Company for fiscal years 2017 through 2021 and calculated terminal values based on a range of multiples of 6.0x to 8.0x of the Company's projected terminal year Adjusted EBITDA. Evercore selected these multiples of terminal Adjusted EBITDA based on the application of its professional judgment. These values were then discounted, using a mid-year convention, to present values as of March 31, 2016 at discount rates ranging from 12.0% to 15.0%, which discount rates were selected based upon an analysis of the weighted average cost of capital of the Company derived using the capital asset pricing model plus a size premium looking at the capital structures and costs of equity and debt of the Company and the Selected Companies. This analysis resulted in an implied value per share of Company common stock ranging from $32.50 to $40.39, compared to the per share merger consideration of $37.00. The range of discount rates and terminal value multiples described above implied a range of perpetuity growth rates based on the Company's estimated unlevered free cash flow in the terminal year of 2.7% to 7.9%.

        Evercore also performed a discounted cash flow analysis using the perpetuity growth rate method and the range of discount rates summarized above. Evercore calculated the net present value of projected unlevered free cash flows for the Company for fiscal years 2017 through 2021 and calculated terminal values based on a perpetuity growth rate ranging from 2.0% to 4.0% of the Company's terminal year projected unlevered free cash flow. Evercore selected this range of perpetuity growth rates based on the application of its professional judgment. This analysis resulted in an implied value per share of Company common stock ranging from $28.55 to $37.57, compared to the per share merger consideration of $37.00. The range of discount rates and perpetuity growth rates described above implied a range of terminal value multiples based on the Company's estimated Adjusted EBITDA in the terminal year of 4.3x to 7.0x.

Other Factors

        Evercore also reviewed certain other factors that were not considered part of Evercore's financial analyses with respect to its opinion but were noted for reference purposes only, including:

  52-Week Price Range

        Evercore reviewed the trading prices of Company common stock for the 52 weeks ended on June 17, 2016 and noted that the low and high per share closing prices during such period were $22.63 and $46.67, respectively.

  Research Analyst Price Targets

        Evercore analyzed two research analyst estimates of potential future value for shares of Company common stock, or price targets, based on publicly available equity research published with respect to the Company. As of June 17, 2016, the observed research analyst per share price targets for Company common stock were $23.00 and $35.00.

  Premiums Paid Analysis

        Evercore performed an analysis of selected transactions to compare premiums paid in such transactions to the premium implied by the merger consideration. While none of the companies that participated in the selected transactions is directly comparable to the Company and none of the transactions in the selected transactions analysis is directly comparable to the merger, the selected transactions do share certain characteristics as set forth below.

        Evercore selected North American business combinations announced and completed in the preceding 5 years involving transaction equity values in the range of $250 million to $1.0 billion (excluding bankruptcies, all-stock mergers of equals and transactions where the one day or one month premium was negative or exceeded 100%, and excluding transactions involving energy, real estate, mining and financial institutions). For each of the selected transactions, Evercore analyzed the premium paid to the target stock price one day and one month prior to the announcement of the transaction. This analysis indicated the following implied premiums for the selected transactions:

Implied Premiums — 5 Years

	75th Percentile	Mean	Median	25th Percentile
One Day Prior	47.1%	35.0%	32.5%	20.0%
One Month Prior	50.0%	38.1%	35.2%	20.8%

        Based on this analysis, to calculate implied values per share for Company common stock, Evercore used:

  •
  the closing price of Company common stock on June 17, 2016 (one trading day prior to the board meeting approving the merger agreement) and a premium range of 20.0% to 32.5%, and

  •
  the closing price of Company common stock on May 17, 2016 (one month prior to June 17, 2016) and a premium range of 20.8% to 35.2%.

        This analysis indicated the following implied values per share of Company common stock:

Date	Reference Premium Range	Implied Value per Share of Company Common Stock
Closing Price as of June 17, 2016	20.0% to 32.5%	$37.84 - $41.78
Closing Price as of May 17, 2016	20.8% to 35.2%	$34.80 - $38.95

  Merger Consideration Premiums Analysis

        Evercore reviewed the closing prices of Company common stock on various days and over various periods. The table below provides the stock prices for those days and periods and the premium implied by the merger consideration of $37.00 to those stock prices. Evercore also reviewed the premium implied by the merger consideration of $37.00 to the Company's TEV on June 17, 2016 and over various periods.

        This analysis indicated the following:

	Historical Price per Share of Company Common Stock	Premium Implied by Merger Consideration
June 17, 2016	$31.53	17.3%
April 19, 2016*	$29.02	27.5%
30 day volume weighted average price per share of Company common stock	$31.45	17.6%
90 day volume weighted average price per share of Company common stock	$29.62	24.9%
52 week high (June 23, 2015)**	$46.67	79.3%
52 week low (February 10, 2016)**	$22.63	163.5%
1 year average**	$35.66	103.7%
TEV (June 17, 2016)	—	27.6%
TEV based on 30 day volume weighted average price per share of Company common stock	$31.45	28.1%
TEV based on 90 day volume weighted average price per share of Company common stock	$29.62	41.2%

*
The last full trading day before a published report that the Company had hired Evercore to explore a sale.

**
Percentage represents the merger consideration of $37.00 divided by the 52 week high, 52 week low, or 1 year average, as applicable.

General

        The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Evercore. In connection with the review of the merger by the board of directors, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore's opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of Company common stock. Further, Evercore's analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or transactions used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company.

        Evercore prepared these analyses for the purpose of providing an opinion to the board of directors as to the fairness, from a financial point of view, of the merger consideration to the holders of Company common stock. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore's analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates. The type and amount of consideration payable in the merger was determined through negotiations between the Company and Buyer, rather than by any financial advisor, and was approved by the board of directors. The analyses supplied by Evercore and its opinion were among several factors taken into consideration by the board of directors in making its decision to enter into the merger agreement and should not be considered as determinative of such decision.

        The issuance of the fairness opinion was approved by an opinion committee of Evercore.

        Pursuant to the terms of Evercore's engagement letter with the Company, the Company has paid Evercore quarterly retainer fees and a fee of $1 million upon delivery of Evercore's opinion to the board of directors, regardless of the conclusion reached therein. The Company has also agreed to pay Evercore an additional success fee, based upon a percentage of the transaction value of the merger, currently estimated to be approximately $4.4 million, which is contingent upon the closing of the merger and against which the retainer fees and opinion fee shall be credited. In addition, the Company has agreed to reimburse Evercore for its reasonable and documented out-of-pocket expenses, including legal fees, expenses and disbursements, incurred in connection with, and to indemnify Evercore or its members, partners, officers, directors, advisors, representatives, employees, agents, affiliates or controlling persons for certain liabilities arising out of, its engagement.

        During the two-year period prior to the date of its opinion and other than in connection with its engagement by the Company in respect of the merger, no material relationship existed between Evercore and its affiliates and the Company pursuant to which compensation was received by Evercore or its affiliates as a result of such a relationship. In addition, during the two-year period prior to the date of its opinion, no material relationship existed between Evercore and its affiliates and Buyer pursuant to which compensation was received by Evercore or its affiliates as a result of such a relationship. Evercore may provide financial or other services to the Company and Buyer in the future and in connection with any such services may receive compensation.

        In the ordinary course of business, Evercore or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Company, Buyer and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

        The board of directors engaged Evercore to act as a financial advisor based on its qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.

Financial Forecasts

        The Company does not, as a matter of course, publicly disclose financial forecasts or internal projections as to future financial performance, earnings or other results due to, among other reasons, the inherent difficulty of accurately predicting future periods and the likelihood that the underlying assumptions and estimates may prove incorrect. However, in connection with the evaluation of a possible transaction, we provided projections to our directors and Evercore in connection with the evaluation of the transactions contemplated by the merger agreement and a summary of the financial forecasts included in such projections has been included below. The financial projections summarized below with respect to revenues, operating income, depreciation & amortization, stock-based compensation and Adjusted EBITDA for fiscal years 2017 through 2019 were also provided to Buyer for its due diligence investigation of the Company. The financial projections for fiscal years 2020 and 2021, as well as the projections of cash tax expense, capital expenditures, (increase) decrease in net working capital and unlevered free cash flow, were prepared to enable Evercore to perform financial analyses to support its evaluation of the transactions contemplated by the merger agreement and were not provided to Buyer. These projections contained non-public financial forecasts and were prepared by our management.

        This summary is not being included in this document to influence your decision whether to vote for or against the proposal to approve the merger agreement, but is being included because these financial forecasts were made available to our directors and Evercore, as well as to Buyer. The inclusion of this information should not be regarded as an indication that the Company, our directors, Evercore, Buyer or any other person, considered, or now considers, such financial forecasts to be material or to be necessarily predictive of actual future results, and these forecasts should not be relied upon as such.

        In addition, the financial forecasts were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles, which we refer to as GAAP, the published guidelines of the SEC regarding projections or the use of non-GAAP financial measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither our independent registered public accounting firm, nor any other independent accountants, have audited, compiled, examined or performed any procedures with respect to the financial forecasts contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

        These financial forecasts were based on numerous variables and assumptions that are subjective, inherently uncertain and may be beyond our control. We believe the assumptions that our management used as a basis for this projected financial information were reasonable at the time our management prepared these financial forecasts, given the information our management had at the time. Important factors that may affect actual results and cause these financial forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to our business (including our ability to achieve strategic goals, objectives and targets over the applicable periods), industry performance, general business and economic conditions, the regulatory environment and other factors described in or referenced under "Cautionary Statement Concerning Forward-Looking Information" beginning on page 22. In addition, the forecasts may differ from publicized analyst estimates and forecasts, reflect assumptions that are subject to change and do not take into account any events or circumstances after the date they were prepared, including the announcement of the merger. Accordingly, there can be no assurance that these financial forecasts will be realized or that our future financial results will not materially vary from these financial forecasts.

        No one has made or makes any representation to any shareholder regarding the information included in the financial forecasts set forth below. We have made no representation to Buyer or Transitory Subsidiary in the merger agreement concerning these financial forecasts.

        Readers are cautioned not to place undue reliance on the forecasted financial information. We have not updated and do not intend to update or otherwise revise the financial forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions on which such forecasts were based are shown to be in error.

        The following is a summary of the financial forecasts for the Company prepared by our management and provided to our directors and Evercore, as well as, with respect to revenues, operating income, depreciation & amortization, stock-based compensation and Adjusted EBITDA for fiscal years 2017 through 2019, to Buyer:

(dollars in millions)	Fiscal Year 2017E(1)	Fiscal Year 2018E(1)	Fiscal Year 2019E(1)	Fiscal Year 2020E(1)	Fiscal Year 2021E(1)
Total revenue	$117.4	$139.3	$151.4	$162.4	$173.5
Operating income	$8.9	$18.3	$22.8	$25.6	$28.0
Depreciation & amortization	$2.7	$2.7	$2.7	$2.7	$2.7
Stock-based compensation	$2.9	$3.6	$3.7	$3.8	$3.9
Adjusted EBITDA(2)	$15.2	$24.7	$29.2	$32.2	$34.7
Cash tax expense	$(3.4)	$(6.4)	$(8.0)	$(9.0)	$(9.8)
Capital expenditures	$(2.1)	$(2.1)	$(2.1)	$(2.1)	$(2.1)
(Increase) decrease in net working capital	$3.2	$(2.2)	$(1.2)	$(1.1)	$(1.1)
Unlevered free cash flow(3)	$10.1	$10.4	$14.3	$16.2	$17.8

(1)
The Company's fiscal year ends on March 31, and it identifies its fiscal years by the calendar years in which they end.

(2)
In addition to providing financial measures determined in accordance with GAAP, the Company's management included in the financial forecasts a calculation of Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is calculated as operating income, plus depreciation & amortization, plus stock-based compensation and plus, in the case of fiscal year 2017, approximately $700,000 in other adjustments related to one-time legal and M&A fees related to this transaction. The Company's management presented this non-GAAP measure to the board of directors and Evercore to facilitate their overall understanding of the Company's potential financial performance and future prospects by excluding non-cash charges and highlighting the results of the Company's recurring operations and to provide a higher degree of comparability from period to period. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The Adjusted EBITDA value for fiscal year 2021E was also used as the Adjusted EBITDA value in the termination year for purposes of the discounted cash flow analyses performed by Evercore.

(3)
Unlevered free cash flow is calculated as Adjusted EBITDA less stock-based compensation expense, less depreciation & amortization, less taxes, plus depreciation & amortization, less capital expenditures and less increases in net working capital. For purposes of the discounted cash flow analyses performed by Evercore, terminal values of $17.4 million and $17.7 million were assumed for the exit multiple method and the perpetuity growth method, respectively.

        In January and early February 2016, to permit Evercore to prepare a preliminary financial analysis of the Company, Company management prepared a forecast for fiscal years 2020 and 2021 projecting higher growth rates in total revenue (growing to $176.1 million in 2020 and to $193.2 million in fiscal 2021) than the forecasts summarized above. The preliminary financial analysis based on that forecast was reviewed with the board of directors at the February 4, 2016 and February 29, 2016 meetings, but the board of directors did not rely upon such forecast or preliminary financial analysis. In early May

2016, in conjunction with the close of the Company's fiscal year 2016 and following a further analysis of the conversion of the Company's backlog, bookings and sales pipeline into revenue, historical gross margin trending and expected competitive pricing, Company management developed the financial forecasts for fiscal years 2020 and 2021 summarized above. Neither the prior forecasts for fiscal years 2020 and 2021, nor the revised forecasts for fiscal years 2020 and 2021 summarized above, were shared with Buyer.

        In addition, at the February 4, 2016, February 29, 2016 and May 5, 2016 meetings, Evercore reviewed with the board of directors certain preliminary discounted cash flow analyses using sensitivities to the financial forecasts, but the board of directors did not rely upon such preliminary analyses or sensitivities, and none of such information was shared with Buyer.

Source of Funds for the Merger

        Buyer anticipates that the total funds needed to complete the merger, including the funds needed to:

  •
  pay our shareholders (and holders of our other equity-based interests) the amounts due to them under the merger agreement, which, based upon the shares (and our other equity-based interests) outstanding as of the record date, is estimated to be approximately $[            ] million; and

  •
  pay all fees and expenses related to the merger and the financing of the merger,

will be funded through a combination of some or all of:

  •
  existing cash on hand of Buyer;

  •
  proceeds from Buyer's revolving credit facility; and/or

  •
  other sources available to Buyer.

        The obligations of Buyer and Transitory Subsidiary under the merger agreement are not conditioned upon their ability to obtain financing.

Closing and Effective Time of the Merger

        The closing of the merger will occur no later than the second business day following the satisfaction or waiver of all of the closing conditions set forth in the merger agreement (described under "The Merger Agreement (Proposal One)—Conditions to the Merger" beginning on page 89) or at such other date as the parties may agree in writing.

        Assuming timely satisfaction of the necessary closing conditions, we currently anticipate that the merger will be consummated by the end of 2016. The merger will become effective upon the filing of articles of merger with the Secretary of the Commonwealth of the Commonwealth of Massachusetts or at such later time as is established by Buyer and the Company and set forth in the articles of merger.

Payment of Merger Consideration and Surrender of Stock Certificates

        Promptly, and in any event within three business days, after the effective time of the merger, a letter of transmittal will be mailed to each record holder of shares of Company common stock (other than the excluded shares) describing how such holder should surrender its shares of Company common stock for the per share merger consideration.

        You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent (described in "The Merger Agreement (Proposal One)—Payment Procedures" beginning on page  [      ]) without a letter of transmittal.

        If your shares of Company common stock are certificated, you will not be entitled to receive the per share merger consideration until you deliver a duly completed and executed letter of transmittal to the paying agent together with your stock certificate or certificates. If your shares of Company common stock are held in book entry form, which we refer to as uncertificated shares, surrender of any uncertificated shares will be effected by delivery to the paying agent of an "agent's message" in customary form with respect to the uncertificated shares and no holder of uncertificated shares will be required to deliver a certificate or an executed letter of transmittal to the paying agent in order to receive the merger consideration to which such holder is otherwise entitled under the merger agreement. If ownership of your shares is not registered in the transfer records of the Company, a check for any cash to be delivered will only be issued to a person other than the person in whose name the shares are registered if the surrendered certificate has been properly endorsed, with signature guaranteed, or is otherwise in proper form for transfer and is accompanied by all documents required to evidence and effect such transfer and the person requesting such payment shall have provided evidence that any applicable stock transfer taxes have been paid.

        If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration, you will have to make an affidavit of the loss, theft or destruction and, if required by the paying agent, Buyer or the surviving corporation, post a bond, in such reasonable amount as Buyer or the paying agent may direct, as indemnity against any claim that may be made against it with respect to such certificate. These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.

Interests of Certain Persons in the Merger

        In considering the recommendation of the board of directors with respect to the merger agreement, you should be aware that the Company's directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally, as more fully described below. The board of directors was aware of these interests and considered them, among other matters, in reaching the determination that the merger agreement and the transactions contemplated thereby, including the merger, were fair to and in the best interests of the Company and its shareholders and in making its recommendations regarding approval of the merger and the merger agreement as described in "—Recommendation of the Board of Directors" beginning on page 44.

        Please see the section of this proxy statement entitled "—Golden Parachute Compensation" beginning on page 64 for additional information with respect to the compensation that our named executive officers may receive in connection with the merger.

Interests With Respect to Company Equity and Incentives

Treatment of Company Stock and Cash Awards

        Effective as of immediately prior to the effective time of the merger, each then-outstanding and unexercised option to purchase shares of Company common stock will vest in full and automatically be canceled and converted into the right to receive from Buyer or the surviving corporation an amount of cash equal to the product of the total number of shares of Company common stock then underlying such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such Company stock option, without any interest thereon. No outstanding Company stock options have exercise prices that are less than or equal to the merger consideration. As such and as provided in the merger agreement, as of immediately prior to the effective time of the merger, each Company stock option will be canceled, without any consideration being payable in respect thereof, and have no further force or effect.

        Effective as of immediately prior to the effective time of the merger, each Company restricted stock award that is then outstanding and unvested will vest in full and each share of Company common stock then underlying such Company restricted stock award will be canceled and converted into the right to receive from Buyer or the surviving corporation an amount of cash equal to the per share merger consideration.

        Effective as of immediately prior to the effective time of the merger, each Company RSU award that is then outstanding and unvested will be assumed by Buyer and converted into an Assumed RSU award covering a number of shares of Buyer common stock equal to the product of (i) the total number of shares then underlying such Company RSU award multiplied by (ii) the quotient obtained by dividing (x) the per share merger consideration by (y) the average closing sales price for a share of Buyer common stock on The Nasdaq Global Select Market, or Nasdaq, for the ten consecutive trading days ending with, and including, the trading day that is two trading days prior to the date of the closing date for the merger, and each Assumed RSU award will continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger, subject to the treatment described below. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers, any performance conditions of the Assumed RSU awards granted before March 31, 2015 will continue according to their original terms. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers or with respect to a certain retirement-eligible individual, any performance conditions of the Assumed RSU awards granted on or after April 1, 2015 will be treated as satisfied based on actual performance through the fiscal year ended March 31, 2016 with respect to one-third of the Assumed RSU award, satisfied based on "target level" performance with respect to one-third of the Assumed RSU award, and satisfied based on "target level" performance or actual performance through the fiscal year ended March 31, 2017 with respect to one-third of the Assumed RSU award (depending upon the closing date of the merger). The awards described in the preceding sentence will, after adjustment as provided in the merger agreement for actual or target level performance, accelerate and be cashed out effective as of immediately prior to the effective time of the merger for one individual who is currently retirement-eligible (and is not a director or an executive officer), and the same treatment will apply to Mr. Levine if the effective time of the merger is on or after November 16, 2016, when he becomes retirement-eligible.

        Effective as of immediately prior to the effective time of the merger, each Restricted Cash Award that is then outstanding and unvested shall be assumed by Buyer and shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger.

Security Holdings of Certain Persons

        The following table sets forth, as of June 28, 2016, for each person who has served as a director or executive officer of the Company since the beginning of our last fiscal year: (a) the aggregate number of outstanding shares of Company common stock held; (b) the pre-tax value of such outstanding shares of Company common stock at the $37.00 per share merger consideration; (c) the aggregate number of outstanding shares of Company common stock held subject to unvested restricted stock awards; (d) the pre-tax value of such unvested shares of restricted stock at the $37.00 per share merger consideration; (e) the aggregate number of Company stock units held that will vest or otherwise be delivered in connection with the merger; (f) the pre-tax value of such Company stock units at the $37.00 per share merger consideration; and (g) the aggregate pre-tax value of such shares of Company common stock and such Company stock units (which is the sum of columns (b), (d) and (f)):

	(a) Number of Shares of Company Common Stock(1)	(b) Value of Shares of Company Common Stock ($)(2)	(c) Number of Shares of Unvested Restricted Stock	(d) Value of Shares of Unvested Restricted Stock ($)(3)	(e) Number of Company Stock Units(4)	(f) Value of Company Stock Units(5) ($)	(g) Value of Company Equity ($)
Executive Officers
Diane J. Basile	—	—	—	—	2,672	$98,864	$98,864
Laura Berman	1,186	$43,882			6,518	$241,166	$285,048
Charles P. Dougherty	5,775	$213,675	—	—	39,920	$1,477,040	$1,690,715
Kenneth J. Galaznik	12,173	$450,401	—	—	4,547	$168,239	$618,640
David P. Hack	1,196	$44,252	—	—	5,980	$221,260	$265,512
Lanning L. Levine	1,782	$65,934	—	—	10,497	$388,389	$454,323
Michael J. Muscatello	750	$27,750	—	—	8,630	$319,310	$347,060
Michael N. Tropeano	4,244	$157,028	—	—	11,035	$408,295	$565,323
Non-Employee Directors
Hamilton W. Helmer	19,988	$739,556	1,058	$39,146	—	—	$778,702
Don R. Kania	10,141	$375,217	706	$26,122	—	—	$401,339
John P. Sanders	5,498	$203,426	706	$26,122	—	—	$229,548
Robert N. Shaddock	5,452	$201,724	706	$26,122	—	—	$227,846
Mark S. Thompson	5,998	$221,926	706	$26,122	—	—	$248,048
Jennifer L. Vogel	8,117	$300,329	706	$26,122	—	—	$326,451
All Executive Officers and Non-Employee Directors as a Group	82,300	$3,045,100	4,588	$169,756	89,799	$3,322,563	$6,537,419

(1)
Excludes shares of Company common stock held subject to unvested restricted stock awards.

(2)
Calculated by multiplying the $37.00 per share merger consideration by the number of shares of Company common stock.

(3)
Calculated by multiplying the $37.00 per share merger consideration by the number of shares of unvested restricted stock.

(4)
The amounts listed in this column represent the aggregate number of Company stock units held by each person. The amount listed in this column for Mr. Galaznik represents Company stock units that are fully vested but for which the distribution of shares has been deferred under Section 409A of the Code.

(5)
Calculated by multiplying the $37.00 per share merger consideration by the number of Company stock units.

Employment Agreement and Severance/Change in Control Benefits

        Mr. Dougherty is covered by an offer letter with the Company that provided his initial salary, target bonus eligibility at 100% of base salary, initial equity awards, and certain travel, temporary housing, and relocation reimbursements. As revised by the board of directors' compensation committee, the policy with respect to the fiscal year ending March 31, 2017 provides that he is entitled to up to $100,000 in reimbursement for expenses for travel between his non-Boston residence and Boston, for living expenses while in Boston, and for related tax gross-ups. Ms. Basile is covered by an offer letter with the Company that provides her initial salary, target bonus eligibility at 60% of base salary (and provides that half of the target amount would be granted in the form of time-based restricted stock units that vest no later than May 31, 2017, assuming she remains employed, which grant has been made), and provides for her eligibility to participate in a long term incentive program beginning with the current fiscal year, at a potential target of 140% of her base salary over the performance period (such program having not been offered as a result of the acquisition process). The executive officers (Mses. Basile and Berman and Messrs. Dougherty, Hack, Levine, Muscatello, and Tropeano) are also covered by a Change in Control & Severance Benefit Agreement, which we refer to as the CIC Agreements, which provide that if a designated executive is terminated other than for cause or leaves the Company for good reason (with cause and good reason as defined in the agreement), within two years following a change in control of the Company, such executive will be eligible to receive: (A) a payment equal to twice the sum of (i) such executive's highest annualized base salary payable to the executive in the one-year period ending on the change in control and (ii) his or her annual target bonus, (B) the payment or continuation of health benefits for up to 18 months and (C) the vesting of all stock-based or cash-based incentive awards then held by the executive. The merger will be a change in control for purposes of the CIC Agreements. The entitlement of each of the executive officers to the benefits described in this section is conditioned on his or her signing a release of claims against the Company and his or her refraining from making disparaging statements about the Company and its affiliates. The CIC Agreements also contain provisions requiring the executive officers to comply with certain non-competition and non-solicitation restrictions for a period of time after termination of employment. In addition, these agreements provide that payment of benefits may be subject to certain limitations and restrictions imposed by Section 409A of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, and, in the case of a change in control, a reduction in amounts paid and/or vested in order to avoid the application of the parachute excise tax under Section 4999 of the Code.

        Please see the section of this proxy statement entitled "—Golden Parachute Compensation" beginning on page 64 for an estimate of the value of the amounts that would be payable to each of our named executive officers pursuant to the arrangements listed above, assuming that the closing of the merger occurred on June 28, 2016 and each named executive officer's employment terminated on such date.

Employee Benefits

        From the effective time of the merger until the later of six months after closing or March 31, 2017, Buyer must provide or cause to be provided to continuing employees (i) a base salary or an hourly wage rate, as applicable, and annual bonus target that are no less favorable, in the aggregate, than the base salary or hourly wage rate, as applicable, and annual bonus target provided immediately before the closing date and (ii) health and welfare benefits that are substantially comparable, in the aggregate, to either, as selected by Buyer in its sole discretion, (x) the health and welfare benefits provided immediately before the closing date or (y) the health and welfare benefits provided to similarly situated employees of Buyer and its subsidiaries. Such continuing employees (other than those who are a party to an employment, change in control, or similar agreement) will be entitled to severance benefits no less favorable than the severance benefits provided to similarly situated employees of Buyer if they are terminated on or prior to the first anniversary of the closing and would have received severance under the Company's pre-closing policies. The provisions of the merger agreement described above will not apply to persons employed by the Company or any of its subsidiaries outside the United States. Such persons will be treated in accordance with applicable law and the terms of any contracts covering them. For a more detailed description of these provisions of the merger agreement, please see the section of this proxy statement entitled "The Merger Agreement (Proposal One)—Additional Agreements of the Parties to the Merger Agreement—Employee Benefits Matters" on page 87.

Indemnification of Directors and Officers

        For six years after the effective time of the merger, the surviving corporation shall indemnify and hold harmless each person who is now, or has been at any time prior to the date of the merger agreement, or who becomes prior to the effective time of the merger, a director or officer of the Company or any of its subsidiaries, collectively referred to as the indemnified parties, against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the indemnified party is or was an officer or director of the Company or any of its subsidiaries at or prior to the effective time of the merger, whether asserted or claimed prior to, at or after the effective time of the merger, to the fullest extent permitted under the MBCA for officers and directors of Massachusetts corporations. Each indemnified party will be entitled to advancement of reasonable expenses (including reasonable attorneys' fees) incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Buyer and the surviving corporation within fifteen business days of receipt by Buyer or the surviving corporation from the indemnified party of a written request therefor, provided that any person to whom expenses are advanced provides an undertaking, to the extent required by the MBCA, to repay such advances if it is ultimately determined that such person is not entitled to indemnification under applicable law.

        For six years after the effective time of the merger, the articles of organization and by-laws of the surviving corporation must contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its subsidiaries than are presently set forth in the articles of organization and by-laws of the Company as in effect on the date of the merger agreement.

        At no expense to the beneficiaries, the surviving corporation will maintain, in effect for six years after the effective time of the merger the Company's current directors' and officers' liability insurance policy (or six years of runoff coverage of such current policy) with respect to matters existing or occurring at or prior to the effective time of the merger, provided that the annual premium does not exceed 250% of the current annual premium paid by the Company. Buyer will pay all expenses, including reasonable attorneys' fees, that may be incurred by the persons referred to above in connection with their enforcement of their rights provided.

Intent to Vote in Favor of the Merger

        As of the record date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, [            ] shares of Company common stock, representing [            ]% of the outstanding shares of Company common stock on the record date. The directors and executive officers have informed the Company that they currently intend to vote all of their shares of Company common stock "FOR" approval of the merger agreement, "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation and "FOR" the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Golden Parachute Compensation

        The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for our named executive officers that is based on or otherwise relates to the merger, assuming that the merger was consummated on June 28, 2016, and that the named executive officer's employment was terminated on the same day by the Company without "cause" or by the named executive officer for "good reason" (as such terms are defined in the CIC Agreements).

        The table below describes the estimated potential payments to and equity acceleration for each of our named executive officers under the terms of their CIC Agreements. The amounts shown in the table do not include the value of payments or benefits that would have been earned or the value of payments or benefits that are not based on or otherwise related to the merger. The equity numbers include shares that may vest before the closing of the merger.

        The amounts shown reflect a reduction for the cutback in compensation provided in the named executive officers' CIC Agreements where the total compensation to be paid and accelerated upon a qualifying termination of employment exceeds an amount that causes additional taxes to apply to the individual and a loss of deduction to the employer. The CIC Agreements provide that if the executive would net out to a greater amount after paying all taxes, he or she would receive the larger amount, but if the executive would retain more on an after-tax basis by receiving smaller payments, then the smaller payments are made instead. Each of the named executive officers is projected to retain more after taxes by receiving less severance (when applicable), and that reduction is reflected below.

        For purposes of calculating the potential payments set forth in the table below, we have assumed that (a) the merger will become effective on, and the date of termination is, June 28, 2016, and (b) the stock price is $37.00 per share, which is the per share merger consideration. The amounts shown in the table are estimates only and are based on assumptions and information available to date. The actual amounts that may be paid upon an individual's termination of employment can only be determined at the actual time of such termination.

Name	Cash(1)	Equity(2)	Perquisites/ Benefits(3)	Total
Charles P. Dougherty	$2,196,543	$1,477,047	$36,019	$3,709,609
Diane J. Basile	$690,802	$98,864	$35,910	$825,576
Michael N. Tropeano	$938,632	$408,295	$13,737	$1,360,664
Lanning L. Levine	$626,536	$388,371	$32,625	$1,047,532
Michael J. Muscatello	$544,623	$319,310	$36,019	$899,952

(1)
The amount listed in this column represents a single lump sum payment equal to twice the sum of (i) the executive's current annual base salary and (ii) the executive's target bonus for the current fiscal year, with payment to be made after and contingent upon a release of claims in favor of the Company. Also included in the totals are payments with respect to Restricted Cash Awards granted in October 2013 to Messrs. Dougherty, Levine, and Tropeano and to the same individuals and Mr. Muscatello in May 2014, with the remaining awards becoming vested and settled without regard to performance. The cash amount is then reduced by a parachute cutback of $767,465 (for Mr. Dougherty), $205,198 (for Ms. Basile), $45,296 (for Mr. Tropeano), $302,182 (for Mr. Levine), and $290,688 (for Mr. Muscatello). The amount listed in this column is a "double trigger" benefit.

  The base salary, annual incentive compensation, and restricted cash awards for each named executive officer as of the closing date of the merger are as follows:

Name	Base Salary	Annual Incentive Compensation	2013 and 2014 Restricted Cash Awards
Charles P. Dougherty	$566,592	$566,592	$697,640
Diane J. Basile	$280,000	$168,000	$0
Michael N. Tropeano	$264,992	$132,496	$188,952
Lanning L. Levine	$248,456	$124,228	$183,350
Michael J. Muscatello	$240,032	$120,016	$115,215
(2)
The amount listed in this column represents the value of accelerated vesting of Company restricted stock unit awards which will become vested and settled in connection with the merger and the executive's qualifying termination of employment, valued by multiplying $37.00 by the number of Company restricted stock units becoming vested. Because at least one additional vesting date will occur before the closing of the merger, the actual value of such accelerated vesting will be less than shown above. The amount listed in this column is a "double trigger" benefit.

(3)
The amount listed in this column represents payments for the cost of the Company's share of premiums for group health, dental and vision insurance coverage for 18 months following the executive's termination of employment. The amount listed in this column is a "double trigger" benefit.

Accounting Treatment

        The merger will be accounted for as a "purchase transaction" for financial accounting purposes.

U.S. Federal Income Tax Consequences of the Merger

        The following is a summary of the U.S. federal income tax consequences of the merger to "U.S. holders" and "non-U.S. holders" (both terms defined below) who exchange shares of our common stock for the merger consideration pursuant to the merger. This summary is for information purposes only and is not tax advice. It does not purport to consider all aspects of U.S. federal income taxation that might be relevant for holders of our common stock. This summary is based on the Code, the applicable U.S. Treasury regulations promulgated under the Code, published rulings by the Internal Revenue Service, which we refer to as the IRS, and judicial authorities and administrative decisions, all as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change could alter the tax consequences to the holders described herein. This summary is not binding on the IRS or a court, and there can be no assurance that the tax consequences described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, as to the U.S. federal income tax consequences of the merger.

        For purposes of this summary, the term "U.S. holder" means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

  •
  a trust that (a) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income tax regardless of its source.

        As used herein, a "non-U.S. holder" means a beneficial owner of shares of our common stock that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

        If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult the partner's tax advisor regarding the U.S. federal income tax consequences of the merger to such partner.

        This summary applies only to holders who hold shares of our common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment), and does not address or consider all of the U.S. federal income tax consequences that may be applicable to holders of our common stock in light of their particular circumstances. For instance, this summary does not address the alternative minimum tax or the tax consequences to shareholders who validly exercise dissenters' rights under the MBCA. In addition, this summary does not address the U.S. federal income tax consequences of the merger to holders who are subject to special treatment under U.S. federal income tax rules, including, for example, banks and other financial institutions; insurance companies; securities dealers or broker-dealers; mutual funds; traders in securities who elect to use the mark-to-market method of accounting; tax-exempt investors; S corporations; holders classified as partnerships or other flow-through entities under the Code; U.S. expatriates; holders who hold their shares of our common stock as part of a hedge, straddle, conversion transaction, or other integrated investment or constructive sale transaction; holders whose functional currency is not the U.S. dollar; holders who acquired their shares of our common stock through the exercise of Company stock options or otherwise as compensation; and, except to the extent described below, holders who actually or constructively own 5% or more of the outstanding shares of our common stock. In addition, this summary does not address the impact of the Medicare contribution tax, any aspects of foreign, state, local, estate, gift, or other tax laws (or any U.S. federal tax laws other than those pertaining to income tax) that may be applicable to a particular holder in connection with the merger.

        Further, this summary does not address any tax consequences of the merger to holders of options or restricted stock units. Such option and restricted stock unit holders should consult their tax advisors regarding the tax consequences of the merger to them. Moreover, this summary does not discuss any other matters relating to equity compensation or benefit plans (including our 401(k) plan).

U.S. Holders

        A U.S. holder's receipt of the per share merger consideration in exchange for shares of our common stock will generally be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder who exchanges shares of common stock for the merger consideration pursuant to the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before deduction of any applicable withholding taxes) with respect to such shares and the U.S. holder's adjusted tax basis in such shares. A U.S. holder's adjusted tax basis will generally equal the price the U.S. holder paid for such shares. The amount of gain or loss must be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered by the U.S. holder in the merger. Such gain or loss will generally be long-term capital gain or loss if the U.S. holder's holding period for such shares is more than 12 months at the effective time of the merger. Long-term capital gains recognized by individual and certain other non-corporate U.S. holders are generally taxed at preferential U.S. federal income tax rates. A U.S. holder's ability to deduct capital losses may be limited.

Non-U.S. Holders

        A non-U.S. holder generally will not be subject to U.S. withholding tax on merger consideration received in exchange for shares of Company common stock (other than potentially to backup withholding tax, as discussed below) and will not be subject to U.S. federal income tax on any gain realized upon the receipt of the merger consideration in exchange for shares of our common stock unless:

  •
  the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if an income tax treaty applies, is attributable to a United States permanent establishment or fixed base maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as if it were a U.S. holder, and, if the non-U.S. holder is a foreign corporation, such gain may also be subject to an additional branch profits tax at a rate of 30% or at such lower rate as may be specified by an applicable income tax treaty;

  •
  the non-U.S. holder is an individual who was present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder's country of residence) on the net gain derived from the disposition, which may be offset by certain U.S.-source capital losses of the non-U.S. holder recognized in the taxable year of the disposition, if any; or

  •
  the Company was a "United States real property holding corporation", which we refer to as a USRPHC, within the meaning of Section 897(c)(2) of the Code for U.S. federal income tax purposes within the five years preceding the merger (or such holder's holding period, if shorter) and the non-U.S. holder owned, actually or constructively, more than 5% of the Company common stock at any time during the five-year period preceding the merger. In general, the Company would be a USRPHC if the fair market value of its "U.S. real property interests" equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Although there can be no assurances in this regard, the Company does not believe it is, or has been during the five years preceding the merger, a USRPHC for U.S. federal income tax purposes.

        Non-U.S. holders should consult their own tax advisors regarding the tax consequences to them of the merger.

Backup Withholding and Information Reporting

        A U.S. holder may be subject to backup withholding on all payments to which such U.S. holder is entitled in connection with the merger, unless the U.S. holder provides its correct taxpayer identification number and complies with applicable certification procedures or otherwise establishes an exemption from backup withholding. In addition, if the paying agent is not provided with a U.S. holder's correct taxpayer identification number or other adequate basis for exemption, the U.S. holder may be subject to certain penalties imposed by the IRS. Each U.S. holder should complete and sign the IRS Form W-9 included as part of the letter of transmittal and timely return it to the paying agent in order to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent.

        Certain non-U.S. holders may also be subject to backup withholding unless they establish an exemption from backup withholding in a manner satisfactory to the paying agent (such as by completing and signing an appropriate IRS Form W-8) and otherwise comply with the backup withholding rules. Non-U.S. holders should consult their own tax advisors regarding these matters.

        Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules will generally be allowable as a refund or credit against a holder's U.S. federal income tax liability, provided that certain required information is timely furnished to the IRS.

        Payments made pursuant to the merger will also be subject to information reporting unless an exemption applies.

        This summary is provided for general information only and is not tax advice. The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each shareholder should consult the shareholder's tax advisor regarding the applicability of the rules discussed above to the shareholder and the particular tax effects to the shareholder of the merger in light of such shareholder's particular circumstances and the application of state, local, foreign, estate, gift and other tax laws (or any U.S. federal tax laws other than those pertaining to income tax).

Regulatory Matters

        In connection with the merger, we are required to make certain filings with, and comply with certain laws of, various federal and state governmental agencies, including:

  •
  filing the articles of merger with the Secretary of the Commonwealth of the Commonwealth of Massachusetts in accordance with the MBCA after the approval of the merger agreement by our shareholders; and

  •
  complying with U.S. federal securities laws.

        In addition, under the HSR Act, and the related rules and regulations that have been issued by the Federal Trade Commission, or the FTC, certain transactions having a value above specified thresholds may not be consummated until specified information and documentary material have been furnished to the FTC and the Antitrust Division of the Department of Justice, or the DOJ, and certain waiting period requirements have been satisfied. The requirements of the HSR Act apply to the acquisition of shares of Company common stock in the merger. The HSR Act requires the parties to observe a 30-day waiting period, during which time the merger may not be consummated, unless that initial 30-day waiting period is terminated early. If, before the expiration of the initial 30-day waiting period, the DOJ or the FTC issues a request for additional information, the parties may not consummate the transaction until 30 days after the parties have each substantially complied with such request for additional information (unless this period is shortened pursuant to a grant of earlier termination).

        At any time before or after consummation of the merger, the DOJ, the FTC or state or foreign antitrust and competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of the Company or Buyer. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

        Under the terms of the merger agreement, the merger cannot be consummated if any governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger.

        None of the parties is aware of any other required regulatory approvals in connection with the merger.

 THE MERGER AGREEMENT (PROPOSAL ONE)

        The following is a summary of the material terms and conditions of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully and in its entirety because it is the legal document that governs the merger.

Explanatory Note Regarding the Merger Agreement

        The merger agreement is included to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company's public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by the Company, Buyer and Transitory Subsidiary were qualified and subject to important limitations agreed to by the Company, Buyer and Transitory Subsidiary in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC and in some cases were qualified by the matters contained in a disclosure schedule that the Company delivered to Buyer in connection with the merger agreement, which we refer to as the Company Disclosure Schedule. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.

The Merger

        Upon the terms and subject to the conditions of the merger agreement, Transitory Subsidiary, a wholly-owned subsidiary of Buyer, will merge with and into the Company, with the Company continuing as the surviving corporation of the merger. As a result of the merger, the separate corporate existence of Transitory Subsidiary will cease, and the Company will become a wholly-owned subsidiary of Buyer. We sometimes refer to the Company after the consummation of the merger as the surviving corporation. The articles of organization and by-laws of the Company will be amended and restated in their entirety so that, immediately following the effective time of the merger, they are identical to the articles of organization and by-laws of Transitory Subsidiary as in effect immediately prior to the effective time of the merger, except that all references to the name of Transitory Subsidiary will be changed to refer to the Company. The directors of Transitory Subsidiary immediately prior to the effective time of the merger will be the initial directors of the surviving corporation. The officers of the Company immediately prior to the effective time of the merger will be the initial officers of the surviving corporation.

Effective Time of the Merger

        The closing of the merger will occur no later than the second business day following the satisfaction or waiver of all of the closing conditions set forth in the merger agreement or at such other date as the parties may agree in writing. The merger will become effective upon the filing of articles of merger with the Secretary of the Commonwealth of the Commonwealth of Massachusetts or at such subsequent time or date as Buyer and the Company may agree and specify in the articles of merger.

We intend to complete the merger as promptly as practicable, subject to receipt of the required shareholder approval and satisfaction of the other closing conditions. Although we currently expect to complete the merger by the end of 2016, we cannot specify when, or assure you that, all conditions to the merger will be satisfied or waived.

Merger Consideration

        At the effective time of the merger, each issued and outstanding share of Company common stock, other than shares of Company common stock owned by Buyer, Transitory Subsidiary or any subsidiary of Buyer or the Company, and any dissenting shares, which are described below under "Appraisal Rights," will be canceled and automatically converted into the right to receive $37.00 in cash, without interest and subject to deduction for any required tax withholding, which we refer to as the merger consideration. The merger consideration shall be adjusted to reflect fully any change in the outstanding shares of capital stock of the Company occurring as a result of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company common stock), reorganization, recapitalization or other like change with respect to Company common stock occurring (or for which a record date is established) after the date of the merger agreement and prior to the effective time of the merger.

        Any shares of Company common stock owned by Buyer, Transitory Subsidiary or any subsidiary of the Company will be automatically canceled and no consideration will be paid for such shares. Any shares of Company common stock owned by any subsidiary of Buyer (other than Transitory Subsidiary) shall be converted into and become shares of common stock of the surviving corporation, with the number of shares adjusted to maintain relative ownership percentages.

        Any dissenting shares will be entitled only to the payment provided to a holder of dissenting shares by Section 13.02 of the MBCA. The rights of holders of dissenting shares are discussed more fully under the section of this proxy statement entitled "Appraisal Rights" beginning on page 100.

Payment Procedures

        Buyer has entered into an agreement with [            ], the paying agent for the merger, which we refer to as the paying agent. At or prior to the effective time of the merger, Buyer will deposit (or cause to be deposited) with the paying agent, for the benefit of the holders of shares of Company common stock, immediately available funds in an amount sufficient to pay the merger consideration pursuant to the merger agreement in exchange for all of the outstanding shares of Company common stock entitled to payment thereof, which we refer to as the payment fund. The payment fund may not be used for any other purpose.

        Promptly (and in any event within three business days) after the effective time of the merger, Buyer will instruct the paying agent to mail to each holder of record of a certificate which immediately prior to the effective time of the merger represented outstanding shares of Company common stock entitled to payment of the merger consideration, which we refer to as a certificate, a letter of transmittal and instructions for effecting the surrender of the certificates in exchange for the merger consideration payable with respect to such shares. Upon surrender of a certificate to the paying agent for cancellation, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the paying agent, the holder of such certificate will be paid promptly in exchange therefor cash in an amount equal to the merger consideration for each share of Company common stock formerly represented by such certificate.

        In the event of a transfer of ownership of Company common stock which is not registered in the transfer records of the Company, the merger consideration may be paid to a person other than the person in whose name the certificate so surrendered is registered if such certificate is presented to the paying agent, provided that (a) the certificate so surrendered has been properly endorsed, with signature guaranteed, or is otherwise in proper form for transfer and is accompanied by all documents required to evidence and effect such transfer, and (b) the person requesting payment shall have provided evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by the merger agreement, each certificate will be deemed at any time after the effective time of the merger to represent only the right to receive upon such surrender the merger consideration as contemplated by the merger agreement.

        Any holder of uncertificated shares that immediately prior to the effective time of the merger represented shares of Company common stock, which we refer to as uncertificated shares, will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the merger consideration that such holder is entitled to receive. Instead, each holder of record of uncertificated shares will, upon receipt by the paying agent of an "agent's message" in customary form with respect to any uncertificated share, be promptly paid in exchange therefor the merger consideration. Payment of the merger consideration with respect to uncertificated shares shall only be made to the person in whose name such uncertificated shares are registered. No interest shall be paid or will accrue on any payment to holders of certificates or uncertificated shares.

        All merger consideration paid upon the surrender of certificates or in exchange for uncertificated shares in accordance with the terms of the merger agreement will be deemed to have been paid in satisfaction of all rights pertaining to such shares of Company common stock formerly represented by such certificates and uncertificated shares, and from and after the effective time of the merger there will be no further registration of transfers on the stock transfer books of the surviving corporation of the shares of Company common stock which were outstanding immediately prior to the effective time of the merger.

        Any portion of the payment fund that remains undistributed to the holders of Company common stock for nine months after the effective time of the merger will be delivered to Buyer or otherwise on the instructions of Buyer, and any holder of Company common stock who has not previously complied with the exchange procedures in the merger agreement will thereafter be able to look only to the surviving corporation and Buyer (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the merger consideration with respect to the shares of Company common stock formerly represented thereby to which such holders are entitled. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any governmental entity will become, to the extent permitted by applicable abandoned property, escheat or other similar laws, the property of the surviving corporation or its designees, free and clear of all claims or interest of any person previously entitled to such amounts.

        To the extent permitted by applicable law, none of Buyer, Transitory Subsidiary, the Company, the surviving corporation or the paying agent, or any employee, officer, trustee, director, agent or affiliate thereof, will be liable to any holder of shares of Company common stock delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        If any certificate is lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed to the reasonable satisfaction of Buyer and the paying agent, and if reasonably required by Buyer or the paying agent, the posting by such person of a bond, in such reasonable amount as Buyer or the paying agent may direct, as indemnity against any claim that may be made against it with respect to such certificate, or other documentation reasonably requested by Buyer, the paying agent will deliver, in exchange for such lost, stolen or destroyed certificate, the merger consideration deliverable in respect thereof pursuant to the merger agreement.

        You should not send your certificates (if any) to the paying agent until you have received transmittal materials from the paying agent. Do not return your certificates (if any) with the enclosed proxy.

Appraisal Rights

        If the merger is completed, shares of Company common stock issued and outstanding immediately prior to the effective time of the merger that are held by a shareholder who has not voted in favor of the merger agreement or the merger or consented thereto in writing and has perfected and not withdrawn a demand for appraisal of such shares of Company common stock in accordance with the MBCA, which we refer to as dissenting shares, will not be converted into or represent the right to receive merger consideration in accordance with the merger agreement. Holders of dissenting shares will be entitled only to the payment provided to a holder of dissenting shares by Section 13.02 of the MBCA. The rights of holders of dissenting shares are discussed more fully under the section of this proxy statement entitled "Appraisal Rights" beginning on page 100.

        If any dissenting shares lose their status as such (through withdrawal or otherwise), then, as of the later of the effective time of the merger or the date of loss of such status, such shares will be treated as if such shares had, as of the effective time of the merger, been converted into the right to receive the merger consideration in accordance with the merger agreement, upon surrender of such shares.

        The Company must give Buyer prompt written notice of any notice of intent to demand or demand for appraisal received by the Company prior to the effective time of the merger pursuant to the MBCA, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the effective time of the merger pursuant to the MBCA that relate to such demand and the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument. The Company may not make any payment or settlement offer or approve any withdrawal of any such demand prior to the effective time of the merger with respect to any such demand, notice or instrument unless Buyer has given its written consent to such payment, settlement offer or withdrawal of any such demand.

Treatment of Company Stock and Cash Awards

        Effective as of immediately prior to the effective time of the merger, each then-outstanding and unexercised option to purchase shares of Company common stock at an exercise price equal to or less than the merger consideration will vest in full and, as of the effective time of the merger, automatically be canceled and converted into the right to receive from Buyer or the surviving corporation an amount of cash equal to the product of the total number of shares of Company common stock then underlying such Company stock option multiplied by the excess, if any, of the per share merger consideration over the exercise price per share of such Company stock option, without any interest thereon. No outstanding Company stock options have exercise prices that are less than or equal to the merger consideration. As provided in the merger agreement, as of immediately prior to the effective time of the merger, each Company stock option will be canceled, without any consideration being payable in respect thereof, and have no further force or effect.

        Effective as of immediately prior to the effective time of the merger, each share of Company restricted stock that is then outstanding and unvested will vest in full, and each such share of Company restricted stock will, as of the effective time of the merger, be canceled and converted into the right to receive from Buyer or the surviving corporation the merger consideration.

        Effective as of immediately prior to the effective time of the merger, each Company RSU that is then outstanding and unvested will be assumed by Buyer and converted into an Assumed RSU covering a number of shares of Buyer common stock equal to the product of (i) the total number of shares then underlying such Company RSU award multiplied by (ii) the quotient obtained by dividing (x) the per share merger consideration by (y) the average closing sales price for a share of Buyer common stock on Nasdaq for the ten consecutive trading days ending with, and including, the trading day that is two trading days prior to the closing date for the merger, and each Assumed RSU shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger, subject to the treatment described below. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers, any performance conditions of the Assumed RSUs granted before March 31, 2015 will continue according to their terms. Except in connection with terminations without cause or resignations for good reason under agreements covering executive officers or with respect to a certain retirement eligible individual, any performance conditions of the Assumed RSUs granted on or after April 1, 2015 will be treated as satisfied one-third based on actual performance through the fiscal year ended March 31, 2016, one-third based on target, and one-third at either target or actual performance depending upon the closing date for the merger. The awards described in the preceding sentence will, after adjustment as provided in the merger agreement for actual or target level performance, accelerate and be cashed out effective as of immediately prior to the effective time of the merger for one individual who is currently retirement eligible (and is not a director or an executive officer), and the same treatment will apply to Lanning Levine if the effective time of the merger is on or after November 16, 2016, when he becomes retirement eligible.

        Effective as of immediately prior to the effective time of the merger, each award of Company restricted cash granted pursuant to a Company FY2014 Long Term Incentives Cash Award Agreement or Company FY2015 Long Term Incentives Cash Award Agreement that is then outstanding and unvested shall be assumed by Buyer and shall continue to have, and be subject to, the same terms and conditions as were in effect immediately prior to the effective time of the merger.

        Buyer will cause the surviving corporation to make any payments contemplated above as promptly as practicable (and in any event within five business days) after the effective time of the merger.

        The Company will mail to each person who is a holder of Company equity compensation a letter describing the treatment of and payment for such equity awards pursuant to the merger agreement and providing instructions for use in obtaining payment therefor.

Representations and Warranties

        In the merger agreement, the Company made representations and warranties to Buyer and Transitory Subsidiary, subject in some instances to materiality or "material adverse effect" qualifiers, including those relating to:

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  the Company's corporate organization, standing and power;

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  the Company's capitalization;

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  the Company's subsidiaries;

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  the Company's authorization (including approval of the board of directors and direction to submit the merger agreement to a shareholder vote and recommendation of shareholder approval), execution, delivery, performance and the enforceability of the merger agreement;

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  the absence of conflicts with, or violations or breaches of, the Company's organizational documents, applicable laws, contracts or permits; the absence of the transactions contemplated by the merger agreement giving rise to any liens on the Company's property; the absence of required governmental consents in connection with the merger; and the vote required by Company shareholders to adopt the merger agreement;

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  documents filed or furnished by the Company with the SEC; the financial statements and other information contained therein; this proxy statement; and the Company's disclosure controls and procedures and system of internal control over financial reporting;

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  the absence of certain undisclosed liabilities;

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  the absence of a Company Material Adverse Effect (as defined below under "—Definition of Company Material Adverse Effect") and of certain other changes or events involving the Company from March 31, 2016 until the date of the merger agreement;

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  the Company's filing of tax returns, payment of taxes and other tax matters;

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  the Company's owned and leased real property;

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  the Company's intellectual property;

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  the Company's material contracts;

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  the Company's significant customers and suppliers;

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  the absence of pending or threatened litigation or investigations involving the Company or any of its subsidiaries or any of their officers and directors;

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  environmental matters;

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  the Company's employee benefit plans, matters relating to the Employee Retirement Income Security Act of 1974, as amended, and other matters concerning employee benefits and employment agreements;

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  the Company's compliance with laws;

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  the Company's compliance with anti-corruption, anti-bribery and export control laws and regulations;

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  the Company's possession of and compliance with permits, licenses, franchises, certificates, registrations, authorizations and approvals required to conduct its business;

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  the Company's employees and other labor matters;

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  the Company's insurance policies;

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  the receipt of an opinion from Evercore;

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  the amendment of the Rights Agreement between the Company and American Stock Transfer & Trust Company, dated as of April 17, 2008 and amended December 18, 2014, referred to as the rights agreement;

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  the absence of undisclosed obligations to brokers and investment bankers;

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  the inapplicability to the merger of the restrictions set forth in Chapters 110C, 110D and 110F of the MBCA;

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  the Company's government contracts;

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  the security clearances held by the Company and its personnel; and

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  the absence of representations and warranties by Buyer and Transitory Subsidiary not set forth in the merger agreement.

        In the merger agreement, Buyer and Transitory Subsidiary made representations and warranties to the Company, subject in some instances to materiality or "material adverse effect" qualifiers, including those relating to:

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  Buyer's and Transitory Subsidiary's corporate organization, standing and power;

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  Buyer's and Transitory Subsidiary's authorization, execution, delivery, performance and the enforceability of the merger agreement;

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  the absence of conflicts with, or violations of, Buyer's and Transitory Subsidiary's organizational documents, applicable laws, contracts or permits, in each case as a result of their execution of the merger agreement or consummation of the merger; the absence of required governmental consents in connection with the merger; and the absence of the transactions contemplated by the merger agreement giving rise to any liens on Buyer or Transitory Subsidiary's property;

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  the information provided by Buyer and Transitory Subsidiary in writing for inclusion in this proxy statement;

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  the operations of Transitory Subsidiary;

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  the availability to Buyer and Transitory Subsidiary of funds sufficient to perform their obligations under the merger agreement;

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  the inapplicability to the merger of the restrictions set forth in Chapter 110F of the MBCA;

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  the absence of contracts or agreements between Buyer or Transitory Subsidiary and any officer or director of the Company that would become effective upon consummation of the merger;

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  the due diligence investigation of Buyer and Transitory Subsidiary; and

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  the absence of representations and warranties by the Company not set forth in the merger agreement.

Definition of Company Material Adverse Effect

        Several of the representations and warranties made by the Company in the merger agreement and certain conditions to the performance by Buyer and Transitory Subsidiary of their obligations under the merger agreement are qualified by reference to whether the item in question would have a "Company Material Adverse Effect." The merger agreement provides that a "Company Material Adverse Effect" means any event, change, circumstance, condition, effect, development or state of facts that, individually or in the aggregate, is or is reasonably likely to be materially adverse to the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. However, the definition of "Company Material Adverse Effect" does not include the effect of any event, change, circumstance, condition, effect, development or state of facts to the extent resulting from, arising out of or attributable to:

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  general economic or political conditions (or changes in such conditions) in the United States or any other country or region in the world;

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  conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world;

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  conditions (or changes in such conditions) in the industries in which the Company and its subsidiaries conduct business;

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  acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world;

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  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

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  the announcement of the merger agreement or the pendency or consummation of the transactions contemplated thereby, subject to certain exceptions;

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  the taking of any action specifically required or contemplated by the merger agreement;

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  changes in law or GAAP (or the interpretations thereof);

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  any fees or expenses incurred in connection with the transactions contemplated by the merger agreement;

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  changes in the Company's stock price or the trading volume of the Company's stock, or any failure by the Company to meet any public estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period, or any failure by the Company to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that, in each case, the facts giving rise or contributing to or the underlying cause of such changes or failures may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect, unless such changes or failures would otherwise be excepted from the definition); or

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  any legal proceedings made or brought by any of the current or former shareholders of the Company (on their behalf or on behalf of the Company) against the Company, including legal proceedings arising out of the merger or in connection with any other transactions contemplated by the merger agreement;

except, in the case of the first, second, third, fourth, fifth and eighth bullets above, to the extent such event, change, circumstance, condition, effect, development or state of facts disproportionately adversely affects in a material respect the Company and its subsidiaries, taken as a whole, as compared to other companies that conduct business in the countries and regions in the world and in the industries in which the Company and its subsidiaries conduct business (in which case, such adverse effects shall be taken into account when determining whether a Company Material Adverse Effect has occurred or may or would occur solely to the extent they are disproportionate in a material respect).

Definition of Buyer Material Adverse Effect

        Certain of the representations and warranties made by Buyer and Transitory Subsidiary in the merger agreement and certain conditions to the performance of the Company's obligations under the merger agreement are qualified by reference to whether the item in question would have a "Buyer Material Adverse Effect." The merger agreement provides that a "Buyer Material Adverse Effect" means any material adverse change, event circumstance, condition, effect, development or state of facts that would reasonably be expected to prevent, or materially impair or materially delay, the ability of Buyer or Transitory Subsidiary to consummate the merger or any of the other transactions contemplated by the merger agreement.

Covenants Relating to the Conduct of the Company's Business

        Except as specifically contemplated by the merger agreement, as set forth in the Company Disclosure Schedule or consented to in writing by Buyer (which consent may not be unreasonably withheld, conditioned or delayed), during the period beginning on the date of the merger agreement and ending at the earlier to occur of the effective time of the merger or the termination of the merger agreement, the Company must, and must cause each of its subsidiaries to, act and carry on its business in the ordinary course and use commercially reasonable efforts to preserve intact the business organization of the Company and its subsidiaries, to keep available the services of its officers and employees (other than any terminations of its officers or employees for cause) and to preserve intact the relationships with its suppliers, customers, contractors, licensors and others having material business relationships with the business.

        Except as specifically contemplated by the merger agreement, as set forth in the Company Disclosure Schedule or with Buyer's prior written consent (which may not be unreasonably withheld, conditioned or delayed), during the period beginning on the date of the merger agreement and ending at the earlier to occur of the effective time of the merger or the termination of the merger agreement, the Company must not, and must not permit any of its subsidiaries to, directly or indirectly:

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  (a) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly-owned subsidiary of the Company to its parent), (b) split, combine, reclassify or alter any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities, or (c) purchase, retire, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire, or convertible into, exchangeable or exercisable for, any such shares or other securities, except, in the case of this clause (c), for the acquisition of shares of Company common stock (i) from holders of Company stock options or Company restricted stock units in full or partial payment of any applicable taxes, or in full or partial payment of the exercise price payable thereunder upon exercise or settlement of Company stock options or Company restricted stock units to the extent required or permitted under the terms of such Company stock options or Company restricted stock units, or (ii) from current or former employees, directors and consultants of the Company or any of its subsidiaries required pursuant to the terms of any Company benefit plan as in effect on the date of the merger agreement;

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  issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities (other than the issuance of shares of Company common stock upon the exercise of Company stock options or the settlement of Company restricted stock units outstanding on the date of the merger agreement or pursuant to the rights agreement);

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  amend its articles of organization, by-laws or other comparable charter or organizational documents;

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  directly or indirectly acquire (a) by merging or consolidating with, or by purchasing all or a substantial portion of the assets, rights or properties or any stock of, or by any other manner, any other person or (b) any other material assets, except for inventory and equipment acquired in the ordinary course of business;

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  sell, assign, transfer, lease, sublease, license, pledge, subject to any lien, allow to lapse or expire or otherwise dispose of, encumber or convey (including by merger, consolidation, sale of stock or assets or similar transaction) any properties, rights or assets of the Company or of any of its subsidiaries, other than (a) sales, leases, transfers or other dispositions in the ordinary course of business, (b) sales of properties, assets or rights with a sale price (including any related assumed indebtedness) that does not exceed $100,000 individually or $250,000 in the aggregate or (c) sales of non-exclusive licenses, where such license is limited to the respective customer's use or receipt of certain Company software and services of the Company or any of its subsidiaries and subject to the terms and conditions (including as to confidentiality) that are consistent with the ordinary course of business;

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  cancel, fail to renew, fail to continue to prosecute, fail to protect or defend, abandon or allow to lapse any material Company intellectual property;

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  adopt any new shareholder rights plan;

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  (a) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person (other than (i) in connection with the financing of trade receivables in the ordinary course of business and (ii) letters of credit or similar arrangements issued to or for the benefit of suppliers and manufacturers in the ordinary course of business, provided that in the case of each of clauses (i) and (ii) such indebtedness does not impose or result in any additional restrictions or limitations that would be material to the Company or its subsidiaries, other than any obligation to make payments on such indebtedness and other than any restrictions or limitations to which the Company or any of its subsidiaries is currently subject under the terms of any indebtedness outstanding as of the date of the merger agreement, and provided that such indebtedness must not exceed $1,000,000 in the aggregate), (b) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, (c) make any loans, advances

    (other than routine, immaterial advances to current employees of the Company and its subsidiaries in the ordinary course of business) or capital contributions to, or investment in, any other person, other than the Company or any of its direct or indirect wholly-owned subsidiaries, or (d) enter into any hedging agreement or other financial agreement or arrangement designed to protect the Company or its subsidiaries against fluctuations in commodities prices or exchange rates;

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  authorize or enter into any agreement, contract or commitment (or series of such similar transactions) for or make any capital expenditures or other expenditures with respect to property, plant or equipment in excess of $200,000 in the aggregate for the Company and its subsidiaries, taken as a whole, other than expenditures of the category and nature contemplated by, and in an aggregate amount not exceeding the aggregate amount as set forth in, the Company's budget as provided to Buyer;

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  make any material changes in accounting methods, principles, estimates or practices, except insofar as required by a concurrent change in GAAP and as agreed to by its independent public accountants;

  •
  except as required to comply with applicable law or agreements, plans or arrangements existing on the date of the merger agreement, and except for the payment of annual bonuses to employees for the Company's 2016 fiscal year in the ordinary course of business required pursuant to the terms of the relevant bonus programs as in effect on the date of the merger agreement, (a) adopt, enter into, terminate or materially amend any employee benefit plan or collective bargaining agreement, (b) increase the wages, base pay, fees, salaries, compensation, bonuses, incentives, deferred compensation, pensions, severance or termination payments, retirement, profit sharing, equity or equity-linked awards, employee benefit plans, fringe benefits or any other form of compensation or benefits payable by the Company or any of its subsidiaries (except for annual increases of salaries in the ordinary course of business with respect to employees who are not directors, officers or other management employees), (c) accelerate the payment, right to payment or vesting of any compensation or benefits under any employee benefit plan, (d) grant any equity, equity-based or restricted cash compensation, (e) hire or terminate any employee, consultant or director other than in the ordinary course of business, or (f) take any action other than in the ordinary course of business to fund or in any other way secure the payment of compensation or benefits under any employee benefit plan;

  •
  make or change any material tax election, change any annual tax accounting period, make any material change in tax accounting method, amend any material tax return, settle or finally resolve any controversy with respect to a material amount of taxes, agree to an extension or waiver of the statute of limitations with respect to a material assessment or determination of taxes or surrender any right to claim a material tax refund, except in each case as required by applicable law;

  •
  (a) commence any litigation or claims other than in the ordinary course of business consistent with past practice, (b) settle, release or forgive any claim requiring payments to be made by the Company or its subsidiaries in excess of $500,000 individually or $1,000,000 in the aggregate, other than intercompany claims, or (c) waive any right with respect to any material claim held by the Company or its subsidiaries other than in the ordinary course of business;

  •
  adopt or enter into a plan or agreement of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries;

  •
  enter into any new line of business;

  •
  enter into, modify in any material respect or terminate certain material contracts or contracts appointing any third party as a distributor or reseller of the Company's products of services; or

  •
  authorize, propose, announce an intention, offer, commit or agree, in writing or otherwise, to take any of, the foregoing actions.

Restrictions on Solicitation of Other Offers

        An "acquisition proposal" means any inquiry, proposal or offer for:

  •
  a merger, reorganization, consolidation, liquidation, dissolution, tender offer, recapitalization, share exchange, exchange offer, sale of shares of capital stock, stock acquisition, asset acquisition, joint venture, business combination or similar transaction involving the Company and its subsidiaries, taken as a whole;

  •
  the issuance by the Company of 20% or more of its equity securities; or

  •
  the acquisition, in any manner (merger, reorganization, consolidation, liquidation, dissolution, tender offer, recapitalization, share exchange, exchange offer, sale of shares of capital stock, stock acquisition, asset acquisition, joint venture, business combination or similar transaction), directly or indirectly, of beneficial ownership of 20% or more of (a) the equity securities or voting power of the Company (including any options, rights or warrants to purchase, or securities convertible into, exchangeable or exercisable for, shares of any capital stock of the Company) or (b) the assets of the Company and its subsidiaries to which 20% or more of the Company's consolidated revenues, net income or assets in either of the most recently completed two fiscal years of the Company are attributable, in each of the foregoing cases other than the transactions contemplated by the merger agreement.

        A "Company intervening event" shall mean an event, fact, circumstance, development or occurrence that materially improves the business, assets, operations or prospects of the Company and its subsidiaries, taken as a whole, that is not known or reasonably foreseeable by the board of directors as of the date of the merger agreement, or, if known, the magnitude or material consequences of which were not reasonably foreseeable by the board of directors as of the date of the merger agreement; which event, fact, circumstance, development or occurrence becomes known to or by the board of directors prior to obtaining the required shareholder approval. However, none of the following will constitute a Company intervening event: (a) any action taken by the Company or any of its subsidiaries pursuant to and in compliance with the affirmative covenants described in "—Covenants Relating to the Conduct of the Company's Business," (b) any change in the market price or trading volume of the Company's stock (it being understood that the facts giving rise or contributing to such change may be deemed to constitute, or be taken into account in determining whether there is a Company intervening event), (c) the failure of the Company to meet internal or analysts' estimates, guidance, projections or forecasts of the results of operations of the Company (it being understood that the facts giving rise or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there is a Company intervening event), (d) the receipt, existence of or terms of an acquisition proposal or any inquiry relating thereto or the consequences thereof, and (e) any event, change, circumstance, effect, development or state of facts that would constitute a Buyer Material Adverse Effect.

        A "superior proposal" means any bona fide written acquisition proposal made other than by Buyer or a controlled affiliate of Buyer following the date of the merger agreement on terms which the board of directors determines in good faith to be more favorable to the holders of Company common stock from a financial point of view than the transactions contemplated by the merger agreement, after consultation with outside counsel and its independent financial advisors, taking into account all the terms, conditions and other aspects relating to such acquisition proposal (including the financial, regulatory, legal and other aspects of such proposal (including closing conditions, the likelihood and contemplated timing of shareholder approval, closing or financing requirements) and the person making such proposal) and the merger agreement (including any written, binding proposal by Buyer to amend the terms of the merger agreement, which offer is not revocable for at least five business days, except that for purposes of the definition of "superior proposal," the references to "20%" in the definition of acquisition proposal are deemed to be references to "50%."

        Under the merger agreement, during the period beginning on the date of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, the Company and its subsidiaries shall not, the Company and its subsidiaries shall cause their respective directors, officers and employees not to, and the Company and its subsidiaries shall use reasonable best efforts to cause their respective investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives are collectively referred to as representatives) not to, directly or indirectly:

  •
  solicit, initiate or knowingly encourage or cooperate with respect to, the preparation or submission of any inquiries or the making of any proposal or offer from any person (other than Buyer) that constitutes, or could reasonably be expected to lead to, any acquisition proposal; or

  •
  enter into, continue or otherwise participate in any discussions, communications or negotiations with any person regarding an acquisition proposal, or furnish to any person that is seeking to make or has made an acquisition proposal any non-public information with respect to it or any of its subsidiaries' business, properties or assets.

        Notwithstanding the restrictions described above, prior to the time the required shareholder approval is obtained, the Company may:

  •
  furnish non-public information with respect to the Company and its subsidiaries to any person (and the representatives of such person) in response to a request therefor making a bona fide written acquisition proposal that did not result from a material breach of the restrictions described above, pursuant to a confidentiality agreement not less restrictive with respect to the confidentiality obligations of the other party than the confidentiality obligations of Buyer under the confidentiality agreement between Buyer and the Company, and to the extent non-public information that has not been made available to Buyer is made available to such person, furnish such non-public information to Buyer prior to or substantially concurrently with the time it is provided to such person; and

  •
  engage in discussions or negotiations (including solicitation of a revised acquisition proposal) with such person and its representatives regarding any such acquisition proposal,

provided that the board of directors shall be permitted to take any of the foregoing actions if and only if prior to taking such particular action the board of directors determines in good faith (after consultation with its outside legal counsel and financial advisors) that (a) the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors to the shareholders of the Company under applicable law and (b) such acquisition proposal is or would reasonably be expected to lead to a superior proposal.

        From and after the date of the merger agreement, the Company and its subsidiaries must, and must cause their respective directors, officers and employees to, and must use reasonable best efforts to cause their other representatives to:

  •
  cease and terminate immediately all activities, discussions, communications and negotiations that commenced prior to the date of the merger agreement regarding any proposal that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

  •
  take such action as is necessary to enforce any confidentiality provisions or provisions of similar effect to which the Company or any of its subsidiaries is a party or of which the Company or any of its subsidiaries is a beneficiary; and

  •
  not terminate, waive, amend, release or modify any provision of any standstill agreement (including any standstill provision contained in any confidentiality or other agreement) to which it or any of its affiliates or representatives is a party, unless, solely with respect to the third bullet, the board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the board of director to the Company's shareholders under applicable law.

Restrictions on Changes of Recommendation to Company Shareholders

        Prior to the earlier of the effective time of the merger or the termination of the merger agreement:

  •
  the board of directors may not (a) withhold, withdraw, qualify or modify (or publicly propose to withhold, withdraw, qualify or modify), in a manner adverse to Buyer, its recommendation to the Company's shareholders that the Company's shareholders approve the merger agreement at the special meeting, (b) approve, recommend or otherwise declare advisable, or publicly propose to approve, recommend or otherwise declare advisable, an acquisition proposal, (c) fail to include its recommendation that the Company's shareholders approve the merger agreement in this proxy statement, (d) fail to publicly recommend against any acquisition proposal that is a tender offer or exchange offer within ten business days after commencement of such offer (or such fewer number of days as remain prior to the special meeting, as it may be adjourned or postponed) (each of which we refer to as a board recommendation change); and

  •
  the board of directors may not approve, and the Company may not enter into any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement or similar agreement providing for the consummation of a transaction contemplated by any acquisition proposal (other than entering into a confidentiality agreement in the circumstances described above under "—Restrictions on Solicitations of Other Offers").

        However, prior to the time the required shareholder approval is obtained, the board of directors may effect a board recommendation change:

  •
  in response to a Company intervening event; or

  •
  following receipt of a bona fide written acquisition proposal after the date of the merger agreement that did not result from a material breach of the merger agreement that the board of directors has determined in good faith, after consultation with outside legal counsel and its financial advisors, is a superior proposal, if, and only if, prior to effecting such board recommendation change, (a) the board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors to the Company's shareholders under applicable law and (b) the Company provides Buyer with four business days' notice of its intent to effect a board recommendation change and otherwise complies with the requirements of the merger agreement relating to a board recommendation change.

        In addition, prior to the time the required shareholder approval is obtained, the board of directors may, following receipt of a bona fide written acquisition proposal after the date of the merger agreement that did not result from a material breach of the merger agreement that the board of directors has determined in good faith, after consultation with outside legal counsel and its financial advisors, is a superior proposal, cause or permit the Company to terminate the merger agreement for the purpose of entering into a definitive acquisition agreement, merger agreement or similar definitive agreement (which we refer to as an alternative definitive acquisition agreement) with respect to such superior proposal, if, and only if, (a) prior to such termination, the board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors to the Company's shareholders under applicable law, (b) prior to such termination, the Company provides Buyer with four business days' notice of its intent to terminate the merger agreement to accept a superior proposal and otherwise complies with the requirements of the merger agreement relating to such a termination, and (c) concurrently with such termination, (1) the Company enters into such alternative definitive acquisition agreement with respect to such superior proposal and (2) the Company pays a cash termination fee of $11,000,000, which we refer to as the Company termination fee.

        Prior to the board of directors effecting a board recommendation change in response to a Company intervening event:

  •
  the Company shall provide Buyer with four business days' prior written notice advising Buyer that it intends to effect a board recommendation change in response to a Company intervening event, describing in reasonable detail the reasons for such Board Recommendation Change;

  •
  during such four business day period, if requested by Buyer, the Company shall make its representatives available for negotiations with Buyer to amend the terms and conditions of the merger agreement; and

  •
  following the end of such four business day period, the board of directors, after taking into account any modifications to the terms and conditions of the merger agreement and the merger set forth in a written and binding offer of Buyer, shall re-determine in good faith after consultation with its financial advisors and outside counsel that (a) such Company intervening event continues to necessitate a board recommendation change, even if the modifications offered by Buyer were to be given effect and (b) failure to effect such board recommendation change would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors to the Company's shareholders under applicable law.

        Prior to the board of directors effecting a board recommendation change in response to a superior proposal or terminating the merger agreement to accept a superior proposal:

  •
  the Company shall provide Buyer with four business days' prior written notice (it being understood and agreed that any material amendment to the amount or form of consideration payable in connection with the applicable acquisition proposal, or any material amendment to the financial terms or any other material terms of the applicable acquisition proposal, shall require a new notice and an additional three business day period) advising Buyer that it intends to take such action, and attaching a complete copy of the acquisition proposal;

  •
  the Company shall, during such four business day period (or subsequent three business day period), make its representatives available for negotiations with Buyer to make such adjustments to the terms and conditions of the merger agreement; and

  •
  following the end of such four business day period (or subsequent three business day period), the board of directors, after taking into account any modifications to the terms and conditions of the merger agreement and the merger set forth in a written and binding offer of Buyer, shall re-determine in good faith after consultation with its financial advisors and outside counsel that (a) such acquisition proposal continues to constitute a superior proposal and (b) failure to effect such board recommendation change would reasonably be expected to be inconsistent with the fiduciary duties of the Board of directors to the Company's shareholders under applicable law.

        The Company shall promptly (and in any event within one business day) after the Company's receipt or the occurrence of any acquisition proposal or the determination of the existence of a Company intervening event, as applicable, (a) notify Buyer of such acquisition proposal or Company intervening event, as applicable, (b) communicate the material terms and conditions of any such acquisition proposal (including, if applicable, providing copies of any written inquiries, requests, proposals or offers and any proposed agreements relating thereto, which may be redacted to the extent necessary to protect confidential information of the person making such acquisition proposal) and the identity of the person making any such acquisition proposal or the material events, facts, circumstances, developments or occurrences of such Company intervening event, as applicable, and (c) notify Buyer of any request for non-public information for the purpose of making, or to engage in negotiations or discussions that contemplate, an acquisition proposal.

        Notwithstanding the foregoing, the Company and the board of directors may (a) take and disclose to its shareholders a position with respect to a tender offer contemplated by Rule 14e-2 promulgated under the Exchange Act with regard to any acquisition proposal (provided that any such action or disclosure shall be deemed to constitute a board recommendation change unless the board of directors reaffirms its recommendation to the Company's shareholders that the Company's shareholders approve the merger agreement in connection with such action or disclosure), and (b) make any disclosure contemplated by Rule 14d-9(f) promulgated under the Exchange Act.

Additional Agreements of the Parties to the Merger Agreement

Proxy Statement

        The Company shall respond to any comments of the SEC or its staff regarding this proxy statement and shall cause this proxy statement to be mailed to its shareholders at the earliest practicable time after the resolution of any such comments.

        The Company must notify Buyer promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to this proxy statement, and the Company must, and must cause its representatives to, supply Buyer with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to this proxy statement or the transactions contemplated by the merger agreement. The Company shall (a) cause all documents that it is responsible for filing with the SEC or other regulatory authorities to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder and (b) use commercially reasonable efforts to respond, with the assistance of, and after consultation with, Buyer, to the extent provided by the merger agreement, to any comments of the SEC with respect to this proxy statement.

        Whenever any event occurs which is required to be set forth in an amendment or supplement to this proxy statement or any information relating to the Company, Buyer or any of their respective affiliates, officers or directors is discovered by the Company or Buyer that should be set forth in an amendment or supplement to this proxy statement so that this proxy statement or the other filings would not contain an untrue statement of a material fact or omit to state any material fact required to be stated herein or therein, as applicable, or necessary in order to make the statements herein or therein, as applicable, in the light of the circumstances under which they are made, not misleading, Buyer or the Company, as the case may be, shall promptly inform the other of such occurrence or discovery and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to shareholders of the Company to the extent required by applicable law, such appropriate amendment or supplement. This proxy statement must, on the date this proxy statement (including any amendment or supplement thereto) is first distributed to shareholders of the Company and at the time of the special meeting, comply as to form in all material respects with the requirements of the Exchange Act. Prior to the filing or distribution of this proxy statement (or any amendment or supplement thereto) or responding to any SEC comments on this proxy statement, each of the Company, on the one hand, and Buyer, on the other hand, must (a) provide each other with a reasonable opportunity to review and comment on this proxy statement and all amendments or supplements to the foregoing documents and (b) consider in good faith such comments reasonably proposed by the Company, on the one hand, or Buyer, on the other hand, as applicable.

Listing of Company Common Stock

        The Company has agreed to use commercially reasonable efforts to continue the listing of Company common stock on Nasdaq during the term of the merger agreement.

Access to Information

        During the period from the date of the merger agreement and ending at the earlier to occur of the effective time of the merger or the termination of the merger agreement, the Company must (and must cause each of its subsidiaries to) afford to Buyer's officers, employees, accountants, counsel and other representatives, reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably disrupt or interfere with business operations, to all of its properties, books, contracts, commitments, personnel and records as Buyer shall reasonably request, and, during such period, the Company must (and must cause each of its subsidiaries to) furnish promptly to Buyer (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties, assets, liabilities and personnel, in each case as Buyer may reasonably request, subject to specified exceptions. Buyer must hold any such information that is non-public in confidence in accordance with the confidentiality agreement and the clean team agreement, as applicable, between Buyer and the Company.

Shareholders' Meeting

        The Company, acting through the board of directors, must take all actions in accordance with applicable law, its articles of organization and by-laws and the rules of Nasdaq to promptly and duly call, give notice of, convene and hold as promptly as reasonably practicable following the date the SEC confirms that it has no further comments on this proxy statement, the special meeting for the purpose of considering and voting upon the merger agreement. Except to the extent that the board of directors shall have effected a board recommendation change in accordance with the merger agreement, the Company, through the board of directors, must (a) recommend to its shareholders that they adopt the merger agreement, (b) include such recommendation in this proxy statement, (c) use its reasonable best efforts to solicit from its shareholders proxies in favor of approving the merger agreement and (d) take all other action reasonably necessary or advisable to secure the vote or consent of the shareholders of the Company required by the rules of Nasdaq or the MBCA to obtain such approvals. The Company shall keep Buyer updated with respect to proxy solicitation results as reasonably requested by Buyer. The Company may adjourn or postpone the special meeting after consultation with Buyer, to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to the Company's shareholders within a reasonable amount of time in advance of the special meeting or, if as of the time for which the special meeting is originally scheduled (as set forth in this proxy statement) there are insufficient shares of Company common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the special meeting.

Legal Conditions to the Merger

        Buyer and the Company must each use its best efforts to:

  •
  take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated under the merger agreement as promptly as practicable;

  •
  as promptly as practicable, obtain from any governmental entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by the Company or Buyer or any of their subsidiaries in connection with the authorization, execution and delivery of the merger agreement and the consummation of the transactions contemplated thereby, provided that in no event shall the Company or any of its subsidiaries be required to pay, prior to the effective time of the merger, any fee, penalties or other consideration to any third party to obtain any consent or approval required for the consummation of the merger;

  •
  as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to the merger agreement and the merger required under (a) the Exchange Act, and any other applicable federal or state securities laws, (b) the HSR Act and any related governmental request thereunder, and (c) any other applicable law;

  •
  execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the merger agreement; and

  •
  cooperate with each other in connection with the making of any of the filings and submissions contemplated in the foregoing bullets.

        Buyer and the Company must, and must cause each of their respective subsidiaries to, cooperate and to use their respective best efforts to obtain any government clearances or approvals required for closing the merger under the HSR Act or any other applicable antitrust laws, to respond to any government requests for information under any antitrust law, and to avoid any decree, judgment, injunction or other order (whether temporary, preliminary or permanent (each, a restrictive order)), or court, administrative, or other filing by any party seeking to obtain such restrictive order, that restricts, materially delays, prevents or prohibits the consummation of the merger or any other transactions contemplated by the merger agreement under any antitrust law. In addition, Buyer and the Company will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to each other in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any antitrust law. While Buyer will consider the views of the Company, Buyer will hold the final decision-making authority with respect to addressing any issue under any antitrust law. To the extent permitted by law or governmental entities reviewing the transactions contemplated by the merger agreement, Buyer and the Company will provide each other the opportunity to participate in meetings and other substantive conversations with any such governmental entities.

        In exercising its best efforts to obtain all required regulatory approvals, Buyer shall take any and all steps necessary in order to avoid the entry of, or to effect the dissolution of, any restrictive order, which would have the effect of preventing or delaying the effective time of the merger beyond the outside date (as described below), including proposing, negotiating, offering to commit and effect (and if such offer is accepted, commit to and effect), by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses of Buyer or, effective as of the effective time of the merger, the surviving corporation, or their respective subsidiaries, or otherwise offering to take or offer to commit to take any action which it is capable of taking and if the offer is accepted, taking or committing to take such action that limits its freedom of action with respect to, or its ability to retain, any of the businesses, services or assets of Buyer, the surviving corporation or their respective subsidiaries, provided that Buyer may expressly condition any such sale, holding separate, or other disposal, and any agreement to take any such action or to conduct its business in any manner, upon consummation of the transactions contemplated in the merger agreement. For the avoidance of doubt, Buyer must take any and all actions necessary in order to ensure that (a) no requirement for a waiver, consent, approval or termination of applicable waiting periods of the FTC, the DOJ, any state attorney general or other governmental entity, (b) no decree, judgment, injunction, temporary restraining order or any other order in any suit or proceeding, and (c) no other matter relating to any antitrust or competition law or regulation, would preclude consummation of the merger by the outside date. Notwithstanding anything to the contrary in the merger agreement, (a) nothing in the merger agreement requires Buyer to sell, divest or dispose of assets of the Company's cargo and/or mobile cargo inspection system businesses; (b) nothing in the merger agreement requires Buyer to license any Company intellectual property or provide any transition services (including manufacturing services); and (c) nothing in the merger agreement requires Buyer to initiate or participate in any legal proceeding with respect to any such matters.

        In addition, Buyer and the Company must each use its commercially reasonable efforts to, obtain any third party consents required in connection with the merger that are (a) necessary to consummate the transactions contemplated under the merger agreement, (b) disclosed or required to be disclosed in the Company Disclosure Schedule, or (c) required to prevent the occurrence of an event that is reasonably likely to have a Company Material Adverse Effect or a Buyer Material Adverse Effect prior to or after the effective time of the merger, except that neither party will be required to make any payment in connection with seeking or obtaining any such consent.

Public Disclosure

        Each of Buyer and the Company must consult with the other party before issuing any press release or otherwise making any public statement with respect to the merger or the merger agreement, subject to specified exceptions.

Indemnification

        For six years after the effective time of the merger, the surviving corporation shall indemnify and hold harmless each person who is now, or has been at any time prior to the date of the merger agreement, or who becomes prior to the effective time of the merger, a director or officer of the Company or any of its subsidiaries, collectively referred to as the indemnified parties, against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the indemnified party is or was an officer or director of the Company or any of its subsidiaries at or prior to the effective time of the merger, whether asserted or claimed prior to, at or after the effective time of the merger, to the fullest extent permitted under the MBCA for officers and directors of Massachusetts corporations. Each indemnified party will be entitled to advancement of reasonable expenses (including reasonable attorneys' fees) incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Buyer and the surviving corporation within fifteen business days of receipt by Buyer or the surviving corporation from the indemnified party of a written request therefor, provided that any person to whom expenses are advanced provides an undertaking, to the extent required by the MBCA, to repay such advances if it is ultimately determined that such person is not entitled to indemnification under applicable law.

        For six years after the effective time of the merger, the articles of organization and by-laws of the surviving corporation must contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its subsidiaries than are presently set forth in the articles of organization and by-laws of the Company as in effect on the date of the merger agreement.

        At no expense to the beneficiaries, the surviving corporation will maintain in effect for six years after the effective time of the merger the Company's current directors' and officers' liability insurance policy (or six years of runoff coverage of such current policy) with respect to matters existing or occurring at or prior to the effective time of the merger, provided that the annual premium does not exceed 250% of the current annual premium paid by the Company. Buyer will pay all expenses, including reasonable attorneys' fees, that may be incurred by the persons referred to above in connection with their enforcement of their rights provided.

Notification of Certain Matters

        Each of Buyer and the Company must give prompt notice to the other of: (a) the occurrence, or failure to occur, of any event, which occurrence or failure to occur that causes or is reasonably likely to cause any representation or warranty of such party contained in the merger agreement to be untrue or inaccurate in any material respect, in each case that would result in the failure of either closing condition with respect to the accuracy of the representations or warranties, or (b) any failure of Buyer and Transitory Subsidiary or the Company, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under the merger agreement. The delivery of any notice will not limit or otherwise affect the remedies available under the merger agreement to the party receiving such notice or the conditions to such party's obligation to consummate the merger.

Exemption from Liability Under Section 16(b)

        Prior to the effective time of the merger, the board of directors of Buyer, or a committee thereof consisting of non-employee directors, will be permitted to adopt a resolution providing that the receipt by certain officers and directors of the Company of options to purchase Buyer common stock upon assumption and conversion of Company stock options, in each case pursuant to with the merger agreement, is intended to be exempt pursuant to Rule 16b-3 under the Exchange Act.

Employee Benefits Matters

        For the period beginning on the effective time of the merger and ending on the later of six months after the closing date or March 31, 2017, Buyer will provide, or will cause to be provided, to each employee of the Company and its subsidiaries who was an employee of the Company or its subsidiaries immediately prior to the effective time of the merger and who continues employment with Buyer or any of its subsidiaries (i) a base salary or an hourly wage rate, as applicable, and annual bonus target that are no less favorable, in the aggregate, than the base salary or hourly wage rate, as applicable, and annual bonus target provided immediately before the closing date and (ii) health and welfare benefits that are substantially comparable, in the aggregate, to either, as selected by Buyer in its sole discretion, (x) the health and welfare benefits provided immediately before the closing date or (y) the health and welfare benefits provided to similarly situated employees of Buyer and its subsidiaries.

        For purposes of determining vesting, eligibility to participate and level of benefits under the plans, policies, arrangements, or practices of Buyer and its subsidiaries providing benefits to any Company employees after the closing (collectively, the new plans), each Company employee will, subject to applicable law and applicable tax qualification requirements, be credited with his or her years of service with the Company and its subsidiaries and their respective predecessors before the closing date, to the same extent as such Company employee was entitled before the closing date, to credit for such service under any similar Company employee benefit plan in which such Company employee participated or was eligible to participate immediately prior to the closing date; provided that the foregoing will not apply with respect to benefit accruals under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits.

        In addition, and without limiting the generality of the foregoing, Buyer will use its reasonable best efforts to cause (a) each Company employee to be immediately eligible to participate, without any waiting time, in any and all new plans to the extent coverage under such new plan is of the same type as the employee benefit plan in which such Company employee participated immediately before the closing date (such plans, collectively, the "old plans"), and (b) each new plan providing medical, dental, pharmaceutical or vision benefits to any Company employee to waive all pre-existing condition exclusions and actively-at-work requirements of such new plan to be waived for such Company employee and his or her covered dependents, unless such conditions would not have been waived under the old plan of the Company or its subsidiaries in which such Company employee participated immediately prior to the closing date and (c) all co-payments, deductibles and other eligible expenses incurred by such Company employee and his or her covered dependents during the portion of the plan year of the old plan ending on the date such Company employee's participation in the corresponding new plan begins to be taken into account under such new plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such new plan.

        If the employment of any Company employee (who is not otherwise a party to an employment, change in control or other similar agreement) is terminated on or prior to the first anniversary of the effective time of the merger under circumstances under which such Company employee would have received severance benefits under an employee benefit plan, Buyer will cause the surviving corporation to provide that such Company employee will be entitled to severance benefits from the surviving corporation that are no less favorable than the severance benefits provided to similarly situated employees of Buyer and its subsidiaries.

        The provisions of the merger agreement described above will not apply to persons employed by the Company or any of its subsidiaries outside the United States. Such persons will be treated in accordance with applicable law and the terms of any contracts covering them.

        Effective no later than the day immediately prior to the closing date, the Company and its subsidiaries will take or cause to be taken all actions necessary to terminate any and all Company 401(k) plans.

        Nothing in the merger agreement may be construed so as to (a) prevent or restrict in any way the right of Buyer to terminate, reassign, promote or demote any employee, independent contractor, director or other service provider of the Company or its subsidiaries (or to cause any of the foregoing actions) at any time following the closing date, or to change (or cause the change of) the title, powers, duties, responsibilities, functions, locations, salaries, other compensation or terms or conditions of employment or service of any such service providers at any time following the closing date; (b) constitute an amendment or modification of any plan; (c) create any third party rights in any such current or former service provider of the Company or its subsidiaries (including any beneficiary or dependent thereof); or (d) obligate Buyer to adopt or maintain any particular plan or program or other compensatory or benefits arrangement at any time or prevent Buyer from modifying or terminating any such plan, program or other compensatory or benefits arrangement at any time, subject to any required agreement of the counterparty thereto.

        Nothing in the merger agreement may be construed as (a) conferring any legal rights upon any Company employee for continuation of employment by Buyer, the surviving corporation or its subsidiaries, (b) amending any Company employee plan or (c) conferring upon any Company employee any rights or remedies.

Rights Agreement

        Prior to the effective time of the merger, the board of directors shall take all necessary action to terminate the rights agreement, effective immediately prior to the effective time of the merger, without payment of any consideration.

Security Holder Litigation

        Each of the Company and Buyer will keep the other party informed of, and consult and cooperate with such party in connection with, any litigation related to the merger agreement, the merger or the other transactions contemplated by the merger agreement brought by any shareholder of the Company or any holder of the Company's other securities against the Company and/or its directors or officers. Each of Buyer and the Company shall notify the other promptly of the commencement of any such shareholder litigation of which it has received written notice.

WARN Act Compliance

        The Company must provide to Buyer at the closing of the merger a complete and accurate list of all "employment losses" at the Company or any of its subsidiaries, as that term is defined in the Worker Adjustment and Retraining Notification Act, or WARN Act, occurring in the 90 calendar days preceding the closing of the merger, which list shows the name, date of separation, whether the individual resigned or was terminated by the Company or its subsidiaries, and facility or operating unit of each employee of the Company or any of its subsidiaries who suffered such an employment loss in such period. The Company (or applicable subsidiary of the Company) shall give all necessary WARN Act notices with respect to employment losses that occur prior to the closing date of the merger with respect to any employees employed by the Company or any of its subsidiaries.

Company Permits

        The Company shall, and shall cause its subsidiaries to, use their respective reasonable best efforts to maintain in full force and effect all of the permits, licenses, franchises, certificates, registrations, authorizations and approvals issued or granted to any of the Company or its subsidiaries by any governmental entities required to conduct their businesses as now being conducted.

Conditions to the Merger

        The respective obligations of each of the Company, Buyer and Transitory Subsidiary to consummate the merger are subject to the satisfaction or waiver of the following conditions:

  •
  the required shareholder approval shall have been obtained at the special meeting;

  •
  the waiting period applicable to the consummation of the merger under the HSR Act shall have expired or been terminated;

  •
  no governmental entity of competent jurisdiction located in the United States shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger or the other transactions contemplated by the merger agreement; provided, however, that: (a) prior to invoking this provision, each party shall use its best efforts to have any such order, executive order, stay, decree, judgment or injunction lifted; and (b) a party may not invoke this provision unless the violation of such order, executive order, stay, decree, judgment, injunction, statute, rule or regulation that would arise from the consummation of the merger would reasonably be expected to have a Buyer Material Adverse Effect or a Company Material Adverse Effect.

        The obligation of Buyer and Transitory Subsidiary to consummate the merger is subject to the satisfaction or waiver of the following additional conditions, which may be waived, in writing, exclusively by Buyer and Transitory Subsidiary:

  •
  (a) the representations and warranties of the Company contained in the merger agreement regarding subsidiaries, no conflicts, required filings, material contracts, the rights agreement and rights amendment and state takeover statutes shall be true and correct in all material respects, in each case both when made and at and as of the closing date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); (b) the representations and warranties of the Company contained in the merger agreement regarding capitalization shall be true and correct in all respects except for de minimis inaccuracies, in each case both when made and at and as of the closing date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case, as of such date); (c) the representations and warranties of the Company contained in the merger agreement regarding organization, standing, power, authority, consents, absence of certain changes or events, opinion of financial advisor and brokers shall be true and correct in all respects, in each case both when made and at and as of the closing date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case, as of such date); and (d) other representations and warranties of the Company set forth in the merger agreement shall be true and correct (without, in the case of this clause (d), giving effect to any limitation as to "material," "materiality" or "Company Material Adverse Effect" or similar limitation) both when made and at and as of the closing date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case, as of such date), except, in the case of this clause (d), where the failure of such representations and warranties to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect;

  •
  the Company shall have performed in all material respects all obligations required to be performed by it under the merger agreement on or prior to the closing date; and Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect; and

  •
  since the date of the merger agreement, there shall not have occurred any Company Material Adverse Effect; and Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

        The obligation of the Company to consummate the merger is subject to the satisfaction or waiver of the following additional conditions, which may be waived, in writing, exclusively by the Company:

  •
  the representations and warranties of Buyer and Transitory Subsidiary set forth in the merger agreement shall be true and correct as of the closing date as though made on and as of the closing date, except (a) to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and (b) where the failure to be true and correct (without regard to any materiality or Buyer Material Adverse Effect qualifications contained therein), individually or in the aggregate, has not had a Buyer Material Adverse Effect; and the Company shall have received a certificate signed on behalf of Buyer by the chief executive officer or the chief financial officer of Buyer to such effect; and

  •
  Buyer and Transitory Subsidiary shall have performed in all material respects all obligations required to be performed by them under the merger agreement on or prior to the closing date;

    and the Company shall have received a certificate signed on behalf of Buyer by the chief executive officer or the chief financial officer of Buyer to such effect.

Termination

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, by written notice by the terminating party to the other party, specifying the provision of the merger agreement pursuant to which such termination is made), whether before or, subject to the terms hereof, after the required shareholder approval is obtained:

  •
  by mutual written consent of Buyer, Transitory Subsidiary and the Company;

  •
  by either Buyer or the Company if the merger shall not have been consummated by December 20, 2016, which we refer to as the outside date (provided that this right to terminate the merger agreement will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been a principal cause of or resulted in the failure of the merger to occur on or before the outside date); provided, however, that, (i) if by December 20, 2016, the closing has not occurred due to the failure to obtain antitrust approval for the merger, the outside date may be extended by three months, upon the election of Buyer in its sole discretion, and (ii) if by the end of such extension period the closing has not occurred due to the failure to obtain antitrust approval, the outside date may be extended by an additional three months, upon the mutual consent of Buyer and the Company.

  •
  by either Buyer or the Company if a governmental entity of competent jurisdiction located in the United States shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger; provided, however, that Buyer and the Company will not have such right to terminate the merger agreement if the issuance of any such order, decree, ruling or other action, or the failure of such order, decree, ruling or other action to be resisted, resolved or lifted, is attributable to the failure of such party (or any affiliate of such party) to perform in any material respect any covenant in the merger agreement required to be performed by such party (or any affiliate of such party) at or prior to the effective time of the merger;

  •
  by Buyer or the Company, if the required shareholder approval is not obtained at the special meeting;

  •
  by Buyer if (a) there shall have been a board recommendation change or the board of directors shall have approved or publicly recommended a superior proposal (or the board of directors resolves to do any of the foregoing) or (b) the Company or any of its subsidiaries shall have entered into an alternative definitive acquisition agreement;

  •
  by the Company to enter into an alternative definitive acquisition agreement with respect to a superior proposal prior to the time the required shareholder approval is obtained; provided that such termination shall not be effective unless and until the Company has paid the Company termination fee;

  •
  by Buyer, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in the merger agreement, which breach or failure to perform (a) would result in the failure of a closing condition in favor of Buyer set forth in the merger agreement to be satisfied, and (b) if such breach is reasonably capable of being cured, shall not have been cured prior to the earlier of (i) 20 business days following receipt by the Company of written notice of such breach or failure to perform from Buyer and (ii) the outside date, provided that Buyer is not then in material breach of any representation, warranty or covenant under the merger agreement; or

  •
  by the Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Buyer or Transitory Subsidiary set forth in the merger agreement, which breach or failure to perform (a) would result in the failure of a closing condition in favor of the Company set forth in the merger agreement to be satisfied, and (b) if such breach is reasonably capable of being cured, shall not have been cured prior to the earlier of (i) 20 business days following receipt by Buyer of written notice of such breach or failure to perform from the Company and (ii) the outside date, provided that the Company is not then in material breach of any representation, warranty or covenant under the merger agreement.

        In the event of a termination of the merger agreement as provided above, the merger agreement will immediately become void and there will be no liability or obligation on the part of Buyer, Transitory Subsidiary, the Company or their respective officers, directors, shareholders or affiliates, except that any such termination will not relieve any party from liability for any fraud or knowing and intentional breach of the merger agreement and the provisions of the merger agreement relating to confidentiality, public disclosure, effect of termination, fees and expenses, defined terms and miscellaneous matters and the confidentiality agreement between Buyer and the Company will remain in full force and effect and survive any termination of the merger agreement.

Termination Fee

        Except as provided below, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby shall be paid by the party incurring such fees and expenses, whether or not the merger is consummated.

        The Company will pay Buyer a termination fee equal to $11,000,000, referred to as the Company termination fee, in the event that:

  •
  the merger agreement is terminated by Buyer if (a) there shall have been a board recommendation change or the board of directors shall have approved or publicly recommended a superior proposal (or the board of directors resolves to do any of the foregoing) or (b) the Company or any of its subsidiaries shall have entered into an alternative definitive acquisition agreement;

  •
  the merger agreement is terminated by the Company to enter into an alternative definitive acquisition agreement with respect to a superior proposal prior to the time the required shareholder approval is obtained; or

  •
  (a) an acquisition proposal or intention to make an acquisition proposal is publicly made, (b) the merger agreement is terminated (i) as a result of the failure of the merger to occur by the outside date, (ii) because the required shareholder approval is not obtained at the special meeting or (iii) as a result of a material breach by the Company of any covenant set forth in the merger agreement, and (c) within 12 months following the termination of the merger agreement the Company consummates an acquisition proposal or enters into a definitive agreement providing for such a transaction, provided, however, that the Company shall not be required to pay any Company termination fee if, at the time of termination of the merger agreement, Buyer or Transitory Subsidiary is in material breach of the merger agreement. For the purposes of the third bullet point above, all of the percentages included in the definition of acquisition proposal will be deemed to be references to fifty percent (50%).

        Buyer will pay the Company a termination fee equal to $11,000,000, referred to as the Buyer termination fee, if the merger agreement is terminated by Buyer or the Company due to failure to close by the outside date (as it may be extended under the merger agreement) and at the time of such termination all closing conditions other than those relating to antitrust approval are satisfied.

        If the Company fails to timely pay the Company termination fee or Buyer fails to timely pay the Buyer termination fee, and, in order to obtain such payment, the owed party commences an action that results in a judgment against the owing party for the amounts set forth above, the owing party shall pay to the owed party its reasonable and documented costs and expenses (including reasonable and documented attorneys' fees) in connection with such suit, together with interest on the amounts due from the date such payment was required to be made until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made.

        In no event will either the Company or Buyer be required to pay the Company termination fee or Buyer termination fee on more than one occasion, whether or not the termination fee may be payable under more than one provision of the merger agreement at the same or at different times and the occurrence of different events.

Amendment; Extension; Waiver; Procedures

Amendment

        The merger agreement may be amended, modified or supplemented by the parties to the merger agreement by action taken or authorized by their respective boards of directors at any time before or after receipt of the required shareholder approval, except that after receipt of the required shareholder approval, no amendment may be made that pursuant to applicable law requires further approval or adoption by the shareholders of either party without such further approval or adoption. The merger agreement may not be amended, modified or supplemented, except by an instrument in writing signed on behalf of each of the parties to the merger agreement.

Extension; Waiver

        At any time prior to the effective time of the merger, the parties to the merger agreement, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement, (b) waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant the merger agreement and (c) waive compliance by the other parties to the merger agreement with any of the agreements or conditions contained in the merger agreement. Any agreement on the part of a party to the merger agreement to any such extension or waiver will be valid only if set forth in a written instrument signed on behalf of such party. Such extension or waiver will not be deemed to apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver. The failure of any party to the merger agreement to assert any of its rights under the merger agreement or otherwise will not constitute a waiver of such rights.

Procedure for Termination, Amendment, Extension or Waiver

        A termination, amendment, modification, supplement, extension or waiver of the merger agreement will, in order to be effective, require action by the respective board of directors of the applicable parties.

Remedies

        In the event of any breach or threatened breach by any party to the merger agreement of any covenant or obligation contained in the merger agreement, the non-breaching party is entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, including, if applicable, specific performance to cause any party to the merger agreement to effect the closing of the merger who has not effected the closing in accordance with the merger agreement at the time when the closing is required to have occurred, and (b) an injunction restraining such breach or threatened breach. Each party to the merger agreement acknowledges and agrees that each party is entitled to specifically enforce the terms and provisions of the merger agreement notwithstanding the availability of any monetary remedy.

Governing Law; Submission to Jurisdiction

        The merger agreement is governed by the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Massachusetts. Each of the parties to the merger agreement consented to submit itself to the personal jurisdiction of any state or federal court sitting in Boston, Massachusetts.

 NONBINDING ADVISORY PROPOSAL REGARDING "GOLDEN PARACHUTE" COMPENSATION (PROPOSAL TWO)

        In accordance with Section 14A of the Exchange Act and Rule 14a-21(c) under the Exchange Act, we are providing shareholders with the opportunity to cast a nonbinding advisory vote with respect to certain payments that may be made to our named executive officers in connection with the merger, or "golden parachute" compensation, as reported on the Golden Parachute Compensation table on page 64.

        Accordingly, we are seeking approval of the following resolution at the special meeting:

        "RESOLVED, that the compensation that may be paid or become payable to the Company's named executive officers in connection with the merger, as disclosed in the table in the section of the proxy statement entitled 'The Merger—Golden Parachute Compensation' including the associated narrative discussion, is hereby approved."

        The vote on this proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement and the proposal to adjourn the special meeting, if necessary or appropriate, in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement. Accordingly, you may vote "FOR" either or both of the proposal to approve the merger agreement and the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement and vote "AGAINST" or "ABSTAIN" for this nonbinding advisory proposal regarding "golden parachute" compensation (and vice versa).

        Because your vote is advisory, it will not be binding upon the Company, the board of directors, the board of directors' compensation committee, Buyer or any affiliate of Buyer. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger agreement is approved by the shareholders and the merger is completed, the "golden parachute" compensation will still be paid to our named executive officers to the extent payable in accordance with the terms of such compensation arrangements.

        The approval of this proposal requires the affirmative vote of a majority of the votes properly cast at the special meeting on such proposal.

        The board of directors unanimously recommends that you vote "FOR" approval of the nonbinding advisory proposal regarding "golden parachute" compensation.

AUTHORITY TO ADJOURN THE SPECIAL MEETING (PROPOSAL THREE)

        If at the special meeting, the board of directors determines it is necessary or appropriate to adjourn the special meeting, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement, then we intend to move to vote on this proposal. If the board of directors determines that it is necessary or appropriate, we will ask our shareholders to vote only on this Proposal Three and not on the proposal to approve the merger agreement or the nonbinding advisory proposal regarding "golden parachute" compensation.

        In this proposal, we are asking our shareholders to approve a proposal to authorize the board of directors, in its discretion, to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement. If our shareholders approve the adjournment of the special meeting, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against approval of the merger agreement. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the merger agreement such that the proposal to approval the merger agreement would be defeated, we could adjourn the special meeting without a vote on the approval of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of approval of the merger agreement.

        The vote on this proposal is a vote separate and apart from the vote on the proposal to approve the merger agreement and the nonbinding advisory proposal regarding "golden parachute" compensation. Accordingly, you may vote "FOR" either or both of the proposal to approve the merger agreement and the nonbinding advisory proposal regarding "golden parachute" compensation and vote "AGAINST" or "ABSTAIN" for the proposal to adjourn the special meeting, if necessary or appropriate in the view of the board of directors, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement (and vice versa).

        The approval of this proposal requires the affirmative vote of a majority of the votes properly cast at the special meeting on such proposal.

        The board of directors unanimously recommends that you vote "FOR" approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

 COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

        The Company common stock is listed for trading on Nasdaq under the trading symbol "ASEI." The following table sets forth the high and low sales prices of the Company common stock, as reported by Nasdaq, for each quarterly period indicated, and the dividends declared during such periods.

	High	Low	Dividend
Fiscal 2017
First Quarter (through June 28, 2016)	$37.64	$26.53	$0.50
Fiscal 2016
First Quarter	$53.23	$36.32	$0.50
Second Quarter	46.46	35.00	0.50
Third Quarter	44.82	32.71	0.50
Fourth Quarter	41.23	22.63	0.50
Fiscal 2015
First Quarter	$70.50	$63.03	$0.50
Second Quarter	72.73	55.17	0.50
Third Quarter	56.09	43.38	0.50
Fourth Quarter	57.70	46.02	0.50

        The closing price of Company common stock on Nasdaq on June 20, 2016, the last full trading day prior to the public announcement of the merger agreement, was $32.34 per share of Company common stock. On June 28, 2016, the closing price for Company common stock on Nasdaq was $36.85 per share of Company common stock. You are encouraged to obtain current market quotations for Company common stock in connection with voting your shares of Company common stock.

        In accordance with the merger agreement, during the period before the closing of the merger or termination of the merger agreement, the Company is not permitted to pay any further dividends or make any distributions on its capital stock without the prior consent of Buyer.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information we know regarding the beneficial ownership of our common stock as of June 28, 2016 for each person, entity or group of affiliated persons whom we know to beneficially own more than 5% of our common stock. The table also sets forth such information for our named executive officers and directors, individually, and our current directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Company common stock shown as beneficially owned by them. Securities that may be beneficially acquired within 60 days of June 28, 2016, including stock options and restricted stock units vesting within 60 days of June 28, 2016, are deemed to be beneficially owned by the person holding such securities for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. Unless otherwise indicated in the footnotes, applicable percentage of beneficial ownership is based on 7,138,104 shares of Company common stock outstanding as of June 28, 2016.

        Unless otherwise indicated in the footnotes, the address of each of the individuals named below is: c/o American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, MA 01821.

Beneficial Owner	Number of Shares Beneficially Owned(1)(2)(3)	Percentage Beneficially Owned
5% Shareholders
BlackRock Inc.(4)	829,252	11.6%
T. Rowe Price Associates, Inc.(5)	876,153	12.3%
The Vanguard Group, Inc.(6)	569,956	8.0%
Named Executive Officers and Directors
Diane J. Basile	—	—
Charles P. Dougherty	10,001	*
Kenneth J. Galaznik(7)	16,720	*
Hamilton W. Helmer	49,046	*
Don R. Kania	22,028	*
Lanning L. Levine	2,894	*
Michael J. Muscatello	1,824	*
John Sanders	6,204	*
Robert N. Shaddock	6,158	*
Mark S. Thompson	13,704	*
Michael N. Tropeano	5,430	*
Jennifer L. Vogel	8,823	*
All current executive officers and directors as a group (12 persons)	142,832	2.0%

*
Represents less than 1% of the outstanding shares of Company common stock.

(1)
Includes shares that may be acquired under stock options exercisable within 60 days after June 28, 2016, as follows: Dr. Helmer—28,000; Dr. Kania—11,181; Dr. Thompson—7,000; and all current directors and executive officers as a group (representing the aforementioned options held by Dr. Helmer, Dr. Kania and Dr. Thompson)—46,181.

(2)
The non-employee directors hold restricted shares which vest ratably during their one year terms as directors. The non-employee directors in the table hold the following number of restricted shares: Dr. Helmer—4,197; Dr. Kania—2,798; Mr. Sanders—2,798; Mr. Shaddock—2,798;

  Dr. Thompson—2,798; Ms. Vogel—2,798; and all current directors and executive officers as a group (representing the aforementioned restricted shares held by Dr. Helmer, Dr. Kania, Mr. Sanders, Mr. Shaddock, Dr. Thompson and Ms. Vogel)—18,187.

(3)
Includes shares that may be acquired under time-vested restricted stock units vesting within 60 days after June 28, 2016 as follows: Mr. Dougherty—4,226; Mr. Levine—1,112; Mr. Muscatello—1,074; Mr. Tropeano—1,186; and all current executive officers as a group (including the aforementioned restricted stock units held by Mr. Dougherty, Mr. Levine, Mr. Muscatello and Mr. Tropeano)—9,205.

(4)
Based on Amendment No. 8 to Schedule 13G filed on January 8, 2016 by BlackRock Inc. indicating beneficial ownership as of December 31, 2015 and indicating that BlackRock Inc. has sole voting power with respect to 807,202 shares and sole dispositive power with respect to 829,252 shares. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

(5)
Based on Amendment No. 5 to Schedule 13G filed with the SEC on February 9, 2016 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Stock Fund, Inc. indicating beneficial ownership as of December 31, 2015. T. Rowe Price Associates, Inc. has sole voting power with respect to 115,490 shares and sole dispositive power with respect to 876,153 shares. T. Rowe Price Small-Cap Stock Fund, Inc. has sole voting power with respect to 411,300 shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(6)
Based on Amendment No. 6 to Schedule 13G filed with the SEC on February 10, 2016 by The Vanguard Group, Inc. indicating beneficial ownership as of December 31, 2015 and indicating that The Vanguard Group, Inc. has sole voting power with respect to 9,715 shares, sole dispositive power with respect to 560,641 shares and shared dispositive power with respect to 9,315 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(7)
Includes 4,547 shares vested upon retirement of Mr. Galaznik that have been deferred under the provisions of Section 409A of the Code.

 APPRAISAL RIGHTS

        Under the provisions of Part 13 of the MBCA, a shareholder of a Massachusetts corporation is entitled to appraisal rights, and payment of the fair value of his, her or its shares, in the event of certain corporate actions. Appraisal rights offer shareholders the ability to demand payment in cash of the fair value of their shares in the event they are dissatisfied with the consideration that they are to receive in connection with the corporate action. Under Section 13.02(a)(1) of the MBCA, shareholders of a Massachusetts corporation generally are entitled to appraisal rights in the event of a merger, but such rights are subject to certain exceptions. Under the MBCA, the Company is required to state whether it has concluded that Company shareholders are, are not or may be entitled to assert appraisal rights. The Company has concluded that Company shareholders may be entitled to appraisal rights.

        An exception set forth in Section 13.02(a)(1) of the MBCA generally provides that shareholders are not entitled to appraisal rights in a merger in which shareholders already holding marketable securities receive cash and/or marketable securities of the surviving corporation in the merger and no director, officer or controlling shareholder has an extraordinary financial interest in the transaction. As of the date of this proxy statement, this provision has not been the subject of judicial interpretation. We reserve the right to contest the validity and availability of any purported demand for appraisal rights in connection with the merger and to assert the applicability of the foregoing exception. We also reserve the right to raise such additional arguments, if any, we may have in opposition to appraisal.

        Any shareholder who believes that he, she or it is entitled to appraisal rights and who wishes to preserve those rights should carefully review Part 13 of the MBCA, a copy of which is attached to this proxy statement as Annex C, which sets forth the procedures to be complied with in perfecting any such rights. Failure to strictly comply with the procedures specified in Part 13 of the MBCA would result in the loss of any appraisal rights to which shareholders may be entitled. To the extent any shareholder seeks to assert appraisal rights but is determined by a court not to be entitled to such appraisal rights (or was entitled to exercise such appraisal rights but failed to take all necessary action to perfect them or effectively withdraws or loses them), such shareholder will be entitled to receive the merger consideration, without interest.

        Under the MBCA, shareholders who perfect their rights to appraisal in accordance with Part 13 of the MBCA and do not thereafter withdraw their demands for appraisal or otherwise lose their appraisal rights, in each case in accordance with the MBCA, will be entitled to demand payment of the "fair value" of their shares of Company common stock, together with interest, each as determined under Part 13 of the MBCA. The fair value of the shares is the value of the shares immediately before the effective time of the merger, excluding any element of value arising from the expectation or accomplishment of the merger, unless exclusion would be inequitable. Shareholders should be aware that the fair value of their shares of Company common stock as determined by Part 13 of the MBCA could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares.

        Shareholders who wish to exercise appraisal rights or to preserve their right to do so should review the following discussion and Part 13 of the MBCA carefully. Shareholders who fail to timely and properly comply with the procedures specified will lose their appraisal rights. If a broker, bank or other nominee holds your shares of Company common stock and you wish to assert appraisal rights, you must instruct your nominee to take the steps necessary to enable you to assert appraisal rights. If you or your nominee fails to follow all of the steps required by the MBCA, you will lose any right to demand appraisal of your shares. You should note that a vote in favor of the merger agreement will result in the waiver of any right that you would otherwise have to demand payment for your shares under the appraisal rights provisions of the MBCA.

        A shareholder who wishes to assert appraisal rights must deliver written notice of such shareholder's intent to demand payment to the Company's principal offices at the following address: 829 Middlesex Turnpike, Billerica, MA 01821, Attention: Secretary. If the Company does not receive a shareholder's written notice of intent to demand payment prior to the vote at the special meeting of shareholders, or if such shareholder votes, or causes or permits to be voted, his, her or its shares of Company common stock in favor of approval of the merger agreement, such shareholder will not be entitled to any appraisal rights under the provisions of the MBCA and will instead only be entitled to receive the merger consideration. The submission of a proxy card voting "against" or "abstaining" on the merger agreement proposal will not constitute sufficient notice of a shareholder's intent to demand appraisal rights to satisfy Part 13 of the MBCA.

        Only a holder of record of shares of Company common stock may exercise appraisal rights. Except as described below, a shareholder may assert appraisal rights only if such shareholder seeks such rights with respect to all of his, her or its shares. A record shareholder may assert appraisal rights as to fewer than all the shares registered in his, her or its name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the Company in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name will be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

        If the merger is completed, Part 13 of the MBCA requires the Company to deliver a written appraisal notice to all shareholders who satisfied the requirements described above. The appraisal notice must be sent by the Company no earlier than the date the merger becomes effective and no later than 10 days after such date. The appraisal notice must include a copy of Part 13 of the MBCA and a certification form that specifies the date of the first announcement to Company shareholders of the principal terms of the merger and requires the shareholder asserting appraisal rights to certify (1) whether or not beneficial ownership of the shares for which appraisal rights are asserted was acquired before the announcement date and (2) that the shareholder did not vote in favor of the merger agreement. The appraisal notice also must state:

  •
  the date by which the Company must receive the certification form, which may not be fewer than 40 nor more than 60 days after the date the appraisal notice and certification form are sent to shareholders demanding appraisal, and that the shareholder waives the right to demand appraisal with respect to the shares unless the Company receives the certification form by such date;

  •
  where the certification form must be sent and where certificates for certificated shares must be deposited and the date by which the certificates must be deposited;

  •
  the Company's estimate of the fair value of the shares;

  •
  that, if requested by the shareholder in writing, the Company will provide the number of shareholders who return certification forms by the due date and the total number of shares owned by them; and

  •
  the date by which the notice to withdraw a demand for appraisal must be received.

        Once a shareholder deposits his, her or its certificates or, in the case of uncertificated shares, returns the executed certification form, the shareholder loses all rights as a shareholder unless the shareholder withdraws from the appraisal process by notifying the Company in writing by the withdrawal deadline. A shareholder who does not withdraw from the appraisal process in this manner may not later withdraw without the Company's written consent. A shareholder who does not execute and return the form (and in the case of certificated shares, deposit such shareholder's share certificates) by the due date will not be entitled to payment under Part 13 of the MBCA.

        Part 13 of the MBCA provides for certain differences in the rights of shareholders exercising appraisal rights depending on whether their shares are acquired before or after the announcement of a merger. Except with respect to shares acquired after the announcement date of June 21, 2016, the Company must pay in cash to those shareholders who are entitled to appraisal rights and have complied with the procedural requirements of Part 13 of the MBCA, the amount that the Company estimates to be the fair value of their shares, plus interest. Interest accrues from the effective time of the merger until the date of payment, at the average rate currently paid by the Company on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances. This payment must be made by the Company within 30 days after the due date of the certification form, and must be accompanied by:

  •
  recent financial statements of the Company;

  •
  a statement of the Company's estimate of the fair value of the shares, which estimate must equal or exceed the Company's estimate given in the appraisal notice; and

  •
  a statement that shareholders who complied with the procedural requirements have the right, if dissatisfied with such payment, to demand further payment as described below.

        A shareholder who has been paid the Company's estimated fair value and is dissatisfied with the amount of the payment must notify the Company in writing of his, her or its estimate of the fair value of the shares and demand payment of that estimate plus interest, less the payment already made. A shareholder who fails to notify the Company in writing of his, her or its demand to be paid such shareholder's stated estimate of the fair value plus interest within 30 days after receiving the Company's payment waives the right to demand further payment and will be entitled only to the payment made by the Company based on the Company's estimate of the fair value of the shares.

        The Company may withhold payment from shareholders who are entitled to appraisal rights but did not certify that beneficial ownership of all of such shareholder's shares for which appraisal rights are asserted was acquired before the announcement date. If the Company elects to withhold payment, it must provide such shareholders notice of certain information within 30 days after the due date of the certification form, including the Company's estimate of fair value and the shareholder's right to accept the Company's estimate of fair value, plus interest, in full satisfaction of the shareholder's demand. Those shareholders who wish to accept the offer must notify the Company of their acceptance within 30 days after receiving the offer. Within 10 days after receiving a shareholder's acceptance, the Company must pay in cash the amount it offered in full satisfaction of the accepting shareholder's demand.

        A shareholder offered payment who is dissatisfied with that offer must reject the offer and demand payment of his, her or its stated estimate of the fair value of such shareholder's shares, plus interest. A shareholder who fails to notify the Company in writing of his, her or its demand to be paid his, her or its stated estimate of the fair value plus interest within 30 days after receiving the Company's offer of payment waives the right to demand payment and will be entitled only to the payment offered by the Company based on the Company's estimate of the fair value of the shares. Those shareholders who do not reject the Company's offer in a timely manner will be deemed to have accepted the Company's offer, and the Company must pay to them in cash the amount it offered to pay within 40 days after sending the offer.

        If a shareholder makes a demand for payment which remains unsettled, the Company must commence an equitable proceeding in Middlesex Superior Court, Commonwealth of Massachusetts, within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the 60-day period, it must pay in cash to each shareholder the amount such shareholder demanded, plus interest. The Company must make all shareholders whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties must be served with a copy of the petition. Each shareholder made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of the shareholder's shares, plus interest, exceeds the amount paid by the Company to the shareholder for such shares or (2) the fair value, plus interest, of the shareholder's shares for which the Company elected to withhold payment.

        The court in an appraisal proceeding must determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court must assess any costs against the Company, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Part 13 of the MBCA.

        The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

  •
  against the Company and in favor of any or all shareholders demanding appraisal if the court finds the Company did not substantially comply with its requirements under Part 13 of the MBCA; or

  •
  against either the Company or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Part 13 of the MBCA.

        If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the Company, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited. To the extent the Company fails to make a required payment pursuant to Part 13 of the MBCA, the shareholder may sue directly for the amount owed and, to the extent successful, will be entitled to recover from the Company all costs and expenses of the suit, including counsel fees.

        The foregoing discussion is not a complete statement of the law pertaining to appraisal rights under the MBCA and is qualified in its entirety by the full text of Part 13 of the MBCA, which is attached to this proxy statement as Annex C. Shareholders should consult with their advisors, including legal counsel, in connection with any demand for appraisal.

DELISTING AND DEREGISTRATION OF COMPANY COMMON STOCK

        If the merger is consummated, the Company common stock will be delisted from Nasdaq and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC on account of the Company common stock.

CONDUCT OF OUR BUSINESS IF THE MERGER IS NOT COMPLETED

        In the event that the required shareholder approval is not obtained or if the merger is not completed for any other reason, our shareholders will not receive any consideration from Buyer or Transitory Subsidiary for their shares of Company common stock. Instead, we would remain an independent public company, our common stock would continue to be listed and traded on Nasdaq and our shareholders would continue to be subject to the same risks and opportunities to which they currently are subject with respect to their ownership of Company common stock. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of our shares, including the risk that the market price of Company common stock may decline to the extent that the current market price of our stock reflects a market assumption that the merger will be completed. If the merger is not completed, our business could be disrupted, including our ability to retain and hire key personnel, potential adverse reactions or changes to our business relationships and uncertainty surrounding our future plans and prospects.

        Pursuant to the merger agreement, under certain circumstances, we are permitted to terminate the merger agreement and to accept a superior proposal. See "The Merger Agreement (Proposal One)—Termination" beginning on page 91.

        Pursuant to the merger agreement, under certain circumstances, if the merger is not completed, we may be obligated to pay Buyer the Company termination fee. See "The Merger Agreement (Proposal One)—Termination Fee" beginning on page 92.

 OTHER MATTERS

Other Matters for Action at the Special Meeting

        As of the date of this proxy statement, the board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

Future Shareholder Proposals

        If the merger is consummated, we will not have public shareholders and there will be no public participation in any future meeting of shareholders of the Company. However, if the merger is not consummated, we will hold a 2016 annual meeting of shareholders. Any shareholder nominations or proposals for other business intended to be presented at our 2016 annual meeting must be submitted to the Company as set forth below.

        If the merger is not consummated and we hold our 2016 annual meeting within 30 days before or after the one-year anniversary of the date of our 2015 annual meeting of shareholders, under SEC rules, a shareholder who intends to present a proposal, including nomination of a director, at our 2016 annual meeting and who wishes the proposal to be included in the proxy statement and proxy card for that meeting, must submit the proposal in writing to the Secretary of the Company at the principal executive office of the Company before March 31, 2016. SEC rules set standards for the types of shareholder proposals and the information that must be provided by the shareholder making the request. The Company did not receive any shareholder proposals before March 31, 2016. If such meeting is called for a date not within 30 days before or after the one-year anniversary of the date of our 2015 annual meeting of shareholders, then the proposal must be received on the 10th day following the earlier of (a) the day on which notice of the date of such meeting was mailed and (b) the date the Company publicly disclosed the date of such meeting.

        If you wish to present a proposal at the 2016 annual meeting, but do not wish to have the proposal considered for inclusion in our proxy statement and proxy card, you must also give written notice to the Secretary of the Company at the principal executive office of the Company. Our by-laws specify the information that must be included in any such notice, including a description of the proposal and the name of the shareholder proposing such business. We must receive this notice at least 95 days, but not more than 125 days, prior to September 3, 2016. However, if the 2016 annual meeting is scheduled to be held prior to August 4, 2016 or after October 3, 2016, your notice must be received no later than the close of business on the 10th day following the earlier of (a) the day on which notice of the date of such meeting was mailed and (b) the date the Company publicly disclosed the date of such meeting. If you fail to provide timely notice of a proposal to be presented at the 2016 annual meeting, the chairman or other presiding officer of the annual meeting may exclude the proposal from being brought before the annual meeting.

Shareholders Sharing the Same Address

        Some banks, brokerage firms and other nominee record holders may be participating in the practice of "householding." This means that only one copy of our proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of our proxy statement to you if you write, call or email us at:

  American Science and Engineering, Inc.
  829 Middlesex Turnpike
  Billerica, Massachusetts 01821
  Attention: Vice President and General Counsel
  (978) 262-8700

        If you would like to receive separate copies of our proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address, phone number or email address.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investor Relations section of our website, www.as-e.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.

        Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) after the date of this proxy statement and before the date of the special meeting.

  •
  Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (filed with the SEC on May 24, 2016);

  •
  Current Reports on Form 8-K filed with the SEC on June 30, 2016, June 21, 2016 and May 11, 2016; and

  •
  Definitive Proxy Statement for our 2015 annual meeting of shareholders filed with the SEC on July 29, 2015.

        Any person, including any beneficial owner of shares of Company common stock, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us by written or telephonic request directed to Investor Relations Department, American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, MA 01821 or (978) 262-8700; or from our proxy solicitor, Georgeson LLC (toll-free at (800) 509-1078); or from the SEC through the SEC website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [    ], 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS SUBSEQUENT TO THAT DATE DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

OSI SYSTEMS, INC.,

APPLE MERGER SUB, INC.

and

AMERICAN SCIENCE AND ENGINEERING,  INC.

Dated as of June 20, 2016

A-i

A-ii

A-iii

A-iv

TABLE OF DEFINED TERMS

Terms	Reference in Agreement
Acquisition Proposal	Section 6.1(g)
Affiliate	Section 3.2(b)
Agreement	Preamble
Alternative Acquisition Agreement	Section 6.1(b)(v)
Alternative Definitive Acquisition Agreement	Section 6.1(b)
Antitrust Laws	Section 3.4(c)
Articles of Merger	Section 1.2
Assumed Cash Award	Section 2.3(c)
Bankruptcy and Equity Exception	Section 3.4(a)
Bribery Act	Section 3.17(a)
Business Day	Section 1.3
Buyer	Preamble
Buyer Common Stock	Section 4.2(c)
Buyer Disclosure Schedule	Article IV
Buyer Material Adverse Effect	Section 4.1
Buyer Termination Fee	Section 8.3(d)
Certificate	Section 2.2(b)
Clean Team Agreement	Section 6.4
Closing	Section 1.3
Closing Date	Section 1.3
Code	Section 2.2(g)
Company	Preamble
Company Balance Sheet	Section 3.5(b)
Company Board	Preamble
Company Board Recommendation	Section 6.1(b)(i)
Company Board Recommendation Change	Section 6.1(b)(iv)
Company Common Stock	Preamble
Company Disclosure Schedule	Article III
Company Employees	Section 6.11(a)
Company Environmental Permits	Section 3.14(b)
Company Insiders	Section 6.10(c)
Company Intellectual Property	Section 3.10(b)
Company Intervening Event	Section 6.1(g)
Company Leases	Section 3.9(b)
Company Material Adverse Effect	Section 3.1
Company Material Contracts	Section 3.11(a)
Company Meeting	Section 3.4(d)
Company Permits	Section 3.18
Company Preferred Stock	Section 3.2(a)
Company Restricted Shares	Section 2.3(b)
Company Rights	Section 3.2(a)
Company Rights Agreement	Preamble
Company RSUs	Section 2.3(c)
Company SEC Reports	Section 3.5(a)
Company Shareholder Approval	Section 3.4(a)
Company Stock Options	Section 2.3(a)
Company Stock Plans	Section 2.3(a)
Company Termination Fee	Section 6.1(b)

A-v

Terms	Reference in Agreement
Company Voting Proposal	Section 3.4(a)
Company's Knowledge	Section 9.13
Confidentiality Agreement	Section 5.2
Current D&O Insurance	Section 6.8(c)
Dissenting Shares	Section 2.4(a)
Effective Time	Section 1.2
Employee Benefit Plan	Section 3.15(a)
Environmental Law	Section 3.14(c)
ERISA	Section 3.15(a)
ERISA Affiliate	Section 3.15(a)
Exchange Act	Section 3.4(c)
Export Control Laws	Section 3.17(b)
FCPA	Section 3.17(a)
First Extension Period	Section 8.1(b)
GAAP	Section 3.5(b)
Government Bid	Section 3.25(a)
Government Contract	Section (iv)
Governmental Entity	Section 3.4(c)
Hazardous Substance	Section 3.14(d)
HSR Act	Section 3.4(c)
Indemnified Parties	Section 6.8(a)
Intellectual Property	Section 3.10(a)
IRS	Section 3.15(a)
Law	Section 1.3
Liens	Section 3.4(b)
Maximum Premium	Section 6.8(c)
MBCA	Preamble
Merger	Preamble
Merger Consideration	Preamble
New Plans	Section 6.11(a)
Old Plans	Section 6.11(a)
Ordinary Course of Business	Section 3.6
Outside Date	Section 8.1(b)
Paying Agent	Section 2.2(a)
Payment Fund	Section 2.2(a)
Person	Section 2.2(b)
Pre-Closing Period	Section 5.1
Proxy Statement	Section 2.2(a)
Qualifying Transaction	Section 8.3(b)(iii)
Recommendation Change Notice	Section 6.1(c)
Required Company Shareholder Vote	Section 3.4(d)
Representatives	Section 6.1(a)
Restricted Cash	Section 2.3(c)
Restrictive Order	Section 6.6(b)
Sanctions	Section 3.17(c)
SEC	Section 3.4(c)
Section 16 Information	Section 6.10(b)
Securities Act	Section 3.2(b)
Significant Customer	Section 3.12(a)
Significant Supplier	Section 3.12(b)

A-vi

Terms	Reference in Agreement
Specified Time	Section 6.1(a)
Subsidiary	Section 3.3(a)
Superior Proposal	Section 6.1(g)
Surviving Corporation	Section 1.4
Tax Returns	Section 3.8(a)
Taxes	Section 3.8(a)
Third Party Intellectual Property	Section 3.10(b)
Transitory Subsidiary	Preamble
WARN List	Section 6.14

A-vii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of June 20, 2016, by and among OSI Systems, Inc., a Delaware corporation (the "Buyer"), Apple Merger Sub, Inc., a Massachusetts corporation and a wholly owned subsidiary of the Buyer (the "Transitory Subsidiary"), and American Science and Engineering, Inc., a Massachusetts corporation (the "Company").

        WHEREAS, upon the terms and conditions of this Agreement and in accordance with the Massachusetts Business Corporation Act (the "MBCA"), the Buyer, the Transitory Subsidiary and the Company have agreed to enter into a business combination pursuant to which the Transitory Subsidiary will merge with and into the Company, with the Company as the surviving corporation and a wholly owned subsidiary of the Buyer (the "Merger") and each share of common stock, $0.66 2/3 par value per share, of the Company ("Company Common Stock"), except as otherwise provided herein, being converted in the Merger into the right to receive $37.00 in cash, without interest (the "Merger Consideration");

        WHEREAS, the Board of Directors of the Company (the "Company Board") has unanimously (i) adopted this Agreement and approved the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby, (ii) directed that this Agreement be submitted to a vote of the Company's shareholders for their approval and (iii) subject to the terms and conditions set forth in this Agreement, resolved to recommend that the Company's shareholders approve this Agreement and the transactions contemplated hereby;

        WHEREAS, the Board of Directors of each of the Buyer and the Transitory Subsidiary has (i) determined that the Merger and the other transactions contemplated by this Agreement are fair to and in the best interests of the Buyer and the Transitory Subsidiary, as applicable, and their respective stockholders and (ii) approved this Agreement; and

        WHEREAS, the Buyer has required, as a condition and inducement to its willingness to enter into this Agreement, that the Company Board exempt, and the Company Board has so exempted, the Merger and the other transactions contemplated hereby from the Rights Agreement, originally dated as of April 17, 2008, as amended December 18, 2014, between the Company and American Stock Transfer & Trust Company, as rights agent, as set forth in and pursuant to the Rights Agreement Amendment executed contemporaneously with this Agreement and attached hereto as Exhibit A (as amended to date, the "Company Rights Agreement").

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer, the Transitory Subsidiary and the Company agree as follows:

ARTICLE I

THE MERGER

        1.1.    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the MBCA, the Transitory Subsidiary shall merge with and into the Company at the Effective Time.

        1.2.    Effective Time of the Merger.     Subject to the provisions of this Agreement, prior to the Closing, the Buyer and the Company shall jointly prepare, and as soon as practicable on the Closing Date shall cause to be filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts, articles of merger (the "Articles of Merger") in such form as is required by, and executed in accordance with, the relevant provisions of the MBCA and shall make all other filings or recordings required under the MBCA. The Merger shall become effective upon the filing of the Articles of Merger with the Secretary of the Commonwealth of the Commonwealth of Massachusetts or at such later time as is established by the Buyer and the Company and set forth in the Articles of Merger (the "Effective Time").

        1.3.    Closing.     The closing of the Merger (the "Closing") shall take place at 10:00 a.m., Eastern time, on a date to be specified by the Buyer and the Company (the "Closing Date"), which shall be no later than the second Business Day after satisfaction or waiver of the conditions set forth in Article VII (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing), at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, unless another date, place or time is agreed to in writing by the Buyer and the Company. For purposes of this Agreement, a "Business Day" shall be any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions located in Boston, Massachusetts or New York, New York are permitted or required by Law, executive order or governmental decree to remain closed. For purposes of this Agreement, "Law" shall mean any federal, state, local or foreign law (including common law), statute, ordinance, rule, regulation, judgment, settlement, order, injunction, decree, arbitration award, permit, license of any Governmental Entity or agency requirement of any Governmental Entity.

        1.4.    Effects of the Merger.     At the Effective Time (a) the separate existence of the Transitory Subsidiary shall cease, the Transitory Subsidiary shall be merged with and into the Company and the Company shall be the surviving corporation in the Merger and continue as a Massachusetts corporation (the Company following the Merger is sometimes referred to herein as the "Surviving Corporation") and (b) by virtue of the Merger and without further action of any party, the Articles of Organization and By-laws of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to be in the form of (except with respect to the name of the Company) the Articles of Organization and By-laws of the Transitory Subsidiary, and as so amended shall be the Articles of Organization and By-laws of the Surviving Corporation until thereafter amended as provided therein or by applicable Law. Under the MBCA, from and after the Effective Time, the Surviving Corporation will succeed to all the assets, rights, privileges, immunities, powers and franchises and be subject to all of the liabilities, obligations, restrictions, disabilities and duties of the Company and the Transitory Subsidiary.

        1.5.    Directors and Officers of the Surviving Corporation.

        (a)   The directors of the Transitory Subsidiary immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Organization and By-laws of the Surviving Corporation.

        (b)   The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Articles of Organization and By-laws of the Surviving Corporation.

ARTICLE II

CONVERSION OF SECURITIES

        2.1.    Conversion of Capital Stock.     As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of the Company or capital stock of the Transitory Subsidiary:

        (a)    Capital Stock of the Transitory Subsidiary.     Each share of the common stock of the Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

        (b)    Cancellation of Company and Buyer-Owned Stock.     As of the Effective Time, (i) all shares of Company Common Stock that are owned by a Subsidiary of the Company, the Buyer or the Transitory Subsidiary immediately prior to the Effective Time shall be automatically cancelled and shall cease to exist and no Merger Consideration or other consideration shall be delivered in exchange therefor; and (ii) all shares of Company Common Stock that are owned by any direct or indirect Subsidiary of the Buyer (other than the Transitory Subsidiary) shall be converted into and become validly issued, fully paid and nonassessable shares of common stock of the Surviving Corporation (except that that number of shares of the Company Common Stock owned by any such Subsidiary may be adjusted following the Merger to maintain relative ownership percentages).

        (c)    Merger Consideration for Company Common Stock.     Subject to Section 2.2, each share of Company Common Stock (other than shares referred to in Section 2.1(b) and any Dissenting Shares (as defined in Section 2.4(a) below)) issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive the Merger Consideration in cash, without interest. As of the Effective Time, all such shares of Company Common Stock (other than shares referred to in Section 2.1(b) and Dissenting Shares, if any) shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pursuant to this Section 2.1(c) upon the surrender of such certificate in accordance with Section 2.2, without interest.

        (d)    Adjustments to Merger Consideration.     The Merger Consideration shall be adjusted to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization or other like change with respect to Company Common Stock occurring (or for which a record date is established) after the date hereof and prior to the Effective Time.

        2.2.    Exchange of Certificates.     The procedures for exchanging outstanding shares of Company Common Stock for the Merger Consideration pursuant to the Merger are as follows:

        (a)    Paying Agent.     Prior to the time of the mailing of the proxy statement to be sent to the shareholders of the Company related to the Merger and the other transactions contemplated by this Agreement (including any amendments or supplements thereto, the "Proxy Statement"), Buyer shall (i) designate, or cause to be designated, a bank or trust company that is reasonably acceptable to the Company (the "Paying Agent"), and (ii) enter into a paying agent agreement, in form and substance reasonably acceptable to the Company, with such Paying Agent to act as agent for the payment in accordance with this Article II of the Merger Consideration to the holders of shares of Company Common Stock. At or prior to the Effective Time, the Buyer shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of shares of Company Common Stock, for payment through the Paying Agent in accordance with this Section 2.2, immediately available funds in an amount sufficient to make payment of the Merger Consideration pursuant to Section 2.1(b) in exchange for all of the outstanding shares of Company Common Stock entitled to payment thereof (the "Payment Fund"). The Company shall cooperate with the Buyer to facilitate an orderly transfer of funds. The Buyer shall instruct the Paying Agent to timely pay the Merger Consideration subject to and in accordance with the terms of this Section 2.2. The Payment Fund shall not be used for any other purpose.

        (b)    Exchange Procedures.     Promptly (and in any event within three Business Days) after the Effective Time, the Buyer shall instruct the Paying Agent to mail to each holder of record of a certificate which immediately prior to the Effective Time represented outstanding shares of Company Common Stock entitled to payment of the Merger Consideration (each, a "Certificate") (i) a letter of transmittal in customary form and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration payable with respect thereto. Upon surrender of a Certificate for cancellation to the Paying Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be paid promptly in exchange therefor cash in an amount equal to the Merger Consideration (less any required Tax withholdings), without interest, for each share of Company Common Stock formerly represented by such Certificate in accordance with the provisions of this Article II, and the Certificate so surrendered shall immediately and automatically be cancelled. The Paying Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, the Merger Consideration may be paid to a Person other than the Person in whose name the Certificate so surrendered is registered if such Certificate is presented to the Paying Agent provided that (x) the Certificate so surrendered has been properly endorsed, with signature guaranteed, or is otherwise in proper form for transfer and is accompanied by all documents required to evidence and effect such transfer and (y) the Person requesting such payment shall have provided evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration as contemplated by this Section 2.2. Notwithstanding anything to the contrary in this Agreement, any holder of uncertificated shares that immediately prior to the Effective Time represented shares of Company Common Stock ("Uncertificated Shares") shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article II. In lieu thereof, each holder of record of one or more Uncertificated Shares shall, upon receipt by the Paying Agent of an "agent's message" in customary form with respect to any Uncertificated Share, be promptly paid in exchange therefor a cash amount (less any required Tax withholdings) in immediately available funds equal to (A) the number of shares of Company Common Stock represented by such Uncertificated Shares multiplied by (B) the Merger Consideration, without interest, and such Uncertificated Shares shall forthwith be cancelled. Payment of the applicable Merger Consideration with respect to Uncertificated Shares shall only be made to the Person in whose name such Uncertificated Shares are registered. No interest shall be paid or will accrue on any payment to holders of Certificates or Uncertificated Shares pursuant to the provisions of this Article II. For purposes of this Agreement, the term "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, or other entity or group (as defined in the Exchange Act).

        (c)    No Further Ownership Rights in Company Common Stock.     All Merger Consideration paid upon the surrender for exchange of Certificates evidencing shares of Company Common Stock or Uncertificated Shares in accordance with the terms of this Article II shall be deemed to have been paid in satisfaction of all rights pertaining to such shares of Company Common Stock formerly represented by such Certificates and Uncertificated Shares, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time.

        (d)    Termination of Payment Fund.     Any portion of the Payment Fund which remains undistributed to the holders of Company Common Stock for nine (9) months after the Effective Time shall be delivered to the Buyer or otherwise on the instruction of the Buyer, and any holder of Company Common Stock who has not previously complied with this Section 2.2 shall thereafter look only to the Surviving Corporation and the Buyer (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby to which such holders are entitled pursuant to Section 2.1. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable abandoned property, escheat, or other similar Laws, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

        (e)    No Liability.     To the extent permitted by applicable law, none of the Buyer, the Transitory Subsidiary, the Company, the Surviving Corporation or the Paying Agent, or any employee, officer, trustee, director, agent or Affiliate thereof, shall be liable to any holder of shares of Company Common Stock delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        (f)    Investment of Payment Fund.     The Paying Agent shall invest the cash included in the Payment Fund as directed by the Buyer. Any interest and other income resulting from such investments shall be paid to and be income of the Buyer. If for any reason (including losses) the cash in the Payment Fund shall be insufficient to fully satisfy all of the payment obligations to be made in cash by the Payment Agent hereunder, the Buyer shall promptly deposit cash into the Payment Fund in an amount which is equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations.

        (g)    Withholding Rights.     Each of the Buyer, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock, Company Stock Options, Company RSUs or Company Restricted Shares, as applicable, such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any other applicable state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation, the Buyer or the Paying Agent, as the case may be, such withheld amounts (i) shall be remitted by the Surviving Corporation, the Buyer or the Paying Agent, as the case may be, to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to such holder in respect of which such deduction and withholding was made by the Surviving Corporation, the Buyer or the Paying Agent, as the case may be.

        (h)    Lost Certificates.     If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed to the reasonable satisfaction of the Buyer and the Paying Agent, and if reasonably required by the Buyer or the Paying Agent, the posting by such Person of a bond in such reasonable amount as the Buyer or the Paying Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate or other documentation reasonably requested by the Buyer, the Paying Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration deliverable in respect thereof pursuant to this Agreement.

        2.3.    Company Stock Plans and Cash Awards.

        (a)   Effective as of immediately prior to the Effective Time, each then-outstanding and unexercised option to purchase Company Common Stock ("Company Stock Options") granted under the American Science & Engineering, Inc. 2005 Equity and Incentive Plan (as amended from time to time) or the American Science & Engineering, Inc. 2014 Equity and Incentive Plan (as amended from time to time) (collectively, the "Company Stock Plans") shall vest in full and automatically be canceled and converted into the right to receive, in accordance with this Section 2.3, from the Buyer or the Surviving Corporation an amount of cash, without interest, equal to the product of (i) the total number of shares of Company Common Stock then underlying such Company Stock Option multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Stock Option, less such amounts as are required to be deducted or withheld therefrom under applicable tax laws. In the event that the exercise price of any Company Stock Option, whether vested or unvested, is equal to or greater than the Merger Consideration, such Company Stock Option shall be cancelled and have no further force or effect, without any consideration being payable in respect thereof or in exchange for such cancellation, and all rights with respect to such Company Stock Option shall terminate as of the Effective Time.

        (b)   Effective as of immediately prior to the Effective Time, each share of Company Common Stock granted under any Company Stock Plan that is subject to repurchase by the Company pursuant to a restricted stock agreement with the Company ("Company Restricted Shares") that is then outstanding and unvested shall automatically become fully vested and the restrictions thereon shall lapse, and each such Company Restricted Share shall be canceled and converted into the right to receive from the Buyer or the Surviving Corporation the Merger Consideration, without any interest thereon, less such amounts as are required to be deducted or withheld therefrom under applicable tax laws.

        (c)   Effective as of immediately prior to the Effective Time, each award of restricted stock units granted under any Company Stock Plan ("Company RSUs") that is then outstanding and unvested shall be assumed by the Buyer and shall be converted into a new award of restricted stock units of the Buyer ("Assumed RSUs") covering a number of shares of common stock, $0.001 par value per share, of the Buyer ("Buyer Common Stock") equal to the product of (i) the total number of shares of Company Common Stock then underlying such Company RSU award multiplied by (ii) the quotient obtained by dividing (x) the Merger Consideration by (y) the average closing sales price for a share of Buyer Common Stock on the Nasdaq Global Select Market for the ten (10) consecutive trading days ending with, and including, the trading day that is two (2) trading days prior to the date of the Closing Date. Subject to the following sentence, each Assumed RSU shall otherwise continue to have, and be subject to, the same terms and conditions (including the vesting arrangements and other terms and conditions set forth in the applicable Company Stock Plan and the Company RSU award agreement thereunder) as are in effect immediately prior to the Effective Time, except that the Buyer shall have any and all amendment and administrative authority with respect to such Assumed RSUs (subject, in the case of any amendment, to the required consent of the affected holder of such Assumed RSU). For purposes of this Section 2.3(c), with respect to any Company RSUs granted pursuant to a form of American Science & Engineering, Inc. Performance-Based Restricted Stock Units Agreement for FY 2016-2018 Performance Period agreement, any performance-based vesting conditions (i.e., vesting conditions other than those based solely on the continued service of the holder of the Company RSU) applicable to such Company RSUs shall be deemed to have been satisfied based on actual performance if the applicable performance period has concluded and the applicable performance result can be calculated, or, if the applicable performance period has not concluded or the applicable performance results cannot be calculated, then based on "target-level" performance.

        (d)   Effective as of immediately prior to the Effective Time, each cash award granted pursuant to a form American Science & Engineering, Inc. FY2014 Long Term Incentives Cash Award Agreement or form American Science & Engineering, Inc. FY2015 Long Term Incentives Cash Award Agreement ("Restricted Cash") that is then outstanding and unvested shall be assumed by the Buyer ("Assumed Cash Awards"). Each Assumed Cash Award shall continue to have, and be subject to, the same terms and conditions (including the vesting arrangements and other terms and conditions set forth in the applicable award agreement) as are in effect immediately prior to the Effective Time.

        (e)   The Buyer shall, or shall cause the Surviving Corporation to, make the payments contemplated by the foregoing Section 2.3(a) and Section 2.3(b) as promptly as practicable (and in any event within five (5) Business Days) after the Effective Time.

        (f)    As soon as practicable following the execution of this Agreement, the Company shall mail to each Person who is a holder of Company Stock Options, Company Restricted Shares, Company RSUs or Restricted Cash a letter describing the treatment of, and, if applicable, payment for such equity or cash awards pursuant to this Section 2.3 and, if applicable, providing instructions for use in obtaining payment therefor. Additionally, prior to the Effective Time, the Company Board and/or the appropriate committee thereof shall adopt resolutions providing for the treatment of Company Stock Options, Company Restricted Shares, Company RSUs and Restricted Cash as contemplated by this Section 2.3.

        (g)   The Buyer and the Company may agree to treat equity compensation held by Company employees subject to non-U.S. law in another manner to take into account applicable non-U.S. law or Tax or employment considerations.

        2.4.    Dissenting Shares.

        (a)   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a shareholder who has not voted in favor of this Agreement or the Merger or consented thereto in writing, and has perfected and not withdrawn a demand for appraisal of such shares of Company Common Stock in accordance with the MBCA (any such shares being referred to as "Dissenting Shares" unless and until such time as such holder effectively withdraws or otherwise loses such holder's appraisal rights under the MBCA) shall not be converted into or represent the right to receive Merger Consideration in accordance with Section 2.1, but shall be entitled only to the payment provided to a holder of Dissenting Shares by Section 13.02 of the MBCA.

        (b)   If any Dissenting Shares shall lose their status as such (through withdrawal or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares will no longer be Dissenting Shares and, if the occurrence of such effective withdrawal or other loss of status is later than the Effective Time, will be treated as if the shareholder had, as of the Effective Time, been converted into the right to receive Merger Consideration in accordance with Section 2.1, without interest thereon, upon surrender of the Certificate formerly representing such shares.

        (c)   The Company shall give the Buyer: (i) prompt written notice of any notice of intent to demand or demand for appraisal received by the Company prior to the Effective Time pursuant to the MBCA, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the MBCA that relate to such demand; and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not make any payment or settlement offer or approve any withdrawal of any such demand prior to the Effective Time with respect to any such demand, notice or instrument unless the Buyer shall have given its written consent to such payment, settlement offer or withdrawal of any such demand.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to the Buyer and the Transitory Subsidiary that the statements contained in this Article III are true and correct, except (a) as disclosed in the Company SEC Reports filed or furnished after March 31, 2016 and prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any "risk factor" or "forward-looking statements" Section or other forward-looking statements to the extent such statements are cautionary, predictive or forward-looking in nature, and provided that nothing disclosed in such Company SEC Reports shall be deemed to be a qualification or modification to the representations and warranties set forth in Section 3.4, 3.21, 3.22 or 3.23) or (b) as set forth in the disclosure schedule delivered by the Company to the Buyer and the Transitory Subsidiary and dated as of the date of this Agreement (the "Company Disclosure Schedule").

        3.1.    Organization, Standing and Power.     The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to the Buyer complete and accurate copies of the Articles of Organization and By-laws, with all amendments thereto through the date hereof, of the Company. For purposes of this Agreement, the term "Company Material Adverse Effect" means any event, change, circumstance, condition, effect, development or state of facts that, individually or in the aggregate, is or is reasonably likely to be materially adverse to the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that "Company Material Adverse Effect" shall not include the effect of any event, change, circumstance, condition, effect, development or state of facts to the extent resulting from, arising out of or attributable to: (i) general economic or political conditions (or changes in such conditions) in the United States or any other country or region in the world; (ii) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world; (iii) conditions (or changes in such conditions) in the industries in which the Company and its Subsidiaries conduct business; (iv) acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world; (v) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world; (vi) the announcement of this Agreement or the pendency or consummation of the transactions contemplated hereby (provided that the exceptions in this clause (vi) shall not apply to the representations and warranties made in Sections 3.4, 3.10(b) or 3.15(g)); (vii) the taking of any action specifically required or contemplated by this Agreement; (viii) changes in law or GAAP (or the interpretations thereof); (ix) any fees or expenses incurred in connection with the transactions contemplated by this Agreement; (x) changes in the Company's stock price or the trading volume of the Company's stock, or any failure by the Company to meet any public estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period, or any failure by the Company to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that, in each case, the facts giving rise or contributing to or the underlying cause of such changes or failures may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect, unless such changes or failures would otherwise be excepted from this definition); or (xi) any legal proceedings made or brought by any of the current or former shareholders of the Company (on their behalf or on behalf of the Company) against the Company, including legal proceedings arising out of the Merger or in connection with any other transactions contemplated by this Agreement; except, in the case of the foregoing clauses (i) through (v) and (viii), to the extent such event, change, circumstance, condition, effect, development or state of facts disproportionately adversely affects in a material respect the Company and its Subsidiaries, taken as a whole, as compared to other companies that conduct business in the countries and regions in the world and in the industries in which the Company and its Subsidiaries conduct business (in which case, such adverse effects shall be taken into account when determining whether a Company Material Adverse Effect has occurred or may or would occur solely to the extent they are disproportionate in a material respect).

        3.2.    Capitalization.

        (a)   The authorized capital stock of the Company as of the date of this Agreement consists of 20,000,000 shares of Company Common Stock and 100,000 shares of preferred stock, no par value per share ("Company Preferred Stock"). The rights and privileges of each class of the Company's capital stock are as set forth in the Company's Articles of Organization, as amended and as in effect on the date hereof. As of June 17, 2016, (i) 7,138,104 shares of Company Common Stock were issued and outstanding and (ii) no shares of Company Preferred Stock were issued or outstanding. An aggregate of 10,000 shares of Company Preferred Stock have been designated as Series A Preferred Stock, all of which were reserved for issuance upon exercise of preferred stock purchase rights (the "Company Rights") issuable pursuant to the Company Rights Agreement, which expires on April 16, 2018, a complete and accurate copy of which, including all amendments thereto through the date hereof, has been made available to the Buyer by the Company. From June 17, 2016 through the date of this Agreement, the Company has not (A) issued any shares of Company Common Stock or shares of Company Preferred Stock, other than shares of Company Common Stock issued in connection with the exercise of Company Stock Options or settlement of Company RSUs outstanding on or prior to the date of this Agreement, or (B) granted any Company Stock Options, Company Restricted Shares or Company RSUs.

        (b)   The Company has made available to the Buyer a complete and accurate list, as of the date of this Agreement: (i) for each award of Company Stock Options outstanding as of the date of this Agreement, (A) the name of the holder thereof, (B) the number of shares of Company Common Stock issuable upon exercise of such award of Company Stock Options, (C) the exercise price thereof, (D) the date of grant thereof, and (E) the vesting schedule for such award of Company Stock Options; and (ii) for each award of Company Restricted Shares and Company RSUs, (A) the name of the holder thereof, (B) the number of shares of Company Common Stock subject to such award of Company Restricted Shares or Company RSUs, as applicable, (C) the date of grant thereof, and (D) the vesting schedule thereof. Each award of Company Stock Options, Company Restricted Shares and Company RSUs was made in accordance in all material respects with the terms of the applicable Company Stock Plan and applicable law. The Company has made available to the Buyer complete and accurate copies of all Company Stock Plans and the forms of (A) stock option agreements evidencing Company Stock Options, (B) agreements evidencing Company Restricted Shares and (C) agreements evidencing Company RSUs, in each case, including all amendments thereto through the date hereof. The actions contemplated under Section 2.3 are permissible under the applicable Company Stock Plan and/or any applicable award agreement thereunder without consent from the holder of any such award or the Company's shareholders.

        (c)   Except (i) as set forth in this Section 3.2, (ii) as reserved for future grants under Company Stock Plans, as of the date of this Agreement and (iii) pursuant to the Company Rights Agreement, (A) there are no equity securities of any class of the Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (B) there are no subscriptions, options, warrants, equity securities, calls, rights or agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right or agreement. The Company does not have any outstanding stock appreciation rights, phantom stock, performance based units or rights or similar rights or obligations. Neither the Company nor, to the Company's knowledge, any of its Affiliates is a party to or is bound by any agreements with respect to the voting (including voting trusts and proxies) or sale or transfer

(including agreements imposing transfer restrictions) of any shares of capital stock or other equity interests of the Company. For purposes of this Agreement, the term "Affiliate" when used with respect to any party shall mean any Person who is an "affiliate" of that party within the meaning of Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Except as set forth in this Section 3.2 or contemplated by this Agreement, except for the Company Rights Agreement and except to the extent arising pursuant to applicable state takeover or similar laws, there are no registration rights, and there is no rights agreement, "poison pill" anti-takeover plan or other similar agreement to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of the Company. Upon any issuance of any shares of Company Common Stock in accordance with the terms of the applicable Company Stock Plan, such shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens.

        (d)   All outstanding shares of Company Common Stock are, and all shares of Company Common Stock subject to issuance as specified in Section 3.2(b) above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable, free and clear of any Liens, and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the MBCA, the Company's Articles of Organization or By-laws, as amended and as in effect on the date hereof, or any agreement to which the Company is a party or is otherwise bound.

        (e)   There are no obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Common Stock or the capital stock of the Company or any of its Subsidiaries.

        (f)    As of the date of this Agreement, there is no outstanding indebtedness for borrowed money of the Company or any Subsidiary of the Company, individually or in the aggregate in excess of $500,000.

        3.3.    Subsidiaries.

        (a)   Section 3.3 of the Company Disclosure Schedule sets forth, as of the date of this Agreement, for each Subsidiary of the Company: (i) its name; (ii) the number and type of outstanding equity securities and a list of the holders thereof; and (iii) the jurisdiction of organization. For purposes of this Agreement, the term "Subsidiary" means, with respect to any Person, any corporation, partnership, trust, limited liability company, association, joint venture or other non-corporate business enterprise in which such Person (or another Subsidiary of such Person) holds stock or other ownership interests representing (A) an amount of such stock or other ownership interests sufficient to elect at least a majority of its board of directors or other governing body or, if there are no such voting interests, at least 50% of the voting power of all outstanding stock or ownership interests of such entity or (B) the right to receive at least 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

        (b)   Each Subsidiary of the Company is an entity duly organized, validly existing and in good standing (to the extent such concepts are applicable) under the laws of the jurisdiction of its incorporation or organization, has all requisite corporate (or similar, in the case of a non-corporate entity) power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. Each Subsidiary of the Company is duly qualified to do business and is in good standing as a foreign corporation or other entity (to the extent such concepts are applicable) in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and is not currently in default of the performance, observance or fulfillment of any provision of its certificate of incorporation, bylaws or equivalent organizational documents as in effect on the date hereof. All of the outstanding shares of capital stock and other equity securities or interests of each Subsidiary of the Company are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and all such shares (other than directors' qualifying shares in the case of non-U.S. Subsidiaries, all of which the Company has the power to cause to be transferred for no or nominal consideration to the Company or the Company's designee) are owned, of record and beneficially, by the Company or another of its Subsidiaries free and clear of all Liens (as defined in Section 3.4(b)). There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company or any of its Subsidiaries is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of, or making of an investment in (in the form of a loan, capital contribution or similar transaction), any Person, or which are convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of such Subsidiaries. There are no outstanding restricted shares, stock appreciation rights, performance units, contingent value rights, phantom stock or similar securities or rights with respect to any Subsidiary of the Company. Neither the Company nor any of its Subsidiaries is a party to any voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Company or any Subsidiary of the Company or that restricts the transfer of, or provides registration rights in respect of, any shares of capital stock of the Company or any of Subsidiary of the Company.

        (c)   The Company has made available to the Buyer complete and accurate copies of the charter, by-laws or other organizational documents, with all amendments thereto through the date hereof, of each Subsidiary of the Company.

        (d)   The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest (whether in equity or debt) in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity which is not a Subsidiary of the Company.

        3.4.    Authority; No Conflict; Required Filings and Consents.

        (a)   The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the approval of this Agreement (the "Company Voting Proposal") by the Company's shareholders under the MBCA (the "Company Shareholder Approval"), to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Company Board, at a meeting duly called and held and by resolutions duly adopted by the requisite vote of the Company Board, has (i) adopted this Agreement and approved the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby, (ii) directed that this Agreement be submitted to a vote of the Company's shareholders for their approval at a meeting of the shareholders, and (iii) subject to the provisions set forth in this Agreement, resolved to recommend that the Company's shareholders approve this Agreement and the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company, subject only to the required receipt of the Company Shareholder Approval. Such resolutions are in full force and effect and have not subsequently been rescinded or withdrawn in any way. Other than the Company Shareholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of, and performance by the Company under, this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

        (b)   The execution and delivery of this Agreement by the Company do not, and (subject to receipt of the Company Shareholder Approval) the consummation by the Company of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Articles of Organization or By-laws of the Company, as amended and as in effect on the date hereof, or of the charter, by-laws, or other organizational document of any Subsidiary of the Company, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of notice, amendment, termination, cancellation or acceleration of any obligation or loss of any benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any mortgage, security interest, pledge, lien, charge, adverse claim or encumbrance ("Liens") on the Company's or any of its Subsidiary's properties, assets or rights under, any of the terms, conditions or provisions of any lease, license, contract or other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties, assets or rights may be bound, or (iii) subject to obtaining the Company Shareholder Approval and compliance with the requirements specified in clauses (i) through (v) of Section 3.4(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their respective properties or assets, except in the case of clauses (ii) and (iii) of this Section 3.4(b) for any such conflicts, violations, breaches, defaults, notices, amendments, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained that, individually or in the aggregate, would not be material to the business of the Company and its Subsidiaries, taken as a whole.

        (c)   No consent, waiver, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any national, federal, state, or local, domestic or foreign court, arbitrational tribunal, judiciary body, regulatory or administrative agency or commission or other governmental or regulatory authority, agency or instrumentality (a "Governmental Entity") or any stock market or stock exchange on which shares of Company Common Stock are listed for trading is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for (i) the pre-merger notification requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign law, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively "Antitrust Laws"), (ii) the filing of the Articles of Merger with the Massachusetts Secretary of the Commonwealth and appropriate corresponding documents with the appropriate authorities of other states in which the Buyer, the Company or any of its Subsidiaries is qualified as a foreign corporation to transact business, (iii) the filing of the Proxy Statement with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) the filing of such other reports, schedules or materials under the Exchange Act and under the Securities Act as may be required in connection with this Agreement and the transactions contemplated hereby, (v) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities laws, the rules and regulations of The Nasdaq Global Select Market, and (vi) such other consents, waivers, approvals, licenses, permits, orders, authorizations, registrations, declarations, notices and filings which, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

        (d)   Assuming the accuracy of the Buyer's and the Transitory Subsidiary's representations and warranties set forth in Section 4.6, the affirmative vote for approval of the Company Voting Proposal by the holders of at least two-thirds of the outstanding shares of Company Common Stock on the record date for the meeting of the Company's shareholders (the "Company Meeting"), or at any adjournment or postponement thereof, in each case at which a quorum is present in accordance with the By-laws of the Company (the "Required Company Shareholder Vote") is the only vote of the holders of any class or series of the Company's capital stock or other securities necessary for the adoption of this Agreement and for the consummation by the Company of the other transactions contemplated by this Agreement. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company may vote.

        3.5.    SEC Filings; Financial Statements; Information Provided.

        (a)   The Company has filed or furnished, as applicable, all registration statements, forms, reports, proxy statements and other documents (together with all amendments thereof and supplements thereto) required to be filed or furnished by the Company with the SEC since April 1, 2014. All such registration statements, forms, reports, proxy statements and other documents (as such documents have since the time of their filing been amended or supplemented and, in each case, including all exhibits and schedules thereto and documents incorporated by reference therein), including those that the Company may file or furnished after the date hereof until the Closing, but excluding the Proxy Statement, are referred to herein as the "Company SEC Reports." The Company SEC Reports (i) were or will be filed or furnished on a timely basis, (ii) as of their respective effective dates (in the case of registration statements), as of their respective dates of mailing (in the case of definitive proxy statements) and as of their respective filing dates (in the case of all other Company SEC Reports) complied or will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (as amended, the "Sarbanes-Oxley Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports, and (iii) did not or will not at the time they became effective or were mailed or filed or furnished (as applicable) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is, or has been since March 31, 2014, subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act or is otherwise required to file any reports, proxy statements or other documents with the SEC. As of the date of this Agreement, there are no material outstanding or unresolved written comments from the SEC with respect to the Company SEC Reports. As of the date of this Agreement, to the Company's Knowledge, none of the Company SEC Reports filed or furnished on or prior to the date hereof is the subject of ongoing SEC review.

        (b)   Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Company SEC Reports at the time filed (i) complied or will comply as to form in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (ii) were or will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented or will fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of their operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which, individually or in the aggregate, were not and would not reasonably be expected to be material. The consolidated, audited balance sheet (including the notes thereto) of the Company for the fiscal year ended March 31, 2016 is referred to herein as the "Company Balance Sheet."

        (c)   The information to be supplied by or on behalf of the Company for inclusion in the Proxy Statement in connection with the Company Meeting shall not, on the date the Proxy Statement is first mailed to shareholders of the Company, at the time of the Company Meeting or at the Effective Time, contain any misleading or untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made in the Proxy Statement, in light of the circumstances under which they were or shall be made, not misleading or false, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Meeting which has become false or misleading.

        (d)   The Company has (i) established and maintains (x) disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed to ensure that all material information required to be disclosed in the Company's reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents as appropriate to allow timely decisions regarding required disclosure and to enable the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports and (y) a system of internal control over financial reporting sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and (ii) disclosed, based on its most recent evaluation prior to the date hereof, to the Company's auditors and the audit committee of the Company Board (X) any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and has identified for the Company's auditors any material weaknesses in internal controls and (Y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Company has made available to the Buyer all such disclosures made by management to the Company's auditors and audit committee since March 31, 2014. The Company is in compliance in all material respects with the applicable listing and other rules and regulations of The Nasdaq Global Select Market. Each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and the Nasdaq Global Select Market, and the statements contained in any such certifications are complete and correct as of their respective dates.

        3.6.    No Undisclosed Liabilities.     Except as disclosed in the Company Balance Sheet and except for liabilities incurred in the ordinary course of business consistent with past practice (the "Ordinary Course of Business") after the date of the Company Balance Sheet, the Company and its Subsidiaries do not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) of a type that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries (or disclosed in notes thereto prepared in accordance with GAAP) that, individually or in the aggregate, would be material to the business of the Company and its Subsidiaries, taken as a whole.

        3.7.    Absence of Certain Changes or Events.     From the date of the Company Balance Sheet through the date of this Agreement, (a) the Company and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business (except for discussions, negotiations and transactions related to this Agreement) and (b) there has not been (i) a Company Material Adverse Effect or (ii) any other action or event that would have required the consent of the Buyer under Section 5.1 of this Agreement (other than paragraphs 5.1(b), 5.1(g) and 5.1(h) of Section 5.1) had such action or event occurred after the date of this Agreement.

        3.8.    Taxes.

        (a)   The Company and each of its Subsidiaries has filed all federal income and all other material Tax Returns that it was required to file, and all such Tax Returns were correct and complete in all material respects. The Company and each of its Subsidiaries has paid on a timely basis all material Taxes that are due and owing by the Company and its Subsidiaries. For purposes of this Agreement, (i) "Taxes" means all taxes or other similar assessments or liabilities in the nature of a tax, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, services, transfer, withholding, employment, payroll and franchise taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax imposed or assessed with respect thereto, whether disputed or not, and (ii) "Tax Returns" means all reports, returns, forms, declarations, claims for refund or information returns or statements (including any schedule or attachment thereto and any amendment thereof) required to be filed with a Governmental Entity with respect to Taxes.

        (b)   The Company has made available to the Buyer correct and complete copies of all federal income Tax Returns filed by the Company or any of its Subsidiaries for periods ending on or after March 31, 2012 and examination reports and statements of deficiencies with respect to federal income Taxes assessed against or agreed to by the Company or any of its Subsidiaries since April 1, 2012. No material outstanding deficiencies for Taxes against any of the Company or any of its Subsidiaries have been claimed, proposed or assessed in writing by any Governmental Entity. There are no pending or, to the Company's Knowledge, threatened audits, examinations or assessments or other actions involving a Governmental Entity for or relating to any material liability in respect of Taxes of the Company or any of its Subsidiaries. Subject to exception as would not be material, no claim has been made in writing by a Governmental Entity in a jurisdiction in which the Company or its Subsidiaries does not file Tax Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction. Neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, which waiver or extension is still in effect.

        (c)   There are no Liens for Taxes on any assets of any of the Company and its Subsidiaries other than Liens for current Taxes not yet due and payable or Taxes being contested in good faith by appropriate proceedings for which adequate reserves have been accrued in accordance with GAAP.

        (d)   Each of the Company and its Subsidiaries has timely reported and, to the extent required by law, withheld and paid to the appropriate Governmental Entity, all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, director, manager, independent contractor, creditor, stockholder or other third party.

        (e)   Neither the Company nor any of its Subsidiaries has any liability for any Taxes of any Person (other than the Company and its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of law in any jurisdiction) or as a transferee or successor, or (ii) pursuant to any Tax sharing or Tax indemnification agreement or other similar agreement (other than pursuant to customary Tax provisions in commercial agreements or arrangements that are not primarily related to Taxes).

        (f)    Neither the Company nor any of its Subsidiaries has entered into any "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

        (g)   Neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code during the immediately preceding two (2) years.

        (h)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income or gain in, or exclude any material item of deduction or loss from, the computation of taxable income for any period or portion thereof after the Closing Date as a result of (i) any change in method of accounting made on or prior to the Closing Date, (ii) any closing agreement under Section 7121 of the Code entered into on or prior to the Closing Date, (or in the case of clauses (i) and (ii) above, under any similar provision of applicable state, local or foreign law), (iii) any installment sale or open transaction disposition made on or prior to the Closing Date, (iv) any prepaid amount received on or prior to the Closing Date, or (v) any election under Section 108(i) of the Code.

        (i)    Neither the Company nor any of its Subsidiaries has or has had a permanent establishment in any foreign country (other than its country of formation), as defined in any applicable Tax treaty or convention between the United States of America and such foreign country.

        (j)    The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

        3.9.    Owned and Leased Real Properties.

        (a)   None of the Company or any of its Subsidiaries owns or has any option to purchase any real property or interests in real property.

        (b)   Section 3.9(b) of the Company Disclosure Schedule sets forth a complete and accurate list as of the date of this Agreement of all real property leased, subleased, licensed or otherwise occupied by the Company or any of its Subsidiaries (together with any amendments thereto, collectively "Company Leases") and the location of the premises. Each of the Company and its Subsidiaries, as applicable, have good and valid leasehold title to the real property subject to the Company Leases and each of the Company Leases are a valid and binding obligation of the parties thereto, in full force and effect and enforceable in accordance with their terms except where the failure to be in full force and effect, individually or in the aggregate, would materially affect the business and operations of the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any other party to any Company Lease is in default or material breach under any of the Company Leases and, except pursuant to the terms of each Company Lease, no event has occurred or circumstance exists that, with the delivery of notice, passage of time or both, would constitute a default or material breach or permit the termination, modification or acceleration of rent under such Company Lease. Neither the Company nor any of its Subsidiaries leases, subleases or licenses any real property to any Person other than the Company and its Subsidiaries. The Company has made available to the Buyer complete and accurate copies of all Company Leases.

        3.10.    Intellectual Property.

        (a)   The Company and its Subsidiaries exclusively own, free and clear of all Liens (including claims of current or former employees and contractors), all Intellectual Property that they own or purport to own, and license, sublicense or otherwise possess legally enforceable rights to use all other Intellectual Property necessary to conduct the business of the Company and its Subsidiaries as currently conducted, except where the absence of which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Agreement, the term "Intellectual Property" means (i) patents, trademarks, service marks, trade names, domain names, copyrights, designs and trade secrets, (ii) applications for and registrations of such patents, trademarks, service marks, trade names, domain names, copyrights and designs, (iii) trade secrets, processes, formulae, methods, schematics, technology, know-how, computer software programs and applications, and (iv) other tangible or intangible proprietary or confidential information and materials.

        (b)   The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger will not result in the breach of, or create on behalf of any third party the right to terminate or modify, (i) any license, sublicense or other agreement relating to any Company Intellectual Property, or (ii) any license, sublicense or other agreement as to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use or has any rights in any third party Intellectual Property that is material to the business of the Company or any of the Company's Subsidiaries, excluding software licensed under an open source license and generally commercially available, off-the-shelf software programs licensed to the Company or any of its Subsidiaries on standard terms, in object code form, without the right to modify such software programs, with annual royalties or other fees not exceeding $100,000 (the "Third Party IP Agreements"). For purposes of this Agreement, the term "Company Intellectual Property" means any Intellectual Property owned or purported to be owned in whole or in part by the Company or any of its Subsidiaries that is material to the conduct of the business of the Company and the Company's Subsidiaries as currently conducted. Section 3.10(b)(i) of the Company Disclosure Schedule sets forth a complete and accurate list of all (1) registrations and applications for patents, trademarks, copyrights and domain names, as applicable, owned by the Company or its Subsidiaries, and (2) proprietary software owned or purported to be owned by the Company or its Subsidiaries that is material to the conduct of the business of the Company and the Company's Subsidiaries, taken as a whole and as currently conducted, and Section 3.10(b)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list of all Third Party IP Agreements.

        (c)   All patents and registrations for Intellectual Property which are owned or held by the Company or any of its Subsidiaries and which are material to the business of the Company and its Subsidiaries, as currently conducted, are subsisting and have not expired or been cancelled. To the Company's Knowledge, no third party is infringing, violating or misappropriating any of the Company Intellectual Property, except for infringements, violations or misappropriations that, individually or in the aggregate, would not reasonably be expected to be material to the Company or any of its Subsidiaries taken as a whole.

        (d)   To the Company's Knowledge, the conduct of the business of the Company and its Subsidiaries as currently conducted does not infringe, violate or constitute a misappropriation of any Intellectual Property of any third party, except for such infringements, violations and misappropriations that, individually or in the aggregate, would not reasonably be expected to be material to the conduct of the business of the Company and any of its Subsidiaries taken as a whole and as currently conducted. Since April 1, 2013, neither the Company nor any of its Subsidiaries has received any written claim or notice alleging any infringement, violation or misappropriation of Intellectual Property (including any third-party claims for indemnification).

        (e)   The Company and the Company's Subsidiaries have taken reasonable measures to protect, maintain and safeguard their rights in all trade secrets, confidential and proprietary information included in the Company Intellectual Property that are material to the conduct of the business of the Company and the Company's Subsidiaries, taken as a whole and as currently conducted. To the Company's Knowledge, no Company Intellectual Property is in jeopardy of lapsing or being abandoned through failure to act of the Company or any of the Company's Subsidiaries.

        (f)    The Company and its Subsidiaries (i) take all reasonable actions to protect the integrity, security and operation of the software and systems used in their businesses (and the data stored or processed therein) (the "Company IT Systems") and there have been no material breaches, violations or outages of the same, other than those that have been satisfactorily resolved without material liability or expense; (ii) require and have required all Persons who create or invent, or who have created or invented, material proprietary Intellectual Property to assign in writing their rights in same to the Company; (iii) do not use any software that uses, incorporates or is derived from or based upon any software governed by an "open source" or similar license that requires the licensing or availability of source code if such software is licensed, distributed, conveyed or made available to third parties; and (iv) are the only Persons who have possession or the current or contingent right to possess or access their material proprietary source code. To the Company's Knowledge, there has been no unauthorized access to or theft of the Company IT Systems or material unauthorized disclosure or material loss of any data stored by or on behalf of the Company or any of the Company's Subsidiaries.

        3.11.    Contracts.

        (a)   Section 3.11(a) of the Company Disclosure Schedule sets forth a complete and accurate list of the following contracts and agreements to which the Company is a party as of the date of this Agreement (each, a "Company Material Contract" and, collectively, the "Company Material Contracts"):

            (i)  any contract between the Company or any of its Subsidiaries, on the one hand, and any Significant Customer or Significant Supplier;

           (ii)  any contract containing any covenant (A) of the Company granting "most favored nation" or "exclusivity" status to a third party, (B) that prohibits or otherwise restricts in, any material respect, the Company or any of its Subsidiaries from freely engaging in any line of business, including making, selling, supplying, marketing or distributing any products or services, or competing with any Person or operating at any location, (C) granting any rights of first refusal, rights of first offer or other similar rights to any Person with respect to any material assets, rights or properties of the Company or any of its Subsidiaries;

          (iii)  any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company or its Subsidiaries;

          (iv)  any contract of the Company or any of its Subsidiaries, on the one hand, and (A) any Governmental Entity, (B) any prime contractor of any Governmental Entity in its capacity as such or (C) any subcontractor with respect to any contract described in clause (A) or (B) above, on the other hand (a "Government Contract") under which the Company or its Subsidiaries collectively made or received payments in excess of $1,000,000 during the fiscal year ended March 31, 2016 or, to the Company's Knowledge, is expected to make or receive payments during the fiscal year ending March 31, 2017 in excess of $1,000,000 in the aggregate;

           (v)  any employment or consulting agreement with any executive officer or other employee of the Company, individual consultant or member of the Company Board (A) providing for an annual salary in excess of $100,000, (B) in the case of a consultant, providing for annual cash compensation which may exceed $100,000, or (C) providing for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated by this Agreement, other than those that are terminable by the Company or any of its Subsidiaries on no more than 30 days' notice without liability or financial obligation to the Company or any of its Subsidiaries;

          (vi)  any collective bargaining agreement or other contract with any labor union;

         (vii)  any contract related to indebtedness having an outstanding amount in excess of $1,000,000 in the aggregate, other than any indebtedness between the Company and any of its Subsidiaries and letters of credit issued by the Company in the Ordinary Course of Business;

        (viii)  any contract that prohibits (A) the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, (B) the pledging of the capital stock of the Company or any of its Subsidiaries or (C) the incurrence of indebtedness for borrowed money or guarantees by the Company or any of its Subsidiaries;

          (ix)  any contract that contains a commitment by the Company or any of its Subsidiaries to make any capital expenditure in excess of $1,000,000;

           (x)  any contract that involves the acquisition from another Person or disposition to another Person, directly or indirectly (by merger, license or otherwise), of assets (other than inventory or equipment) or capital stock or other equity interests (A) in the past five years for aggregate consideration under such contract (or series of related contracts) in excess of $1,000,000 or (B) pursuant to which the Company or any of its Subsidiaries has continuing "earn-out", indemnification or other similar contingent payment obligations;

          (xi)  any settlement or conciliation or similar agreement (A) with any Governmental Entity or (B) which would require the Company or any of its Subsidiaries to pay aggregate consideration of more than $1,000,000 after the date of this Agreement or which imposes material obligations upon the Company or any of its Subsidiaries;

         (xii)  any contract related to a joint venture, partnership, limited liability, profit-sharing or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture; or

        (xiii)  Third Party IP Agreements.

        (b)   The Company has made available to the Buyer a copy of each Company Material Contract. Each Company Material Contract is valid and binding on the Company or its Subsidiaries party thereto, as applicable, and to the Company's Knowledge, each other party thereto, and is in full force and effect and enforceable in accordance with its terms. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any other party to any Company Material Contract has breached, violated, or defaulted under (nor does there exist any condition which, upon the passage of time or the giving of notice or both, would cause such a violation of or default under), or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any Company Material Contract, except for violations or defaults that, individually or in the aggregate, would not materially affect the business and operations of the Company and its Subsidiaries.

        (c)   Neither the Company nor any of its Subsidiaries has entered into any transaction that would be subject to disclosure pursuant to Item 404 of Regulation S-K that has not been disclosed in the Company SEC Reports filed on or prior to the date hereof.

        3.12.    Customers and Suppliers.

        (a)   Section 3.12(a) of the Company Disclosure Schedule sets forth an accurate and complete list, with respect to the fiscal year ended March 31, 2016, of each customer (including distributors) who was one of the ten (10) largest sources of revenues for the Company and its Subsidiaries during such period, based on amounts paid or payable (each, a "Significant Customer"). As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice from any Significant Customer that such customer shall not continue, or does not expect to continue, as a customer of the Company or any of its Subsidiaries, as applicable, or that such customer intends to terminate or materially reduce the scale of the business conducted with the Company or such Subsidiary.

        (b)   Section 3.12(b) of the Company Disclosure Schedule sets forth an accurate and complete list, with respect to the fiscal year ended March 31, 2016, of the ten (10) largest sources of amounts payable to suppliers for the Company during such period, based on amounts paid or payable (each, a "Significant Supplier"). As of the date of this Agreement, to the Company's Knowledge, none of the Company nor any of its Subsidiaries has any outstanding material dispute with any Significant Supplier. As of the date of this Agreement, to the Company's Knowledge, neither the Company nor any of its Subsidiaries has received any written notice from any Significant Supplier that such supplier shall not continue, or does not expect to continue, as a supplier of the Company or any of its Subsidiaries, as applicable, or that such supplier intends to amend existing contracts in a manner that would be materially detrimental to the Company or terminate or materially reduce the scale of the business conducted with the Company.

        3.13.    Litigation.     As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation pending and of which the Company has been notified or, to the Company's Knowledge, threatened against the Company or any of its Subsidiaries or any of their officers or directors involving or relating to the Company or any of its Subsidiaries, other than any such action, suit, proceeding, claim, arbitration or investigation in each case that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. As of the date of this Agreement, there are no material judgments, orders, injunctions or decrees outstanding, or to the Company's Knowledge, threatened, against the Company or any of its Subsidiaries, nor any of their respective assets, rights or properties.

        3.14.    Environmental Matters.

        (a)   Except for matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect:

            (i)  since April 1, 2013, the Company and its Subsidiaries have been in compliance with, and have not violated any applicable Environmental Laws, and neither the Company nor its Subsidiaries has received any written notice alleging any of them has not complied with applicable Environmental Laws;

           (ii)  since April 1, 2013, the properties currently owned or operated by the Company and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) have not been contaminated with any Hazardous Substances in an amount or concentration that would give rise to an obligation to act or disclose that condition under any Environmental Law or that would otherwise reasonably be expected to result in a liability or obligation under any Environmental Law;

          (iii)  since April 1, 2013, the properties formerly owned or operated by the Company or any of its Subsidiaries have not been contaminated with Hazardous Substances in an amount or concentration that would give rise to an obligation to act or disclose that condition under any Environmental Law during the period of ownership or operation by the Company or any of its Subsidiaries;

          (iv)  since April 1, 2013, neither the Company nor any of its Subsidiaries has received an unresolved written notice that it is subject to liability for any Hazardous Substance disposal or contamination on the property of any third party;

           (v)  since April 1, 2013, neither the Company nor any of its Subsidiaries have released any Hazardous Substance into the environment except (A) in compliance with all applicable Laws and (B) in an amount or concentration that would not be expected to give rise to a liability or obligation under any Environmental Law;

          (vi)  since April 1, 2013, neither the Company nor any of its Subsidiaries is subject to any action or proceeding or has received any unresolved written notice, demand, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of, liable under or have obligations under any Environmental Law and, to the Company's Knowledge, none of the foregoing is threatened; and

         (vii)  as of the date of this Agreement, neither the Company nor any of its Subsidiaries is subject to any orders, decrees or injunctions by any Governmental Entity or is subject to any indemnity agreement with any third party addressing liability under any Environmental Law.

        (b)   The Company and each of its Subsidiaries have all of the permits required under applicable Environmental Laws to conduct their businesses as now being conducted, except for such permits the absence of which, individually or in the aggregate, is not reasonably likely to have a Company Material Adverse Effect (the "Company Environmental Permits"). The Company and each of its Subsidiaries are in compliance with the terms of the Company Environmental Permits, except for such failures to comply that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

        (c)   For purposes of this Agreement, the term "Environmental Law" means any law (including common law), regulation, order, judgment, decree or permit requirement of any governmental jurisdiction relating to: (i) pollution or the protection, investigation or restoration of the environment, human health and safety, or natural resources, (ii) the handling, use, storage, treatment, transport, disposal, release or threatened release of any Hazardous Substance or (iii) noise, odor or wetlands protection.

        (d)   For purposes of this Agreement, the term "Hazardous Substance" means: (i) any substance that is regulated or which falls within the definition of a "hazardous substance," "pollutant contaminant," "solid waste," "hazardous waste" or "hazardous material" pursuant to any Environmental Law; (ii) petroleum, any petroleum product or by-product, asbestos-containing material, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other materials or substances that would reasonably be expected to result in liability under Environmental Law.

        (e)   The parties agree that the only representations and warranties of the Company in this Agreement as to any environmental matters or any other obligation or liability with respect to Hazardous Substances or materials of environmental concern are those contained in this Section 3.14. Without limiting the generality of the foregoing, the Buyer specifically acknowledges that the representations and warranties contained in Sections 3.16 and 3.18 do not relate to environmental matters.

        3.15.    Employee Benefit Plans.

        (a)   Section 3.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list as of the date of this Agreement of all Employee Benefit Plans. For purposes of this Agreement, the following terms shall have the following meanings: (i) "Employee Benefit Plan" means (i) each "employee benefit plan" (as such term is defined in Section 3(3) of ERISA or any similar plan subject to laws of a jurisdiction outside of the United States), (ii) each compensatory stock option, stock purchase, restricted stock, performance stock, restricted stock unit, stock appreciation, deferred stock or other equity or equity-based plan, program, arrangement, agreement, policy or commitment, (iii) each savings, life, health, disability, accident, medical, dental, vision, cafeteria, insurance, flex spending, adoption/dependent/employee assistance, tuition, paid-time-off, other welfare fringe benefit and each other employee benefit plan, program or arrangement, (iv) each termination, severance, pension, retirement, supplemental retirement, excess benefit, profit sharing, bonus, incentive, deferred compensation, retention, transaction, change in control and similar plan, program, arrangement, agreement, policy or commitment, (v) each employment, consulting, advisor or other service agreement or arrangement, or other contract or agreement to which the Company or any of its Subsidiaries is a party, with respect to which the Company or any of its Subsidiaries has any obligation or liability, whether actual or contingent, direct or indirect, or which are maintained, contributed to or sponsored by the Company or any of its Subsidiaries, to or for the benefit of any current or former employee, consultant, manager, officer or director of the Company or any of its Subsidiaries, or the spouse, beneficiary or other dependent thereof (other than a statutory plan, program or arrangement that is required under applicable law, other than the laws of the United States, and maintained by any Governmental Entity); (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended; and (iii) "ERISA Affiliate" means any entity which is a member of (A) a controlled group of corporations (as defined in Section 414(b) of the Code), (B) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (C) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any plan or commitment to adopt or enter into any additional Employee Benefit Plan or to amend or terminate any existing Employee Benefit Plan other than as permitted by Section 5.1(k).

        (b)   With respect to each Employee Benefit Plan, the Company has made available to the Buyer a complete and accurate copy of (i) such Employee Benefit Plan (including all amendments thereto) and descriptions of all material terms of any such plan that is not in writing, (ii) the most recent annual report (Form 5500) filed with the Internal Revenue Service (the "IRS"), (iii) the most recently prepared actuarial report, financial statement and trustee report, if any, relating to the Employee Benefit Plan, (iv) all material records, notices and filings concerning IRS or U.S. Department of Labor audits or investigations, (v) all non-routine, written communications relating to any Employee Benefit Plan and any proposed Employee Benefit Plan and (vi) each trust agreement, group annuity contract and summary plan description, if any, relating to such Employee Benefit Plan.

        (c)   Each Employee Benefit Plan has been maintained, operated and administered in all material respects in accordance with ERISA, the Code and all other applicable laws and the regulations thereunder and in accordance with its terms. There are no pending or, to the Company's Knowledge, threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against the Employee Benefit Plans, any fiduciaries thereof with respect to their duties to the Employee Benefit Plans or the assets of any of the trusts under any of the Employee Benefit Plans. With respect to each Employee Benefit Plan, (i) no breaches of fiduciary duty or other failures to act or comply in connection with the administration or investment of the assets of such Employee Benefit Plan have occurred, and (ii) no lien has been imposed under the Code, ERISA or any other applicable law. There has not been any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Employee Benefit Plan. Neither the Company nor any of its Subsidiaries has made any filing in respect of any Employee Benefit Plan under the Employee Plans Compliance Resolution System or the Department of Labor Delinquent Filer Program.

        (d)   With respect to the Employee Benefit Plans, all payments, benefits, contributions (including all employer contributions and employee salary reduction contributions) and premiums related to each Employee Benefit Plan, including all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of any employees or other service providers, have been timely paid or made in full or, to the extent not yet due, properly accrued on the Company Balance Sheet in accordance with the terms of the Employee Benefit Plan and all applicable laws, except for failures to make such payments or accruals that do not involve material liability to the Company. The assets of each Employee Benefit Plan which is funded are reported at their fair market value on the books and records of such Employee Benefit Plan.

        (e)   All the Employee Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the IRS to the effect that such Employee Benefit Plans are qualified and the plans and trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, or are based on prototype or volume submitter documents that, to the Company's Knowledge, have received such letters, and no such determination letter has been revoked and revocation has not been threatened, and no act or omission has occurred, that is reasonably likely to adversely affect its qualification. Each trust established in connection with any Employee Benefit Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt, and no fact or event has occurred that would reasonably be expected to adversely affect the exempt status of any such trust.

        (f)    Neither the Company, any of the Company's Subsidiaries nor any of their ERISA Affiliates maintains, contributes to, has at any time contributed to or has any liability or obligation, whether fixed or contingent, with respect to (i) an Employee Benefit Plan that is subject to Section 412 of the Code or Section 302 of ERISA or Title IV of ERISA, (ii) a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA), (iii) a "multiple employer plan" (as defined in Section 413(c) of the Code) or (iv) a multiple employer welfare arrangement (as defined in Section 3(40) of ERISA).

        (g)   Except as set forth on Section 3.15(g) of the Company Disclosure Schedule, no Employee Benefit Plan (A) provides for payments or benefits which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company or any of its Subsidiaries of the nature of any of the transactions contemplated by this Agreement (either alone or in combination with another event (whether contingent or otherwise)), (B) provides any term of employment or compensation guarantee, (C) provides severance benefits or other benefits upon a termination of employment or service, or (D) provides for payments or benefits which shall be increased, or the vesting of which shall be accelerated, by the occurrence of any of the transactions contemplated by this Agreement (either alone or in combination with another event (whether contingent or otherwise)) or the value of which shall be calculated on the basis of any of the transactions contemplated by this Agreement. No amount paid or payable by the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement either solely as a result thereof or as a result of such transactions in conjunction with any other events will be an "excess parachute payment" within the meaning of Section 280G of the Code.

        (h)   Each Company Stock Option (i) was granted in compliance with all applicable law and all of the terms and conditions of the Company Stock Plan pursuant to which it was issued, and (ii) has an exercise price per share of Company Common Stock equal to or greater than the fair market value of a share of Company Common Stock on the date of such grant.

        (i)    Each Employee Benefit Plan that is a "nonqualified deferred compensation plan" within the meaning of Section 409A(d)(1) of the Code and any award thereunder, in each case, that is subject to Section 409A of the Code, has been operated in compliance in all material respects with Section 409A of the Code, and no compensation has been or would be reasonably expected to be includable in the gross income of any "service provider" (within the meaning of Section 409A of the Code) of the Company or any of its Subsidiaries as a result of the operation of Section 409A of the Code.

        (j)    No liability under Title IV of ERISA has been or, to the Company's Knowledge, is reasonably expected to be incurred by the Company or any of its Subsidiaries.

        (k)   Except as set forth in Section 3.15(k) of the Company Disclosure Schedule or as required by applicable law, none of the Company or any of its Subsidiaries has any obligation to provide (whether under an Employee Benefit Plan or otherwise) retiree medical or other retiree welfare benefits to any Person.

        (l)    No Employee Benefit Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code. Except as set forth in Section 3.15(l) of the Company Disclosure Schedule, the obligations of all Employee Benefit Plans that provide health, life or disability insurance are fully insured by bona fide third-party insurers.

        (m)  Each Employee Benefit Plan that is governed by the laws of any jurisdiction other than the United States or provides compensation or benefits to any employee or former employee of the Company or any of its Subsidiaries (or any dependent thereof) who resides outside of the United States (each a "Foreign Benefit Plan") is set forth on Section 3.15(m) of the Company Disclosure Schedule. With respect to each Foreign Benefit Plan, (i) such Foreign Benefit Plan has been maintained, funded and administered in material compliance with applicable laws and the requirements of such Foreign Benefit Plan's governing documents and any applicable collective bargaining agreements, (ii) all contributions to such Foreign Benefit Plan have been timely paid or made in full or, to the extent not yet due, properly accrued on the Company Balance Sheet in accordance with the terms of the Foreign Benefit Plan and all applicable laws, (iii) such Foreign Benefit Plan has obtained from the Governmental Entity having jurisdiction with respect to such Foreign Benefit Plan any required determinations, if any, that such Foreign Benefit Plan is in compliance in all material respects with the applicable laws and regulations of the relevant jurisdiction if such determinations are required in order to give effect to such Foreign Benefit Plan, (iv) there are no pending or, to the Company's Knowledge, threatened investigations by any Governmental Entity, proceedings or claims (except for claims for benefits in the ordinary course) against such Foreign Plan, and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, either alone or in combination with another event (whether contingent or otherwise) will create or otherwise result in any liability with respect to such Foreign Benefit Plan. No Foreign Benefit Plan has any unfunded or underfunded liabilities not accurately accrued in accordance with GAAP, where required to be so accrued.

        3.16.    Compliance With Laws.     Since April 1, 2013, the Company and each of its Subsidiaries have been in material compliance with, have not been in material violation of and have not received any notice alleging any material violation with respect to, any or all applicable statutes, Laws, rules, regulations, orders and other requirements of all Governmental Entities having jurisdiction over such entity with respect to the conduct of its business and the ownership and operation of its properties, rights or assets.

        3.17.    FCPA; Export Controls; OFAC.

        (a)   Since April 1, 2013, neither the Company nor any of its Subsidiaries, nor, to the Company's Knowledge, any of their respective directors, officers, agents, affiliates or employees has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (ii) made, offered, promised, or authorized any unlawful payment or given, offered, promised, or authorized the giving of anything of value to any Government Official for the purpose of (A) influencing an official act or decision of such Government Official, (B) inducing such Government Official to do or omit to do any act in violation of his or her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to use his or her influence to affect or influence any official act or decision of any Governmental Entity, in each case in order to assist the Company or any of its Subsidiaries in obtaining or retaining business, or in directing business to any other Person; (iii) made any other unlawful payment, or (iv) violated any applicable money laundering or anti-terrorism law or regulation. Without limiting the foregoing, neither the Company nor any of its Subsidiaries has otherwise taken any action which would cause the Company or any of its Subsidiaries to be in violation of the Foreign Corrupt Practices Act of 1977, as amended ("FCPA"), the United Kingdom Bribery Act 2010 ("Bribery Act"), or any applicable anti-corruption or anti-bribery law or regulation. Since April 1, 2013, to the Company's Knowledge, neither the Company nor any of its Subsidiaries has received any written or oral communications, whether formal or informal, from a Governmental Entity alleging it is not in compliance with the FCPA, the Bribery Act, or any applicable anti-corruption or anti-bribery law or regulation. The Company and its Subsidiaries have implemented and enforce policies and procedures designed to ensure compliance by their respective directors, officers, agents, affiliates, and employees with the FCPA, the Bribery Act, and all other applicable anti-corruption and anti-bribery laws and regulations.

        (b)   The Company and its Subsidiaries are, and at all times since April 1, 2013, have been, in compliance in all material respects with all statutory and regulatory requirements under the Arms Export Control Act (22 U.S.C. 2778), the International Traffic in Arms Regulations (ITAR) (22 C.F.R. 120 et seq.), the Export Administration Regulations (15 C.F.R. 730 et seq.) and associated executive orders, laws and regulations (collectively, the "Export Control Laws"). Since April 1, 2013, neither the Company nor its Subsidiaries has received any written notice from a Governmental Entity, alleging that it is not in compliance with the Export Control Laws. Without limiting the foregoing, there are no pending or, to the Company's Knowledge, threatened claims or investigations by any Governmental Entity of potential violations against the Company or any of its Subsidiaries with respect to compliance with Export Control Laws.

        (c)   The Company and its Subsidiaries are, and at all times since April 1, 2013, have been, in compliance in all material respects with any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control, the U.S. Department of State or the U.S. Department of Commerce (collectively, "Sanctions"). Neither the Company nor its Subsidiaries is a Person that is, or is owned or controlled by a Person that is, the target of Sanctions. Neither the Company nor its Subsidiaries, nor any of their respective directors, officers, employees, agents, representatives, or affiliates is the target of any Sanctions or located or organized in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria, and the Crimea region of Ukraine). Since April 1, 2013 and to the Company's Knowledge, the Company and its Subsidiaries have not engaged in and are not now engaged in, and have no current plans to engage in, any dealings or transactions with any Person, or in any country or territory that, at the time of the dealing or transaction, were or are prohibited under Sanctions.

        (d)   For purpose of this Section 3.17(a) only:

            (i)  "Government Official" means any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any government or Governmental Entity, or any candidate for political office;

           (ii)  "Governmental Entity" means any national, regional, local, or other government division, agency or authority, any private companies in which a government owns a majority interest, political parties and public (quasi-governmental) international organizations (such as the United Nations, World Bank, or World Health Organization).

        3.18.    Permits.     The Company and each of its Subsidiaries own or possess all right, title and interest in and to each of their respective permits, licenses, franchises, certificates, registrations, authorizations and approvals issued or granted to any of the Company or its Subsidiaries by any Governmental Entities required to conduct their businesses as now being conducted (the "Company Permits"), except where the failure to so own or possess such Company Permits, individually or in the aggregate, would not materially affect the business and operations of the Company and its Subsidiaries. The Company and each of its Subsidiaries are in compliance with the terms of the Company Permits, except for such failures to comply that, individually or in the aggregate, would not materially affect the business and operations of the Company and its Subsidiaries. The Company Permits are, in all material respects, valid and in full force and effect.

        3.19.    Labor Matters.

        (a)   Neither the Company nor any of its Subsidiaries has at any time since April 1, 2013 been a party to any collective bargaining agreement or union contract with respect to employees of the Company or its Subsidiaries and no collective bargaining agreement is being negotiated by the Company or any of its Subsidiaries. To the Company's Knowledge, no campaigns are being conducted to solicit cards from any employees of the Company or any of its Subsidiaries to authorize representation by any labor organization. There is no labor dispute, strike, walkout, picketing, slow down, lockout, work stoppage or other organized work interruption against the Company or any of its Subsidiaries pending or, to the Company's Knowledge, threatened or reasonably anticipated other than individual disputes in the Ordinary Course of Business. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is the subject of any pending or, to the Company's Knowledge, threatened, grievance, complaint, claim or judicial or administrative proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization. The Company and its Subsidiaries have substantially complied with all applicable laws, statutes, rules and regulations relating to labor, employment and employment practices, terms and conditions or employment of employees, former employees and prospective employees, wages, hours, pay equity, wrongful discharge, fair labor standards, occupational health and safety, personal rights, collective bargaining, unemployment compensation, worker's compensation, equal employment opportunity, discrimination in employment, immigration control, employee classification and any other labor and employment and related matters.

        (b)   The Company and each of its Subsidiaries has paid in full to all of its employees or adequately accrued for in accordance with GAAP all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees, and there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or, to the Company's Knowledge, threatened before any Governmental Entity with respect to any persons currently or formerly employed by the Company or any of its Subsidiaries.

        (c)   Except as set forth on Section 3.19(c) of the Company Disclosure Schedules, during the three years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has engaged in or effectuated any "plant closing" or employee "mass layoff" (in each case, as defined in the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local statute, rule or regulation) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries.

        (d)   The Company has provided the Buyer with a true, correct and complete list of the names and current annual salary rates or current hourly wages, as applicable, bonus opportunity, hire date, accrued vacation and paid-time-off as of the date of this Agreement and principal work location of all present employees of the Company and each of its Subsidiaries and each such employee's status as being exempt or nonexempt from the application of state and federal wage and hour laws applicable to employees who do not occupy a managerial, administrative, or professional position. No executive or key employee of the Company or any of its Subsidiaries has informed such entity (whether orally or in writing) of any plan to terminate employment with or services for the Company or any of its Subsidiaries, and, to the Company's Knowledge, no such person or persons has any plans to terminate employment with or services for the Company or any of its Subsidiaries.

        (e)   Section 3.19(e) of the Company Disclosure Schedule contains a list of all individual independent contractors, consultants, agents or agency employees currently engaged by the Company or any of its Subsidiaries, along with the position, date of retention and rate of remuneration for each such person. Except as set forth on Section 3.19(e) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries engages or retains any individual independent contractors, consultants, agents or agency employees.

        3.20.    Insurance.     Each of the Company and its Subsidiaries maintains insurance policies with reputable insurance carriers against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses. Except as would not, individually or in the aggregate, materially affect the business and operations of the Company and its Subsidiaries, all surety bonds, fidelity bonds and all policies of title, liability, fire, casualty, business interruption, workers' compensation and other forms of insurance insuring each of the Company and its Subsidiaries and their assets, rights, properties and operations are in full force and effect and were in full force and effect during the periods of time such insurance policies were purported to be in effect and all premiums due and payable thereon have been paid. Except as would not, individually or in the aggregate, materially affect the business and operations of the Company and its Subsidiaries, neither the Company nor any of its Subsidiaries is in default under any provisions of any such policy of insurance nor has the Company or its Subsidiaries taken any action or failed to take any action which, with notice or lapse of time or both, would constitute a default.

        3.21.    Opinion of Financial Advisor.     The Company's financial advisor, Evercore Group L.L.C., has delivered to the Company Board its opinion, dated the date of this Agreement, to the effect that, as of such date and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock.

        3.22.    Company Rights Agreement and Company Rights Agreement Amendment.     No action that has not been taken in accordance with the terms of the Company Rights Agreement is necessary (i) to render the Company Rights Agreement inapplicable to this Agreement, the Merger and the other transactions contemplated hereby, (ii) to ensure that (A) neither the Buyer nor the Transitory Subsidiary is deemed to be an Acquiring Person (as defined in the Company Rights Agreement) pursuant to the Company Rights Agreement as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement and (B) no Distribution Date (as defined in the Company Rights Agreement) will occur by reason of the execution and delivery of this Agreement or the consummation of the Merger or transactions contemplated by this Agreement, and (iii) so that the Company will have no obligations under the Rights (as defined in the Company Rights Agreement) issued pursuant to or under the Company Rights Agreement in connection with the Merger and the holders of Company Common Stock will have no rights under the Rights or the Company Rights Agreement in connection with the Merger. The Company is not a party to any other shareholder rights agreement, rights plan, anti-takeover plan, "poison pill" or other similar agreement or plan. The execution and delivery of the Company Rights Agreement Amendment have been duly authorized by all necessary corporate action on the part of the Company, and the Company Rights Agreement Amendment constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

        3.23.    Brokers.     No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action, agreement or commitment of the Company or any of its Affiliates, to any broker's, finder's, financial advisor's or other similar fee or commission in connection with any of the transactions contemplated by this Agreement, except Evercore, whose fees and expenses shall be paid by the Company. A complete and accurate copy of the engagement letter between Evercore and the Company relating to the transactions contemplated by this Agreement has been made available to the Buyer.

        3.24.    State Takeover Statutes.     Assuming the accuracy of the Buyer's and the Transitory Subsidiary's representations and warranties in Section 4.6, the Company Board has taken all action required to render Chapters 110C, 110D and 110F of the Massachusetts General Laws inapplicable to this Agreement, the Merger and the other transactions contemplated hereby.

        3.25.    Governmental Contracts.

        (a)   (i) To the Company's Knowledge, as of the date of this Agreement, none of the "principals" as defined at FAR 52.209-5 of the Company or any its Subsidiaries is (or since April 1, 2013 has been) under administrative, civil or criminal investigation, indictment or information by any Governmental Entity (except as to routine security investigations), and, as of the date of the Agreement, the Company has no Knowledge of any event, condition or omission that has occurred or exists that would constitute grounds for such action, (ii) to the Company's Knowledge, there is no pending or threatened audit or investigation by any Governmental Entity of the Company, any of its Subsidiaries or any of their respective principals with respect to any alleged material irregularity, misstatement or omission arising under or relating to a Government Contract or a proposal, quote or offer, made by the Company or any of its Subsidiaries at any time in the one-year period prior to the date of this Agreement which, if accepted by the offeree, would result in a Government Contract (a "Government Bid"), and, as of the date of the Agreement, the Company has no knowledge of any event, condition or omission that has occurred or exists that would constitute grounds for such action, and (iii) since April 1, 2013, none of the Company or any of its Subsidiaries has made a disclosure with respect to any alleged material irregularity, misstatement or omission arising under a Government Contract with or a Government Bid by the Company or any of its Subsidiaries and, as of the date of the Agreement, the Company has no Knowledge of any condition or omission that has occurred or exists that would constitute grounds for such action. To the Company's Knowledge, none of the Company, any of its Subsidiaries or any of their respective principals has made any intentional misstatement or omission in connection with any disclosure that has led or is expected to lead to any of the consequences set forth in clause (i) or (ii) or any other material damage, penalty assessment, recoupment of payment or disallowance of cost. The Company and its Subsidiaries have complied in all material respects with the terms and conditions of each Government Contract and each Government Bid to which it is a party or subject to and all Laws applicable and pertaining to each such Government Contract and Government Bid.

        (b)   As of the date of this Agreement, there are (i) no outstanding material claims against the Company or any of its Subsidiaries by a Governmental Entity or by any prime contractor, subcontractor or vendor arising under any Government Contract with or Government Bid by the Company or any of its Subsidiaries and (ii) no current material disputes between a Governmental Entity and the Company or any of its Subsidiaries under the Contract Disputes Act or any other Law or between the Company or any of its Subsidiaries and any prime contractor, subcontractor or vendor arising under any such Government Contract with or Government Bid by the Company or such Subsidiary and, as of the date of the Agreement, the Company has no Knowledge of any condition or omission that has occurred or exists that would constitute grounds for such action. No termination for convenience, termination for default, cure notice or show cause notice is currently in effect, has been issued, or, has, to the Company's Knowledge, been threatened in writing or is expected with respect to any Government Contract or Government Bid.

        (c)   None of the Company, any of its Subsidiaries, or any "principals" of the Company as defined at FAR 52.209-5 is suspended or debarred from doing business with a Governmental Entity, nor is the Company or any of its Subsidiaries the subject of a finding of non-responsibility or ineligibility for U.S. Government or non-U.S. Government contracting.

        (d)   Each of the Company's and its Subsidiaries' cost accounting system and procurement systems with respect to the Government Contracts and Government Bids are in material compliance with applicable regulations and legal requirements. Each of the Company's and its Subsidiaries' cost accounting systems have been determined by the U.S. Government's Defense Contract Audit Agency to be adequate for accumulating and billing costs under Government Contracts. Since April 1, 2013, the associated entries reflected in incurred cost submissions and the financial records of the Company and its Subsidiaries with respect to Government Contracts are and have been in material compliance with applicable regulations and legal requirements. To the Company's Knowledge, there has been no material claim of defective pricing, mischarging or improper payments on the part of the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has, within the last three (3) years, received any written notice from a Governmental Entity that it will be subject to any audit whether arising under or relating to any Government Contract or otherwise, other than routine audits conducted by any Governmental Entity.

        3.26.    Security Clearances.     Except as may be prohibited by the National Industrial Security Program Operating Manual, Section 3.26 of the Company Disclosure Schedule sets forth a list of all facility security clearances held by the Company and any of its Subsidiaries and, to the Company's Knowledge, all Company- and Subsidiary-sponsored personnel security clearances by number and clearance level held by any of their respective employees. Each of the Company and its Subsidiaries is in compliance, in all material respects, with all facility and personnel security clearance requirements imposed by contract or Law. All facility clearances are valid and in full force and effect and, to the Company's Knowledge, there is no proposed or threatened termination of any facility or security clearance. To the Company's Knowledge, (i) all of the Company- and Subsidiary-sponsored personnel security clearances listed on Section 3.26 of the Company Disclosure Schedule are valid and in full force and effect and (ii) there is no proposed or threatened termination of any material Company- or Subsidiary-sponsored personnel security clearance. The security clearances set forth on Section 3.26 of the Company Disclosure Schedule are all of the facility security clearances and Company- and Subsidiary-sponsored personnel security clearances reasonably necessary to conduct the business of the Company and its Subsidiaries as currently conducted.

        3.27.    No Other Buyer Representations or Warranties.     The Company hereby acknowledges and agrees that, except for the representations and warranties set forth in Article IV, neither the Company nor any of its Subsidiaries is relying, and neither the Company nor any of its Subsidiaries has relied on, any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, including with respect to any information (including any estimates, projections, forecasts or other forward-looking information, business plans or other similar material) provided or made available to the Company or any of its Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors, or any other Person (including in "data rooms," confidential information memoranda, management presentations or otherwise in anticipation or contemplation of the Merger or any other transaction contemplated by this Agreement). Such representations and warranties set forth in Article IV constitute the sole and exclusive representations and warranties of the Buyer, the Transitory Subsidiary and their respective Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors in connection with the Merger and each of the Company and its Subsidiaries understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Buyer and the Transitory Subsidiary.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE
TRANSITORY SUBSIDIARY

        The Buyer and the Transitory Subsidiary jointly and severally represent and warrant to the Company that the statements contained in this Article IV are true and correct, except as set forth herein or in the disclosure schedule delivered by the Buyer and the Transitory Subsidiary to the Company and dated as of the date of this Agreement (the "Buyer Disclosure Schedule").

        4.1.    Organization, Standing and Power.     Each of the Buyer and the Transitory Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, and is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing, that, individually or in the aggregate, would not reasonably be expected to have a Buyer Material Adverse Effect. For purposes of this Agreement, the term "Buyer Material Adverse Effect" means any material adverse change, event circumstance, condition, effect, development or state of facts that would reasonably be expected to prevent, or materially impair or materially delay, the ability of the Buyer or the Transitory Subsidiary to consummate the Merger or any of the other transactions contemplated by this Agreement.

        4.2.    Authority; No Conflict; Required Filings and Consents.

        (a)   Each of the Buyer and the Transitory Subsidiary has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Buyer and the Transitory Subsidiary have been duly authorized by all necessary corporate action on the part of each of the Buyer and the Transitory Subsidiary. This Agreement has been duly executed and delivered by each of the Buyer and the Transitory Subsidiary and constitutes the valid and binding obligation of each of the Buyer and the Transitory Subsidiary, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

        (b)   The execution and delivery of this Agreement by each of the Buyer and the Transitory Subsidiary do not, and the consummation by the Buyer and the Transitory Subsidiary of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Articles of Organization or By-laws of the Buyer or the Transitory Subsidiary, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of notice, amendment, termination, cancellation or acceleration of any obligation or loss of any benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any Lien on the Buyer's or the Transitory Subsidiary's properties, assets or rights under, any of the terms, conditions or provisions of any lease, license, contract or other agreement, instrument or obligation to which the Buyer or the Transitory Subsidiary is a party or by which any of them or any of their properties, assets or rights may be bound, or (iii) subject to compliance with the requirements specified in clauses (i) and (ii) of Section 4.2(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Buyer or the Transitory Subsidiary or any of its or their respective properties or assets, except in the case of clauses (ii) and (iii) of this Section 4.2(b) for any such conflicts, violations, breaches, defaults, notices, amendments, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, would not reasonably be expected to have a Buyer Material Adverse Effect.

        (c)   No consent, waiver, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any national, federal, state or local, domestic or foreign Governmental Entity or any stock market or stock exchange on which shares of Buyer Common Stock are listed for trading is required by or with respect to the Buyer or the Transitory Subsidiary in connection with the execution and delivery of this Agreement by the Buyer or the Transitory Subsidiary or the consummation by the Buyer or the Transitory Subsidiary of the transactions contemplated by this Agreement, except for (i) compliance with any requirements under the HSR Act or any other applicable Antitrust Laws, (ii) the filing of the Articles of Merger with the Massachusetts Secretary of the Commonwealth and appropriate corresponding documents with the appropriate authorities of other states in which the Buyer, the Transitory Subsidiary or the Company is qualified as a foreign corporation to transact business, (iii) compliance with any applicable requirements of the Securities Act, the Exchange Act or any other state or federal securities laws and (iv) any actions or filings the absence of which would not, individually or in the aggregate, reasonably expected to have a Buyer Material Adverse Effect.

        (d)   No vote of the holders of any class or series of the Buyer's capital stock or other securities is necessary for the consummation by the Buyer of the transactions contemplated by this Agreement.

        4.3.    Information Provided.     The information to be supplied by or on behalf of the Buyer in writing specifically for inclusion in the Proxy Statement to be sent to the shareholders of the Company in connection with the Company Meeting shall not, on the date the Proxy Statement is first mailed to shareholders of the Company, at the time of the Company Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made in the Proxy Statement not false or, in light of the circumstances under which they were or shall be made, misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Meeting which has become false or misleading.

        4.4.    Operations of the Transitory Subsidiary.     The Transitory Subsidiary was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

        4.5.    Financing.     The Buyer and the Transitory Subsidiary have, or will at the Closing have, sufficient funds to perform all of their respective obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby.

        4.6.    Section 110F of the MBCA.     Except as disclosed in Section 4.6 of the Buyer Disclosure Schedule, neither the Buyer nor the Transitory Subsidiary, nor to the Buyer's knowledge, any of their respective "Affiliates" or "Associates" (as those terms are defined in Section 110F of the Massachusetts General Laws) (a) directly or indirectly "owns" or, within the past three (3) years, has "owned," beneficially or otherwise, any shares of Company Common Stock, any other securities of the Company or any options, warrants or other rights to acquire shares of Company Common Stock or other securities of the Company, or any other economic interest (through derivative securities or otherwise) in the Company, or (b) has been an "Affiliate" or "Associate" (as those terms are defined in Section 110F of the Massachusetts General Laws) of the Company at any time during the past three (3) years.

        4.7.    Management Arrangements.     As of the date of this Agreement, there are no contracts and agreements between the Buyer and/or the Transitory Subsidiary (or any of their Affiliates), on the one hand, and any of the officers and directors of the Company (or any of its Subsidiaries), on the other hand, that would become effective upon consummation of the Merger.

        4.8.    Independent Investigation.     Each of the Buyer and the Transitory Subsidiary acknowledges that it has conducted to its satisfaction its own independent investigation and analysis of the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Company. In entering into this Agreement, each of the Buyer and the Transitory Subsidiary has relied upon its own investigation and analysis, and acknowledges that, except for the representations and warranties contained in Article III and except in the case of fraud, the Buyer and the Transitory Subsidiary will have no claim against the Company or any of its Subsidiaries, or any of their respective Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors, or any other Person, based upon any information provided or made available to the Buyer, the Transitory Subsidiary or any of their respective Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors.

        4.9.    No Other Company Representations or Warranties.     The Buyer and the Transitory Subsidiary hereby acknowledge and agree that, except for the representations and warranties set forth herein, neither the Buyer nor any of its Subsidiaries is relying, and neither the Buyer nor any of its Subsidiaries has relied on, any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, including with respect to any information (including any estimates, projections, forecasts or other forward-looking information, business plans or other similar material) provided or made available to the Buyer, the Transitory Subsidiary or any of their respective Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors, or any other Person (including in "data rooms," confidential information memoranda, management presentations or otherwise in anticipation or contemplation of the Merger or any other transaction contemplated by this Agreement). Such representations and warranties set forth herein constitute the sole and exclusive representations and warranties of the Company and its Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors in connection with the Merger and each of the Buyer and its Subsidiaries understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company.

 ARTICLE V

CONDUCT OF BUSINESS

        5.1.    Covenants of the Company.     Except as specifically contemplated herein, set forth in Section 5.1 of the Company Disclosure Schedule or as consented to in writing by the Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), during the period commencing on the date of this Agreement and ending at the Effective Time or such earlier date as this Agreement may be terminated in accordance with its terms (the "Pre-Closing Period"), the Company shall, and shall cause each of its Subsidiaries to, (x) act and carry on its business in the Ordinary Course of Business and (y) use commercially reasonable efforts consistent with the foregoing to preserve intact the business organization of the Company and its Subsidiaries and to keep available the services of its officers and employees (other than any terminations of its officers or employees for cause) and to preserve intact the relationships with its suppliers, customers, contractors, licensors and others having material business relationships with the business. Without limiting the generality of the foregoing, except as specifically contemplated herein or as set forth in Section 5.1 of the Company Disclosure Schedule, during the Pre-Closing Period the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do any of the following without the prior written consent of the Buyer (which consent shall not be unreasonably withheld, conditioned or delayed):

        (a)   (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent), (ii) split, combine, reclassify or alter any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities; or (iii) purchase, retire, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire, or convertible into, exchangeable or exercisable for, any such shares or other securities, except, in the case of this clause (iii), for the acquisition of shares of Company Common Stock (A) from holders of Company Stock Options or Company RSUs in full or partial payment of any applicable Taxes, or in full or partial payment of the exercise price payable thereunder upon exercise or settlement of Company Stock Options or Company RSUs to the extent required or permitted under the terms of such Company Stock Options or Company RSUs, or (B) from current or former employees, directors and consultants of the Company or any of its Subsidiaries required pursuant to the terms of any Company Benefit Plan as in effect on the date of this Agreement;

        (b)   except as permitted by Section 5.1(i), issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities (other than the issuance of shares of Company Common Stock upon the exercise of Company Stock Options or the settlement of Company RSUs outstanding on the date of this Agreement or pursuant to the Company Rights Agreement);

        (c)   amend its Articles of Organization, by-laws or other comparable charter or organizational documents;

        (d)   directly or indirectly acquire (i) by merging or consolidating with, or by purchasing all or a substantial portion of the assets, rights or properties or any stock of, or by any other manner, any other Person or (ii) any other material assets, except for inventory and equipment acquired in the Ordinary Course of Business;

        (e)   sell, assign, transfer, lease, sublease, license, pledge, subject to any Lien, allow to lapse or expire or otherwise dispose of, encumber or convey (including by merger, consideration, sale of stock or assets or similar transaction) any properties, rights or assets of the Company or of any of its

Subsidiaries, other than (i) sales, leases, transfers or other dispositions in the Ordinary Course of Business, (ii) sales of properties, assets or rights with a sale price (including any related assumed indebtedness) that does not exceed $100,000 individual or $250,000 in the aggregate or (iii) sales of non-exclusive licenses, where such license is limited to the respective customer's use or receipt of the Company Software and services of the Company or any of its Subsidiaries and subject to the terms and conditions (including as to confidentiality) that are consistent with the Ordinary Course of Business;

        (f)    cancel, fail to renew, fail to continue to prosecute, fail to protect or defend, abandon or allow to lapse any material Company Intellectual Property;

        (g)   adopt any new shareholder rights plan (provided, that nothing in this Section 5.1 shall limit the Company's ability to terminate the Company Rights Agreement);

        (h)   (i) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person (other than (A) in connection with the financing of trade receivables in the Ordinary Course of Business and (B) letters of credit or similar arrangements issued to or for the benefit of suppliers and manufacturers in the Ordinary Course of Business, provided that in the case of each of clauses (A) and (B) such indebtedness does not impose or result in any additional restrictions or limitations that would be material to the Company or its Subsidiaries, other than any obligation to make payments on such indebtedness and other than any restrictions or limitations to which the Company or any of its Subsidiaries is currently subject under the terms of any indebtedness outstanding as of the date of this Agreement, and provided that such indebtedness shall not exceed $1,000,000 in the aggregate), (ii) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, (iii) make any loans, advances (other than routine, immaterial advances to current employees of the Company and its Subsidiaries in the Ordinary Course of Business) or capital contributions to, or investment in, any other Person, other than the Company or any of its direct or indirect wholly owned Subsidiaries, or (iv) enter into any hedging agreement or other financial agreement or arrangement designed to protect the Company or its Subsidiaries against fluctuations in commodities prices or exchange rates;

        (i)    authorize or enter into any agreement, contract or commitment (or series of such similar transactions) for or make any capital expenditures or other expenditures with respect to property, plant or equipment in excess of $200,000 in the aggregate for the Company and its Subsidiaries, taken as a whole, other than expenditures of the category and nature contemplated by, and in an aggregate amount not exceeding the aggregate amount as set forth in, the Company's budget (which budget is set forth on Section 5.1(i) of the Company Disclosure Schedule);

        (j)    make any material changes in accounting methods, principles, estimates or practices, except insofar as required by a concurrent change in GAAP and as agreed to by its independent public accountants;

        (k)   except as required to comply with applicable law or agreements, plans or arrangements existing on the date of this Agreement, and except for the payment of annual bonuses to employees for the Company's 2016 fiscal year in the Ordinary Course of Business required pursuant to the terms of the relevant bonus programs as in effect on the date of this Agreement, (i) adopt, enter into, terminate or materially amend any Employee Benefit Plan or collective bargaining agreement, (ii) increase the wages, base pay, fees, salaries, compensation, bonuses, incentives, deferred compensation, pensions, severance or termination payments, retirement, profit sharing, equity or equity-linked awards, employee benefit plans, fringe benefits or any other form of compensation or benefits payable by the Company or any of its Subsidiaries (except for annual increases of salaries in the Ordinary Course of Business with respect to employees who are not directors, officers or other management employees), (iii) accelerate the payment, right to payment or vesting of any compensation or benefits under any Employee Benefit

Plan, (iv) grant any equity, equity-based or restricted cash compensation, (v) hire or terminate any employee, consultant or director other than in the Ordinary Course of Business, or (vi) take any action other than in the Ordinary Course of Business to fund or in any other way secure the payment of compensation or benefits under any Employee Benefit Plan;

        (l)    make or change any material Tax election, change any annual Tax accounting period, make any material change in Tax accounting method, amend any material Tax Return, settle or finally resolve any controversy with respect to a material amount of Taxes, agree to an extension or waiver of the statute of limitations with respect to a material assessment or determination of Taxes or surrender any right to claim a material Tax refund, except in each case as required by applicable law;

        (m)  (A) commence any litigation or claims other than in the Ordinary Course of Business consistent with past practice, (B) settle, release or forgive any claim requiring payments to be made by the Company or its Subsidiaries in excess of $500,000 individually, or $1,000,000 in the aggregate, other than intercompany claims, or (C) waive any right with respect to any material claim held by the Company or its Subsidiaries other than in the Ordinary Course of Business;

        (n)   adopt or enter into a plan or agreement of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

        (o)   enter into any new line of business;

        (p)   enter into, modify in any material respect or terminate any agreement that would be a Company Material Contract within the meaning of Section 3.11(a)(ii) or contracts appointing any third party as a distributor or reseller of the Company's products of services; or

        (q)   authorize, propose, announce an intention, offer, commit or agree, in writing or otherwise, to take any of, the foregoing actions.

        5.2.    Confidentiality.     The parties acknowledge that the Buyer and the Company have previously executed a confidentiality agreement, dated as of March 1, 2016, as amended by the Clean Team Agreement (the "Confidentiality Agreement"), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified herein.

ARTICLE VI

ADDITIONAL AGREEMENTS

        6.1.    No Solicitation.

        (a)   Except as set forth in this Section 6.1, until the earlier of the Effective Time or the termination of this Agreement in accordance with the terms hereof (the "Specified Time"), the Company and its Subsidiaries shall not, the Company and its Subsidiaries shall cause their respective directors, officers and employees not to, and the Company and its Subsidiaries shall use reasonable best efforts to cause their respective investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants, other advisors and representatives, collectively, "Representatives") not to, directly or indirectly:

            (i)  solicit, initiate or knowingly encourage or cooperate with respect to, the preparation or submission of any inquiries or the making of any proposal or offer from any Person (other than the Buyer) that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal; or

           (ii)  enter into, continue or otherwise participate in any discussions, communications or negotiations with any Person regarding an Acquisition Proposal, or furnish to any Person that is seeking to make or has made an Acquisition Proposal any non-public information with respect to it or any of its Subsidiaries' business, properties or assets.

Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, subject to compliance with this Section 6.1, prior to the time the Required Company Shareholder Vote is obtained, the Company may (A) furnish non-public information with respect to the Company and its Subsidiaries to any Person (and the Representatives of such Person) in response to a request therefor making a bona fide written Acquisition Proposal that did not result from a material breach of this Section 6.1, pursuant to a confidentiality agreement not less restrictive with respect to the confidentiality obligations of the other party than the confidentiality obligations of the Buyer under the Confidentiality Agreement, and to the extent non-public information that has not been made available to the Buyer is made available to such Person, furnish such non-public information to the Buyer prior to or substantially concurrently with the time it is provided to such Person and (B) engage in discussions or negotiations (including solicitation of a revised Acquisition Proposal) with such Person and its Representatives regarding any such Acquisition Proposal; provided that the Company Board shall be permitted to take any action described in the foregoing clauses (A) and (B) if and only if prior to take such particular action the Company Board determines in good faith (after consultation with its outside legal counsel and financial advisors) that (i) the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board to the shareholders of the Company under applicable law and (ii) such Acquisition Proposal is or would reasonably be expected to lead to a Superior Proposal.

        (b)   Prior to the Specified Time, the Company Board shall not:

            (i)  withhold, withdraw, qualify or modify (or publicly propose to withhold, withdraw, qualify or modify), in a manner adverse to the Buyer, the approval or recommendation by the Company Board with respect to the Company Voting Proposal (the "Company Board Recommendation");

           (ii)  approve, recommend or otherwise declare advisable, or publicly propose to approve, recommend or otherwise declare advisable, an Acquisition Proposal;

          (iii)  fail to include the Company Board Recommendation in the Proxy Statement;

          (iv)  fail to publicly recommend against any Acquisition Proposal that is a tender offer or exchange offer within ten Business Days after commencement of such offer (or such fewer number of days as remain prior to the Company Meeting, as it may be adjourned or postponed in accordance with this Agreement) (any of the actions described in the foregoing clauses (i), (ii), (iii) and (iv), a "Company Board Recommendation Change"); or

           (v)  approve, and the Company shall not enter into, any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, or similar agreement (such agreement, an "Alternative Acquisition Agreement") providing for the consummation of a transaction contemplated by any Acquisition Proposal (other than a confidentiality agreement referred to in Section 6.1(a) entered into in the circumstances referred to in Section 6.1(a)).

Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, prior to the time the Required Company Shareholder Vote is obtained, the Company Board may (x) effect a Company Board Recommendation Change (A) in response to a Company Intervening Event or (B) following receipt of a bona fide written Acquisition Proposal after the date of this Agreement that did not result from a material breach of this Section 6.1 that the Company Board has determined in good faith, after consultation with outside legal counsel and its financial advisors, is a Superior Proposal, in each case of clauses (A) and (B) if, and only if, prior to effecting such Company Board Recommendation Change, (xx) the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board to the Company's shareholders under applicable Law and (yy) the Company complies with Section 6.1(c), or (y) following receipt of a bona fide written

Acquisition Proposal after the date of this Agreement that did not result from a material breach of this Section 6.1 that the Company Board has determined in good faith, after consultation with outside legal counsel and its financial advisors, is a Superior Proposal, cause or permit the Company to terminate this Agreement pursuant to Section 8.1(f) for the purpose of entering into a definitive acquisition agreement, merger agreement or similar definitive agreement (an "Alternative Definitive Acquisition Agreement") with respect to such Superior Proposal, if, and only if, (xx) prior to such termination, the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board to the Company's shareholders under applicable Law, (yy) prior to such termination, the Company complies with Section 6.1(c), and (zz) concurrently with such termination, (1) the Company enters into such Alternative Definitive Acquisition Agreement with respect to such Superior Proposal and (2) the Company pays a cash termination fee of $11.0 million (the "Company Termination Fee").

        (c)   Prior to the Company taking any of the actions (i) under clause (x)(A) in the second sentence of Section 6.1(b), (A) the Company shall provide the Buyer with four (4) Business Days' prior written notice advising the Buyer that it intends to effect a Company Board Recommendation Change in response to a Company Intervening Event, describing in reasonable detail the reasons for such Company Board Recommendation Change, (B) during such four (4) Business Day period, if requested by the Buyer, the Company shall make its representatives available for negotiations with the Buyer to amend the terms and conditions of this Agreement and (C) following the end of such four (4) Business Day period, the Company Board, after taking into account any modifications to the terms and conditions of this Agreement and the Merger set forth in a written and binding offer of the Buyer, shall re-determine in good faith after consultation with its financial advisors and outside counsel that (x) such Company Intervening Event continues to necessitate a Company Board Recommendation Change, even if the modifications offered by the Buyer were to be given effect and (y) failure to effect such Company Board Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board to the Company's shareholders under applicable Law, or (ii) under clause (x)(B) or clause (y) in the second sentence of Section 6.1(b), (A) the Company shall provide the Buyer with four (4) Business Days' prior written notice (it being understood and agreed that any material amendment to the amount or form of consideration payable in connection with the applicable Acquisition Proposal, or any material amendment to the financial terms or any other material terms of the applicable Acquisition Proposal, shall require a new notice and an additional three (3) Business Day period) advising the Buyer that it intends to take such action, and attaching a complete copy of the Acquisition Proposal (any such notice described in either of clauses (i)(A) or (ii)(A) of this Section 6.1(c), a "Recommendation Change Notice") (it being understood that a Recommendation Change Notice shall not constitute a Company Board Recommendation Change for purposes of this Agreement), (B) the Company shall, during such four (4) Business Day period (or subsequent three (3) Business Day period), make its Representatives available for negotiations with the Buyer to make such adjustments to the terms and conditions of this Agreement and (C) following the end of such four (4) Business Day period (or subsequent three (3) Business Day period), the Company Board, after taking into account any modifications to the terms and conditions of this Agreement and the Merger set forth in a written and binding offer of the Buyer, shall re-determine in good faith after consultation with its financial advisors and outside counsel that (x) such Acquisition Proposal continues to constitute a Superior Proposal and (y) failure to effect such Company Board Recommendation Change would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board to the Company's shareholders under applicable Law.

        (d)   The Company shall promptly (and in any event within one Business Day) after the Company's receipt or the occurrence of any Acquisition Proposal or the determination of the existence of a Company Intervening Event, as applicable, (i) notify the Buyer of such Acquisition Proposal or Company Intervening Event, as applicable, (ii) communicate the material terms and conditions of any such Acquisition Proposal (including, if applicable, providing copies of any written inquiries, requests, proposals or offers and any proposed agreements relating thereto, which may be redacted to the extent necessary to protect confidential information of the Person making such Acquisition Proposal) and the identity of the Person making any such Acquisition Proposal or the material events, facts, circumstances, developments or occurrences of such Company Intervening Event, as applicable, and (iii) notify the Buyer of any request for non-public information for the purpose of making, or to engage in negotiations or discussions that contemplate, an Acquisition Proposal.

        (e)   Notwithstanding the foregoing, the Company and the Company Board may (i) take and disclose to its shareholders a position with respect to a tender offer contemplated by Rule 14e-2 promulgated under the Exchange Act with regard to any Acquisition Proposal (provided that any such action or disclosure shall be deemed to constitute a Company Board Recommendation Change, unless the Company Board reaffirms the Company Board Recommendation in connection with such action or disclosure) and (ii) make any disclosure contemplated by Rule 14d-9(f) promulgated under the Exchange Act.

        (f)    From and after the date of this Agreement, the Company and its Subsidiaries shall, and shall cause their respective directors, officers and employees to, and shall use reasonable best efforts to cause its investment bankers, attorneys, accountants and other advisors or representatives to, (i) cease and terminate immediately all activities, discussions, communications and negotiations that commenced prior to the date of this Agreement regarding any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) take such action as is necessary to enforce any confidentiality provisions or provisions of similar effect to which the Company or any of its Subsidiaries is a party or of which the Company or any of its Subsidiaries is a beneficiary and (iii) not terminate, waive, amend, release or modify any provision of any standstill agreement (including any standstill provision contained in any confidentiality or other agreement) to which it or any of its Affiliates or Representatives is a party, unless, solely, with respect to this clause (iii), the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board to the Company's shareholders under applicable Law. The Company shall promptly after the date of this Agreement instruct each Person which has heretofore executed a confidentiality agreement relating to any Acquisition Proposal with or for the benefit of the Company to promptly return or destroy all confidential information, documents and materials relating to an Acquisition Proposal or to the Company, its Subsidiaries or its businesses, operations or affairs heretofore furnished by or on behalf of the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of any confidentiality agreement with such Person and terminate any "data room" or similar access of such Persons and their Representatives.

        (g)   For purposes of this Agreement:

        "Acquisition Proposal" means any inquiry, proposal or offer for (i) a merger, reorganization, consolidation, liquidation, dissolution, tender offer, recapitalization, share exchange, exchange offer, sale of shares of capital stock, stock acquisition, asset acquisition, joint venture, business combination or similar transaction involving the Company and its Subsidiaries, taken as a whole, (ii) the issuance by the Company of 20% or more of its equity securities or (iii) the acquisition, in any manner (merger, reorganization, consolidation, liquidation, dissolution, tender offer, recapitalization, share exchange, exchange offer, sale of shares of capital stock, stock acquisition, asset acquisition, joint venture, business combination or similar transaction), directly or indirectly, of beneficial ownership of 20% or more of (A) the equity securities or voting power of the Company (including any options, rights or warrants to purchase, or securities convertible into, exchangeable or exercisable for, shares of any capital stock of the Company) or (B) the assets of the Company and its Subsidiaries to which 20% or more of the Company's consolidated revenues, net income or assets in either of the most recently completed two fiscal years of the Company are attributable, in each of the foregoing cases other than the transactions contemplated by this Agreement.

        "Superior Proposal" means any bona fide written Acquisition Proposal made other than by the Buyer or a controlled Affiliate of the Buyer following the date of this Agreement (on its most recently amended or modified terms, if amended or modified) which the Company Board determines in its good faith judgment would, if consummated, result in a transaction that is more favorable to the holders of Company Common Stock from a financial point of view than the transactions contemplated by this Agreement (after consultation with its outside financial and legal advisors), taking into account all the terms, conditions and other aspects relating to such proposal (including the financial, regulatory, legal and other aspects of such proposal (including closing conditions, the likelihood and contemplated timing of shareholder approval, closing or financing requirements) and the Person making such proposal) and this Agreement (including any written, binding proposal by the Buyer to amend the terms of this Agreement, which offer is not revocable for at least five business days); provided, that the reference to "20%" in the definition of "Acquisition Proposal" shall be deemed to be a reference to "50%."

        "Company Intervening Event" shall mean an event, fact, circumstance, development or occurrence that materially improves the business, assets, operations or prospects of the Company and its Subsidiaries, taken as a whole, that is not known or reasonably foreseeable by the Company Board as of the date of this Agreement, or, if known, the magnitude or material consequences of which were not reasonably foreseeable by the Company Board as of the date of this Agreement; which event, fact, circumstance, development or occurrence becomes known to or by the Company Board prior to obtaining the Required Company Shareholder Vote; provided, however, that none of the following will constitute a Company Intervening Event: (i) any action taken by the Company or any of its Subsidiaries pursuant to and in compliance with the affirmative covenants set forth in Section 5.1, (ii) any change in the market price or trading volume of the Company's stock (it being understood that the facts giving rise or contributing to such change may be deemed to constitute, or be taken into account in determining whether there is a Company Intervening Event), (iii) the failure of the Company to meet internal or analysts' estimates, guidance, projections or forecasts of the results of operations of the Company (it being understood that the facts giving rise or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there is a Company Intervening Event), (iv) the receipt, existence of or terms of an Acquisition Proposal or any inquiry relating thereto or the consequences thereof, and (v) any event, change, circumstance, effect, development or state of facts that would constitute a Buyer Material Adverse Effect.

        6.2.    Proxy Statement.

        (a)   As promptly as reasonably practicable (but in no event more than ten (10) Business Days) after the execution of this Agreement, the Company, in cooperation with the Buyer, shall prepare and file with the SEC the Proxy Statement. The Proxy Statement shall include the Company Board Recommendation, except to the extent the Company Board shall have effected a Company Board Recommendation Change to the extent such action is permitted by Section 6.1. The Company shall respond to any comments of the SEC or its staff and shall cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time after the resolution of any such comments.

        (b)   Except to the extent related to an Acquisition Proposal or a Recommendation Change Notice, the Company shall notify the Buyer promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement, and the Company shall, and shall cause its Representatives to, supply the Buyer with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or the transactions contemplated hereby. The Company shall (i) cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 6.2 to comply in all material respects with all applicable requirements of Law and the rules and regulations promulgated thereunder and (ii) use commercially reasonable efforts to respond, with the assistance of, and after consultation with, the Buyer, to the extent provided by this Section 6.2(b), to any comments of the SEC with respect to the Proxy Statement. Except to the extent related to an Acquisition Proposal or a Recommendation Change Notice, whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any information relating to the Company, the Buyer or any of their respective Affiliates, officers or directors is discovered by the Company or the Buyer that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement or the other filings would not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Buyer or the Company, as the case may be, shall promptly inform the other of such occurrence or discovery and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to shareholders of the Company to the extent required by applicable Law, such appropriate amendment or supplement. The Proxy Statement will, on the date the Proxy Statement (including any amendment or supplement thereto) is first distributed to shareholders of the Company and at the time of the Company Meeting, comply as to form in all material respects with the requirements of the Exchange Act. Except to the extent related to an Acquisition Proposal or a Recommendation Change Notice, prior to the filing or distribution of the Proxy Statement (or any amendment or supplement thereto) or responding to any SEC comments on the Proxy Statement, each of the Company, on the one hand, and the Buyer, on the other hand, shall (x) provide each other with a reasonable opportunity to review and comment on the Proxy Statement and all amendments or supplements to the foregoing documents and (y) consider in good faith such comments reasonably proposed by the Company, on the one hand, or the Buyer, on the other hand, as applicable.

        6.3.    Listing of Common Stock.     The Company agrees to use commercially reasonable efforts to continue the listing of the Company Common Stock on The Nasdaq Global Select Market during the term of this Agreement.

        6.4.    Access to Information.     During the Pre-Closing Period, the Company shall (and shall cause each of its Subsidiaries to) afford to the Buyer's officers, employees, accountants, counsel and other Representatives, reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably disrupt or interfere with business operations, to all of its properties, books, contracts, commitments, personnel and records as the Buyer shall reasonably request, and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to the Buyer (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws and (b) all other information concerning its business, properties, assets, liabilities and personnel as the Buyer may reasonably request; provided, however, that subject to the disclosure requirements of Section 6.1, the Company shall not be required to permit any inspection or other access, or to disclose any information in connection with an Acquisition Proposal or a Recommendation Change Notice; provided further that information that the Company determines, in its reasonable judgment, to be competitively sensitive or highly proprietary, including but not limited to proprietary strategic, financial, pricing, production, trade secret and operational information, shall only be provided by the Buyer in accordance with the terms of the Clean Team Agreement, dated as of April 1, 2016, between the Company and the Buyer (the "Clean Team Agreement"). The Buyer will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement and the Clean Team Agreement, as applicable.

        6.5.    Shareholders Meeting.     The Company, acting through the Company Board, shall take all actions in accordance with applicable law, its Articles of Organization and By-laws and the rules of The Nasdaq Global Select Market to promptly and duly call, give notice of, convene and hold as promptly as reasonably practicable following the date the SEC confirms that it has no further comments on the Proxy Statement the Company Meeting for the purpose of considering and voting upon the Company Voting Proposal. Subject to Section 6.1, (a) the Company Board shall recommend approval of the Company Voting Proposal by the shareholders of the Company and include such recommendation in the Proxy Statement and (b) the Company Board shall not effect a Company Board Recommendation Change. Subject to Section 6.1, the Company shall use its reasonable best efforts to solicit from its shareholders proxies in favor of the Company Voting Proposal and shall take all other action reasonably necessary or advisable to secure the vote or consent of the shareholders of the Company required by the rules of The Nasdaq Global Select Market or the MBCA to obtain such approvals. The Company shall keep the Buyer updated with respect to proxy solicitation results as reasonably requested by the Buyer. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Company Meeting after consultation with the Buyer, to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company's shareholders within a reasonable amount of time in advance of the Company Meeting or, if as of the time for which the Company Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Meeting. The Company agrees that, unless this Agreement has been terminated in accordance with Section 8.1, its obligations pursuant to this Section 6.5 shall not be affected by the making of any Company Board Recommendation Change by the Company Board or the occurrence of a Company Intervening Event.

        6.6.    Legal Conditions to the Merger.

        (a)   Subject to the terms hereof, including Section 6.1 and Section 6.6(b), the Company and the Buyer shall each use its best efforts to:

            (i)  take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby as promptly as practicable;

           (ii)  as promptly as practicable, obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by the Company or the Buyer or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; provided, however, that in no event shall the Company or any of its Subsidiaries be required to pay, prior to the Effective Time, any fee, penalties or other consideration to any third party to obtain any consent or approval required for the consummation of the Merger;

          (iii)  as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Exchange Act, and any other applicable federal or state securities laws, (B) the HSR Act, the Antitrust Laws listed on Schedule 6.6 and any related governmental request thereunder, and (C) any other applicable law; and

          (iv)  execute or deliver any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

The Company and the Buyer shall cooperate with each other in connection with the making of all such filings and submissions, including providing copies of all such filings and submissions to the non-filing party and its advisors prior to filing or submitting and, if requested, accepting reasonable additions, deletions or changes suggested in connection therewith. The Company and the Buyer shall use their respective best efforts to furnish to each other all information required for any filing or other submission to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Proxy Statement) in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, the Buyer and the Company agree that nothing contained in this Section 6.6(a) shall modify or affect their respective rights and responsibilities under Section 6.6(b).

        (b)   Subject to the terms hereof, and without limiting the Buyer's obligations under Section 6.6(c), the Buyer and the Company agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective best efforts to obtain any government clearances or approvals required for Closing under the HSR Act or any other applicable Antitrust Laws, to respond to any government requests for information under any Antitrust Law, and to avoid any decree, judgment, injunction or other order (whether temporary, preliminary or permanent (a "Restrictive Order")), or court, administrative, or other filing by any party seeking to obtain such Restrictive Order, that restricts, materially delays, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement under any Antitrust Law. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other parties in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Law, it being understood and agreed that, while the Buyer will consider the views of the Company, the Buyer will hold the final decision-making authority with respect to addressing any issue under any Antitrust Law. To the extent permitted by law or Governmental Entities reviewing the transactions contemplated by this Agreement, the parties will provide each other the opportunity to participate in meetings and other substantive conversations with any such Governmental Entities.

        (c)   In furtherance and not in limitation of the covenants of the parties contained in this Section 6.6, in exercising its best efforts to obtain all required Regulatory Approvals, the Buyer shall take any and all steps necessary in order to avoid the entry of, or to effect the dissolution of, any Restrictive Order, which would have the effect of preventing or delaying the Effective Time beyond the Outside Date, including proposing, negotiating, offering to commit and effect (and if such offer is accepted, commit to and effect), by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of such assets or businesses of the Buyer or, effective as of the Effective Time, the Surviving Corporation, or their respective Subsidiaries, or otherwise offering to take or offer to commit to take any action which it is capable of taking and if the offer is accepted, taking or committing to take such action that limits its freedom of action with respect to, or its ability to retain, any of the businesses, services or assets of the Buyer, the Surviving Corporation or their respective Subsidiaries; provided, however, that the Buyer may expressly condition any such sale, holding separate, or other disposal, and any agreement to take any such action or to conduct its business in any manner, upon consummation of the transactions contemplated hereby. For the avoidance of doubt, the Buyer shall take any and all actions necessary in order to ensure that (i) no requirement for a waiver, consent, approval or termination of applicable waiting periods of the Federal Trade Commission, the Antitrust Division of the Department of Justice, any State Attorney General or other Governmental Entity, (ii) no decree, judgment, injunction, temporary restraining order or any other order in any suit or proceeding, and (iii) no other matter relating to any antitrust or competition law or regulation, would preclude consummation of the Merger by the Outside Date. Notwithstanding anything to the contrary in this Agreement, (i) nothing in this Agreement shall require the Buyer to sell, divest or dispose of assets of the Company's cargo and/or mobile cargo inspection system businesses; (ii) nothing in this Agreement shall require the Buyer to license any Company Intellectual Property or provide any transition services (including manufacturing services); and (iii) nothing in this Agreement shall require the Buyer to initiate or participate in any legal proceeding with respect to any such matters.

        (d)   Each of the Company and the Buyer shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their commercially reasonable efforts to obtain any third party consents required in connection with the Merger that are (i) necessary to consummate the transactions contemplated hereby, (ii) disclosed or required to be disclosed in the Company Disclosure Schedule or the Buyer Disclosure Schedule, as the case may be, or (iii) required to prevent the occurrence of an event that is reasonably likely to have a Company Material Adverse Effect or a Buyer Material Adverse Effect prior to or after the Effective Time, it being understood that neither the Company nor the Buyer shall be required to make any payments in connection with the fulfillment of its obligations under this Section 6.6.

        6.7.    Public Disclosure.     Except as may be required by law or stock market regulations, (a) the press release announcing the execution of this Agreement shall be issued only in such form as shall be mutually agreed upon by the Company and the Buyer and (b) the Buyer and the Company shall consult with the other party before issuing any other press release or otherwise making any public statement with respect to the Merger or this Agreement; provided, however, that (i) each of the foregoing parties may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in Company SEC Reports (or, in the case of the Buyer, in its comparable registration statements, forms, reports, proxy statements and other documents filed or furnished with the SEC), so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party), (ii) a party may, without the prior consent of the other party hereto, issue any such press release or make any such public announcement or statement as may be required by requirements under Law, and (iii) these restrictions shall not apply to any Company communications regarding an Acquisition Proposal, a Superior Proposal or a Recommendation Change Notice.

        6.8.    Indemnification.

        (a)   From the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, the Surviving Corporation shall indemnify and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of the Company or any of its Subsidiaries (the "Indemnified Parties"), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the Indemnified Party is or was an officer or director of the Company or any of its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under the MBCA for officers and directors of Massachusetts corporations. Each Indemnified Party will be entitled to advancement of reasonable expenses (including reasonable attorneys' fees) incurred in the defense of any such claim, action, suit, proceeding or investigation from each of the Buyer and the Surviving Corporation within fifteen (15) Business Days of receipt by the Buyer or the Surviving Corporation from the Indemnified Party of a written request therefor; provided that any Person to whom expenses are advanced provides an undertaking, to the extent required by the MBCA, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification under applicable law.

        (b)   From the Effective Time through the six-year anniversary of the date on which the Effective Time occurs, the Articles of Organization and By-laws of the Surviving Corporation shall contain, and the Buyer shall cause the Articles of Organization and By-laws of the Surviving Corporation to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its Subsidiaries than are presently set forth in the Articles of Organization and By-laws of the Company as in effect on the date of this Agreement.

        (c)   Subject to the next sentence, the Surviving Corporation shall either (i) maintain, and the Buyer shall cause the Surviving Corporation to maintain, at no expense to the beneficiaries, in effect for six (6) years from the Effective Time the current policies of the directors' and officers' liability insurance maintained by the Company (the "Current D&O Insurance") with respect to matters existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) (provided that the Surviving Corporation may substitute therefor policies with reputable carriers of at least the same coverage containing terms, conditions and exclusions that are not, in the aggregate, less favorable to the Indemnified Parties), so long as the annual premium therefor would not exceed 250% of the last annual premium paid prior to the Effective Time (such 250%, the "Maximum Premium"), or (ii) purchase a six (6) year extended reporting period endorsement with respect to the Current D&O Insurance and maintain such endorsement in full force and effect for its full term; provided, however, that in no event shall the Surviving Corporation be required to expend on such "tail" policy more than an amount per year equal to the Maximum Premium; provided, further, that in the event, but for the immediately preceding proviso, the Surviving Corporation would be required to expend more than the Maximum Premium, the Surviving Corporation may obtain the maximum amount of such insurance obtainable by payment of annual premiums equal to the Maximum Premium. If the Company's or the Surviving Corporation's existing insurance expires, is terminated or canceled during such six-year period or exceeds the Maximum Premium, the Surviving Corporation shall obtain, and the Buyer shall cause the Surviving Corporation to obtain, a substitute policy with a reputable carrier of at least the same coverage containing terms, conditions and exclusions that are not less favorable to the Indemnified Parties for the remainder of such period for an annualized premium not in excess of the Maximum Premium.

        (d)   In the event the Buyer or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any entity, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or, at the Buyer's option, the Buyer shall expressly assume and succeed to the obligations set forth in this Section 6.8.

        (e)   The Buyer shall pay all expenses, including reasonable attorneys' fees, that may be incurred by the Persons referred to in this Section 6.8 in connection with their enforcement of their rights provided in this Section 6.8.

        (f)    The provisions of this Section 6.8 are intended to be in addition to the rights otherwise available to the current officers and directors of the Company by law, charter, statute, by-law or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties.

        6.9.    Notification of Certain Matters.     During the Pre-Closing Period, the Buyer shall give prompt notice to the Company, and the Company shall give prompt notice to the Buyer, of (a) the occurrence, or failure to occur, of any event, which occurrence or failure to occur that causes or is reasonably likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect, in each case that would result in the failure of the conditions set forth in Section 7.2(a) or 7.3(a) at any time from and after the date of this Agreement until the

Effective Time, or (b) any failure of the Buyer and the Transitory Subsidiary or the Company, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the above, the delivery of any notice pursuant to this Section will not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the conditions to such party's obligation to consummate the Merger. The parties hereto agree that the Company's or the Buyer's, as applicable, compliance or failure to comply with this Section 6.9 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.2(b) or Section 7.3(b), as applicable, has been satisfied. For the avoidance of doubt, no such notice shall be effective to cure or correct any breach of any representation, warranty, covenant or agreement by the Company or the Buyer, as applicable, or constitute the waiver of any indemnification or other rights of the Buyer or the Company, as applicable.

        6.10.    Exemption from Liability Under Section 16(b).

        (a)   The Board of Directors of the Buyer, or a committee thereof consisting of non-employee directors (as such term is defined for purposes of Rule 16b-3(d) under the Exchange Act), shall be permitted to adopt a resolution in advance of the Effective Time providing that the receipt by the Company Insiders of options to purchase Buyer Common Stock upon assumption and conversion of Company Stock Options, in each case pursuant to the transactions contemplated hereby and to the extent such securities are listed in the Section 16 Information, is intended to be exempt pursuant to Rule 16b-3 under the Exchange Act.

        (b)   For purposes of this Agreement, "Section 16 Information" means information regarding the Company Insiders and the number of shares of Company Common Stock or other Company equity securities deemed to be beneficially owned by each such Company Insider and expected to be exchanged for options to purchase Buyer Common Stock in connection with the Merger, which shall be provided by the Company to the Buyer at least 10 Business Days prior to the Closing.

        (c)   For purposes of this Agreement, "Company Insiders" means those officers and directors of the Company who immediately after the Closing become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Buyer.

        6.11.    Employee Benefits Matters.

        (a)   For the period beginning on the Effective Time and ending on the later of six (6) months after the Closing Date or March 31, 2017, the Buyer shall provide, or shall cause to be provided, to each employee of the Company and its Subsidiaries who was an employee of the Company or its Subsidiaries immediately prior to the Effective Time and who continues employment with the Buyer or any of its Subsidiaries (the "Company Employees") (i) a base salary or an hourly wage rate, as applicable, and annual bonus target that are no less favorable, in the aggregate, than the base salary or hourly wage rate, as applicable, and annual bonus target provided to such Company Employee immediately before the Closing Date and (ii) health and welfare benefits that are substantially comparable, in the aggregate, to either, as selected by the Buyer in its sole discretion, (x) the health and welfare benefits provided to such Company Employee immediately before the Closing Date or (y) the health and welfare benefits provided to similarly situated employees of the Buyer and its Subsidiaries.

        (b)   For purposes of determining vesting, eligibility to participate and level of benefits under the plans, policies, arrangements, or practices of the Buyer and its Subsidiaries providing benefits to any Company Employees after the Closing (the "New Plans"), each Company Employee shall, subject to applicable law and applicable tax qualification requirements, be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Closing Date, to the same extent as such Company Employee was entitled before the Closing Date, to credit for such service under any similar Company Employee benefit plan in which such Company Employee participated or was eligible to participate immediately prior to the Closing Date; provided that the foregoing shall not apply with respect to benefit accruals under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, the Buyer shall use its reasonable best efforts to cause (i) each Company Employee to be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is of the same type as the Employee Benefit Plan in which such Company Employee participated immediately before the Closing Date (such plans, collectively, the "Old Plans"), and (ii) each New Plan providing medical, dental, pharmaceutical or vision benefits to any Company Employee to waive all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Company Employee and his or her covered dependents, unless such conditions would not have been waived under the Old Plan of the Company or its Subsidiaries in which such Company Employee participated immediately prior to the Closing Date and (iii) all co-payments, deductibles and other eligible expenses incurred by such Company Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Company Employee's participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

        (c)   If the employment of any Company Employee (who is not otherwise a party to an employment, change in control or other similar agreement) is terminated on or prior to the first anniversary of the Effective Time under circumstances under which such Company Employee would have received severance benefits under an Employee Benefit Plan, the Buyer will cause the Surviving Corporation to provide that such Company Employee shall be entitled to severance benefits from the Surviving Corporation that are no less favorable than the severance benefits provided to similarly situated employees of Buyer and its Subsidiaries.

        (d)   Effective no later than the day immediately prior to the Closing Date, the Company and its Subsidiaries shall take or cause to be taken all actions necessary to terminate any and all Employee Benefit Plans intended to qualify as qualified cash or deferred arrangements under Section 401(k) of the Code.

        (e)   Nothing contained in this Agreement shall, or shall be construed so as to, (i) prevent or restrict in any way the right of the Buyer to terminate, reassign, promote or demote any employee, independent contractor, director or other service provider of the Company or its Subsidiaries (or to cause any of the foregoing actions) at any time following the Closing Date, or to change (or cause the change of) the title, powers, duties, responsibilities, functions, locations, salaries, other compensation or terms or conditions of employment or service of any such service providers at any time following the Closing Date; (ii) constitute an amendment or modification of any plan; or (iii) create any third party rights in any such current or former service provider of the Company or its Subsidiaries (including any beneficiary or dependent thereof); or (iv) obligate the Buyer to adopt or maintain any particular plan or program or other compensatory or benefits arrangement at any time or prevent the Buyer from modifying or terminating any such plan, program or other compensatory or benefits arrangement at any time, subject to any required agreement of the counterparty thereto.

        (f)    Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.11, express or implied, is intended to confer upon any Company Employee or other Person any rights or remedies of any nature whatsoever under or by reason of this Section 6.11 or is intended to be, shall constitute or be construed as an amendment to or modification of any employee benefit plan, program, policy, agreement or arrangement of the Buyer, the Company, the Surviving Corporation or any respective Subsidiary thereof.

        (g)   The provisions of Section 6.11(a) through 6.11(c) shall not apply to Persons employed by the Company or any of its Subsidiaries outside the United States, it being agreed that such Persons shall be treated in accordance with applicable law and the terms of any contracts covering them.

        6.12.    Rights.     Prior to the Effective Time, the Company Board shall take all necessary action to cause the Company Rights to cease to be outstanding as of the Effective Time and to terminate the Company Rights Agreement, effective immediately prior to the Effective Time, without payment of any consideration in respect thereof.

        6.13.    Security Holder Litigation.     Notwithstanding anything to the contrary herein, each of the Company and the Buyer shall keep the other party hereto informed of, and consult and cooperate with such party in connection with, any litigation related to this Agreement, the Merger or the other transactions contemplated by this Agreement brought by any shareholder of the Company or any holder of the Company's other securities against the Company and/or its directors or officers. Each of the Buyer and the Company shall notify the other promptly of the commencement of any such shareholder litigation of which it has received written notice.

        6.14.    WARN Act Compliance.     The Company shall provide to the Buyer at the Closing a complete and accurate list of all "employment losses" at the Company or any of its Subsidiaries, as that term is defined in the WARN Act, which occurred in the 90 calendar days preceding the Closing, which list shows the name, date of separation, whether the individual resigned or was terminated by the Company or its Subsidiaries, and facility or operating unit of each employee of the Company or any of its Subsidiaries who suffered such an employment loss in such period (the "WARN List"). The Company (or applicable Subsidiary of the Company) shall give all necessary WARN Act notices with respect to employment losses that occur prior to the Closing Date with respect to any employees employed by the Company or any of its Subsidiaries.

        6.15.    Company Permits.     The Company shall, and shall cause its Subsidiaries to, use their respective reasonable best efforts to maintain in full force and effect all of the Company Permits.

ARTICLE VII

CONDITIONS TO MERGER

        7.1.    Conditions to Each Party's Obligation To Effect the Merger.     The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of the following conditions:

        (a)    Shareholder Approval.     The Company Voting Proposal shall have been adopted at the Company Meeting, at which a quorum is present, by the Required Company Shareholder Vote.

        (b)    Antitrust Laws.     The waiting period applicable to the consummation of the Merger under the HSR Act or any other applicable Antitrust Law set forth on Schedule 6.6 shall have expired or been terminated.

        (c)    No Injunctions.     No Governmental Entity of competent jurisdiction located in the United States or in any jurisdiction set forth on Schedule 6.6 shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or the other transactions contemplated by this Agreement; provided, however, that: (i) prior to invoking this provision, each party hereto shall use its best efforts to have any such order, executive order, stay, decree, judgment or injunction lifted; and (ii) a party may not invoke this provision unless the violation of such order, executive order, stay, decree, judgment, injunction, statute, rule or regulation that would arise from the consummation of the

Merger would reasonably be expected to have a Buyer Material Adverse Effect or a Company Material Adverse Effect.

        7.2.    Additional Conditions to Obligations of the Buyer and the Transitory Subsidiary.     The obligations of the Buyer and the Transitory Subsidiary to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following additional conditions, any of which may be waived, in writing, exclusively by the Buyer and the Transitory Subsidiary:

        (a)    Representations and Warranties.     (i) The representations and warranties of the Company contained in Section 3.3 (Subsidiaries), Section 3.4(b) and 3.4(c) (Authority; No Conflict, Required Filings and Consents), Section 3.11(c) (Contracts), Section 3.22 (Company Rights Agreement and Company Rights Agreement Amendment) and Section 3.24 (State Takeover Statutes) shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) the representations and warranties of the Company contained in Section 3.2 (Capitalization) shall be true and correct in all respects except for de minimis inaccuracies, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case, as of such date), (iii) the representations and warranties of the Company contained in Section 3.1 (Organization, Standing and Power), Section 3.4(a) and 3.4(d) (Authority; No Conflict, Required Filings and Consents), Section 3.7(b)(i) (Absence of Certain Changes or Events), Section 3.21 (Opinion of Financial Advisor) and Section 3.23 (Brokers) shall be true and correct in all respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case, as of such date) and (iv) all other representations and warranties of the Company set forth in this Agreement shall be true and correct (without, in the case of this clause (iv), giving effect to any limitation as to "material", "materiality" or "Company Material Adverse Effect" or similar limitation set forth therein) both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case, as of such date), except, in the case of this clause (iv), where the failure of such representations and warranties to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and the Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

        (b)    Performance of Obligations of the Company.     The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement on or prior to the Closing Date; and the Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

        (c)    No Material Adverse Effect.     Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect, and the Buyer shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

        7.3.    Additional Conditions to Obligations of the Company.     The obligation of the Company to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following additional conditions, either of which may be waived, in writing, exclusively by the Company:

        (a)    Representations and Warranties.     The representations and warranties of the Buyer and the Transitory Subsidiary set forth in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except (i) to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and (ii) where the failure to be true and correct (without regard to any materiality or Buyer Material Adverse Effect qualifications contained therein), individually or in the aggregate, has not had a Buyer Material Adverse Effect); and the Company shall have received a certificate signed on behalf of the Buyer by the chief executive officer or the chief financial officer of the Buyer to such effect.

        (b)    Performance of Obligations of the Buyer and the Transitory Subsidiary.     The Buyer and the Transitory Subsidiary shall have performed in all material respects all obligations required to be performed by them under this Agreement on or prior to the Closing Date; and the Company shall have received a certificate signed on behalf of the Buyer by the chief executive officer or the chief financial officer of the Buyer to such effect.

ARTICLE VIII

TERMINATION AND AMENDMENT

        8.1.    Termination.     This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time (with respect to Section 8.1(b) through 8.1(h), by written notice by the terminating party to the other party, specifying the provision of this Agreement pursuant to which such termination is made), whether before or, subject to the terms hereof, after approval of this Agreement by the shareholders of the Company:

        (a)   by mutual written consent of the Buyer, the Transitory Subsidiary and the Company; or

        (b)   by either the Buyer or the Company if the Merger shall not have been consummated by December 20, 2016 (the "Outside Date") (provided that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to fulfill any obligation under this Agreement has been a principal cause of or resulted in the failure of the Merger to occur on or before the Outside Date, as it may be extended hereunder); provided, however, that, (i) if by December 20, 2016, the Closing has not occurred due to the non-satisfaction of the conditions set forth in Section 7.1(b) or Section 7.1(c) (to the extent related to antitrust laws), the Outside Date may be extended by three months, upon the election of the Buyer in its sole discretion (the "First Extension Period"); and (ii) if by the end of the First Extension Period the Closing has not occurred due to the non-satisfaction of the conditions set forth in 7.1(b) or Section 7.1(c) (to the extent related to antitrust laws), the Outside Date may be extended by an additional three months, upon the mutual consent of the Buyer and the Company; or

        (c)   by either the Buyer or the Company if a Governmental Entity of competent jurisdiction located in the United States or in any jurisdiction set forth on Schedule 6.6 shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; provided, however, that a party hereto shall not be permitted to terminate this Agreement pursuant to this Section 8.1(c) if the issuance of any such order, decree, ruling or other action, or the failure of such order, decree, ruling or other action to be resisted, resolved or lifted, is attributable to the failure of such party (or any Affiliate of such party) to perform in any material respect any covenant in this Agreement required to be performed by such party (or any Affiliate of such party) at or prior to the Effective Time; or

        (d)   by either the Buyer or the Company if at the Company Meeting at which a vote on the Company Voting Proposal is taken, the Required Company Shareholder Vote in favor of the Company Voting Proposal shall not have been obtained; or

        (e)   by the Buyer if (i) there shall have been a Company Board Recommendation Change or the Company Board shall have approved or publicly recommended a Superior Proposal (or the Company Board resolves to do any of the foregoing) or (ii) the Company or any of its Subsidiaries shall have entered into an Alternative Acquisition Agreement, in each case, whether or not permitted by Section 6.1; or

        (f)    by the Company, pursuant to clause (y) of the second sentence of Section 6.1(b) prior to the time the Required Company Shareholder Vote is obtained, subject to the Company's compliance in all material respects with Section 6.1, provided, that the termination of this Agreement by the Company pursuant to this Section 8.1(f) shall not be effective unless and until the Company has paid, or has caused to be paid, the Company Termination Fee pursuant to Section 8.3(b)(ii) to the Buyer or its designee and concurrently with its termination of this Agreement the Company or any of its Subsidiaries enters into an Alternative Definitive Acquisition Agreement with respect to such Superior Proposal;

        (g)   by the Buyer, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 7.2(a) or 7.2(b) not to be satisfied, and (ii) if such breach is reasonably capable of being cured, shall not have been cured prior to the earlier of (x) 20 Business Days following receipt by the Company of written notice of such breach or failure to perform from the Buyer and (y) the Outside Date; provided that the Buyer is not then in material breach of any representation, warranty or covenant under this Agreement; or

        (h)   by the Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Buyer or the Transitory Subsidiary set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 7.3(a) or 7.3(b) not to be satisfied, and (ii) if such breach is reasonably capable of being cured, shall not have been cured prior to the earlier of (x) 20 Business Days following receipt by the Buyer of written notice of such breach or failure to perform from the Company and (y) the Outside Date; provided that the Company is not then in material breach of any representation, warranty or covenant under this Agreement.

        8.2.    Effect of Termination.     In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of the Buyer, the Company, the Transitory Subsidiary or their respective officers, directors, shareholders or Affiliates; provided that (a) any such termination shall not relieve any party from liability for any fraud or knowing and intentional breach of this Agreement and (b) the provisions of Section 5.2 (Confidentiality), this Section 8.2 (Effect of Termination), Section 8.3 (Fees and Expenses) and Article IX (Miscellaneous) of this Agreement and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

        8.3.    Fees and Expenses.

        (a)   Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

        (b)   The Company shall pay the Buyer the Company Termination Fee in the event that this Agreement is terminated:

            (i)  by the Buyer pursuant to Section 8.1(e);

           (ii)  by the Company pursuant to Section 8.1(f); or

          (iii)  (A) after the date of this Agreement, (x) any Acquisition Proposal has been received by the Company, any of its Subsidiaries or any of their respective Representatives which has become known to the public, or (y) any Person shall have publicly proposed or publicly disclosed any Acquisition Proposal or an intention (whether or not conditional) to make an Acquisition Proposal (and, in each case, in the case of a termination pursuant to Section 8.1(d), such Acquisition Proposal or publicly proposed or publicly disclosed intention shall not have been publicly withdrawn without qualification at least thirty (30) days before the Company Meeting), (B) this

  Agreement is terminated (x) by the Buyer or the Company pursuant to Section 8.1(b) (provided that (I) the Company Meeting shall not have occurred at or prior to the time of such termination and (II) there has been no injunction, order, ruling, decree, judgment or similar order by any Governmental Entity of competent jurisdiction which prevented the Company Meeting from having occurred at or prior to the Outside Date), or (y) by the Buyer or the Company pursuant to Section 8.1(d), or (z) by the Buyer pursuant to Section 8.1(g) due to a material breach by the Company of any covenant set forth in this Agreement and (C) concurrently with or within twelve (12) months after such termination, the Company shall have consummated any Acquisition Proposal (substituting fifty percent (50%) for the twenty percent (20%) threshold set forth in the definition of "Acquisition Proposal") (a "Qualifying Transaction") or entered into a definitive agreement providing for any Qualifying Transaction;

provided, however, that the Company shall not be required to pay any Company Termination Fee if, at the time of termination of this Agreement, the Buyer or the Transitory Subsidiary is in material breach of this Agreement. Any fee due under Section 8.3(b)(i) shall be paid to the Buyer by wire transfer of same-day funds within two Business Days after the date of termination of this Agreement. Any fee due under Section 8.3(b)(ii) shall be paid to the Buyer by wire transfer of same-day funds prior to or concurrently with the termination of this Agreement. Any fee due under Section 8.3(b)(iii) shall be paid to the Buyer by wire transfer of same-day funds (i) within two (2) Business Days after the date on which the definitive agreement providing for the Qualifying Transaction referenced in clause (C) of Section 8.3(b)(iii) is entered into or (ii) if there is no such agreement, upon the consummation of such Qualifying Transaction. In the event that the Buyer or its designee shall receive full payment pursuant to this Section 8.3(b), together with reimbursement of any applicable expenses and interest pursuant to Section 8.3(d), the receipt of the Company Termination Fee and reimbursement of any applicable expenses and interest pursuant to Section 8.3(d) shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the Buyer, the Transitory Subsidiary, any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of the Buyer, the Transitory Subsidiary, any of their respective Affiliates or any other Person shall be entitled to bring or maintain any other claim, action or proceeding against the Company or any of its Affiliates or its or their Representatives arising out of this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination; provided, however, that nothing in this Section 8.3(b) shall limit the rights of the Buyer and the Transitory Subsidiary under Section 9.10 prior to the termination of this Agreement.

        (c)   The parties hereto acknowledge and agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

        (d)   The Buyer shall pay the Company a cash termination fee of $11.0 million (the "Buyer Termination Fee") in the event that this Agreement is terminated by the Buyer or the Company pursuant to Section 8.1(b) and at the time of such termination all of the conditions set forth in Article VII have been satisfied or waived other than any condition with respect to antitrust laws set forth in Section 7.1(b) or Section 7.1(c). Any fee due under this Section 8.3(d) shall be paid to the Company by wire transfer of same-day funds within two (2) Business Days after the date of termination of this Agreement.

        (e)   If the Company or the Buyer fails to timely pay any amount due pursuant to this Section 8.3, and, in order to obtain the payment, the Buyer or the Company commences an action that results in a judgment against the Company or the Buyer, as the case may be, for the payment set forth in this Section 8.3, the party against which judgment was issued shall pay the other party its reasonable and documented costs and expenses (including reasonable and documented attorneys' fees) in connection with such suit, together with interest on such amount at the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received. If the party against which judgment was issued fails to timely pay an amount due pursuant to this Section 8.3, it shall pay the other party interest on such amount at the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date such payment is actually received.

        (f)    The parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement.

        8.4.    Amendment.     This Agreement may be amended, modified or supplemented by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of any party, but, after any such approval, no amendment shall be made which by Law requires further approval by such shareholders without such further approval. This Agreement may not be amended, modified or supplemented except by an instrument in writing signed on behalf of each of the parties hereto.

        8.5.    Extension; Waiver.     At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance by the other parties hereto with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. Such extension or waiver shall not be deemed to apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

        8.6.    Procedure for Termination, Amendment, Extension or Waiver.     A termination of this Agreement pursuant to Section 8.1, an amendment, modification or supplement of this Agreement pursuant to Section 8.4 or an extension or waiver of this Agreement pursuant to Section 8.5 shall, in order to be effective, require action by the respective Board of Directors of the applicable parties.

ARTICLE IX

MISCELLANEOUS

        9.1.    Nonsurvival of Representations, Warranties and Agreements.     None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time and this Article IX.

        9.2.    Notices.     All notices, consents, requests and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (iii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by facsimile or email, in each case to the intended recipient as set forth below:

  (a)
  if to the Buyer or the Transitory Subsidiary, to

    OSI Systems, Inc.
    12525 Chadron Avenue
    Hawthorne, CA 90250
    Attn: Victor Sze
    Email: VSze@osi-systems.com

    with a copy (which shall not constitute notice) to:

    Latham & Watkins LLP
    650 Town Center Drive, 20th Floor
    Costa Mesa, CA 92626
    Attn: Cary K. Hyden and Michael A. Treska
    Email: cary.hyden@lw.com; michael.treska@lw.com
    Telecopy: (714) 755-8290

  (b)
  if to the Company, to

    American Science and Engineering, Inc.
    829 Middlesex Turnpike,
    Billerica, Massachusetts 01821
    Attn: Michael J. Muscatello
    Telecopy: (978) 262-0526

    with a copy (which shall not constitute notice) to:

    Wilmer Cutler Pickering Hale and Dorr LLP
    60 State Street
    Boston, MA 02109
    Attn: Jay Bothwick
    Telecopy: (617) 526-5000

        Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered for purposes of this Section 9.2 by giving the other parties to this Agreement notice in the manner herein set forth.

        9.3.    Entire Agreement.     This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to herein that are to be delivered at the Closing) constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof, and the parties hereto specifically disclaim reliance on any such prior understandings, agreements or representations to the extent not embodied in this Agreement. Notwithstanding the foregoing, the Confidentiality Agreement shall remain in effect in accordance with its terms.

        9.4.    No Third Party Beneficiaries.     Except as provided in Section 6.8 (with respect to which the Indemnified Parties shall be third party beneficiaries following the Effective Time), this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any Person or to otherwise create any third-party beneficiary hereto.

        9.5.    Assignment.     Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, however, that the Transitory Subsidiary may assign its rights and obligations under this Agreement to another direct wholly-owned Subsidiary of the Buyer without the consent of the Company. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

        9.6.    Severability; Construction.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term. Notwithstanding the foregoing, the parties hereto intend that the provisions of Article VIII and Section 9.10, including the remedies and limitations thereon, be construed as an integral provision of this Agreement and that such provisions, remedies and limitations shall not be severable in any manner that diminishes a party's rights hereunder or increases a party's liability or obligations hereunder.

        9.7.    Counterparts and Signature.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission or by an electronic scan delivered by electronic mail. Signatures received as a ".pdf" attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

        9.8.    Interpretation.     When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The table of contents, table of defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement. All references to "$" or USD herein shall be references to U.S. Dollars.

        9.9.    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Massachusetts.

        9.10.    Remedies.     Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, including, if applicable, specific performance to cause any party hereto to effect the Closing who has not effected the Closing in accordance with this Agreement at the time when the Closing is required to have occurred pursuant to Section 1.3, and (b) an injunction restraining such breach or threatened breach. Each party acknowledges and agrees that (i) each party is entitled to specifically enforce the terms and provisions of this Agreement notwithstanding the availability of any monetary remedy, (ii) the availability of any monetary remedy (A) is not intended to and does not adequately compensate for the harm that would result from a breach of this Agreement and (B) shall not be construed to diminish or otherwise impair in any respect any party's right to specific enforcement, and (iii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither the Company nor the Buyer would have entered into this Agreement.

        9.11.    Submission to Jurisdiction; WAIVER OF JURY TRIAL.

        (a)   Each of the parties to this Agreement (a) consents to submit itself to the personal jurisdiction of any state or federal court sitting in Boston, Massachusetts in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9.2. Nothing in this Section 9.11, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

        (b)   EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN

INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11(b).

        9.12.    Disclosure Schedules.     The Company Disclosure Schedule and the Buyer Disclosure Schedule shall each be arranged in Sections corresponding to the numbered Sections and/or subsections contained in Article III, in the case of the Company Disclosure Schedule, or Article IV, in the case of the Buyer Disclosure Schedule, and the disclosure in any Section shall qualify only the corresponding Section or subsection in Article III or Article IV, as the case may be, to the extent that it is reasonably apparent from a reading of such disclosure that it qualifies or applies to such other Sections. The inclusion of any information in the Company Disclosure Schedule or the Buyer Disclosure Schedule, or in any update thereto, shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a Company Material Adverse Effect or a Buyer Material Adverse Effect, or is outside the Ordinary Course of Business. The specification of any dollar amount in the representations or warranties contained in this Agreement or the inclusion of any specific item in the Company Disclosure Schedule or the Buyer Disclosure Schedule is not intended to imply that such amounts, or higher or lower amounts or the items so included or other items, are or are not material.

        9.13.    Company's Knowledge.     For purposes of this Agreement, the term "Company's Knowledge" means the knowledge of the individuals identified in Section 9.13 of the Company Disclosure Schedule after reasonable inquiry.

(Remainder of Page Intentionally Left Blank.)

        IN WITNESS WHEREOF, the Buyer, the Transitory Subsidiary and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

OSI SYSTEMS, INC.
By:	/s/ DEEPAK CHOPRA
	Name:	Deepak Chopra
	Its:	President and Chief Executive Officer

Signature Page to Merger Agreement

        IN WITNESS WHEREOF, the Buyer, the Transitory Subsidiary and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

APPLE MERGER SUB, INC.
By:	/s/ DEEPAK CHOPRA
	Name:	Deepak Chopra
	Its:	President

Signature Page to Merger Agreement

        IN WITNESS WHEREOF, the Buyer, the Transitory Subsidiary and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

AMERICAN SCIENCE AND ENGINEERING, INC.
By:	/s/ CHARLES P. DOUGHERTY
	Name:	Charles P. Dougherty
	Its:	President and Chief Executive Officer

Signature Page to Merger Agreement

Exhibit A

Form of Amendment to Company Rights Agreement

(Attached)

 AMENDMENT NO. 2 TO RIGHTS AGREEMENT

        This Amendment No. 2 (the "Amendment") to the Rights Agreement dated as of April 17, 2008 between American Science & Engineering, Inc., a Massachusetts corporation, and American Stock Transfer & Trust Company, LLC, a New York corporation, as rights agent, as amended on December 18, 2014 (the "Agreement") is made and is effective as of June 20, 2016. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings accorded to them in the Agreement.

        WHEREAS, the Company and Rights Agent have previously entered into the Agreement;

        WHEREAS, the board of directors of the Company (the "Board") has adopted a certain Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, OSI Systems, Inc., a Delaware corporation (the "Buyer"), and Apple Merger Sub, Inc., a Massachusetts corporation wholly owned by the Buyer (the "Transitory Subsidiary") (the Buyer and the Transitory Subsidiary are collectively referred to herein as the "Other Parties") at a meeting of the Board held on June 20, 2016 (the "Meeting"), pursuant to which the Transitory Subsidiary will be merged with and into the Company (the "Merger");

        WHEREAS, upon the effectiveness of the Merger, the Other Parties collectively will acquire more than 15% of the outstanding shares of the Company's Common Stock, $0.66 2/3 par value per share (the "Company's Common Stock");

        WHEREAS, the acquisition of more than 15% of the outstanding shares of the Company's Common Stock would result in the acquiring entity or entities being deemed to be an "Acquiring Person" under the Agreement, which would trigger certain events pursuant to the terms of the Agreement;

        WHEREAS, the Board has determined that, in connection with the Merger Agreement, it is necessary and desirable to amend the Agreement prior to the Company entering into the Merger Agreement so that (i) the Other Parties will not thereby become Acquiring Persons under the Agreement, (ii) neither a Distribution Date nor a Stock Acquisition Date will thereby occur, and (iii) the Expiration Date of the Agreement will be immediately prior to the Effective Time, as defined in the Merger Agreement;

        WHEREAS, no Distribution Date has occurred; and

        WHEREAS, a majority of the Board has approved and authorized this Amendment pursuant to Section 27 of the Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        1.     The definition of "Acquiring Person" in Section 1 of the Agreement is hereby deleted and replaced in its entirety with the following:

        "Acquiring Person" shall mean any Person who or which, together with all Affiliates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include

  (a)
  the Company,

  (b)
  any Subsidiary of the Company,

  (c)
  any employee benefit plan of the Company or of any Subsidiary of the Company,

  (d)
  any Person organized, appointed, or established by the Company or a Subsidiary of the Company pursuant to the terms of any plan described in clause (c) above,

  (e)
  any Person who

  (i)
  is entitled to report, and has reported or is required to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than a disposition of the Common Stock) (a "13G Holder") and,

  (ii)
  together with all Affiliates of such Person, is the Beneficial Owner of shares of Common Stock of the Company representing less than 20% of the shares of Common Stock of the Company then outstanding,

  (iii)
  provided, however, that a Person who was deemed a 13G Holder shall no longer be deemed such if such Person files a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act, and shall be deemed an Acquiring Person if it is the Beneficial Owner of in excess of 14.9% of the Common Stock of the Company then outstanding at any point from the time it first files such a statement on Schedule 13D; further provided that if at the time of such filing such Person's Beneficial Ownership is in excess of 14.9%, then such Person shall, if requested to do so by the Company, within a specified number of Business Days (to be specified by the Company, but in no case fewer than 10 Business Days) following such request from the Company to such Person, reduce its Beneficial Ownership (together with that of all Affiliates of such Person) to 14.9% or less of the Common Stock of the Company before being deemed an "Acquiring Person" but shall be deemed an "Acquiring Person" if after reducing its Beneficial Ownership to 14.9% or less it subsequently becomes the Beneficial Owner of in excess of 14.9% of the Common Stock of the Company or if, prior to reducing its Beneficial Ownership to 14.9% or less, it increases (or makes any offer or takes any other action that would increase) its Beneficial Ownership of the then-outstanding Common Stock of the Company, other than as a result of a repurchase of Common Stock by the Company or any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan (any such repurchase being hereinafter referred to as a "Company Stock Buyback"), above the lowest Beneficial Ownership of such Person at any time during such 10-day period,

  (f)
  any Person who

  (i)
  within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 14.9% inadvertently or without knowledge of the terms of the Rights; provided, however, that if the Person requested to so certify fails to do so within 10 Business Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day period,

  (ii)
  together with all of such Person's Affiliates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, and

  (iii)
  if requested to do so by the Company, within a specified number of Business Days (to be specified by the Company, but in no case fewer than 10 Business Days) following such request from the Company to such Person, reduced its Beneficial Ownership of Common

      Stock to below 15% of the Common Stock then outstanding; provided, however, that if the Person requested to so reduce its Beneficial Ownership fails to do so within such specified number of Business Days, then such Person shall become an Acquiring Person immediately after such specified number of Business Days;

  (g)
  any Person who becomes the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding (20% in the case of a 13G Holder) solely as a result of a reduction in the number of shares of Common Stock outstanding due to a Company Stock Buyback, unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of 15% or more of the then outstanding shares of Common Stock (20% in the case of a 13G Holder), increases (or makes any offer or takes any other action that would increase) its Beneficial Ownership of the then-outstanding Common Stock of the Company (other than as a result of a Company Stock Buyback); or

  (h)
  OSI Systems, Inc. OSI Systems, Inc., a Delaware corporation (the "Buyer"), and Apple Merger Sub, Inc., a Massachusetts corporation wholly owned by the Buyer (the "Transitory Subsidiary") or any other subsidiary of the Buyer (the Buyer, the Transitory Subsidiary, and any other subsidiary of the Buyer are collectively referred to herein as the "Other Parties"), solely by reason of the execution, delivery or performance of the Agreement and Plan of Merger adopted by the Board at the meeting of the Board held on June 20, 2016, as it may be amended from time to time (the "Merger Agreement"), the consummation of the Merger (as defined in the Merger Agreement) or the other transactions contemplated by the Merger Agreement, the acquisition of beneficial ownership of shares of Company Common Stock by the Buyer or the Transitory Subsidiary pursuant to the Merger or compliance with the terms of the Merger Agreement."

        2.     The definition of "Distribution Date" set forth in Section 1 of the Agreement is hereby amended by adding the following sentence to the end of that definition:

  "Notwithstanding anything in this Agreement to the contrary, no Distribution Date shall be deemed to have occurred by reason of (i) the execution, delivery, performance or amendment of the Merger Agreement, (ii) the performance or consummation of the Merger or (iii) the performance or consummation of any other transaction contemplated by the Merger Agreement."

        3.     The definition of "Stock Acquisition Date" set forth in Section 1 of the Agreement is hereby amended by adding the following sentence to the end of that definition:

  "Notwithstanding anything in this Agreement to the contrary, no Stock Acquisition Date shall be deemed to have occurred by reason of (i) the execution, delivery, performance or amendment of the Merger Agreement, (ii) the performance or consummation of the Merger or (iii) the performance or consummation of any other transaction contemplated by the Merger Agreement."

        4.     The first sentence of Section 7.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

  "Except as otherwise provided herein, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time from and after the Distribution Date and at or prior to the earlier of (i) Close of Business on April 16, 2018 and (ii) immediately prior to the Effective Time (as defined in the Merger Agreement) (the "Expiration Date")."

        5.     Section 11.1.2 of the Agreement is hereby amended by adding the following sentence to the end of that section:

  "Notwithstanding anything else set forth in this Agreement, no event requiring an adjustment under this Section 11.1.2 shall be deemed to have occurred by reason of (i) the execution, delivery, performance or amendment of the Merger Agreement, (ii) the performance or consummation of the Merger or (iii) the performance or consummation of any other transaction contemplated by the Merger Agreement."

        6.     Section 15 of the Agreement is hereby amended by adding the following paragraph to the end of that section:

  "Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable right, remedy or claim under this Agreement in connection with any transactions contemplated by the Merger Agreement."

        7.     A new Section 35 is hereby added to the end of the Agreement to read in its entirety as follows:

  "35. Merger Agreement.    Notwithstanding any other provision of this Agreement, (i) the execution, delivery and performance of the Merger Agreement or of any amendment thereto or (ii) the performance or consummation of any other transaction contemplated by the Merger Agreement shall not result in a Common Stock Event or in any way permit any Rights to be exercised pursuant to Section 11.1.2, Section 13, or otherwise for any capital stock, whether Common Stock, Preferred Stock, Equivalent Preferred Stock or other preferred stock, nor will such execution, acquisition, or consummation result in the occurrence of a Stock Acquisition Date, a Distribution Date, or any other separation of the Rights from the underlying shares of Common Stock or require or permit the Rights to be evidenced by, or to be transferable pursuant to, certificates separate from certificates for the shares of Common Stock, nor entitle or permit the holders of the Rights to exercise the Rights or otherwise affect the rights of the holders of the Rights, including giving the holders of the Rights the right to acquire any capital stock, cash, or other property of any party to the Merger Agreement or any Affiliate of the Buyer or the Transitory Subsidiary. Notwithstanding any other provision of this Agreement, this Agreement shall be inapplicable to the events described in clauses (i) and (ii) above, and all Rights issued and outstanding under the Agreement shall expire immediately prior to the Effective Time (as defined in the Merger Agreement)."

        8.     Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

        [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

American Science & Engineering, Inc.
By:
	Name:	Charles P. Dougherty
	Title:	President and Chief Executive Officer
Attest
By:
	Name:	Michael J. Muscatello
	Title:	General Counsel, Vice President and Secretary
American Stock Transfer & Trust Company
By:
Name:
Title:
Attest
By:
Name:
Title:

 Schedule 6.6

Antitrust Laws

None

Annex B

June 20, 2016

The Board of Directors of
American Science & Engineering, Inc.
829 Middlesex Turnpike
Billerica, MA 01821

Members of the Board of Directors:

        We understand that American Science & Engineering, Inc., a Massachusetts corporation (the "Company"), proposes to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), with OSI Systems, Inc. (the "Acquiror") and Apple Merger Sub, Inc. (the "Merger Sub"). Pursuant to the Merger Agreement, the Merger Sub will merge with and into the Company, with the Company being the surviving corporation as a wholly owned subsidiary of the Acquiror (the "Merger"). As a result of the Merger, each outstanding share of the Company's Common Stock, par value $0.66 2/3 per share (the "Company Common Stock"), other than Company Common Stock owned by a subsidiary of the Company, the Acquiror, the Merger Sub or any other direct or indirect subsidiary of the Acquiror and Dissenting Shares (as defined in the Merger Agreement), shall be converted into the right to receive $37.00 per share in cash, without interest (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement and terms used herein and not defined shall have the meanings ascribed thereto in the Merger Agreement.

        The Board of Directors has asked us whether, in our opinion, the Merger Consideration is fair, from a financial point of view, to the holders of shares of Company Common Stock entitled to receive such Merger Consideration.

        In connection with rendering our opinion, we have, among other things:

  (i)
  reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including publicly available research analysts' estimates;

  (ii)
  reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to the Company prepared and furnished to us by management of the Company;

  (iii)
  reviewed certain non-public projected financial data relating to the Company prepared and furnished to us by management of the Company;

  (iv)
  discussed the past and current operations, financial projections and current financial condition of the Company with management of the Company (including their views on the risks and uncertainties of achieving such projections);

  (v)
  reviewed the reported prices and the historical trading activity of the Company Common Stock;

  (vi)
  compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

  (vii)
  compared the financial performance of the Company and the valuation multiples relating to the Merger with those of certain other transactions that we deemed relevant;

  (viii)
  reviewed the Merger Agreement;

  (ix)
  performed such other analyses and examinations and considered such other factors that we deemed appropriate.

        For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial data relating to the Company referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company under the business assumptions reflected therein. We express no view as to any projected financial data relating to the Company or the assumptions on which they are based.

        For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without material waiver or modification thereof. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or materially reduce the benefits to the holders of the Company Common Stock of the Merger.

        We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

        We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the holders of the Company Common Stock, from a financial point of view, of the Merger Consideration. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Merger Consideration or otherwise. We have assumed that any modification to the structure of the transaction will not vary in any respect material to our analysis. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger. This letter, and our opinion, does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Merger, including as to how any holder of shares of Company Common Stock should vote or act in respect of the Merger. We express no opinion herein as to the price at which shares of the Company will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

        We have received retainer fees for our services and will receive an additional fee upon the rendering of this opinion. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. We will also be entitled to receive a success fee if the Merger is consummated. During the two year period prior to the date hereof and other than in connection with this engagement, no material relationship existed between Evercore Group L.L.C. and its affiliates and the Company pursuant to which compensation was received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. In addition, during the two year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. and its affiliates and the Acquiror pursuant to which compensation was received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. We may provide financial or other services to the Company and the Acquiror in the future and in connection with any such services we may receive compensation.

        In the ordinary course of business, Evercore Group L.L.C. or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Company, the Acquiror and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

        This letter, and the opinion expressed herein is addressed to, and for the information and benefit of, the Board of Directors in connection with their evaluation of the proposed Merger. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the holders of the shares of Company Common Stock entitled to receive such Merger Consideration.

Very truly yours,
EVERCORE GROUP L.L.C.
By:	/s/ TOM STOKES
Tom Stokes
Senior Managing Director

Annex C

PART 13 OF THE MASSACHUSETTS BUSINESS CORPORATION ACT

Section 13.01. DEFINITIONS

        In this PART the following words shall have the following meanings unless the context requires otherwise:

        "Affiliate", any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control of or with another person.

        "Beneficial shareholder", the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

        "Corporation", the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 13.22 to 13.31, inclusive, includes the surviving entity in a merger.

        "Fair value", with respect to shares being appraised, the value of the shares immediately before the effective date of the corporate action to which the shareholder demanding appraisal objects, excluding any element of value arising from the expectation or accomplishment of the proposed corporate action unless exclusion would be inequitable.

        "Interest", interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

        "Marketable securities", securities held of record by, or by financial intermediaries or depositories on behalf of, at least 1,000 persons and which were

          (a)   listed on a national securities exchange,

          (b)   designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or

          (c)   listed on a regional securities exchange or traded in an interdealer quotation system or other trading system and had at least 250,000 outstanding shares, exclusive of shares held by officers, directors and affiliates, which have a market value of at least $5,000,000.

        "Officer", the chief executive officer, president, chief operating officer, chief financial officer, and any vice president in charge of a principal business unit or function of the issuer.

        "Person", any individual, corporation, partnership, unincorporated association or other entity.

        "Record shareholder", the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

        "Shareholder", the record shareholder or the beneficial shareholder.

Section 13.02. RIGHT TO APPRAISAL

        (a)   A shareholder is entitled to appraisal rights, and obtain payment of the fair value of his shares in the event of, any of the following corporate or other actions:

          (1)   consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 11.04 or the articles of organization or if the corporation is a subsidiary that is merged with its parent under section 11.05, unless, in either case, (A) all shareholders are to receive only cash for their shares in amounts equal to what they would receive upon a dissolution of the corporation or, in the case of shareholders already holding marketable securities in the merging corporation, only marketable securities of the surviving corporation and/or cash and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

          (2)   consummation of a plan of share exchange in which his shares are included unless: (A) both his existing shares and the shares, obligations or other securities to be acquired are marketable securities; and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the share exchange other than in his capacity as (i) a shareholder of the corporation whose shares are to be exchanged, (ii) a director, officer, employee or consultant of either the corporation whose shares are to be exchanged or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation whose shares are to be exchanged in the aggregate;

          (3)   consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the sale or exchange is subject to section 12.02, or a sale or exchange of all, or substantially all, of the property of a corporation in dissolution, unless:

              (i)  his shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for his shares; or

             (ii)  the sale or exchange is pursuant to court order; or

            (iii)  in the case of a sale or exchange of all or substantially all the property of the corporation subject to section 12.02, approval of shareholders for the sale or exchange is conditioned upon the dissolution of the corporation and the distribution in cash or, if his shares are marketable securities, in marketable securities and/or cash, of substantially all of its net assets, in excess of a reasonable amount reserved to meet unknown claims under section 14.07, to the shareholders in accordance with their respective interests within one year after the sale or exchange and no director, officer or controlling shareholder has a direct or indirect material financial interest in the sale or exchange other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the corporation or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

          (4)   an amendment of the articles of organization that materially and adversely affects rights in respect of a shareholder's shares because it:

              (i)  creates, alters or abolishes the stated rights or preferences of the shares with respect to distributions or to dissolution, including making non-cumulative in whole or in part a dividend theretofore stated as cumulative;

             (ii)  creates, alters or abolishes a stated right in respect of conversion or redemption, including any provision relating to any sinking fund or purchase, of the shares;

            (iii)  alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

            (iv)  excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate votes, except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class; or

             (v)  reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 6.04;

          (5)   an amendment of the articles of organization or of the bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration or any outstanding shares held by the shareholder or amends any pre-existing restrictions on the transfer or registration of his shares in a manner which is materially adverse to the ability of the shareholder to transfer his shares;

          (6)   any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to appraisal;

          (7)   consummation of a conversion of the corporation to nonprofit status pursuant to subdivision B of PART 9; or

          (8)   consummation of a conversion of the corporation into a form of other entity pursuant to subdivision D of PART 9.

        (b)   Except as otherwise provided in subsection (a) of section 13.03, in the event of corporate action specified in clauses (1), (2), (3), (7) or (8) of subsection (a), a shareholder may assert appraisal rights only if he seeks them with respect to all of his shares of whatever class or series.

        (c)   Except as otherwise provided in subsection (a) of section 13.03, in the event of an amendment to the articles of organization specified in clause (4) of subsection (a) or in the event of an amendment of the articles of organization or the bylaws or an agreement to which the shareholder is not a party specified in clause (5) of subsection (a), a shareholder may assert appraisal rights with respect to those shares adversely affected by the amendment or agreement only if he seeks them as to all of such shares and, in the case of an amendment to the articles of organization or the bylaws, has not voted any of his shares of any class or series in favor of the proposed amendment.

        (d)   The shareholder's right to obtain payment of the fair value of his shares shall terminate upon the occurrence of any of the following events:

            (i)  the proposed action is abandoned or rescinded; or

           (ii)  a court having jurisdiction permanently enjoins or sets aside the action; or

          (iii)  the shareholder's demand for payment is withdrawn with the written consent of the corporation.

        (e)   A shareholder entitled to appraisal rights under this chapter may not challenge the action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 13.03. ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS

        (a)   A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

        (b)   A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

          (1)   submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in subclause (ii) of clause (2) of subsection (b) of section 13.22; and

          (2)   does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

Section 13.20. NOTICE OF APPRAISAL RIGHTS

        (a)   If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders' meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this Part and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this Part shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

        (b)   In a merger pursuant to section 11.05, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in section 13.22.

Section 13.21. NOTICE OF INTENT TO DEMAND PAYMENT

        (a)   If proposed corporate action requiring appraisal rights under section 13.02 is submitted to vote at a shareholders' meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

          (1)   shall deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment if the proposed action is effectuated; and

          (2)   shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

        (b)   A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment under this chapter.

Section 13.22. APPRAISAL NOTICE AND FORM

        (a)   If proposed corporate action requiring appraisal rights under subsection (a) of section 13.02 becomes effective, the corporation shall deliver a written appraisal notice and form required by clause (1) of subsection (b) to all shareholders who satisfied the requirements of section 13.21 or, if the action was taken by written consent, did not consent. In the case of a merger under section 11.05, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

        (b)   The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

          (1)   supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (A) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (B) that the shareholder did not vote for the transaction;

          (2)   state:

              (i)  where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subclause (ii);

             (ii)  a date by which the corporation shall receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection (a) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

            (iii)  the corporation's estimate of the fair value of the shares;

            (iv)  that, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in clause (ii) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

             (v)  the date by which the notice to withdraw under section 13.23 shall be received, which date shall be within 20 days after the date specified in subclause (ii) of this subsection; and

          (3)   be accompanied by a copy of this chapter.

Section 13.23. PERFECTION OF RIGHTS; RIGHT TO WITHDRAW

        (a)   A shareholder who receives notice pursuant to section 13.22 and who wishes to exercise appraisal rights shall certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to clause (1) of subsection (b) of section 13.22. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder's shares as after-acquired shares under section 13.25. In addition, a shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subclause (ii) of clause (2) of subsection (b) of section 13.22. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to said subsection (b).

        (b)   A shareholder who has complied with subsection (a) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subclause (v) of clause (2) of subsection (b) of section 13.22. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

        (c)   A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates where required, each by the date set forth in the notice described in subsection (b) of section 13.22, shall not be entitled to payment under this chapter.

Section 13.24. PAYMENT

        (a)   Except as provided in section 13.25, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 13.23 the amount the corporation estimates to be the fair value of their shares, plus interest.

        (b)   The payment to each shareholder pursuant to subsection (a) shall be accompanied by:

          (1)   financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (2)   a statement of the corporation's estimate of the fair value of the shares, which estimate shall equal or exceed the corporation's estimate given pursuant to subclause (iii) of clause (2) of subsection (b) of section 13.22; and

          (3)   a statement that shareholders described in subsection (a) have the right to demand further payment under section 13.26 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment in full satisfaction of the corporation's obligations under this chapter.

Section 13.25. AFTER-ACQUIRED SHARES

        (a)   A corporation may elect to withhold payment required by section 13.24 from any shareholder who did not certify that beneficial ownership of all of the shareholder's shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to clause (1) of subsection (b) of section 13.22.

        (b)   If the corporation elected to withhold payment under subsection (a), it must, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, notify all shareholders who are described in subsection (a):

          (1)   of the information required by clause (1) of subsection (b) of section 13.24;

          (2)   of the corporation's estimate of fair value pursuant to clause (2) of subsection (b) of said section 13.24;

          (3)   that they may accept the corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 13.26;

          (4)   that those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation's offer within 30 days after receiving the offer; and

          (5)   that those shareholders who do not satisfy the requirements for demanding appraisal under section 13.26 shall be deemed to have accepted the corporation's offer.

        (c)   Within 10 days after receiving the shareholder's acceptance pursuant to subsection(b), the corporation shall pay in cash the amount it offered under clause (2) of subsection (b) to each shareholder who agreed to accept the corporation's offer in full satisfaction of the shareholder's demand.

        (d)   Within 40 days after sending the notice described in subsection (b), the corporation must pay in cash the amount if offered to pay under clause (2) of subsection (b) to each shareholder deserved in clause (5) of subsection (b).

Section 13.26. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

        (a)   A shareholder paid pursuant to section 13.24 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 13.24. A shareholder offered payment under section 13.25 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder's stated estimate of the fair value of the shares plus interest.

        (b)   A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (a) within 30 days after receiving the corporation's payment or offer of payment under section 13.24 or section 13.25, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

Section 13.30. COURT ACTION

        (a)   If a shareholder makes demand for payment under section 13.26 which remains unsettled, the corporation shall commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 13.26 plus interest.

        (b)   The corporation shall commence the proceeding in the appropriate court of the county where the corporation's principal office, or, if none, its registered office, in the commonwealth is located. If the corporation is a foreign corporation without a registered office in the commonwealth, it shall commence the proceeding in the county in the commonwealth where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

        (c)   The corporation shall make all shareholders, whether or not residents of the commonwealth, whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law or otherwise as ordered by the court.

        (d)   The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.

        (e)   Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder' s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value, plus interest, of the shareholder's shares for which the corporation elected to withhold payment under section 13.25.

Section 13.31. COURT COSTS AND COUNSEL FEES

        (a)   The court in an appraisal proceeding commenced under section 13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess cost against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

        (b)   The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (1)   against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections 13.20, 13.22, 13.24 or 13.25; or

          (2)   against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

        (c)   If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

        (d)   To the extent the corporation fails to make a required payment pursuant to sections 13.24, 13.25, or 13.26, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

PRELIMINARY PROXY MATERIALS-SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement are available at www.proxyvote.com AMERICAN SCIENCE AND ENGINEERING, INC. Special Meeting of Shareholders [ ], 2016 This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints Charles P. Dougherty, President and Chief Executive Officer, Diane J. Basile, Senior Vice President, Chief Financial Officer and Treasurer, and Michael J. Muscatello, Vice President, General Counsel and Secretary, or any of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders (“Meeting”) of American Science and Engineering, Inc. (“Company”) to be held at [ ], local time, on [ ], 2016 at the offices of WilmerHale LLP, 60 State Street, Boston, Massachusetts 02109 and at any adjournments thereof, to vote in the name and place of the undersigned as designated on the reverse side, with all powers which the undersigned would possess if personally present, all of the stock of the Company standing in the name of the undersigned on the books of the Company, on all matters set forth in the Notice of the Special Meeting of Shareholders and Proxy Statement, receipt of which is acknowledged, and upon such other and further business as may properly come before the Meeting. All proxies previously given by the undersigned in respect of the Meeting are hereby revoked. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000296180_2 R1.0.1.25

If you would like to reduce the costs incurred by our Company in mailing proxy 1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1., 2. and 3.: For 0 Against 0 Abstain 0 1. To approve the Agreement and Plan of Merger, dated as of June 20, 2016 (the "merger agreement"), by and among American Science and Engineering, Inc. (the "Company"), OSI Systems, Inc. ("Buyer"), and Apple Merger Sub, Inc. ("Transitory Subsidiary"), providing for the merger of Transitory Subsidiary with and into the Company (the "merger"), with the Company surviving the merger as a wholly owned subsidiary of Buyer. 0 0 0 0 0 0 2. To approve, on a nonbinding advisory basis, the "golden parachute" compensation that may be payable to the Company's named executive officers in connection with the merger. To approve one or more adjournments of the special meeting, if necessary or appropriate in the view of the board of directors of the Company, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement. 3. (see reverse for instructions) John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000296180_1 R1.0.1.25 For address change/comments, mark here. 0 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 AMERICAN SCIENCE AND ENGINEERING, INC. 829 MIDDLESEX TURNPIKE BILLERICA, MA 01821 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567